                                                                   EXHIBIT 10.10

================================================================================


                                 $110,000,000

                               CREDIT AGREEMENT

                                     AMONG

                     DOSKOCIL MANUFACTURING COMPANY, INC.

                         CERTAIN LENDERS NAMED HEREIN

                                      AND

              NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT

                NATIONSBANC CAPITAL MARKETS, INC., AS ARRANGER

                                      AND

                    DONALDSON, LUFKIN & JENRETTE SECURITIES
                           CORPORATION, AS ARRANGER

                              September 19, 1997


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
                                   ARTICLE 1

                                  Definitions
                                  -----------

Section 1.1    Defined Terms............................................    1
               -------------
Section 1.2    Amendments and Renewals..................................   27
               -----------------------
Section 1.3    Construction.............................................   27
               ------------

                                   ARTICLE 2

                                   Advances
                                   --------

Section 2.1    The Advances.............................................   27
               ------------
Section 2.2    Manner of Borrowing and Disbursement.....................   28
               ------------------------------------
Section 2.3    Interest.................................................   31
               --------
Section 2.4    Fees.....................................................   33
               ----
Section 2.5    Prepayments..............................................   33
               -----------
Section 2.6    Reduction of Revolving Credit Commitment.................   35
               ----------------------------------------
Section 2.7    Non-Receipt of Funds by the Administrative Agent.........   36
               ------------------------------------------------
Section 2.8    Payment of Principal of Advances.........................   36
               --------------------------------
Section 2.9    Reimbursement............................................   38
               -------------
Section 2.10   Manner of Payment........................................   39
               -----------------
Section 2.11   LIBOR Lending Offices....................................   40
               ---------------------
Section 2.12   Sharing of Payments......................................   40
               -------------------
Section 2.13   Calculation of LIBOR Rate................................   41
               -------------------------
Section 2.14   Taxes....................................................   41
               -----
Section 2.15   Letters of Credit........................................   44
               -----------------

                                   ARTICLE 3

                             Conditions Precedent
                             --------------------

Section 3.1    Conditions Precedent to the Initial Advances and the
               ----------------------------------------------------
                Initial Letters of Credit...............................   50
                -------------------------
Section 3.2    Conditions Precedent to All Advances and Letters of
               ---------------------------------------------------
                Credit..................................................   53
                ------
Section 3.3    Conditions Precedent to Conversions and Continuations....   54
               -----------------------------------------------------

                                   ARTICLE 4

                        Representations and Warranties
                        ------------------------------

Section 4.1    Representations and Warranties...........................   55
               ------------------------------
Section 4.2    Survival of Representations and Warranties, etc..........   62
               -----------------------------------------------

                                   ARTICLE 5

                               General Covenants
                               -----------------

Section 5.1    Preservation of Existence and Similar Matters............   63
               ---------------------------------------------
Section 5.2    Business; Compliance with Applicable Law.................   63
               ----------------------------------------
Section 5.3    Maintenance of Properties................................   63
               -------------------------
Section 5.4    Accounting Methods and Financial Records.................   63
               ----------------------------------------
Section 5.5    Insurance................................................   63
               ---------
Section 5.6    Payment of Taxes and Claims..............................   64
               ---------------------------
Section 5.7    Visits and Inspections...................................   64
               ----------------------
Section 5.8    Use of Proceeds..........................................   64
               ---------------
Section 5.9    Indemnity................................................   64
               ---------
Section 5.10   Environmental Law Compliance.............................   66
               ----------------------------
Section 5.11   Further Assurances.......................................   67
               ------------------
Section 5.12   Subsidiaries.............................................   67
               ------------

                                   ARTICLE 6

                             Information Covenants
                             ---------------------

Section 6.1    Monthly Financial Statements and Information.............   68
               --------------------------------------------
Section 6.2    Quarterly Financial Statements and Information...........   68
               ----------------------------------------------
Section 6.3    Annual Financial Statements and Information;
               --------------------------------------------
                Certificate of No Default...............................   68
                -------------------------
Section 6.4    Compliance Certificate...................................   69
               ----------------------
Section 6.5    Copies of Other Reports and Notices......................   69
               -----------------------------------
Section 6.6    Notice of Litigation, Default and Other Matters..........   70
               -----------------------------------------------
Section 6.7    ERISA Reporting Requirements.............................   70
               ----------------------------

                                   ARTICLE 7

                              Negative Covenants
                              ------------------

Section 7.1    Indebtedness.............................................   72
               ------------
Section 7.2    Liens....................................................   73
               -----
Section 7.3    Investments..............................................   73
               -----------
Section 7.4    Liquidation, Merger......................................   74
               -------------------

Section 7.5    Sales of Assets..........................................   74
               ---------------
Section 7.6    Acquisitions.............................................   75
               ------------
Section 7.7    Capital Expenditures.....................................   75
               --------------------
Section 7.8    Restricted Payments......................................   75
               -------------------
Section 7.9    Affiliate Transactions...................................   76
               ----------------------
Section 7.10   Compliance with ERISA....................................   76
               ---------------------
Section 7.11   Maximum Leverage Ratio...................................   76
               ----------------------
Section 7.12   Minimum Fixed Charge Coverage Ratio......................   77
               -----------------------------------
Section 7.13   Interest Coverage Ratio..................................   77
               -----------------------
Section 7.14   Sale or Discount of Receivables..........................   77
               -------------------------------
Section 7.15   Business.................................................   77
               --------
Section 7.16   Fiscal Year..............................................   77
               -----------
Section 7.17   Amendment of Organizational Documents....................   77
               -------------------------------------
Section 7.18   Amendments and Waivers of Subordinated Debt..............   78
               -------------------------------------------

                                   ARTICLE 8

                                    Default
                                    -------

Section 8.1    Events of Default........................................   78
               -----------------
Section 8.2    Remedies.................................................   81
               --------

                                   ARTICLE 9

                           Changes in Circumstances
                           ------------------------

Section 9.1    LIBOR Basis Determination Inadequate.....................   82
               ------------------------------------
Section 9.2    Illegality...............................................   82
               ----------
Section 9.3    Increased Costs..........................................   83
               ---------------
Section 9.4    Effect On Base Rate Advances.............................   84
               ----------------------------
Section 9.5    Capital Adequacy.........................................   84
               ----------------
Section 9.6    Replacement Lender.......................................   85
               ------------------

                                  ARTICLE 10

                            Agreement Among Lenders
                            -----------------------

Section 10.1   Agreement Among Lenders..................................   85
               -----------------------
Section 10.2   Lender Credit Decision...................................   88
               ----------------------
Section 10.3   Benefits of Article......................................   88
               -------------------

                                  ARTICLE 11

                                 Miscellaneous
                                 -------------

Section 11.1   Notices..................................................   89
               -------
Section 11.2   Expenses.................................................   90
               --------
Section 11.3   Waivers..................................................   90
               -------
Section 11.4   Calculation by the Lenders Conclusive and Binding........   91
               -------------------------------------------------
Section 11.5   Set-Off..................................................   91
               -------
Section 11.6   Assignment...............................................   91
               ----------
Section 11.7   Counterparts.............................................   93
               ------------
Section 11.8   Severability.............................................   93
               ------------
Section 11.9   Interest and Charges.....................................   93
               --------------------
Section 11.10  Headings.................................................   94
               --------
Section 11.11  Amendment and Waiver.....................................   94
               --------------------
Section 11.12  Exception to Covenants...................................   95
               ----------------------
Section 11.13  No Liability of Issuing Bank.............................   95
               ----------------------------
Section 11.14  Confidentiality..........................................   95
               ---------------
Section 11.15  No Novation..............................................   96
               -----------
Section 11.16  Governing Law............................................   96
               -------------
Section 11.17  Waiver of Jury Trial.....................................   96
               --------------------
Section 11.18  Entire Agreement.........................................   96
               ----------------

Schedules and Exhibits
----------------------

Schedule 1:    LIBOR Lending Offices
Schedule 2:    Existing Liens
Schedule 3:    Existing Litigation
Schedule 4:    Subsidiaries
Schedule 5:    Existing Investments
Schedule 6:    Existing Indebtedness
Schedule 7:    Qualification and Good Standing
Schedule 8:    Labor Relations
Schedule 9:    EBIT Special Adjustments



Exhibit A:     Revolving Credit Note
Exhibit B:     Facility A Term Loan Note
Exhibit C:     Facility B Term Loan Note
Exhibit D:     General Security Agreement
Exhibit E:     Intellectual Property Security Agreement and Assignment
Exhibit F:     Compliance Certificate
Exhibit G:     Assignment Agreement
Exhibit H:     Subsidiary Guaranty
Exhibit I:     Notice of Borrowing
Exhibit J-1:   Leasehold Deed of Trust
Exhibit J-2:   Fee Simple Deed of Trust
Exhibit K:     Landlord's Waiver
Exhibit L:     Swing Line Note

                               CREDIT AGREEMENT
                               ----------------


     THIS CREDIT AGREEMENT is dated as of September 19, 1997, among DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), the Lenders from time to time party hereto, and NATIONSBANK OF TEXAS, N.A., a national banking association, as administrative agent for the Lenders.


                                  BACKGROUND
                                  ----------

     The Lenders have been requested to provide the Borrower funds to (a) consummate the Dogloo Transaction (as hereinafter defined) (b) refinance a portion of the existing debt of the Borrower and Dogloo (as hereinafter defined), including, but not limited to, the debt of the Borrower outstanding pursuant to the terms of that certain Credit Agreement, dated as of July 1, 1997, among the Borrower, the lenders party thereto, and NationsBank of Texas, N.A., as the Administrative Agent (the "Existing Credit Agreement") and the Bridge Notes (as hereinafter defined), (c) pay certain fees and expenses related to the Dogloo Transaction, and (d) finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries (as hereinafter defined). The Lenders have agreed to provide such financing, subject to the terms and conditions set forth below.

     In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Defined Terms.  For purposes of this Agreement:
                  -------------

     "Account" has the meaning assigned to such term in the UCC.
      -------

     "Acquisition" means any transaction pursuant to which the Borrower or any
      -----------
of its Subsidiaries, (a) whether by means of a capital contribution or purchase or other acquisition of stock or other securities or other equity participation or interest, (i) acquires more than 50% of the equity interest in any Person pursuant to a solicitation by the Borrower or such Subsidiary of tenders of equity securities of such Person, or through one or more negotiated block, market, private or other transactions, or a combination of any of the foregoing, or (ii) makes any corporation a Subsidiary of the Borrower or such Subsidiary, or causes any corporation, other than a Subsidiary of the Borrower or such Subsidiary, to be merged into the Borrower or such Subsidiary (or agrees to be merged into any other corporation other than a wholly-owned Subsidiary (excluding directors' qualifying shares) of the Borrower or such Subsidiary), or (b) purchases all or substantially all of the business or assets of any Person or of any operating division of any Person.

     "Acquisition Consideration" means the consideration given by the Borrower
      -------------------------
or any of its Subsidiaries for an Acquisition, including but not limited to the fair market value of any cash, property, stock or services given and the amount of any Indebtedness assumed or incurred by the Borrower or any Subsidiary of the Borrower in connection with such Acquisition.

     "Administrative Agent" means NationsBank of Texas, N.A., a national banking
      --------------------
association, as administrative agent for Lenders, or such successor administrative agent appointed pursuant to Section 10.1(b) hereof.
                                           ---------------

     "Administrative Agent Fee Letter" has the meaning specified in Section
      -------------------------------                               -------
2.4(b) hereof.
------

     "Advance" means any amount advanced by the Lenders to the Borrower pursuant
      -------
to Article 2 hereof on the occasion of any borrowing.
   ---------

     "Affiliate" means, as applied to any Person, any other Person that,
      ---------
directly or indirectly, through one or more Persons, Controls or is Controlled By or Under Common Control with, such Person.

     "Agreement" means this Credit Agreement, as amended, modified, supplemented
      ---------
or restated from time to time.

     "Agreement Date" means the date of this Agreement.
      --------------

     "Applicable Base Rate Margin" means the following per annum percentages,
      ---------------------------
applicable in the following situations:

                                                            Facility A Term         Facility B
                                                           Loan Advances and        Term Loan
 Applicability                                             Revolving Advances        Advances
--------------                                             ------------------       -----------
(a)  Initial Pricing Period                                      0.750%                 1.250%
     ----------------------
(b)  Subsequent Pricing Period
     -------------------------
     (1)  The Leverage Ratio is greater than or                  0.750%                 1.250%
          equal to 4.50 to 1

     (2)  The Leverage Ratio is less than 4.50 to                0.500%                 1.000%
          1 but greater than or equal to 3.50 to 1

     (3)  The Leverage Ratio is less than 3.50 to 1              0.000%                 0.500%

During the Subsequent Pricing Period, the Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided,
                                                                    --------
that each adjustment in the Base Rate Basis as a result of a change in the Applicable Base Rate Margin shall be effective with respect to Base Rate Advances (i) made following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.2 or 6.3 hereof, as
                                                -----------    ---
applicable, for each such fiscal quarter, and the corresponding Compliance Certificate required pursuant to Section 6.4 hereof, on the date of making such
                                 -----------
Base Rate Advance and (ii) outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1 until such time as such financial statements and Compliance Certificate are received.

     "Applicable Environmental Laws" means applicable laws pertaining to health
      -----------------------------
or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, "RCRA").

     "Applicable Law" means (a) in respect of any Person, all provisions of
      --------------
constitutions, statutes, rules, regulations and final orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all Tribunals in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including without limitation 12 USC (S)(S) 85 and 86, as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas.

     "Applicable LIBOR Rate Margin" means the following per annum percentages,
      ----------------------------
applicable in the following situations:

                                                  Facility A Term
                                                 Loan Advances and        Facility B Term
Applicability                                    Revolving Advances        Loan Advances
-------------                                    ------------------       --------------
(a)  Initial Pricing Period                            2.250%                  2.750%
     ----------------------
(b)  Subsequent Pricing Period
     -------------------------
     (1)  The Leverage Ratio is greater                2.250%                  2.750%
          than or equal to 4.50 to 1

     (2)  The Leverage Ratio is less than              2.000%                  2.500%
          4.50 to 1 but greater than or
          equal to 3.50 to 1

     (3)  The Leverage Ratio is less than              1.500%                  2.000%
          3.50 to 1

During the Subsequent Pricing Period, the Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided,
                                                                    --------
that each adjustment in the LIBOR Basis as a result of a change in the Applicable LIBOR Rate Margin shall be effective with respect to LIBOR Advances
(i) made following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.2 or 6.3 hereof, as
                                                -----------    ---
applicable, for each such fiscal quarter, and the corresponding Compliance Certificate required pursuant to Section 6.4 hereof, on the date of making such
                                 -----------
LIBOR Advance and (ii) outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1 until such time as such financial statements and Compliance Certificate are received.

     "Applicable Specified Percentage" means the Revolving Credit Specified
      -------------------------------
Percentage, the Facility A Term Loan Specified Percentage, the Facility B Term Loan Specified Percentage or the Total Specified Percentage, as applicable in the context used.

     "Assignees" means any assignee of a Lender pursuant to an Assignment
      ---------
Agreement and shall have the meaning ascribed thereto in Section 11.6 hereof.
                                                         ------------

     "Assignment Agreement" has the meaning specified in Section 11.6 hereof.
      --------------------                               ------------

     "Authorized Signatory" means such senior personnel of the Borrower or the
      --------------------
Parent as may be duly authorized and designated in writing by the Borrower or the Parent to execute documents, agreements and instruments on behalf of the Borrower or the Parent, and to request Advances and Letters of Credit hereunder.

     "Base Rate Advance" means any Advance bearing interest at the Base Rate
      -----------------
Basis.

     "Base Rate Basis" means, for any day, a per annum interest rate equal to
      ---------------
the higher of (a) the sum of (i) 0.50% plus (ii) the Federal Funds Rate on such day plus (iii) the Applicable Base Rate Margin or (b) the sum of (i) the Prime Rate on such day plus (ii) the Applicable Base Rate Margin. The Base Rate Basis shall be adjusted automatically without notice as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as applicable, to account for such change.

     "Basle Accord" means the proposals for risk-based capital framework
      ------------
described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Management and Capital Standards" dated July 1988, as amended, modified, and supplemented and in effect from time to time or any replacement thereof.

     "Borrowing Base" means, at the time in question, an amount equal to the sum
      --------------
of (a) 80% of Eligible Accounts plus (b) 50% of Eligible Inventory.

     "Bridge Notes" means those certain senior subordinated increasing rate
      ------------
notes of the Borrower issued by the Borrower in connection with the Doskocil Transaction in an aggregate principal amount of $32,500,000.00.

     "Business Day" means a day on which commercial banks are open (a) for the
      ------------
transaction of business in Dallas, Texas, and (b) with respect to any LIBOR Advance, for the transaction of international business (including dealings in U.S. Dollar deposits) in London, England.

     "Capital Expenditures" means, for any period, expenditures made by the
      --------------------
Borrower and its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements during such period and the aggregate amount of items leased or acquired under Capitalized Lease Obligations at the cost of the item) computed in accordance with GAAP, consistently applied; provided, however, notwithstanding the foregoing, Capital
                      --------  -------
Expenditures shall not include any such expenditures to the extent that they are made in conjunction with an Acquisition and are included as Acquisition Consideration. For the purpose of this definition, the purchase price of equipment which is acquired concurrently or in conjunction with the trade-in of existing equipment owned by the Borrower or any of its Subsidiaries or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment being traded in at such time or the amount of such proceeds, as the case may be, and the purchase price of equipment which is acquired in connection with the sale or other disposition of capital assets which have been replaced or superseded shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less any cash received from such sale or other disposition.

     "Capitalized Lease Obligations" means that portion of any obligation of the
      -----------------------------
Borrower or any Subsidiary of the Borrower as lessee under a lease which at the time would be required to be capitalized on a balance sheet of the Borrower or such Subsidiary prepared in accordance with GAAP.

     "Cash and Cash Equivalents" means with respect to the Borrower and each
      -------------------------
Subsidiary of the Borrower (a) cash, (b) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) entered into with any financial institution meeting the qualifications specified in clause (c) above, (e) commercial paper issued by any Lender or the parent corporation of any Lender, and commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., a New York corporation, or P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing within six months after the date of acquisition, and (f) a readily redeemable "money market mutual fund" advised by a bank described in clause (iii) hereof, or an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (e) hereof and having on the date of such Investment total assets of at least $200,000,000.00.

     "Change of Control" means the occurrence of any of the following events
      -----------------
after the Agreement Date: (a) any Person or any Persons acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision thereto, other than the Specified Investors, shall beneficially own (as defined in Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act or any successor provision thereto) at least 51% of the aggregate Voting Power of the Borrower; (b) during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors of the Borrower then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; (c)(i) prior to the occurrence of a public offering of the Borrower's common stock, the Specified Investors shall fail to own at least 50% of the aggregate Voting Power of the Borrower or (ii) from and after the occurrence of a public offering of the Borrower's common stock, the Specified Investors shall fail to own at least 30% of the aggregate Voting Power of the Borrower; or (d) any "Change of Control", "Change in Control" or similar event or circumstance, however defined or designated, under any agreement or document governing any Institutional Debt.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral" means any collateral hereafter granted by any Person to the
      ----------
Administrative Agent for the benefit of the Lenders to secure the Obligations.

     "Collateral Document" means any document under which Collateral is granted
      -------------------
and any document related thereto.

     "Commitments" means, collectively, the Revolving Credit Commitment, the
      -----------
Facility A Term Loan Commitment and the Facility B Term Loan Commitment, as reduced from time to time in the case of the Revolving Credit Commitment pursuant to Section 2.6 hereof.
            -----------

     "Compliance Certificate" means a certificate, signed by an Authorized
      ----------------------
Signatory, in substantially the form of Exhibit F, appropriately completed.
                                        ---------

     "Control" or "Controlled By" or "Under Common Control" means possession,
      -------      -------------      --------------------
directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, however, that in any event any Person which beneficially owns, directly or indirectly, 10% or more (in number of votes) of the securities having ordinary voting power for the election of directors of a corporation shall be conclusively presumed to control such corporation, except that Benjamin
L. Doskocil, Sr. shall not be deemed to control the Borrower by reason of such voting power so long as he is the beneficial owner, directly or indirectly, of no more than 15% of such voting power.

     "Controlled Group" means as of the applicable date, as to any Person not an
      ----------------
individual, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which are under common control with such Person and which, together with such Person, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code; provided, however, that the Subsidiaries of the Borrower shall be deemed to be members of the Borrower's Controlled Group.

     "Creditor" means a creditor of the Borrower or any Subsidiary of the
      --------
Borrower and shall not include any Affiliate of any such creditor.

     "Debtor Relief Laws" means any applicable liquidation, conservatorship,
      ------------------
bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

     "Deed of Trust" means any leasehold or fee simple Deed of Trust or
      -------------
Mortgage, as applicable, relating to the real property and improvements leased and owned by the Borrower and each Domestic Subsidiary of the Borrower, in substantially the form set forth in Exhibit J-1 and Exhibit J-2.
                                    -----------     -----------

     "Default" means an Event of Default and/or any of the events specified in
      -------
Section 8.1, regardless of whether there shall have occurred any passage of time
-----------
or giving of notice that would be necessary in order to constitute such event an Event of Default.

     "Default Rate" means a simple per annum interest rate equal to (a) with
      ------------
respect to Base Rate Advances the lesser of (i) the Highest Lawful Rate or (ii) the Base Rate Basis then in effect plus 2.00% or (b) with respect to LIBOR Advances, the lesser of (i) the Highest Lawful Rate or (ii) the LIBOR Basis then in effect plus 2.00%.

     "Determining Lenders" means, on any date of determination, any combination
      -------------------
of Lenders whose Total Specified Percentages result in exposure to such Lenders equal to more than 50% of the sum of (a) the sum of (i) all outstanding Revolving Credit Advances on such date, plus (ii) the Unused Portion on such date, plus (b) all outstanding Facility A Term Loan Advances on such date, plus
(c) all outstanding Facility B Term Loan Advances on such date.

     "Dividend" means, as to any Person, (a) any declaration or payment of any
      --------
dividend (other than a stock dividend) on, or the making of any distribution on account of, any Equity Interests of such Person and (b) any purchase, redemption, or other acquisition or retirement for value of any Equity Interests of such Person.

     "Dogloo" means Dogloo, Inc., a California corporation.
      ------

     "Dogloo Merger" means the merger of Dogloo with and into the Borrower
      -------------
through the exchange of Equity Interests of the Borrower for all outstanding Equity Interests of Dogloo, with the Borrower being the surviving corporation.

     "Dogloo Transaction" means, collectively, (a) the Dogloo Merger, (b) the
      ------------------
issuance by the Borrower of the Senior Subordinated Notes, (c) the Dogloo Transaction Restricted Payments, and (c) the refinancing of all existing Indebtedness of Dogloo and the Borrower, including but limited to all Indebtedness in respect of the Existing Credit Agreement and the Bridge Notes.

     "Dogloo Transaction Documents" means all agreements, documents and
      ----------------------------
instruments executed in connection with or related to the Dogloo Transaction.

     "Dogloo Transaction Restricted Payments" means (a) the redemption of Common
      --------------------------------------
Stock of the Borrower for an aggregate amount not to exceed $11,000,000, (b) the redemption of Series A Preferred Stock of the Borrower for an aggregate amount not to exceed $7,000,000 plus accrued dividends thereon, (c) the redemption of Series B Preferred

Stock of the Borrower for an aggregate amount not to exceed $12,652,000 plus accrued dividends thereon, (d) the redemption of Series C Preferred Stock of the Borrower for an aggregate amount not to exceed $3,474,000 plus accrued dividends thereon, (e) the payment of accrued dividends on Series C Preferred Stock of the Borrower that are not redeemed in connection with the Doskocil Transaction not to exceed $1,576,000, (f) payments to certain shareholders (including option holders) and employees of Dogloo in connection with the Dogloo Transaction not to exceed $730,000 in aggregate amount, and (g) payments to Westar Capital of a transaction advisory fee incurred in connection with the 1995 Dogloo recapitalization not to exceed $450,000.

     "Dollar" or "$" means the lawful currency of the United States of America.
      ------      -

     "Domestic Subsidiary" means any Subsidiary of the Borrower other than a
      -------------------
Foreign Subsidiary.

     "Doskocil Transaction" has the meaning given to such term in the Existing
      --------------------
Credit Agreement.

     "Doskocil Transaction Documents" has the meaning given to such term in the
      ------------------------------
Existing Credit Agreement.

     "EBIT" means, for any period, determined in accordance with GAAP on a
      ----
consolidated basis for the Borrower and its Subsidiaries, the sum of (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense (including interest expense pursuant to Capitalized Lease Obligations), plus (c) EBIT Special Adjustments.

     "EBIT Special Adjustments" means an amount equal to the sum of (a)
      ------------------------
management fees in favor of Westar Capital recorded as a one-time charge in August, 1997, up to a maximum of $450,000, plus (b) relocation costs relating to the integration of the Borrower and Dogloo, up to a maximum of $825,000, plus
(c) transaction fees and expenses related to the Doskocil Transaction and the Dogloo Transaction, plus (d) those items set forth on Schedule 9 hereto to the
                                                      ----------
extent they are required to be expensed rather than capitalized, plus (e) excluding any management fees referred to in clause (a) above, any excess of management fees in favor of Westar Capital L.L.C. accrued during any period over such fees paid in such period, minus (f) excluding any management fees referred to in clause (a) above, any excess of management fees in favor of Westar Capital L.L.C. paid during any period over such fees accrued during such period; but excluding any component of the foregoing not deducted in calculating Pretax Net Income.

     "EBITDA" means, for any period, determined in accordance with GAAP on a
      ------
consolidated basis for the Borrower and its Subsidiaries, the sum of (a) EBIT plus (b) depreciation, amortization and other non-cash charges (to the extent included in determining EBIT).

     "Eligible Accounts" means at the time of any determination thereof, each
      -----------------
Account as to which the following requirements have been fulfilled to the reasonable satisfaction of the Administrative Agent:

          (a) The Borrower or any Subsidiary of the Borrower has lawful and absolute title to such Account;

          (b) Such Account is a valid, legally enforceable obligation of the Person who is obligated under such Account (the "account debtor") for goods or services delivered or rendered to such Person;

          (c) If such Account and other Accounts are owed by a Creditor of the Borrower or any Subsidiary of the Borrower, the amount of all such Accounts included as Eligible Accounts shall be the amount by which all such Accounts exceeds the aggregate accounts payable owed by the Borrower or such Subsidiary to such Creditor;

          (d) There has been excluded from such Account any portion that is subject to any asserted dispute, offset, discount, counterclaim or other claim or defense on the part of the account debtor or to any asserted claim on the part of the account debtor denying liability under such Account;

          (e) The Borrower or any Subsidiary of the Borrower has full and unqualified right to assign and grant a security interest in such Account to Administrative Agent as security for the Obligations;

          (f) Such Account is evidenced by an invoice rendered to the account debtor (and is not evidenced by chattel paper, promissory note or other instrument payable to the Borrower or any Subsidiary of the Borrower) and is not the result of a conditional sales contract or agreement;

          (g) Such Account has not been due and payable for more than 90 days from the invoice date; provided, that no Accounts from an account debtor shall constitute Eligible Accounts if 15% or more of the aggregate dollar amount of all Accounts (excluding the Kmart Receivable) owed to the Borrower or any Subsidiary of the Borrower by such account debtor have been due and payable for 90 days or more from their respective invoice dates unless the payments of such Accounts are insured in a manner satisfactory to the Administrative Agent;

          (h) No account debtor in respect of such Account is (i) primarily conducting business in and organized under the laws of any jurisdiction located outside the United States of America or Canada unless the payments of such Accounts are (A) insured in a manner satisfactory to the Administrative Agent or (B) supported in full by an irrevocable letter of credit, (ii) the subject of a proceeding under any Debtor Relief Laws or
     (iii) a Tribunal;

          (i) No account debtor in respect of such Account is (i) an Affiliate of the Borrower or any Subsidiary or (ii) an employee of the Borrower or any Subsidiary of the Borrower; and

          (j) Such Account is (i) subject to a fully perfected first priority security interest in favor of Administrative Agent pursuant to the Loan Documents, prior to the rights of, and enforceable as such against, any other Person (including holders of a purchase money security interest) and
     (ii) not subject to any Lien in favor of any other Person other than Permitted Collateral Liens.

     "Eligible Assignee" means (a) any Lender; (b) a commercial bank organized
      -----------------
under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (c) a savings and loan association or savings bank organized under the laws of the United States, or any state thereof, having total assets in excess of $500,000,000, and not in receivership or conservatorship; (d) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is described in this clause; and (e) the central bank of any country which is a member of the Organization for Economic Cooperation and Development; (f) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus or total assets of at least $100,000,000, (g) any other entity (other than a natural person) that is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses, and (h) any other entity approved by both the Borrower and the Administrative Agent, provided that, no Affiliate of the Borrower shall qualify as an Eligible Assignee.

     "Eligible Inventory" means, at the time of any determination thereof, each
      ------------------
item of Inventory (excluding 50% of work-in-process inventory, obsolete Inventory, Inventory on consignment and Inventory used for demonstrations and display) valued at the lower of cost or market value (allocated on a first-in, first-out basis), as to which the following requirements have been fulfilled to the reasonable satisfaction of the Administrative Agent:

          (a) Borrower or any Subsidiary has lawful and absolute title to such Inventory;

          (b) Such Inventory is not defective or unmerchantable goods;

          (c) Such Inventory is located in the United States of America in a facility owned by the Borrower or, if leased, for which the Administrative Agent has received a Landlord's Waiver;

          (d) Such Inventory is (a) subject to a fully perfected first priority security interest in favor of Administrative Agent pursuant to the Loan Documents, prior to the rights of, and enforceable as such against, any other Person (including holders of a purchase money security interest) and
     (b) not subject to any Lien in favor of any other Person other than Permitted Collateral Liens; and

          (e) The sale of such Inventory by Administrative Agent (or its successors or assigns) upon an Event of Default is not subject to any Necessary Authorization restriction or limitation.

     "Enterprise" means Enterprise Partners III, L.P., a Delaware limited
      ----------
partnership, and its Affiliates party to the Doskocil Transaction Documents as "Buyers", or any other Affiliate thereof acceptable to the Determining Lenders.

     "Equity" means shares of capital stock or partnership, profits, capital or
      ------
member interest, or options, warrants or any other right to subscribe for or otherwise acquire capital stock or a partnership, profits, capital or member interest, of the Borrower or any Subsidiary of the Borrower.

     "Equity Interest" means, as to any Person, the equity interests in such
      ---------------
Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, and each class of partnership interest (including, without limitation, general, limited and preference units) in any Person that is a partnership, and each class of member interest in any Person that is a limited liability company.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any regulation promulgated thereunder.

     "ERISA Event" means, with respect to the Borrower and its Subsidiaries, (a)
      -----------
a Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC pursuant to regulations issued under Section 4043 of ERISA), (b) the withdrawal of any such Person or any member of its Controlled Group from a Plan subject to Title IV of ERISA during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) the failure to make required contributions which could result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA, or (f) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

     "Event of Default" means any of the events specified in Section 8.1,
      ----------------                                       -----------
provided that any requirement for notice or lapse of time has been satisfied.

     "Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries
      ----------------
on a consolidated basis, the remainder of (i) Net Operating Cash Flow, minus
(ii) the cash portion of any Acquisition Consideration, minus (iii) voluntary prepayments of Indebtedness which cannot be reborrowed, in each case for the four fiscal quarters immediately preceding the date of calculation.

     "Excluded Matters" has the meaning specified in Section 5.9(a) hereof.
      ----------------                               --------------

     "Facility A Term Loan Advance" means an Advance made pursuant to Section
      ----------------------------                                    -------
2.1(b) hereof.
------

     "Facility A Term Loan Commitment" means $45,000,000 as terminated pursuant
      -------------------------------
to Section 2.1(b) hereof.
   --------------

     "Facility A Term Loan Maturity Date" means September 30, 2003, or the
      ----------------------------------
earlier date of acceleration of the Facility A Term Loan Advances pursuant to
Section 8.2 hereof.
-----------

     "Facility A Term Loan Notes" means the promissory notes of the Borrower
      --------------------------
evidencing Facility A Term Loan Advances hereunder, substantially in the form of Exhibit B hereto, together with any extension, renewal or amendment thereof, or
---------
substitution therefor.

     "Facility A Term Loan Specified Percentage" means, as to any Lender, the
      -----------------------------------------
percentage indicated beside its name on the signature pages hereof as its Facility A Term Loan Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

     "Facility B Term Loan Advance" means an Advance made pursuant to Section
      ----------------------------                                    -------
2.1(c) hereof.
------

     "Facility B Term Loan Commitment" means $37,500,000 as terminated pursuant
      -------------------------------
to Section 2.1(c) hereof.
   --------------

     "Facility B Term Loan Maturity Date" means September 30, 2004, or the
      ----------------------------------
earlier date of acceleration of the Facility B Term Loan Advances pursuant to
Section 8.2 hereof.
-----------

     "Facility B Term Loan Notes" means the promissory notes of the Borrower
      --------------------------
evidencing Facility B Term Loan Advances hereunder, substantially in the form of Exhibit C hereto, together with any extension, renewal or amendment thereof, or
---------
substitution therefor.

     "Facility B Term Loan Specified Percentage" means, as to any Lender, the
      -----------------------------------------
percentage indicated beside its name on the signature pages hereof as its Facility B Term Loan Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

     "Federal Funds Rate" means, for any day, the rate per annum equal to the
      ------------------
weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fixed Charges" means, for any date of calculation, calculated for Borrower
      -------------
and its Subsidiaries on a consolidated basis, the sum of, without duplication,
(a) scheduled principal payments in respect of Indebtedness, plus (b) cash interest expense (including interest expense pursuant to Capitalized Lease Obligations).

     "Fixed Charge Coverage Ratio" means the ratio of Pretax Cash Flow to Fixed
      ---------------------------
Charges, calculated (a) for December 31, 1997, from the day after the Agreement Date to December 31, 1997, (b) for March 31, 1998, from the day after the Agreement Date to March 31, 1998, (c) for June 30, 1998, from the day after the Agreement Date to June 30, 1998, and (d) for each fiscal quarter thereafter, for the four consecutive fiscal quarters ending on the date of calculation.

     "Foreign Subsidiary" means any Subsidiary of the Borrower which is not
      ------------------
organized under the laws of any state of the United States of America or the District of Columbia.

     "GAAP" means generally accepted accounting principles applied on a
      ----
consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors which are applicable in the circumstances as of the date in question. The requirement that such principles be applied on a consistent basis shall mean that the accounting principles applied in a current period are comparable in all material respects to those applied in a preceding period.

     "General Security Agreement" means a security agreement relating to all
      --------------------------
personal property assets of the Borrower and its Domestic Subsidiaries, substantially in the form of Exhibit D hereto, as amended, modified, renewed,
                             ---------
supplemented or restated from time to time.

     "Guarantor" means each direct and indirect Subsidiary of the Borrower,
      ---------
other than any Foreign Subsidiary.

     "Guaranty" or "Guaranteed", means (a) as applied to an obligation of
      --------      ----------
another Person, (i) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to amounts which may be drawn by beneficiaries of outstanding letters of credit and (b) an agreement, direct or indirect, contingent or otherwise, to maintain the net worth, working capital, earnings or other financial performance of another Person; provided, however, Guaranty does not mean (y) the endorsement of instruments for collection or deposit in the ordinary course of business and (z) customary indemnities given in connection with asset sales in the ordinary course of business.

     "Highest Lawful Rate" means at the particular time in question the maximum
      -------------------
rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower.

     "Indebtedness" means, with respect to any Person, without duplication, (a)
      ------------
all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (e) all obligations secured by any Lien on any property or asset owned by such Person, whether or not the obligation secured thereby shall have been assumed, (f) to the extent not otherwise included, all Capitalized Lease Obligations of such Person, all obligations in respect of letters of credit, bankers' acceptances and similar instruments, and all obligations under Interest Hedge Agreements, (g) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, and (h) any Guaranty of such Person of any obligation of another Person constituting obligations of a type set forth above.

     "Indemnified Matters" has the meaning specified in Section 5.9(a) hereof.
      -------------------                               --------------

     "Indemnitees" has the meaning specified in Section 5.9(a) hereof.
      -----------                               --------------

     "Initial Pricing Period" means the period from and including the Agreement
      ----------------------
Date to and including the Rate Adjustment Date.

     "Institutional Debt" means unsecured Indebtedness for borrowed money which
      ------------------
may be raised by the Borrower after the Agreement Date in the private placement or public debt markets, and shall include Subordinated Debt issued after the Agreement Date. For the avoidance of doubt, the Bridge Notes and the Senior Subordinated Notes are not Institutional Debt for purposes hereof.

     "Intellectual Property Security Agreement" means the security agreement and
      ----------------------------------------
assignment relating to all intellectual property of the Borrower and its Domestic Subsidiaries substantially in the form of Exhibit E hereto, as amended,
                                                   ---------
modified, renewed, supplemented or restated from time to time.

     "Interest Coverage Ratio" means the ratio of (a) EBITDA to (b) interest
      -----------------------
expense of the Borrower and its Subsidiaries (including interest expense pursuant to Capitalized Lease Obligations), calculated (a) for December 31, 1997, from the day after the Agreement Date to December 31, 1997, (b) for March 31, 1998, from the day after the Agreement Date to March 31, 1998, (c) for June 30, 1998, from the day after the Agreement Date to June 30, 1998, and (d) for each fiscal quarter thereafter, for the four consecutive fiscal quarters immediately ending on the date of calculation.

     "Interest Hedge Agreements" means any and all agreements, devices or
      -------------------------
arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "Interest Period" means the period beginning on the day any LIBOR Advance
      ---------------
is made and ending one, two, three or six months thereafter (as the Borrower shall select); provided, however, that all of the foregoing provisions are
               --------  -------
subject to the following:

          (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless, with respect to a LIBOR Advance, the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period with respect to a LIBOR Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

          (iii) the Borrower may not select any Interest Period which ends after the date of a scheduled principal payment on the Advances unless, after giving effect to such selection, the aggregate unpaid principal amount of the LIBOR Advances for which Interest Periods end after such scheduled principal payment shall be equal to or less than the principal amount to which the Advances or Term Loan Commitments are required to be reduced after such scheduled principal payment is made;

          (iv) the Borrower may not select any Interest Period in respect of LIBOR Advances having an aggregate amount less than $1,000,000; and

          (v) there shall be outstanding at any one time no more than eight Interest Periods in the aggregate.

     "Investment" means any acquisition of all or substantially all assets of
      ----------
any Person, or any direct or indirect purchase or other acquisition of, or beneficial interest in, capital stock or other securities of any other Person, or any direct or indirect loan, advance (other than loans or advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution to, or investment in any other Person, including without limitation the purchase of accounts receivable of any other Person that are not current assets or do not arise in the ordinary course of business.

     "Issuing Bank" means NationsBank of Texas, N.A., a national banking
      ------------
association, in its capacity as issuer of the Letters of Credit.

     "Kmart Receivable" means amounts owed to the Borrower in respect of that
      ----------------
certain Consignment Agreement, dated July 12, 1993, between Kmart Corporation and the Borrower.

     "Landlord's Waiver" has the meaning specified in Section 3.1(m) hereof.
      -----------------                               --------------

     "Law" means any statute, law, ordinance, regulation, rule, order, writ,
      ---
injunction, or decree of any Tribunal.

     "Lender" means each financial institution shown on the signature pages
      ------
hereof so long as such financial institution maintains a portion of the Commitments or is owed any part of the Obligations (including the Administrative Agent in its individual capacity), and each Assignee that hereafter becomes a party hereto pursuant to Section 11.6 hereof, subject to the limitations set
                         ------------
forth therein.

     "L/C Related Documents" has the meaning specified in Section 2.15(e)
      ---------------------                               ---------------
hereof.

     "Letter of Credit" has the meaning specified in Section 2.15(a) hereof.
      ----------------                               ---------------

     "Letter of Credit Agreement" has the meaning specified in Section 2.15(b)
      --------------------------                               ---------------
hereof.

     "Letter of Credit Facility" has the meaning specified in Section 2.15(a)
      -------------------------                               ---------------
hereof.

     "Leverage Ratio" means, for any date of calculation, the ratio of Total
      --------------
Debt as of the date of determination to EBITDA calculated for the four consecutive fiscal quarters immediately preceding the date of calculation; provided, however, notwithstanding the above, for purposes of determination of
--------  -------
the Leverage Ratio (a) at December 31, 1997, the EBITDA component thereof shall be equal to the product of (i) EBITDA for the immediately preceding two fiscal quarters multiplied by (ii) 2.00, (b) at March 31, 1998, the EBITDA component thereof shall be equal to the product of (i) EBITDA for the immediately preceding three fiscal quarters multiplied by (ii) 1.33, and (c) the EBITDA component thereof shall also be calculated as if the Dogloo Merger had occurred effective July 1, 1997. For purpose of calculation of the Leverage Ratio only, with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of calculation of EBITDA, there shall be (i) included in EBITDA the proforma EBITDA of any assets acquired during any such four fiscal quarters for the twelve months preceding the date of calculation and
(ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such fiscal quarters for the twelve months preceding the date of calculation.

     "LIBOR Advance" means an Advance which the Borrower requests to be made as
      -------------
a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof.
                  -----------

     "LIBOR Basis" means a simple per annum interest rate equal to the lesser of
      -----------
(a) the Highest Lawful Rate, or (b) the sum of the LIBOR Rate plus the Applicable LIBOR Rate Margin. The LIBOR Basis shall, with respect to LIBOR Advances subject to reserve or deposit requirements, be subject to premiums for such reserve or deposit requirements assessed by each Lender to the extent incurred by such Lender, which are payable by the Borrower directly to each Lender. Once determined, the LIBOR Basis shall remain unchanged during the applicable Interest Period.

     "LIBOR Lending Office" means, with respect to a Lender, the office
      --------------------
designated as its LIBOR Lending Office on Schedule 1 attached hereto, and such
                                          ----------
other office of the Lender or any of its Affiliates hereafter designated by notice to the Borrower and the Administrative Agent.

     "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor,
      ----------
the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any
                     ----------
Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than
                                               --------  -------
one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

     "Lien" means, with respect to any property, any mortgage, lien, pledge,
      ----
collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other similar encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

     "Litigation" means any proceeding, claim, lawsuit, arbitration, and/or
      ----------
investigation by or before any Tribunal, including, without limitation, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax or other Law, or under or pursuant to any contract, agreement or other instrument.

     "Loan Documents" means this Agreement, the Notes, the Security Agreements,
      --------------
the Deeds of Trust, any other Collateral Document, any Subsidiary Guaranty, the L/C Related Documents, the Underwriting Fee Letter, the Administrative Agent Fee Letter, any Interest Hedge Agreements entered into with any Lender, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary of the Borrower or any other Person in connection herewith or as security for the Obligations.

     "Material Adverse Effect" means any act or circumstance or event that (a)
      -----------------------
could reasonably be expected to be material and adverse to the business, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole, or (b) in any manner whatsoever does or could reasonably be expected to materially and adversely affect (i) the validity or enforceability of any Loan Document, (ii) the ability of the Borrower and its Subsidiaries taken as a whole to perform their respective Obligations under the Loan Documents, or (iii) the rights and remedies of the Lenders or the Administrative Agent under any of the Loan Documents.

     "Multiemployer Plan" means, as to any Person, at any time, a "multiemployer
      ------------------
plan" within the meaning of Section 4001(a)(3) of ERISA and to which such Person or any member of its Controlled Group is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

     "NationsBank" means NationsBank of Texas, N.A., a national banking
      -----------
association, in its capacity as a Lender.

     "Necessary Authorization" means any right, franchise, license, permit,
      -----------------------
consent, approval or authorization from, or any filing or registration with, any Tribunal or any Person necessary or appropriate to enable the Borrower or any Subsidiary of the Borrower to maintain and operate its business and properties.

     "Net Cash Proceeds" means, with respect to any sale, lease, transfer or
      -----------------
other disposition of any asset by any Person, the amount of cash received by such Person in connection with such transaction (including cash proceeds of any property received in consideration of any such sale, lease, transfer or other disposition) after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction or to the asset that is the subject thereof:
(i) reasonable brokerage commissions, legal fees, finder's fees, financial advisory fees, accounting fees, underwriting fees, investment banking fees and other similar commissions and fees, and expenses, in each case, to the extent paid or payable by such Person; (ii) filing, recording or registration fees or charges or similar fees or charges paid by such Person; (iii) taxes paid or payable by such Person or any shareholder, partner or member of such Person to governmental taxing authorities as a result of such sale or other disposition; and (iv) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness that is secured by a Lien on the asset in question and that is required to be repaid under the terms thereof as a result of such asset sale.

     "Net Income" means net earnings (or deficit) after taxes of the Borrower
      ----------
and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP.

     "Net Operating Cash Flow" means, for any period, determined in accordance
      -----------------------
with GAAP on a consolidated basis for the Borrower and its Subsidiaries the remainder of (i)(a) Net Income, plus (b) depreciation, amortization and other non-cash charges (to the extent included in determining Net Income), plus (c) net losses on sale of assets and non-cash write down of assets (to the extent included in determining Net Income), minus (ii) Capital Expenditures, minus
(iii) scheduled principal payments on Indebtedness, minus (iv) net gains on sale of assets (to the extent included in determining Net Income).

     "Notes" means, collectively, the Revolving Credit Notes, the Facility A
      -----
Term Loan Notes, the Facility B Term Loan Notes and the Swing Line Note.

     "Notice of Borrowing" has the meaning specified in Section 2.2(a) hereof.
      -------------------                               --------------

     "Notice of Issuance" has the meaning specified in Section 2.15(b) hereof.
      ------------------                               ---------------

     "Obligations" means (a) all obligations of any nature (whether matured or
      -----------
unmatured, fixed or contingent, including the Reimbursement Obligations) of the Borrower or any other Obligor to any Lender or the Administrative Agent under any of the Loan Documents as they may be amended from time to time, and (b) all obligations of the Borrower or any other Obligor for losses, damages, expenses or any other liabilities of any kind that any Lender may suffer by reason of a breach by the Borrower or any other Obligor of any obligation, covenant or undertaking with respect to any Loan Document payable by the Borrower or any other Obligor under any Loan Document.

     "Obligor" means the Borrower and each Guarantor.
      -------

     "Operating Lease" means any operating lease, as defined in the Financial
      ---------------
Accounting Standard Board Statement of Financial Accounting Standards No. 13, dated November, 1976 or otherwise in accordance with GAAP.

     "Participant" has the meaning specified in Section 11.6(c) hereof.
      -----------                               ---------------

     "Participation" has the meaning specified in Section 11.6(c) hereof.
      -------------                               ---------------

     "Payment Date" means the last day of the Interest Period for any LIBOR
      ------------
Advance.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Permitted Collateral Liens" means Liens described in clauses (b), (c) and
      --------------------------
(d) of the definition of "Permitted Liens" herein.

     "Permitted Liens" means, as applied to any Person:
      ---------------

     (a) Any Lien in favor of the Lenders to secure the Obligations hereunder;

     (b) Liens for taxes, assessments, governmental charges, levies or claims that are not yet delinquent or that are being diligently contested in good faith by appropriate proceedings in accordance with Section 5.6 hereof and for which
                                              -----------
adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto;

     (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (d) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation;

     (e) Easements, right-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere in any material respect with the ordinary conduct of the business of such Person;

     (f) Liens created to secure the purchase price of assets acquired (or existing on property at the time such property is acquired) by such Person or created to secure Indebtedness permitted by Section 7.1(c) or 7.1(h) hereof,
                                            --------------    ------
which is incurred solely for the purpose of financing the acquisition of such assets and incurred at the time of acquisition or which exists against such assets at the time of acquisition thereof, so long as each such Lien shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof), and refinancings thereof so long as any such Lien remains solely on the asset or assets acquired (and the proceeds thereof) and the amount of Indebtedness related thereto is not increased;

     (g) Any Liens which are described on Schedule 2 hereto, and Liens resulting
                                          ----------
from the refinancing of the related Indebtedness, provided that the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of the Borrower;

     (h) Liens arising from filing Uniform Commercial Code financing statements for precautionary purposes relating solely to true leases of personal property permitted by this Agreement under which the Borrower or any of its Subsidiaries is a lessee;

     (i) Any zoning or similar law or right reserved to or vested in any Tribunal to control or regulate the use of any real property;

     (j) Any other title or survey exception with respect to real property assets disclosed by any preliminary title report, title commitment report, survey or other search of title provided to the Administrative Agent in accordance with this Agreement unless disapproved by the Administrative Agent prior to the Agreement Date;

     (k) Liens incurred or deposits made to secure the performance of bids, tenders, leases, trade contracts (other than for Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (l) Any leases or subleases currently in effect, entered into in the ordinary course of business or entered into in compliance with the Loan Documents;

     (m) Liens created by such Person to secure Indebtedness permitted to be incurred by such Person pursuant to Section 7.1(l) hereof, so long as such Lien
                                    --------------
shall at no time extend to any Collateral; and

     (n) Any replacements or renewals of Liens (but no increases in the Indebtedness secured thereby) permitted by clauses (f), (g), (h) and (m) hereof.

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA
      ----
(including a Multiemployer Plan) pursuant to which any employees of the Borrower, its Subsidiaries or any member of their Controlled Group participate.

     "Pretax Cash Flow" means, for any date of calculation, calculated for the
      ----------------
Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) EBITDA, minus (b) Capital Expenditures. For purposes of the calculation of Pretax Cash Flow only, any Capital Expenditures during the period from the Agreement Date through September 30, 1998 which exceed in aggregate amount 5% of cumulative net revenues of the Borrower and its Subsidiaries during such period shall be excluded in all periods from Capital Expenditures.

     "Pretax Net Income" means net profit (or loss) before taxes of the Borrower
      -----------------
and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP.

     "Prime Rate" means, at any time, the prime interest rate announced or
      ----------
published by the Reference Lender from time to time as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Reference Lender as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Reference Lender.

     "Quarterly Date" means the last day of each March, June, September and
      --------------
December, beginning December 31, 1997.

     "Rate Adjustment Date" means the date which is two Business Days following
      --------------------
the date that the Lenders receive the financial statements for the fiscal quarter ending June 30, 1998, required to be delivered pursuant to Section 6.3
                                                                   -----------
hereof.

     "Reference Lender" means NationsBank; provided that if NationsBank's
      ----------------
Commitments shall terminate and it shall have no Advances and Letters of Credit outstanding hereunder, NationsBank shall cease to be the Reference Lender, and Administrative Agent (after consultation with Borrower) shall, with notice to Borrower and Lenders, designate another Lender as the Reference Lender.

     "Reimbursement Obligations" means, in respect of any Letter of Credit as at
      -------------------------
any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all drawings under such Letter of Credit not theretofore reimbursed by the Borrower.

     "Related Person" means (a) any Affiliate of the Parent, (b) any individual
      --------------
or entity who directly or indirectly holds 5% or more of any class of Equity Interests of the Parent, (c) any relative of such individual by blood, marriage or adoption not more remote than first cousin and (d) any officer or director of the Parent.

     "Release Date" means the date on which the Notes have been paid, all other
      ------------
Obligations due and owing have been paid and performed in full, and the Commitments have been terminated.

     "Reportable Event" has the meaning set forth in Section 4043(c) of ERISA.
      ----------------

     "Responsible Officer" means, of any Person, the President, chief operating
      -------------------
officer, chief executive officer, chief financial officer, treasurer or any other executive officer of such Person.

     "Restricted Payments" means, collectively, (a) Dividends, (b) any (i)
      -------------------
payment or prepayment of principal, premium or penalty on any Institutional Debt of the Borrower or any Subsidiary of the Borrower or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any Institutional Debt (including, without limitation, the setting aside of assets or the deposit of funds therefor),

(ii) prepayment of interest on any Institutional Debt, and (c) any payment of any management, advisory or similar fees to the Specified Investors.

     "Revolving Commitment Fee" has the meaning specified in Section 2.4(a)
      ------------------------                               --------------
hereof.

     "Revolving Commitment Maturity Date" means September 30, 2003, or the
      ----------------------------------
earlier date of termination in whole of the Revolving Credit Commitment pursuant to Section 2.6 or 8.2 hereof.
   -----------    ---

     "Revolving Credit Advance" means an Advance made pursuant to Section 2.1(a)
      ------------------------                                    --------------
hereof.

     "Revolving Credit Commitment" means $27,500,000 as reduced pursuant to
      ---------------------------
Section 2.6.
-----------

     "Revolving Credit Notes" means the promissory notes of Borrower evidencing
      ----------------------
Revolving Credit Advances hereunder, substantially in the form of Exhibit A
                                                                  ---------
hereto, together with any extension, renewal, or amendment thereof, or substitution therefor.

     "Revolving Credit Specified Percentage" means, as to any Lender, the
      -------------------------------------
percentage indicated beside its name on the signature pages hereof as its Revolving Credit Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

     "Rights" means rights, remedies, powers and privileges.
      ------

     "Security Agreements" mean the General Security Agreements and the
      -------------------
Intellectual Property Security Agreements.

     "Senior Subordinated Notes" means those certain senior subordinated notes
      -------------------------
of the Borrower due 2007 to be issued by the Borrower in connection with the Dogloo Transaction not to exceed $85,000,000, which shall be subordinated to the Obligations on the terms set forth in the Indenture of Trust dated as of September 19, 1997 by and between the Borrower and First Trust National Association, as trustee.

     "Solvent" means, with respect to any Person, that as of the date of
      -------
determination, (a) the fair saleable value of the assets of such Person is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person, and (c) such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

     "Special Counsel" means the law firm of Donohoe, Jameson & Carroll, P.C.,
      ---------------
or such other legal counsel as the Administrative Agent may select.

     "Specified Investors" means Westar Capital L.L.C., HBI Financial, Inc.,
      -------------------
Enterprise and any of their respective Affiliates and, in the event that any Specified Investor distributes any of the equity interests of Company to its partners or other equity holders, such equity holders, and including, in the case of an individual, the estate or any heir of such individual or any trust established by such individual for estate planning purposes.

     "Subordinated Debt" means any Indebtedness of the Borrower or any
      -----------------
Subsidiary of the Borrower having maturities and terms, and which is subordinated to payment of the Obligations in a manner, approved in writing by the Administrative Agent and the Determining Lenders, with only such changes or amendments as are not prohibited by Section 7.18 hereof; provided, however, any
                                    ------------
supplemental issuance with respect to the Senior Subordinated Notes which is on the same terms as the Senior Subordinated Notes shall be deemed to be approved by the Administrative Agent and the Determining Lenders.

     "Subsequent Pricing Period" means the period from and including the date
      -------------------------
which is the first day following the end of the Initial Pricing Period to and including the Release Date.

     "Subsidiary" of any Person means any corporation, partnership, joint
      ----------
venture, trust or estate or other Person of which (or in which) more than 50% of:

     (a) the outstanding capital stock having voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

     (b) the interest in the capital or profits of such partnership or joint venture,

     (c) the beneficial interest of such trust or estate, or

     (d) the equity interest of such other Person,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

     "Subsidiary Guaranty" means a guaranty, substantially in the form of
      -------------------
Exhibit H hereto, executed by each direct and indirect Subsidiary of the
---------
Borrower other than any Subsidiary which is a Foreign Subsidiary, as amended, supplemented, modified, renewed or otherwise restated from time to time.

     "Swing Line Advance" means an Advance made pursuant to Section 2.1(d)
      ------------------                                    --------------
hereof.

     "Swing Line Bank" means NationsBank of Texas, N.A. and any successor
      ---------------
thereto appointed in accordance with Section 10.1(b) hereof.
                                     ---------------

     "Swing Line Facility" has the meaning specified in Section 2.1(d) hereof.
      -------------------                               --------------

     "Swing Line Note" means the Swing Line Note of the Borrower payable to the
      ---------------
order of the Swing Line Bank, substantially in the form of Exhibit L hereto,
                                                           ---------
together with any extension, renewal or amendment thereof or substitution therefor.

     "Taxes" has the meaning specified in Section 2.14 hereof.
      -----                               ------------

     "Term Loan Advance" means a Facility A Term Loan Advance or a Facility B
      -----------------
Term Loan Advance.

     "Term Loan Commitments" means, collectively, the Facility A Term Loan
      ---------------------
Commitment and the Facility B Term Loan Commitment.

     "Total Debt" means, as of any date of determination, determined for the
      ----------
Borrower and its Subsidiaries on a consolidated basis, to the extent that the following would appear as a liability upon the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP: (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) non-contingent obligations to pay the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business, and (iv) Capitalized Lease Obligations.

     "Total Specified Percentage" means, as to any Lender, the percentage
      --------------------------
indicated beside its name on the signature pages hereof as its Total Specified Percentage, or (a) as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement or (b) as adjusted as a result of an adjustment in the Facility B Term Loan Specified Percentage.

     "Tribunal" means any state, commonwealth, federal, foreign, territorial, or
      --------
other court or government body, subdivision, agency, department, commission, board, bureau, or instrumentality of a governmental or other regulatory or public body or authority.

     "UCC" means the Uniform Commercial Code of Texas, as amended from time to
      ---
time, and the Uniform Commercial Code applicable in such other states as any Collateral may be located.

     "Underwriting Fee Letter" means that certain letter, dated August 20, 1997,
      -----------------------
from NationsBank of Texas, N.A., NationsBanc Capital Markets, Inc., DLJ Capital Funding, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation to Enterprise providing an underwriting fee with respect to the Commitments.

     "Unused Portion" means an amount equal to the result of (i) the Revolving
      --------------
Credit Commitment minus (ii) the sum of (A) the outstanding Revolving Credit Advances plus (B) outstanding Reimbursement Obligations in respect of the Letters of Credit.

     "Voting Power" means, with respect to any Person, the power ordinarily
      ------------
(without the occurrence of a contingency) to elect the members of the board of directors (or persons performing similar functions).

     Section 1.2  Amendments and Renewals.  Each definition of an agreement in
                  -----------------------
this Article 1 shall include such agreement as amended to date, and as amended
     ---------
or renewed from time to time in accordance with its terms, but only with the prior written consent of the Determining Lenders or all the Lenders as required pursuant to Section 11.11 hereof.
            -------------

     Section 1.3  Construction.  The terms defined in this Article 1 (except as
                  ------------
otherwise expressly provided in this Agreement) for all purposes shall have the meanings set forth in Section 1.1 hereof, and the singular shall include the
                      -----------
plural, and vice versa, unless otherwise specifically required by the context. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, unless otherwise expressly stated herein.


                                   ARTICLE 2

                                   Advances
                                   --------

     Section 2.1  The Advances.
                  ------------

     (a) Revolving Credit Advances.  Each Lender severally agrees, upon the
         -------------------------
terms and subject to the conditions of this Agreement, to make Revolving Credit Advances to the Borrower from time to time in an aggregate amount not to exceed its Revolving Credit Specified Percentage of the Revolving Credit Commitment less its Revolving Credit Specified Percentage of the aggregate amount of all
(i) Reimbursement Obligations then outstanding (assuming compliance with all conditions to drawing) and (ii) Swing Line Advances then outstanding, for the purposes set forth in Section 5.8 hereof. Subject to Section 2.9 hereof,
                      -----------                     -----------
Revolving Credit Advances may be repaid and then reborrowed. Notwithstanding any provision in any Loan Document to the contrary, in no event shall (a) the sum of the principal amount of all outstanding (i) Revolving Credit Advances,
(ii) Reimbursement Obligations and (iii) Swing Line Advances exceed (b) the lesser of (i) the Revolving Credit Commitment and (ii) the Borrowing Base.

     (b) Facility A Term Loan Advances.  Each Lender severally agrees, upon the
         -----------------------------
terms and subject to the conditions of this Agreement, to make a Facility A Term Loan Advance to the Borrower on the Agreement Date in an amount not to exceed its Facility A Term Loan Specified Percentage of the Facility A Term Loan Commitment for the purposes set forth in Section 5.8 hereof. Notwithstanding
                                         -----------
any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Facility A Term Loan Advances exceed the Facility A Term Loan Commitment. Immediately upon the making of the Facility A Term Loan Advances, the Facility A Term Loan Commitment shall be automatically terminated. Facility A Term Loan Advances may not be repaid and then reborrowed.

     (c) Facility B Term Loan Advances.  Each Lender severally agrees, upon the
         -----------------------------
terms and subject to the conditions of this Agreement, to make a Facility B Term Loan Advance to the Borrower on the Agreement Date in an amount not to exceed its Facility B Term Loan Specified Percentage of the Facility B Term Loan Commitment for the purposes set forth in Section 5.8 hereof. Notwithstanding
                                         -----------
any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Facility B Term Loan Advances exceed the Facility B Term Loan Commitment. Immediately upon the making of the Facility B Term Loan Advances, the Facility B Commitment shall be automatically terminated. Facility B Advances may not be repaid and then reborrowed.

     (d) Swing Line Advances.  The Borrower may request the Swing Line Bank to
         -------------------
make, and the Swing Line Bank shall make, on the terms and conditions hereinafter set forth, advances ("Swing Line Advances") to the Borrower from time to time on any Business Day during the period from the Agreement Date to the Revolving Commitment Maturity Date in an aggregate amount not to exceed at any time outstanding the lesser of (a) $5,000,000 and (b) an amount equal to the lesser of the Revolving Credit Commitment and the Borrowing Base minus (i) the aggregate principal amount of Revolving Credit Advances then outstanding and
(ii) the aggregate amount of all Reimbursement Obligations then outstanding (the "Swing Line Facility"). Each Swing Line Advance shall be in an amount not less than $100,000. Within the limits of the Swing Line Facility and subject to the terms hereof, Swing Line Advances may be repaid and then reborrowed.

     (e) Any Advance, other than a Swing Line Advance, shall, at the option of the Borrower as provided in Section 2.2 hereof (and, in the case of LIBOR
                            -----------
Advances, subject to the provisions of Article 9 hereof), be made as a Base Rate
                                       ---------
Advance or a LIBOR Advance; provided that there shall not be outstanding, at any one time, more than eight LIBOR Advances.

     Section 2.2  Manner of Borrowing and Disbursement.
                  ------------------------------------

     (a) Base Rate Advances.  In the case of Base Rate Advances (other than
         ------------------
Swing Line Advances), the Borrower, through an Authorized Signatory, shall give the Administrative Agent prior to 10:00 a.m., Dallas, Texas time, on the date of any proposed Base Rate Advance irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice, in substantially the form of Exhibit I hereto (a "Notice of Borrowing") (provided, however, that the
        ---------
Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow a Base Rate Advance hereunder. Such notice of borrowing shall specify the requested funding date, which shall be a Business Day, and the amount of the proposed aggregate Base Rate Advances to be made by Lenders.

     (b) LIBOR Advances.  In the case of LIBOR Advances, the Borrower, through
         --------------
an Authorized Signatory, shall give the Administrative Agent at least three Business Days' irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given) pursuant to a Notice of Borrowing, of its intention to borrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Agent prior to 10:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to Article 9 hereof. For LIBOR Advances, the notice of
                        ---------
borrowing shall specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate, or prohibit or impair the Borrower's ability to comply with Section
                                                                         -------
2.5 or 2.8 hereof.
---    ---

     (c) Swing Line Advances.  In the case of Swing Line Advances, the Borrower,
         -------------------
through an Authorized Signatory, shall give the Swing Line Bank and the Administrative Agent prior to 12:00 noon, Dallas, Texas time, on the date of any proposed Swing Line Advance irrevocable telephonic notice (provided, however, (i) the Borrower shall deliver written notice at least once a week confirming the telephonic notices given by the Borrower with respect to Swing Line Advances during the immediately preceding week and (ii) that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a Swing Line Advance. Such notice of borrowing shall specify (i) the requested funding date, which shall be a Business Day, (ii) the amount of the proposed Swing Line Advance and (iii) the maturity date of the proposed Swing Line Advance (which maturity date shall be no later than the seventh day after the requested date of such Swing Line Advance).

     (d) Continuation/Conversion.  Subject to Sections 2.1 and 2.9 hereof, the
         -----------------------              ------------     ---
Borrower shall have the option (i) to convert at any time all or any part of the outstanding Base Rate Advances to LIBOR Advances and all or any part of the outstanding LIBOR Advances to Base Rate Advances or (ii) upon expiration of any Interest Period applicable to a LIBOR Advance, to continue all or any portion of such LIBOR Advance equal to $1,000,000 and integral multiples of $500,000 in excess of that amount as a LIBOR Advance and the succeeding Interest Period(s) of such continued LIBOR Advance shall commence on the last day of the Interest Period of the LIBOR Advance to be continued; provided, however, (a) LIBOR Advances may only be converted into Base Rate Advances on the expiration date of the Interest Period applicable thereto and (b) notwithstanding anything in this Agreement to the contrary, no outstanding Advance may be continued as, or converted into, a LIBOR Advance when any Default or Event of Default has occurred and is continuing. At least three Business Days prior to a proposed conversion/continuation date, the Borrower, through an Authorized Signatory, shall give the Administrative Agent irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), stating (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Advance to be converted/continued, (iii) in the case of a conversion to, or a continuation of, a LIBOR Advance, the requested Interest Period, and (iv) in the case of a conversion of a Base Rate Advance to a LIBOR Advance or continuation of a LIBOR Advance, stating that no Default or Event of Default has occurred and is continuing. If the Borrower shall fail to give any notice in accordance with this Section 2.2(d), the Borrower shall be deemed irrevocably to
                     --------------
have requested that such LIBOR Advance be converted to a Base Rate Advance in the same principal amount. Notice shall be given to the Administrative Agent prior to 10:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required.

     (e) Minimum Amount.  The aggregate amount of Base Rate Advances (other than
         --------------
Swing Line Advances) to be made by the Lenders on any day shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000; provided, however, that such amount may equal the unused amount of the applicable Commitment. The aggregate amount of LIBOR Advances having the same Interest Period and to be made by the Lenders on any day shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $500,000.

     (f) Notice and Disbursement.  The Administrative Agent shall promptly
         -----------------------
notify the Lenders of each notice (other than with respect to a Swing Line Advance) received from the Borrower pursuant to this Section. Each Lender shall, not later than 2:00 p.m., Dallas, Texas time, on the date of any Advance, deliver to the Administrative Agent, at its address set forth herein, such Lender's Specified Percentage of such Advance in immediately available funds in accordance with the Administrative Agent's instructions. Prior to 2:30 p.m., Dallas, Texas time, on the date of any Advance hereunder, the Administrative Agent shall, subject to satisfaction of the conditions set forth in Article 3,
                                                                    ---------
disburse the amounts made available to the Administrative Agent by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Borrower's instructions, or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. All Revolving Credit Advances shall be made by each Lender according to its Revolving Credit Specified Percentage. All Facility A Term Loan Advances shall be made by each Lender in accordance with its Facility A Term Loan Specified Percentage. All Facility B Term Loan Advances shall be made by each Lender in accordance with its Facility B Term Loan Specified Percentage. Upon the request of any Lender, the Administrative Agent shall notify such Lender of the aggregate principal amount of Swing Line Advances outstanding at such time.

     (g) The Swing Line Bank shall, not later than 2:30 p.m., Dallas, Texas time, on the date of any Swing Line Advance, deliver to the Administrative Agent at its address set forth herein, the amount of such Swing Line Advance in immediately available funds in accordance with the Administrative Agent's instructions. Prior to 3:00 p.m., Dallas, Texas time, on the date of any Swing Line Advance, the Administrative Agent shall, subject to the conditions set forth in Article 3, disburse the amount made
                                       ---------
available to the Administrative Agent by the Swing Line Bank by (i) transferring such amounts by wire transfer pursuant to the Borrower's instruction or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. Forthwith upon demand by the Swing Line Bank at any time, including after a Default or Event of Default, and in any event upon the making of the direction specified by Section 8.2 to
                                                           -----------
authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 8.2, each Lender, including the Swing Line
                              -----------
Bank, notwithstanding the failure of the Borrower at such time to satisfy each condition specified in Article 3, shall make by 12:00 noon (Dallas, Texas time)
                       ---------
on the first Business Day following receipt by such Lender of notice from the Swing Line Bank, a Revolving Credit Advance which is a Base Rate Advance in an amount equal to the product of (i) the Revolving Credit Specified Percentage of such Lender times (ii) the aggregate outstanding principal amount of the Swing Line Advances. The proceeds of such Revolving Credit Advances shall be applied by the Administrative Agent to repay the outstanding Swing Line Advance.

     Section 2.3  Interest.
                  --------

     (a)  On Base Rate Advances.
          ---------------------

          (i) The Borrower shall pay interest on the outstanding unpaid principal amount of the Base Rate Advances outstanding from time to time, until such Base Rate Advances are due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid at a simple interest rate per annum equal to the Base Rate Basis for the Base Rate Advances as in effect from time to time. If at any time the Base Rate Basis would exceed the Highest Lawful Rate, interest payable on the Base Rate Advances shall be limited to the Highest Lawful Rate, but the Base Rate Basis shall not thereafter be reduced below the Highest Lawful Rate until the total amount of interest accrued on the Base Rate Advances equals the amount of interest that would have accrued if the Base Rate Basis had been in effect at all times.

          (ii) Interest on the Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and shall be payable in arrears on each Quarterly Date and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate.

     (b)  On LIBOR Advances.
          -----------------

          (i) The Borrower shall pay interest on the unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid, at a rate per annum equal to the LIBOR Basis for such LIBOR Advance. The Administrative Agent, whose determination shall be controlling in the absence of demonstrable error, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding, conversion or continuation date and shall notify the Borrower and the Lenders of such LIBOR Basis.

          (ii) Subject to Section 11.9 hereof, interest on each LIBOR Advance
                          ------------
     shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate; provided, however, that if the Interest Period for such LIBOR Advance exceeds three months, interest shall also be due and payable in arrears on each three-month anniversary of the commencement of such Interest Period during such Interest Period.

     (c)  On Swing Line Advances.
          ----------------------

          (i) The Borrower shall pay interest on the outstanding principal amount of such Swing Line Advance, from the date of such Swing Line Advance is made until it is due (whether at maturity, by reason of acceleration or otherwise) and repaid, at a simple interest rate per annum equal to the sum of (A) the Base Rate Basis in effect from time to time minus (B) 0.50%, but in no event higher than the Highest Lawful Rate.

          (ii) Interest on each Swing Line Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and shall be payable in arrears on the maturity date of each Swing Line Advance and on the Revolving Commitment Maturity Date.

     (d) Interest After an Event of Default.  (i) After an Event of Default
         ----------------------------------
(other than an Event of Default specified in Section 8.1(f) or (g) hereof) and
                                             --------------    ---
during any continuance thereof, at the option of the Determining Lenders, and
(ii) after an Event of Default specified in Section 8.1(f) or (g) hereof and
                                            --------------    ---
during any continuance thereof, automatically and without any action by the Administrative Agent or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand or the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate, and shall accrue until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Determining Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances, to exercise any other rights or remedies under the Loan Documents, or to give notice to the Borrower of the decision to charge interest at the Default Rate.

     Section 2.4  Fees.
                  ----

     (a) Revolving Commitment Fee.  Subject to Section 11.9 hereof, the Borrower
         ------------------------              ------------
agrees to pay to the Administrative Agent, for the account of the Lenders according to their

Revolving Credit Specified Percentages, a commitment fee of 0.50% per annum (or 0.375% per annum during any period during the Subsequent Pricing Period that the Applicable Base Rate Margin for Revolving Credit Advances is zero) on the daily average Unused Portion during the period commencing on the Agreement Date and ending on the Revolving Credit Maturity Date. Such fee shall be (i) payable in arrears on each Quarterly Date and on the Revolving Credit Maturity Date, (ii) fully earned when due and, subject to Section 11.9 hereof, nonrefundable when
                                      ------------
paid and (iii) subject to Section 11.9 hereof, computed on the basis of a 360-
                          ------------
day year for the actual number of days elapsed.

     (b) Other Fees.  Subject to Section 11.9 hereof, the Borrower agrees to pay
         ----------              ------------
to the Administrative Agent, for the account of (i) the Administrative Agent, the fees on the dates and in the amounts specified in the letter agreement (the "Administrative Agent Fee Letter"), dated as of the Agreement Date, between the Borrower and the Administrative Agent, and (ii) NationsBank of Texas, N.A. and DLJ Capital Funding, Inc. the fees specified in the Underwriting Fee Letter on the Agreement Date.

     Section 2.5  Prepayments.
                  -----------

     (a) Voluntary LIBOR Advance Prepayments.  Upon three Business Days' prior
         -----------------------------------
telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Agent, LIBOR Advances may be voluntarily prepaid but only so long as the Borrower concurrently reimburses the Lenders in accordance with Section 2.9 hereof. Any notice of prepayment shall be
                -----------
irrevocable.

     (b) Mandatory Prepayment.  On or before the date of any reduction of the
         --------------------
Revolving Credit Commitment, the Borrower shall prepay applicable outstanding Revolving Credit Advances in an amount necessary to reduce the sum of outstanding Revolving Credit Advances and Reimbursement Obligations to an amount less than or equal to the Revolving Credit Commitment as so reduced. To the extent required by the immediately preceding sentence, the Borrower shall first prepay all Base Rate Advances and shall thereafter prepay LIBOR Advances. To the extent that any prepayment requires that a LIBOR Advance be repaid on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. To the extent that
                               -----------
outstanding Revolving Credit Advances exceed the Revolving Credit Commitment after any reduction thereof, the Borrower shall repay any such excess amount and all accrued interest attributable to such excess Revolving Credit Advances on the date of such reduction. To the extent that at any time the aggregate principal amount of Revolving Credit Advances and Reimbursement Obligations outstanding hereunder exceed the Borrowing Base then in effect, the Borrower shall immediately repay Revolving Credit Advances in an amount equal to such excess.

     (c) Prepayments from Sales of Assets.  Concurrently with the receipt of Net
         --------------------------------
Cash Proceeds from the sale or disposition by the Borrower or any Subsidiary of the Borrower of any assets, including any Equity Interests of any such Subsidiary (other than sales or dispositions of assets (i) expressly permitted pursuant to clauses (a) through (c) of Section 7.5 hereof or (ii) the aggregate
                                       -----------
amount of Net Cash Proceeds of which during any fiscal year do not exceed $1,000,000), the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an amount equal to the lesser of (a) the amount of such Net Cash Proceeds or (b) an amount, if any, which would result in the Leverage Ratio being less than 3.00 to 1 after such prepayment. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment
                            --------
payments of the Facility A Term Loans and the Facility B Term Loans, in each case pro rata based upon the respective principal amounts of such installment
     --------
payments then unpaid.

     (d) Prepayments from Excess Cash Flow.  Commencing on October 31, 1998 and
         ---------------------------------
on each October 31 thereafter, the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 50% of Excess Cash Flow, if any, for the fiscal year ending immediately preceding each such October 31 (or in the case of the fiscal year ending June 30, 1998, for the period from the Agreement Date to such fiscal year-end) or (b) an amount, if any, which would result in the Leverage Ratio being less than 3.00 to 1 after such prepayment. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment payments of the
        --------
Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment
     --------
payments then unpaid.

     (e) Prepayment from Sales of Equity.  Concurrently with receipt of Net Cash
         -------------------------------
Proceeds from the sale or disposition by the Borrower to any Person of any Equity after the Agreement Date (other than (i) such sales or dispositions the aggregate amount of the Net Cash Proceeds of which during any fiscal year do not exceed $1,000,000 or (ii) sales or dispositions of Equity of the Borrower to the Specified Investors and to other shareholders of the Borrower as of the Agreement Date that are concurrently applied to consummate an Acquisition permitted by this Agreement), the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 50% of such Net Cash Proceeds or (b) an amount, if any, which would result in the Leverage Ratio being less than 3.00 to 1 after such prepayment. Each such prepayment of the Facility A Term Loan Advances and the Facility B Term Loan Advances shall be applied pro rata to all of the unpaid scheduled
                                    --------
installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal
                                 --------
amounts of such installment payments then unpaid.

     (f) Prepayment from Issuance of Institutional Debt.  Concurrently with the
         ----------------------------------------------
receipt of Net Cash Proceeds from the issuance of Institutional Debt by the Borrower or any Subsidiary of the Borrower, the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 100% of such Net Cash Proceeds (or 50% of such Net Cash Proceeds if such Institutional Debt is Subordinated Debt and the remaining 50% of such Net Cash Proceeds is concurrently applied to consummate an Acquisition permitted by this Agreement) or (b) an amount, if any, which would result in the Leverage Ratio being less than 3.00 to 1 after such prepayment. Each such prepayment of the Facility A Term Loan Advances and the Facility B Term Loan Advances shall be applied pro rata to all of the unpaid scheduled
                                    --------
installment payments of the

Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment
     --------
payments then unpaid.

     (g) Prepayments in Respect of the Doskocil Transaction Restricted Payments.
         ----------------------------------------------------------------------
On the date which is 180 days after the Agreement Date, the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the amount of the Doskocil Transaction Restricted Payments that have not been made by such date. Each such prepayment of the Facility A Term Loan Advances and the Facility B Term Loan Advances shall be applied pro
                                                                          ---
rata to all of the unpaid scheduled installment payments of the Facility A Term
----
Loan Advances and the Facility B Term Loan Advances, in each case pro rata based
                                                                  --------
upon the respective principal amounts of such installment payments then unpaid.

     (h) Payments, Generally.  Any prepayment of any Advance shall be
         -------------------
accompanied by interest accrued on the principal amount being prepaid. Any voluntary partial payment of a Base Rate Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000. Any voluntary partial payment of a LIBOR Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $500,000, and to the extent that any prepayment of a LIBOR Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. Any voluntary prepayment of any
                          -----------
Term Loan Advance shall be applied pro rata to all of the unpaid scheduled
                                   --------
installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal
                                 --------
amount of such installment payment then unpaid.

     Section 2.6  Reduction of Revolving Credit Commitment.
                  ----------------------------------------

     (a) Voluntary Reduction.  The Borrower shall have the right, upon not less
         -------------------
than 5 Business Days' notice by an Authorized Signatory to the Administrative Agent (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Revolving Credit Commitment. Each partial termination shall be in an aggregate amount which is at least $1,000,000 and which is an integral multiple thereof, and no voluntary reduction in the Revolving Credit Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period unless the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof.
                -----------

     (b) Mandatory Reduction.  On the Revolving Commitment Maturity Date, the
         -------------------
Revolving Credit Commitment shall be automatically reduced to zero.

     (c) General Requirements.  Upon any reduction of the Revolving Credit
         --------------------
Commitment pursuant to this Section, the Borrower shall immediately make a repayment of Revolving Credit Advances in accordance with Section 2.5(b) hereof.
                                                          --------------
The Borrower shall reimburse each Lender in connection with any such payment in accordance with Section 2.9 hereof to the extent applicable. The Borrower shall
                -----------
not have any right to rescind any
termination or reduction. Once reduced, the Revolving Credit Commitment may not be increased or reinstated.

     Section 2.7  Non-Receipt of Funds by the Administrative Agent.  Unless the
                  ------------------------------------------------
Administrative Agent shall have been notified by a Lender prior to the date of any proposed Advance (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Advance available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand, from the Borrower) together with interest thereon in respect of each day during the period commencing on the date such amount was available to the Borrower and ending on (but excluding) the date the Administrative Agent receives such amount from (a) the Lender, at a per annum rate equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate, or (b) the Borrower, at the per annum rate applicable at the time to such Advance. No Lender shall be liable for any other Lender's failure to fund an Advance hereunder.

     Section 2.8  Payment of Principal of Advances.
                  --------------------------------

     (a) Revolving Credit Advances.  To the extent not otherwise required to be
         -------------------------
paid earlier as provided herein, the principal amount of the Revolving Credit Advances shall be due and payable on the Revolving Commitment Maturity Date.

     (b) Facility A Term Loan Advances.  To the extent not otherwise required to
         -----------------------------
be paid earlier as provided herein, the principal amount of the Facility A Term Loan Advances shall be repaid on each Quarterly Date and on the Facility A Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                         Amount of Reduction of Facility A
      Quarterly Date                     Term Loan Advances as of each Date
      --------------                     ----------------------------------
      December 31, 1998                           $1,250,000
      March 31, 1999                              $1,250,000
      June 30, 1999                               $1,250,000
      September 30, 1999                          $1,250,000
      December 31, 1999                           $2,250,000
      March 31, 2000                              $2,250,000
      June 30, 2000                               $2,250,000

      September 30, 2000                          $2,250,000
      December 31, 2000                           $2,250,000
      March 31, 2001                              $2,250,000
      June 30, 2001                               $2,250,000
      September 30, 2001                          $2,250,000
      December 31, 2001                           $2,750,000
      March 31, 2002                              $2,750,000
      June 30, 2002                               $2,750,000
      September 30, 2002                          $2,750,000
      December 31, 2002                           $2,750,000
      March 31, 2003                              $2,750,000
      June 30, 2003                               $2,750,000
      September 30, 2003                          $2,750,000
                                      or such other amount of Facility A
                                      Term Loan Advances then outstanding

     (c) Facility B Term Loan Advances.  To the extent not otherwise required to
         -----------------------------
be paid earlier as provided herein, the principal amount of the Facility B Term Loan Advances shall be repaid on each Quarterly Date and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                     Amount of Reduction of Facility B
      Quarterly Date                Term Loan Advances as of each Date
      --------------                ----------------------------------
      December 31, 1997                            $93,750
      March 31, 1998                               $93,750
      June 30, 1998                                $93,750
      September 30, 1998                           $93,750
      December 31, 1998                            $93,750
      March 31, 1999                               $93,750
      June 30, 1999                                $93,750
      September 30, 1999                           $93,750
      December 31, 1999                            $93,750

      February 29, 2000                           $   93,750
      June 30, 2000                               $   93,750
      September 30, 2000                          $   93,750
      December 31, 2000                           $   93,750
      March 31, 2001                              $   93,750
      June 30, 2001                               $   93,750
      September 30, 2001                          $   93,750
      December 31, 2001                           $   93,750
      March 31, 2002                              $   93,750
      June 30, 2002                               $   93,750
      September 30, 2002                          $   93,750
      December 31, 2002                           $   93,750
      March 31, 2003                              $   93,750
      June 30, 2003                               $   93,750
      September 30, 2003                          $   93,750
      December 31, 2003                           $8,812,500
      March 31, 2004                              $8,812,500
      June 30, 2004                               $8,812,500
      September 30, 2004                          $8,812,500
                                      or such other amount of Facility B
                                      Term Loan Advances then outstanding

     (d) Swing Line Advances.  To the extent not otherwise required to be paid
         -------------------
earlier as provided herein, the outstanding principal amount of each Swing Line Advance shall be due and payable on its maturity date.

     Section 2.9  Reimbursement.  Whenever any Lender shall sustain or incur any
                  -------------
losses or reasonable out-of-pocket expenses in connection with (a) failure by the Borrower to borrow any LIBOR Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of
                                       -----------
the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof), (b) any prepayment for any reason of any LIBOR Advance in whole or in part (including, but not limited to, a prepayment pursuant to Section 9.3(b) hereof) on other than the last day of an
                       --------------
Interest Period applicable to such LIBOR Advance, (c) any prepayment of any of its LIBOR Advances that is not made on any date specified in a notice of prepayment given by the

Borrower or (d) the selling by such Lender (provided that such Lender was a Lender on the Agreement Date) of its rights and obligations under this Agreement to an Eligible Assignee within 180 days after the Agreement Date, the Borrower agrees to pay to any such Lender, within 30 days after demand by such Lender, an amount sufficient to compensate such Lender for all such losses (excluding loss of anticipated profits) and out-of-pocket expenses, subject to Section 11.9
                                                               ------------
hereof.  A certificate as to any amounts payable to any Lender under this
Section 2.9 submitted to the Borrower by such Lender shall certify that such
-----------
amounts were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent demonstrable error.

     Section 2.10  Manner of Payment.
                   -----------------

     (a) Each payment (including prepayments) by the Borrower of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other Loan Document shall be made not later than 12:00 noon (Dallas, Texas time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's office, in lawful money of the United States of America constituting immediately available funds.

     (b) If any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless, with respect to a payment due in respect of a LIBOR Advance, such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

     (c) The Borrower agrees to pay principal, interest, fees and all other amounts due under the Loan Documents without deduction for set-off or counterclaim or any deduction whatsoever.

     (d) Notwithstanding anything in this Agreement to the contrary, all payments received by the Administrative Agent pursuant to the Loan Documents (other than from other Lenders) shall be applied as follows:

          (i) Prior to (A) the occurrence and continuance of an Event of Default and (B) the delivery by the Determining Lenders of the notice to the Administrative Agent referred to in Section 2.10(d)(ii)(B) below, the
                                             ----------------------
     Administrative Agent shall apply all such payments as between the Revolving Credit Advances, the Facility A Term Loan Advances and the Facility B Term Loan Advances to the applicable Advances in accordance with the Applicable Specified Percentages.

          (ii) If (A) there exists an Event of Default that has occurred and is continuing and (B) the Determining Lenders shall have delivered notice to the Administrative Agent to apply such payments as provided in this Section
                                                                         -------
     2.10(d)(ii),
     -----------
     the Administrative Agent shall apply all such payments to reduce the Revolving Credit Advances, the Swing Line Advances, the Facility A Term Loan Advances and the Facility B Term Loan Advances in accordance with each Lender's Total Specified Percentage.

          (iii) At all times prior to the Lenders making a Revolving Credit Advance pursuant to Section 2.2(g), the Administrative Agent shall
                         --------------
     distribute all payments in respect of the Swing Line Advances to the Swing Line Bank. At such time, if any, that the Lenders make a Revolving Credit Advance pursuant to Section 2.2(g), the Administrative Agent shall
                         --------------
     distribute all payments in respect of the Swing Line Advances to the Revolving Credit Advances in accordance with the Revolving Credit Specified Percentages.

     Section 2.11  LIBOR Lending Offices.  Each Lender's initial LIBOR Lending
                   ---------------------
Office is set forth opposite its name in Schedule 1 attached hereto.  Each
                                         ----------
Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate of such Lender as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Advance to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of the Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to Section 9.2 or 9.3 hereof, or otherwise for the purpose
                        -----------    ---
of complying with Applicable Law). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

     Section 2.12  Sharing of Payments.  If any Lender shall obtain a payment
                   -------------------
(whether voluntary or involuntary, due to the exercise of any right of set-off, or otherwise) on account of its Advances (other than pursuant to Sections
                                                                 --------
2.4(b), 2.14, 2.15(d), 9.3 or 9.5 or in respect of Swing Line Advances) in
        ----  -------  ---    ---
excess of its share of payments made by the Borrower according to (a) before the Lenders have delivered the notice to the Administrative Agent referred to in
Section 2.10(d)(ii)(B) above, its Applicable Specified Percentage, and (b) after
----------------------
the occurrence and during the continuance of an Event of Default and provided that the Determining Lenders have delivered the notice to the Administrative Agent referred to in Schedule 2.10(d)(ii)(B) above, its Total Specified
                     -----------------------
Percentage, then in each case, such Lender shall purchase from each other Lender such participation in the Advances made by such other Lender as shall be necessary to cause such purchasing Lender to share a ratable portion of the excess payment with each other Lender (based on its Applicable Specified Percentage so long as there does not exist an Event of Default, and based on its Total Specified Percentage if there exists an Event of Default); provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section, to the fullest extent permitted by law, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     Section 2.13  Calculation of LIBOR Rate.  The provisions of this Agreement
                   -------------------------
relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of a LIBOR Advance as it sees fit.

     Section 2.14  Taxes.
                   -----

     (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.10, free and clear of and without deduction for any
                ------------
and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding, in the case
                                                        ---------
of each Lender and the Administrative Agent, (i) taxes imposed on, based upon or measured by its overall net income, net worth or capital, and franchise taxes, doing business taxes or minimum taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or in which it has its applicable lending office or any political subdivision thereof; (ii) taxes imposed by reason of failure by the Lender or the Administrative Agent to comply with the requirements of paragraph (e) of this Section 2.14; and (iii) in the case of any Lender, any taxes in the nature
     ------------
of transfer, stamp, recording or documentary taxes resulting from a transfer (other than as a result of foreclosure) by such Lender of all or any portion of its interest in this Agreement, the Notes or any other Loan Documents (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by Law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, to the extent not prohibited by Applicable Law, (x) the sum payable shall be increased as may be necessary so that after making all required deductions for Taxes (including deductions applicable to additional sums payable under this Section 2.14) such
                                                            ------------
Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount of Taxes deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

     (b) In addition, the Borrower agrees to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies (other than taxes described in clause (iii) of the first sentence of Section 2.14(a)) that arise from any payment made hereunder or from the
   ---------------
execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

     (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.14) paid by such Lender or the Administrative Agent (as the case may
------------
be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses which are finally judicially determined by a court of competent jurisdiction to have arisen as a result of gross negligence or wilful misconduct on the part of such Lender or the Administrative Agent. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d) As soon as practicable after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. For purposes of this Section 2.14
                                                                    ------------
the terms "United States" and "United States Person" shall have the meanings set forth in Section 7701 of the Code.

     (e) Each Lender which is not a United States Person hereby agrees that:

          (i) it shall, no later than the Agreement Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 11.6 after the
                                                     ------------
     Agreement Date, the date upon which such Lender becomes a party hereto) and at such times as necessary in the reasonable determination of the Borrower, deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent:

          (A) if any lending office is located in the United States, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor form thereto ("Form 4224"),

          (B)  if any lending office is located outside the United States, two
               (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor form thereto ("Form 1001"),

     in each case establishing that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest, fees, or other amounts payable at such lending office or lending offices under this Agreement or any other Loan Document free from deduction or withholding of United States federal income tax;

          (ii) if at any time such Lender changes its lending office or lending offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter, but only to the extent the forms previously delivered by it hereunder are not effective with respect to such changed or additional lending office or lending offices, deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent, in replacement for the forms previously delivered by it hereunder:

          (A) if such changed or additional lending office is located in the United States, two (2) accurate and complete signed originals of Form 4224; or

          (B) otherwise, two (2) accurate and complete signed originals of Form 1001, in each case establishing that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest, fees, or other amounts payable at such changed or additional lending office under this Agreement or any other Loan Document free from deduction of withholding of United States federal income tax;

          (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause
     (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Lender and if the delivery of the same be lawful, deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent, two (2) accurate and complete original signed copies of Form 4224 or Form 1001, in each case establishing that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest, fees, or other amounts payable under this Agreement or any other Loan Document free from deduction or withholding of United States federal income tax, in replacement for the forms previously delivered by such Lender;

          (iv) it shall, promptly upon the request of the Borrower to that effect, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes;

          (v) it shall notify the Borrower promptly after any event (including an amendment to or a change in any applicable law or regulation or in the written interpretation thereof by any regulatory authority or any judicial authority or by ruling applicable to such Lender of any governmental authority charged with the interpretation or administration of any law) shall occur that results in such Lender no longer being capable of receiving payments under this Agreement without any deduction or withholding of United States federal income tax; and

          (vi)  if such Lender is not a "bank" or other person described in
     Section 881(c)(3) of the Code and cannot deliver either Form 4224 or Form 1001, a statement that such Lender is not a "bank" under Section 881(c)(3)(A) of the Code and two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender.

     (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.14 shall survive the payment in full of the Obligations.
     ------------

     (g) Each Lender (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver or by virtue of the location of any Lender's lending office), (ii) it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be disadvantageous to such Lender, and (iii) otherwise cooperate with the Borrower (in a manner that is not disadvantageous to such Lender in its sole discretion) to minimize amounts payable by the Borrower under this Section 2.14; provided, however, no
                                           ------------  --------  -------
Lender nor the Administrative Agent shall be obligated by reason of this Section
                                                                         -------
2.14(g) to (a) disclose any information regarding its tax affairs or tax
-------
computations or reorder its tax or other affairs or tax or other planning or (b) contest the payment of any Taxes or Other Taxes. Subject to the foregoing, to the extent the Borrower pays sums pursuant to this Section 2.14 and the Lender
                                                   ------------
or the Administrative Agent receives a refund of any or all of such sums, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower, provided that no Default or Event of Default is in existence at such time. At such time, if any, that such Default or Event of Default is cured or waived, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower.

     (h) If the Borrower becomes obligated to pay additional amounts described in this Section 2.14 to any Lender, the Borrower may designate a financial
        ------------
institution reasonably acceptable to the Administrative Agent to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of the Commitments and the Rights of such Lender under the Loan Documents without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding amounts owed to such Lender (including such additional amounts owing to such Lender pursuant to this Section 2.14).
                                                              ------------
Upon execution of an Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in Section 11.6 hereof.
   ------------

     Section 2.15  Letters of Credit.
                   -----------------

     (a) The Letter of Credit Facility.  The Borrower may request the Issuing
         -----------------------------
Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, letters of credit (the "Letters of Credit") for the account of the Borrower from time to time on any Business Day from the date of the initial Advance until the Revolving Commitment Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed, at any time outstanding, the lesser of (i) $5,000,000 (the "Letter of Credit Facility") and (ii) an amount equal to the lesser of the Revolving Credit Commitment and the Borrowing Base minus the aggregate principal
                                                   -----
amount of Revolving Credit Advances and Swing Line Advances then outstanding.
No Letter of Credit shall have an expiration date (including all rights of renewal) later than the earlier of (i) the Revolving Commitment Maturity Date or
(ii) one year after the date of issuance thereof. Immediately upon the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the obligations of the Borrower under this Agreement in respect thereof in an amount equal to the product of (x) such Lender's Revolving Credit Specified Percentage times (y) the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing). Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.15(a), repay any Revolving Credit Advances
                     ---------------
resulting from drawings thereunder pursuant to Section 2.15(c) and request the
                                               ---------------
issuance of additional Letters of Credit under this Section 2.15(a).
                                                    ---------------

     (b) Request for Issuance.  Each Letter of Credit shall be issued upon
         --------------------
notice, given not later than 1:00 p.m. (Dallas, Texas time) on the fourth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank. Each Letter of Credit shall be issued upon notice given in accordance with the terms of any separate agreement between the Borrower and the Issuing Bank in form and substance reasonably satisfactory to the Borrower and the Issuing Bank providing for the issuance of Letters of Credit pursuant to this Agreement and containing terms and conditions not inconsistent with this Agreement (a "Letter of Credit Agreement"), provided
                                                                       --------
that if any such terms and conditions are inconsistent with this Agreement, this Agreement shall control. Each such notice of issuance of a Letter of Credit by the Borrower (a "Notice of Issuance") shall be by telecopier, specifying therein, in the case of a Letter of Credit, the requested (i) date of such issuance (which shall be a Business Day), (ii) maximum amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit, and (v) form of such Letter of Credit and specifying such other information as shall be required pursuant to the relevant Letter of Credit Agreement. If the requested terms of such Letter of Credit are acceptable to the Issuing Bank in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in
Article 3 hereof, make such Letter of Credit available to the Borrower at its
---------
office referred to in Section 11.1 or as otherwise agreed with the Borrower in
                      ------------
connection with such issuance.

     (c) Drawing and Reimbursement.  The payment by the Issuing Bank of a draft
         -------------------------
drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Revolving Credit Advance, which shall bear interest at the Base Rate Basis, in the amount of such draft (but without any requirement for compliance with the conditions set forth in Article
                                                                        -------
3 hereof).  In the event that a drawing under any Letter of Credit is not
-
reimbursed by the Borrower by 12:00 noon (Dallas, Texas time) on the first Business Day after such drawing, the Issuing Bank shall promptly notify Administrative Agent and each other Lender. Each such Lender shall, on the first Business Day following such notification, make a Revolving Credit Advance, which shall bear interest at the Base Rate Basis, and shall be used to repay the applicable portion of the Issuing Bank's Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse the Issuing Bank (but without any requirement for compliance with the applicable conditions set forth in Article 3 hereof) and
                                                       ---------
shall make available to the Administrative Agent for the account of the Issuing Bank, by deposit at the Administrative Agent's office, in same day funds, the amount of such Advance. In the event that any Lender fails to make available to the Administrative Agent for the account of the Issuing Bank the amount of such Advance, the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate.

     (d) Increased Costs.  If, (i) any change after the Agreement Date in any
         ---------------
Law or in the interpretation thereof by any Tribunal charged with the administration thereof or (ii) compliance by a Lender with any Law or any guideline or requirement from any central bank or Tribunal (whether or not having the force of law) adopted or promulgated after the Agreement Date (including any implementation of the Basle Accord or similar guideline or requirement adopted, promulgated or becoming effective after the Agreement Date) shall either (A) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, the Issuing Bank or any Lender or any corporation controlling the Issuing Bank or any Lender or (B) impose on the Issuing Bank or any Lender or any corporation controlling the Issuing Bank or any Lender any other condition regarding this Agreement or any Letter of Credit, and the result of any event referred to in the preceding clause (A) or (B) shall be to increase the cost to the Issuing Bank or any corporation controlling the Issuing Bank of issuing or maintaining any Letter of Credit or to any Lender or any corporation controlling such Lender of purchasing any participation therein or making any Advance pursuant to Section 2.15(c),
                                                            ---------------
then, within 10 days after demand by the Issuing Bank or such Lender, the Borrower shall, subject to Section 11.9 hereof, pay to the Issuing Bank or such
                           ------------
Lender, from time to time as specified by the Issuing Bank or such Lender, additional amounts that shall be sufficient to compensate the Issuing Bank or such Lender or any corporation controlling such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Issuing Bank or such Lender, shall certify that such increased costs were actually incurred by the Issuing Bank or such Lender and shall show in reasonable detail an accounting of the amount payable and the calculation used to determine in good faith such amount and shall be conclusive absent demonstrable error. In determining such amount, the Issuing Bank or such Lender may use any reasonable averaging or attribution method. Nothing in this Section
                                                                         -------
2.15(d) shall provide the Borrower or any Subsidiary of the Borrower the right
-------
to inspect the records, files or books of the Issuing Bank or any Lender. If the Borrower becomes obligated to pay additional amounts described in this
Section 2.15(d) to any Lender, the Borrower may designate a financial
---------------
institution reasonably acceptable to the Administrative Agent to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of the Commitments and the Rights of such Lender under the Loan Documents without recourse to or warranty by, or expenses to, such Lender, for a purchase price equal to the outstanding amounts owing to such Lender (including such additional amounts owing to such Lender pursuant to this Section 2.15(d)).
                                                              ---------------
Upon execution of an Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in Section 11.6 hereof. The obligations of the Borrower under this Section
   ------------                                                     -------
2.15(d) shall survive termination of this Agreement.  The Issuing Bank or any
-------
Lender claiming any additional compensation under this Section 2.15(d) shall use
                                                       ---------------
reasonable efforts (consistent with legal and regulatory restrictions) to reduce or eliminate any such additional compensation which may thereafter accrue and which efforts would not, in the reasonable judgment of the Issuing Bank or such Lender, be otherwise disadvantageous.

     (e) Obligations Absolute.  The obligations of the Borrower under this
         --------------------
Agreement with respect to any Letter of Credit, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Revolving Credit Advance pursuant to Section 2.15(c) shall be unconditional and
                                     ---------------
irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

          (i) any lack of validity or enforceability of this Agreement, any other Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "L/C Related Documents");

          (ii) (A) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to
     Section 2.15(c) or (B) any other amendment or waiver of or any consent to
     ---------------
     departure from all or any of the L/C Related Documents;

          (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

          (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except for any payment made upon the Issuing Bank's gross negligence or wilful misconduct;

          (vi) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to Section
                                                                       -------
     2.15(c); or
     -------

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor, other than the Issuing's Bank gross negligence or wilful misconduct.

     (f) Compensation for Letters of Credit.
         ----------------------------------

          (i)   Credit Fee.  Subject to Section 11.9 hereof, the Borrower shall
                ----------              ------------
     pay to the Administrative Agent for the account of the Lenders according to their Revolving Credit Specified Percentages, a per annum fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Revolving Commitment Maturity Date) equal to the product of the Applicable LIBOR Rate Margin in effect from time to time for Revolving Advances multiplied by the average daily amount available for drawing under all outstanding Letters of Credit. Subject to Section 11.9 hereof, such fee shall be computed on the
                         ------------
     basis of a 360-day year for the actual number of days elapsed.

          (ii)  Fronting Fee.  Subject to Section 11.9 hereof, the Borrower
                ------------              ------------
     shall pay to the Administrative Agent for the account of the Issuing Bank a per annum fronting fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Revolving Commitment Maturity Date) in an amount equal to the product of (a) 0.25% times (b) the average daily amount available for drawing under all outstanding Letters of Credit. Subject to
     Section 11.9 hereof, such fee shall be computed on the basis of a 360-day
     ------------
     year for the actual number of days elapsed.

          (iii) Administrative Fee.  Subject to Section 11.9 hereof, the
                ------------------              ------------
     Borrower shall pay, with respect to each amendment, renewal or transfer of each Letter of Credit and each drawing made thereunder, reasonable documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges in effect at the time of such amendment, renewal, transfer or drawing, as the case may be.

     (g)  L/C Cash Collateral Account.
          ---------------------------

          (i) Upon the occurrence of an Event of Default and demand by the Administrative Agent pursuant to Section 8.2(c) (except in the case of an
                                      --------------
     Event of Default specified in Section 8.1(f) or (g) hereof, without any
                                   --------------    ---
     demand or taking of any other action by the Administrative Agent or any Lender), the Borrower will promptly pay to the Administrative Agent in immediately available funds an amount equal to the maximum amount then available to be drawn under the Letters of Credit then outstanding. Any amounts so received by the Administrative Agent shall be deposited by the Administrative Agent in a deposit account maintained by the Issuing Bank (the "L/C Cash Collateral Account").

          (ii) As security for the payment of all Reimbursement Obligations and for any other Obligations, the Borrower hereby grants, conveys, assigns, pledges, sets over and transfers to the Administrative Agent (for the benefit of the Issuing Bank and Lenders), and creates in the Administrative Agent's favor (for the benefit of the Issuing Bank and Lenders) a Lien in, all money, instruments and securities at any time held in or acquired in connection with the L/C Cash Collateral Account, together with all proceeds thereof. The L/C Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent and the Borrower shall have no right to withdraw or to cause the Administrative Agent to withdraw any funds deposited in the L/C Cash Collateral Account. At any time and from time to time, upon the Administrative Agent's request, the Borrower promptly shall execute and deliver any and all such further instruments and documents, including UCC financing statements, as may be necessary, appropriate or desirable in the Administrative Agent's judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this paragraph (ii) and of the rights and powers herein granted. The Borrower shall not create or suffer to exist any Lien on any amounts or investments held in the L/C Cash Collateral Account other than the Lien granted under this paragraph (ii).

          (iii) The Administrative Agent shall (A) apply any funds in the L/C Cash Collateral Account on account of Reimbursement Obligations when the same become due and payable, (B) after the Revolving Commitment Maturity Date, apply any proceeds remaining in the L/C Cash Collateral Account first
                                                                           -----
     to pay any unpaid Obligations then outstanding hereunder and then to refund
                                                                  ----
     any remaining amount to the Borrower.

          (iv) The Borrower, no more than once in any calendar month, may direct the Administrative Agent to invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in (A) Cash and Cash Equivalents or direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof and (B) one or more other types of investments permitted by the Determining Lenders, in each case with such maturities as the Borrower, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. In the absence of any such direction from the Borrower, the Administrative Agent shall invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in one or more types of investments with the consent of the Determining Lenders with such maturities as the Borrower, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. All such investments shall be made in the Administrative Agent's name for the account of the Lenders, subject to the ownership interest therein of the Borrower. The Borrower recognizes that any losses or taxes with respect to such investments shall be borne solely by the Borrower, and the Borrower agrees to hold the Administrative Agent and the Lenders harmless from any and all such losses and taxes, except to the extent that such losses or taxes are finally judicially determined by a court of competent jurisdiction to be the result of gross negligence or wilful misconduct of the Administrative Agent. Administrative Agent may liquidate any investment held in the L/C Cash Collateral Account in order to apply the proceeds of such investment on account of the Reimbursement Obligations as provided in Section 2.15(g)(iii) hereof (or on account of any other
                 --------------------
     Obligation then due and payable, as the case may be) without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which the Borrower hereby agrees to reimburse the Administrative Agent) as a result of such application.

          (v) After the establishment of the L/C Cash Collateral Account pursuant to Section 2.15(g)(i) hereof, the Borrower shall pay to the
                 ------------------
     Administrative Agent the fees customarily charged by the Issuing Bank with respect to the maintenance of accounts similar to the L/C Cash Collateral Account.

          (vi) At such time as no Event of Default is in existence, the Administrative Agent shall return any amount remaining in the L/C Cash Collateral Account to the Borrower.


                                   ARTICLE 3

                             Conditions Precedent
                             --------------------

     Section 3.1  Conditions Precedent to the Initial Advances and the Initial
                  ------------------------------------------------------------
Letters of Credit.  The obligation of each Lender to make the initial Advance
-----------------
and the obligation of the Issuing Bank to issue the initial Letter of Credit is subject to (i) receipt by the Administrative Agent of the following items which are to be delivered, in form and substance satisfactory to each Lender, with a copy (except for the Notes and this Agreement) for each Lender, and (ii) satisfaction of the following conditions which are to be satisfied:

     (a) A loan certificate of each Obligor certifying as to the accuracy of its representations and warranties in the Loan Documents, certifying, in the case of any such Obligor, that no Default or Event of Default has occurred, and including a certificate of incumbency with respect to each Authorized Signatory, and including (i) a copy of the articles or certificate of incorporation or other organizational documents of such Obligor, certified to be true, complete and correct by the secretary of state of its state of organization, (ii) a copy of a certificate of good standing and a certificate of existence for its state of organization and, in the case of any such Obligor, each state in which it is qualified to do business, (iii) a copy of such Obligor's bylaws, partnership agreement or similar document, certified to be true, complete and correct by its secretary or general partner, as the case may be, and (iv) a copy of corporate or similar resolutions authorizing the execution, delivery and performance of the Loan Documents to be executed by such Obligor;

     (b) a duly executed Revolving Credit Note, Facility A Term Loan Note and Facility B Term Loan Note payable to the order of each Lender and in an amount for each Lender equal to its Specified Percentage of each Commitment, respectively;

     (c) UCC searches in appropriate jurisdictions where Collateral is located;

     (d) opinions of counsel to each Obligor addressed to the Lenders and in form and substance satisfactory to the Lenders, dated the Agreement Date, and covering certain of the matters set forth in Sections 4.1(a), (b), (c), (h),
                                             ---------------  ---  ---  ---
(m), (n) and (p) and such other matters incident to the transactions
---  ---     ---
contemplated hereby as the Administrative Agent or Special Counsel may reasonably request;

     (e) reimbursement for the Administrative Agent for Special Counsel's reasonable and customary fees (on an hourly basis) and expenses rendered through the date hereof, to the extent invoiced one Business Day prior to the Agreement Date;

     (f) evidence that all proceedings of each Obligor taken in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and Special Counsel; and the Lenders shall have received copies of all documents or other evidence which the Administrative Agent or Special Counsel may reasonably request in connection with such transactions;

     (g) any fees or any expenses required to be paid pursuant to the Administrative Agent Fee Letter and the Underwriting Fee Letter;

     (h) duly executed and completed Security Agreements, dated as of the Agreement Date, granting a Lien, in all Collateral covered thereby, together with related financing statements, certificates of title with respect to motor vehicles having a fair market value in excess of $15,000, stock powers, stock certificates evidencing ownership of (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary and (ii) 65% of the issued and outstanding Equity Interests of each Foreign Subsidiary, and insurance certificates listing Administrative Agent as loss payee and additional insured and otherwise in a form required by the Collateral Documents.

     (i) simultaneously with the making of the initial Advance, executed UCC-3 Termination Statements to be filed in appropriate jurisdictions to terminate all Liens against assets of Dogloo, the Borrower and its Subsidiaries other than Permitted Liens (or written agreements from each holder of such Liens to promptly execute such Termination Statements);

     (j) all Dogloo Transaction Documents, which shall be in substance and form satisfactory to the Administrative Agent and Special Counsel;

     (k) consummation of the Dogloo Transaction shall simultaneously occur on terms and conditions set forth in the Dogloo Transaction Documents satisfactory to the Administrative Agent and Special Counsel;

     (l) Deeds of Trust executed by the Borrower and dated as of the Agreement Date, together with surveys and title insurance policies or commitments in form and substance satisfactory to the Administrative Agent and Special Counsel;

     (m) Landlord's Agreements executed by each lessor with respect to leased properties on which Collateral is located in substantially the form set out on Exhibit K ("Landlord's Waiver");
---------

     (n) evidence satisfactory to the Administrative Agent that (i) the Doskocil Transaction shall have been consummated (or shall be consummated simultaneously with the initial Advance hereunder), and (ii) the Borrower shall have received at least $85,000,000 in gross proceeds from the sale of the Senior Subordinated Notes;

     (o) a pro forma balance sheet of the Borrower and its Subsidiaries taking into account the Dogloo Transaction and reflecting estimated purchase price accounting and such other information relating to the Dogloo Transaction as the Administrative Agent may require;

     (p) after giving effect to the Dogloo Transaction, there shall have occurred no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and Dogloo, taken as a whole, since June 30, 1997;

     (q) a solvency opinion (taking into account the Dogloo Transaction and the incurrence of the Indebtedness related thereto) with respect to the Borrower and its Subsidiaries delivered by Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc. or other financial advisor acceptable to the Lenders, in form and substance satisfactory to the Administrative Agent;

     (r) the Administrative Agent and Special Counsel shall be satisfied with the form and substance of all real property leases of Dogloo;

     (s) the Administrative Agent shall be satisfied with the form and substance of all environmental, and other collateral reports and examinations on the Collateral to the provided by Dogloo or to be performed by the Lenders;

     (t) all Indebtedness of the Borrower under the Bridge Notes and the Existing Credit Agreement shall have been (or shall be consummated simultaneously with the initial Advance hereunder) refinanced in full pursuant to the terms hereof, and all obligations of the Borrower under the Bridge Notes and the Existing Credit Agreement, except for those that expressly survive termination thereof, shall terminate; and

     (u) in form and substance reasonably satisfactory to the Administrative Agent and Special Counsel, such other documents, instruments and certificates as the Administrative Agent or any Lender may reasonably require in connection with the transactions contemplated hereby, including without limitation, evidence of the status, organization or authority of the Borrower or any Subsidiary of the Borrower, and the enforceability of the Obligations.

     Section 3.2  Conditions Precedent to All Advances and Letters of Credit.
                  ----------------------------------------------------------
The obligation of each Lender to make each Advance hereunder (including the initial Advance) and the obligation of the Issuing Bank to issue each Letter of Credit (including the initial Letter of Credit) is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance or issuance:

     (a) With respect to each Advance and each issuance of a Letter of Credit, all of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of each
                   -----------
such Advance or issuance, shall be true and correct, both before and after giving effect to the application of the proceeds of the Advance or Letter of Credit, except as otherwise expressly provided in said Section 4.2 hereof.
                                                       -----------

     (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of
   --------------
incumbency delivered to the Administrative Agent. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrower made to such effect if no written notice to the contrary, dated on or before the date of such Advance or Letter of Credit, is received by the Administrative Agent from the Borrower prior to the making of such Advance or issuance of such Letter of Credit;

     (c) There shall not exist a Default or Event of Default hereunder;

     (d) The aggregate Advances and Letters of Credit, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the maximum principal amount then permitted to be outstanding hereunder;

     (e) No order, judgment, injunction or decree of any Tribunal shall purport to enjoin or restrain any Lender or the Issuing Bank from making any Advance or issuing any Letter of Credit;

     (f) There shall be no Litigation pending against, or, to the Borrower's current actual knowledge, threatened against the Borrower or any of its Subsidiaries, or in any other manner relating directly and adversely to the Borrower or any of its Subsidiaries, or any of their respective properties, in any court or before any arbitrator of any kind or before or by any governmental body which could reasonably be expected to have a Material Adverse Effect;

     (g) There shall have occurred no material adverse change in the business, assets, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries (including the assets acquired and liabilities of the Spectrum acquired in the Doskocil

Transaction), taken as a whole, since June 30, 1997 (but after giving effect to the Doskocil Transaction and the Dogloo Transaction); and

     (h) In the event that after giving effect to the making of such Advances or the issuance of such Letters of Credit, the aggregate amount of Advances outstanding plus Reimbursement Obligations outstanding exceeds $100,000,000, the
            ----
following statements shall be true and correct and the Borrower shall be deemed to represent and warrant as of such date as follows:

          (i) such requested Advances or Letters of Credit are permitted "Indebtedness" (as such term is defined in the Indenture with respect to the Senior Subordinated Notes (the "Senior Subordinated Notes Indenture"));

          (ii) upon the making of each requested Advance or the issuance of each requested Letter of Credit, no Event of Default (as defined in the Senior Subordinated Notes Indenture) shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such increase of "Indebtedness"; and

          (iii) all Advances and Reimbursement Obligations under this Agreement are "Senior Debt" as defined in the Senior Subordinated Notes Indenture.

     Notwithstanding the above, the obligation of each Lender to make a Revolving Credit Advance pursuant to Sections 2.2(g) and 2.15(c) shall be
                                     ---------------     -------
absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (i) the occurrence of any Default or Event of Default, unless the Administrative Agent or the Issuing Bank, as the case may be, had actual knowledge of such Default or Event of Default prior to the making of the Swing Line Advance or Letter of Credit, as the case may be, related to such Revolving Credit Advance, (ii) the failure of the Borrower to satisfy any condition set forth in this Section 3.2, or (iii) any other circumstance,
                            -----------
happening or event whatsoever, except that the conditions precedent set forth in Sections 3.1 and 3.2 with respect to the Swing Line Advance or the Letter of
------------     ---
Credit for which such Revolving Credit Advance is made pursuant to Section
                                                                   -------
2.2(g) or 2.15(c) shall have been satisfied in full at the time of the making of
------    -------
such Swing Line Advance or the issuance of such Letter of Credit.

     Section 3.3  Conditions Precedent to Conversions and Continuations.  The
                  -----------------------------------------------------
obligation of the Lenders to convert any existing Base Rate Advance into a LIBOR Advance or to continue any existing LIBOR Advance is subject to the condition precedent that on the date of such conversion or continuation no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation. The acceptance of the benefits of each such conversion and continuation shall constitute a representation and warranty by the Borrower to each of the Lenders that no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation.

                                   ARTICLE 4

                        Representations and Warranties
                        ------------------------------

     Section 4.1  Representations and Warranties.  The Borrower hereby
                  ------------------------------
represents and warrants to each Lender as follows:

     (a) Organization; Power; Qualification.  As of the Agreement Date, the
         ----------------------------------
respective jurisdiction of organization or incorporation and percentage ownership of the Borrower and by the Borrower of the Subsidiaries listed on
Schedule 4 are true and correct, after giving effect to the Dogloo Transaction.
----------
As of the Agreement Date and after giving effect to the Dogloo Transaction,
Schedule 4 is a complete and accurate listing, showing with respect to the
----------
Borrower and each Subsidiary of the Borrower (a) its mailing address, which is its principal place of business, (b) the classes of its Equity Interests and the number of amount of its Equity Interests authorized and outstanding, (c) each record and beneficial owner of its outstanding Equity Interests of the Borrower in excess of 5%, and (d) except as set forth in the Second Amended and Restated Securityholders Agreement (a copy of which has been received by the Administrative Agent and Special Counsel), all outstanding options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to the Equity Interests. All of the outstanding Equity Interests of the Borrower and each Subsidiary of the Borrower is validly issued, fully paid and non-assessable. Each of the Borrower and its Subsidiaries is a corporation or other legal Person duly organized, validly existing and in good standing under the laws of its state of incorporation or organization. Each of the Borrower and its Subsidiaries has the legal power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each of the Borrower and its Subsidiaries is authorized to do business, duly qualified and in good standing in the jurisdiction as set forth in Schedule 7 and no qualification or authorization is
                             ----------
necessary in any other jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization, except where the failure to be so qualified or authorized could not reasonably be expected to have a Material Adverse Effect.

     (b) Authorization.  The Borrower has legal power and has taken all
         -------------
necessary legal action to authorize it to borrow and request Letters of Credit hereunder. Each of the Borrower and its Subsidiaries has legal power and has taken all necessary legal action to execute, deliver and perform the Loan Documents to which it is party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Document has been duly executed and delivered by the Borrower or the Subsidiary of the Borrower executing it. Each of the Loan Documents to which the Borrower or any of its Subsidiaries is a party is a legal, valid and binding obligation of the Borrower or such Subsidiary, as applicable, enforceable in accordance with its terms, subject, to enforcement of remedies, to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any Subsidiary of the Borrower).

     (c) Compliance with Other Loan Documents and Contemplated Transactions.
         ------------------------------------------------------------------
The execution, delivery and performance by the Borrower and its Subsidiaries of the Loan Documents to which they are respectively a party, and the consummation of the transactions contemplated thereby, do not and will not (i) require any consent or approval necessary on or prior to the Agreement Date not already obtained, except to the extent that the failure to obtain such consent or approval could not reasonably be expected to have a Material Adverse Effect,
(ii) violate any Applicable Law, (iii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws or other applicable organizational documents of the Borrower or any Subsidiary of the Borrower, (iv) conflict with, result in a breach of, or constitute a default under any Necessary Authorization, indenture, agreement or other instrument, to which the Borrower or any Subsidiary of the Borrower is a party or by which they or their respective properties may be bound, the effect of which could reasonably be expected to have a Material Adverse Effect, or (v) result in or require the creation or imposition of any Lien (other than Liens in favor of the Lenders to secure the Obligations hereunder) upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary of the Borrower.

     (d) Business.  The Borrower and its Subsidiaries are engaged primarily in
         --------
the business of the manufacture and distribution of pet supplies and products, sporting goods and similar and related businesses, including the businesses engaged in by the Borrower and Dogloo immediately preceding the Agreement Date, and activities directly related thereto.

     (e) Licenses, etc.  All Necessary Authorizations have been duly obtained,
         --------------
and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions, unless the failure to obtain or have in effect such Necessary Authorizations could not reasonably be expected to result in a Material Adverse Effect. The Borrower and its Subsidiaries are and will continue to be in compliance with all provisions thereof, except to the extent that any such failure to comply could not reasonably be expected to have a Material Adverse Effect. No circumstance exists which could reasonably be expected to impair the utility of the Necessary Authorization or the right to renew such Necessary Authorization the effect of which could reasonably be expected to have a Material Adverse Effect. No Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened challenge, suspension, cancellation or revocation, the effect of which could reasonably be expected to have a Material Adverse Effect.

     (f) Compliance with Law.  The Borrower and its Subsidiaries are in
         -------------------
compliance in all respects with all Applicable Laws, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     (g) Title to Properties.  The Borrower and its Subsidiaries have good title
         -------------------
to, or a valid leasehold or subleasehold interest in, all of their material assets. None of their assets are subject to any Liens, except Permitted Liens. No financing statement or other Lien filing (except relating to Permitted Liens) is on file in any state or jurisdiction that names the Borrower or any of its Subsidiaries as debtor or covers (or purports to cover) any assets of the Borrower or any of its Subsidiaries, except for Indebtedness with respect to which the requirements of Section 3.1(i) hereof have been satisfied. The
                          --------------
Borrower and its Subsidiaries have not signed any such financing statement or filing, nor any security agreement authorizing any Person to file any such financing statement or filing (except relating to Permitted Liens).

     (h) Litigation.  Except as reflected on Schedule 3 hereto, as of the
         ----------                          ----------
Agreement Date, there is no Litigation pending against, or, to the Borrower's current actual knowledge, threatened against the Borrower or any of its Subsidiaries, or in any other manner relating directly and adversely to the Borrower or any of its Subsidiaries, or any of their respective properties, in any court or before any arbitrator of any kind or before or by any governmental body in which the amount claimed in an aggregate amount (excluding liabilities for which credit worthy insurance companies have acknowledged coverage) exceeds $100,000.

     (i) Taxes.  All federal, state and other tax returns of the Borrower and
         -----
its Subsidiaries required by law to be filed have been duly filed, or extensions have been timely filed, and all Taxes shown to be due and payable on such returns, have been paid, unless the same are being diligently contested in accordance with Section 5.6 hereof. The charges, accruals and reserves on the
                -----------
books of the Borrower and its Subsidiaries in respect of their Taxes are, in the reasonable judgment of the Borrower, adequate.

     (j) Financial Statements; Material Liabilities.
         ------------------------------------------

          (i) The Borrower has heretofore delivered to Lenders the audited combined balance sheets of the Borrower and Spectrum as at June 30, 1997, and the related statements of earnings and changes in shareholders' equity (deficit) and statement of cash flows for the twelve-month period then ended and audited balance sheet of Dogloo as at December 31, 1996 and the related statements of earnings and changes in shareholders' equity (deficit) and statement of cash flows for the twelve-month period then ended (the "Financial Statements"). The Financial Statements were prepared in conformity with GAAP (other than as set forth in the respective audit reports attached thereto) and fairly present, in all material respects, the financial position of the Borrower and Spectrum and Dogloo, respectively, as at the date thereof and the combined results of operations and cash flows for the period covered thereby.

          (ii) The projected financial statements of the Borrower (including Dogloo) and its Subsidiaries delivered to the Lenders prior to or on the Agreement Date are based on good faith estimates and assumptions made by the management of the Borrower and believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

          (iii) The financial statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 6.1, 6.2 and 6.3 hereof fairly
                                          -----------  ---     ---
     present in all material respects their respective financial condition and their respective results of operations as of the dates and for the periods shown, all in accordance with GAAP, subject to normal year-end adjustments. The latest of such financial statements reflects all material liabilities, direct and contingent, of the Borrower and each Subsidiary of the Borrower that are required to be disclosed in accordance with GAAP.

     (k) No Adverse Change.  Since the date of the last financial statements
         -----------------
delivered to the Lenders pursuant to Section 6.1, 6.2 or 6.3 hereof, no event or
                                     -----------  ---    ---
circumstance has occurred or arisen which is reasonably likely to have a Material Adverse Effect.

     (l) ERISA.  As of the Agreement Date, none of the Borrower or its
         -----
Controlled Group maintains or contributes to any Plan (other than a Multiemployer Plan) subject to Title IV of ERISA. Each such Plan (other than any Multiemployer Plan) is in compliance in all material respects with the applicable provisions of ERISA, the Code, and any other applicable Law, except to the extent that failure to so comply would not reasonably be expected to have a Material Adverse Effect. With respect to each Plan (other than any Multiemployer Plan) of the Borrower and each member of its Controlled Group, all reports required under ERISA or any other Applicable Law to be filed with any Tribunal, the failure of which to file could reasonably be expected to result in liability of the Borrower or any member of its Controlled Group in excess of $150,000, have been duly filed. All such reports are true and correct in all material respects as of the date given. No Plan of the Borrower or any member of its Controlled Group has been terminated under Section 4041(c) of ERISA nor has any accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has failed to make any contribution or pay any amount due or owing as required under the terms of any such Plan, or by Section 412 of the Code or
Section 302 of ERISA by the due date under Section 412 of the Code and Section 302 of ERISA, the result of which could reasonably be expected to have a Material Adverse Effect. There has been no ERISA Event or any event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Plan or its related trust of the Borrower or any member of its Controlled Group since the effective date of ERISA, the result of which could reasonably be expected to have a Material Adverse Effect. The present value of the benefit liabilities, as defined in Title IV of ERISA, of each Plan subject to Title IV of ERISA (other than a Multiemployer Plan) of the Borrower and each member of its Controlled Group does not exceed by more than $150,000 the present value of the assets of each such Plan as of the most recent valuation date using each such Plan's actuarial assumptions at such date. There are no pending, or to the Borrower's knowledge threatened, claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrower nor any member of its Controlled Group has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan, the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or, to the Borrower's knowledge, any member of its Controlled Group has engaged in any prohibited transactions, within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has withdrawn from any Multiemployer Plan, nor has incurred or reasonably expects to incur (A) any liability under Title IV of ERISA (other than premiums due under Section 4007 of ERISA to the PBGC), (B) any withdrawal liability (and no event has occurred which with the giving of notice under Section 4219 of ERISA would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, or (C) any liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA, the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower, any member of its Controlled Group, or any organization to which the Borrower or any member of its Controlled Group is a successor or parent corporation within the meaning of ERISA Section 4069(b), has engaged in a transaction within the meaning of ERISA Section 4069, the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group maintains or has established any Plan (other than a Multiemployer Plan) which is a welfare benefit plan within the meaning of Section 3(1) of ERISA and which provides for continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment, except as may be required by any Applicable Law, the result of which could reasonably be expected to have a Material Adverse Effect. Each of Borrower and its Controlled Group which maintains a Plan which is a welfare benefit plan within the meaning of
Section 3(1) of ERISA has complied in all material respects with any applicable notice and continuation requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations thereunder. None of the Borrower or any member of its Controlled Group maintains or has established a multiemployer welfare benefit arrangement within the meaning of Section 3(40)(A) of ERISA.

     (m) Compliance with Regulations G, T, U and X.  The Borrower is not engaged
         -----------------------------------------
principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, and no part of the proceeds of the Advances or Letters of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in any manner which might cause the borrowing of any Advances or the application of any proceeds thereof to violate Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

     (n) Required Consents.  The Borrower and its Subsidiaries are not required
         -----------------
to obtain any material Necessary Authorization on or prior to the Agreement Date that has not already been obtained from, or effect any material filing or registration that has not already been effected with, any Tribunal in connection with the execution and delivery of this Agreement or any other Loan Document, or the performance thereof, in accordance with their respective terms, including any borrowings hereunder, except for the filing of financing statements (and other similar notices) and other Collateral Documents containing a description of the Collateral with certain Tribunals, including the United States Patent and Trademark Office.

     (o) Absence of Default.  The Borrower and its Subsidiaries are in
         ------------------
compliance in all material respects with all of the provisions of their certificate of incorporation, by-laws and other organizational documents, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, (i) an Event of Default or
(ii) a default by the Borrower or any of its Subsidiaries under any indenture, agreement or other instrument, or any judgment, decree or order to which the Borrower or any of its Subsidiaries or by which they or any of their respective properties is bound, the result of which with respect to any default set forth in clause (ii) could reasonably be expected to have a Material Adverse Effect.

     (p) Governmental Regulation.  Neither the Borrower nor any of its
         -----------------------
Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940. Neither the entering into or performance by the Borrower of this Agreement nor the issuance of the Notes violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other Tribunal pursuant to any provisions of such act.

     (q) Environmental Matters.  The Borrower does not have any current actual
         ---------------------
knowledge that any substance deemed hazardous by any Applicable Environmental Law, has been placed (i) on any real property fee title to which is now owned by the Borrower or any of its Subsidiaries or (ii) by Borrower or any of its Subsidiaries on any real property leased by the Borrower or any of its Subsidiaries, in either case in a manner which does not comply with Applicable Environmental Laws, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries are not in violation of or subject to any existing, pending or, to the best of the Borrower's knowledge, threatened investigation or inquiry by any Tribunal or to any remedial obligations under any Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries have not failed to obtain any permits, licenses or similar authorizations other than certificates of occupancy and building permits and other authorizations that have been obtained to construct, occupy, operate or use any buildings, improvements, fixtures, and equipment forming a part of any real property owned or leased by the Borrower or any Subsidiary of the Borrower by reason of any Applicable Environmental Laws, except to the extent that the failure to so obtain could not reasonably be expected to have a Material Adverse Effect. The Borrower has no current actual knowledge, that any hazardous substances or solid wastes have been disposed of or otherwise released (i) on or to the real property fee title to which is owned by the Borrower or any of its Subsidiaries or (ii) by Borrower or any of its Subsidiaries on or to any real property leased by Borrower or any of its Subsidiaries, all within the meaning of the Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect.

     (r) Certain Fees.  Except for fees and expenses incurred in connection with
         ------------
the Dogloo Transaction and the Doskocil Transaction, no broker's, finder's or other fee or commission will be payable by the Borrower (other than to the Lenders hereunder) with respect to the making of the Commitments or the Advances hereunder. The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender from and against any claims, demand, liability, proceedings, costs or expenses asserted with respect to or arising in connection with any such fees or commissions, including those related to the Dogloo Transaction and the Doskocil Transaction.

     (s) Patents, Etc.  The Borrower and its Subsidiaries have collectively
         ------------
obtained or applied for or licensed or otherwise obtained the right to use all patents, trademarks, service marks, trade names, copyrights, and other rights, free from Liens (except Permitted Liens), that are necessary for the operation of their business as presently conducted and as proposed to be conducted, except to the extent that the failure to so obtain, apply, license or obtain the right to use could not reasonably be expected to have a Material Adverse Effect. Nothing has come to the current actual knowledge of the Borrower or any of its Subsidiaries to the effect that (i) any process, method, part or other material presently contemplated to be employed by the Borrower or any Subsidiary of the Borrower infringes any valid and enforceable patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or overtly threatened any claim or litigation against or affecting the Borrower or any Subsidiary of the Borrower contesting its right to sell or use any such process, method, part or other material, which could reasonably be expected to have a Material Adverse Effect.

     (t) Disclosure.  All factual information furnished by the Borrower or any
         ----------
of its Subsidiaries in writing to the Administrative Agent or any Lender in connection with this Agreement or the other Loan Documents is, and all other such factual information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided. There is no fact known to the Borrower and not known to the public generally that could reasonably be expected to have a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrower prior to the date hereof in connection with the transaction contemplated hereby.

     (u) Solvency.  The Borrower is, and Borrower and its Subsidiaries on a
         --------
consolidated basis are, Solvent.

     (v) Labor Relations.  Except as provided on Schedule 8, neither the
         ---------------                         ----------
Borrower nor any Subsidiary is a party to a collective bargaining agreement or similar agreement, and the Borrower and each Subsidiary is in compliance in all material respects with all Laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to the employment of its employees, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect, and there are no arrears in the payment of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations of the Borrower or any Subsidiary or for which the Borrower or any Subsidiary may be responsible other than in the ordinary course of business, except for such unpaid or unwithheld arrears which could not reasonably be expected to result in a Material Adverse Effect. There is no strike, work stoppage or labor dispute with any union or group of employees pending or overtly threatened involving Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

     (w) Common Enterprise.  The Borrower and its Subsidiaries are engaged in
         -----------------
the businesses set forth in Section 4.1(d) hereof.  These operations require
                            --------------
financing on a basis such that the credit supplied can be made available from time to time to the Borrower and various of the Subsidiaries, as required for the continued successful operation of the Borrower and its Subsidiaries as a whole. The Borrower and its Subsidiaries expect to derive benefit (and the boards of directors of the Borrower and its Subsidiaries have determined that the Borrower and the Subsidiaries may reasonably be expected to derive benefit), directly or indirectly, from the credit extended by Lenders hereunder, both in their separate capacities and as members of the group of companies, since the successful operation and condition of the Borrower and its Subsidiaries is dependent on the continued successful performance of the functions of the group as a whole.

     Section 4.2  Survival of Representations and Warranties, etc.  All
                  -----------------------------------------------
representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date and at and as of the date of each Advance and the date of issuance of each Letter of Credit, and each shall be true and correct in all material respects when made, except to the extent (a) previously fulfilled in accordance with the terms hereof, (b) previously waived in writing by the Determining Lenders with respect to any particular factual circumstance or permitted by the terms of this Agreement or (c) such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such date. All such representations and warranties shall survive, and not be waived by, the execution hereof by any Lender, any investigation or inquiry by any Lender, or by the making of any Advance or the issuance of any Letter of Credit under this Agreement.

                                   ARTICLE 5

                               General Covenants
                               -----------------

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

     Section 5.1  Preservation of Existence and Similar Matters.  The Borrower
                  ---------------------------------------------
shall, and shall cause each Subsidiary of the Borrower to:

     (a) except as otherwise permitted pursuant to Section 7.4 hereof, preserve
                                                   -----------
and maintain, or timely obtain and thereafter preserve and maintain, its existence, rights, franchises, licenses, authorizations, consents, privileges and all other Necessary Authorizations from any Tribunal, the loss of which could reasonably be expected to have a Material Adverse Effect; and

     (b) except as otherwise permitted pursuant to Section 7.4 hereof, qualify
                                                   -----------
and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     Section 5.2  Business; Compliance with Applicable Law.  The Borrower and
                  ----------------------------------------
its Subsidiaries shall (a) engage primarily in the businesses set forth in
Section 4.1(d) hereof, and (b) comply in all respects with the requirements of
--------------
all Applicable Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     Section 5.3  Maintenance of Properties.  The Borrower shall, and shall
                  -------------------------
cause each Subsidiary of the Borrower to, maintain or cause to be maintained all its properties (whether owned or held under lease) in adequate operating condition and repair for purposes of their current use with due regard to the age thereof, taken as a whole, subject to ordinary wear and tear, and from time to time make or cause to be made all appropriate (in the reasonable judgment of the Borrower) repairs, renewals, replacements, additions, betterments and improvements thereto in accordance with past practice, except where the failure to so maintain, repair, renew, replace or improve could not reasonably be expected to have a Material Adverse Effect.

     Section 5.4  Accounting Methods and Financial Records.  The Borrower shall,
                  ----------------------------------------
and shall cause each Subsidiary of the Borrower to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made and all transactions reflected in accordance with GAAP, and keep accurate and complete records of its respective assets.

     Section 5.5  Insurance.  The Borrower shall, and shall cause each
                  ---------
Subsidiary of the Borrower to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability. Each insurance policy shall (a) provide for at least 30 days' prior notice to the Administrative Agent of any proposed termination or cancellation of such policy, whether on account of default or otherwise and (b) otherwise contain the requirements for insurance set forth in the Security Agreements.

     Section 5.6  Payment of Taxes and Claims.  The Borrower shall, and shall
                  ---------------------------
cause each Subsidiary of the Borrower to, pay and discharge all material taxes to which they are subject prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might by Law become a Lien upon any of its properties; except that no such tax or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as any Lien related thereto is a Permitted Lien. The Borrower shall, and shall cause each Subsidiary of the Borrower to, timely file all information returns (or extensions of such filing deadlines) required by federal, state or local tax authorities.

     Section 5.7  Visits and Inspections.  The Borrower shall, and shall cause
                  ----------------------
each Subsidiary of the Borrower to, promptly permit representatives of the Administrative Agent or any Lender from time to time after reasonable notice by the Administrative Agent or any Lender to (a) visit and inspect the properties of the Borrower and its Subsidiaries as often as the Administrative Agent or any Lender shall reasonably deem advisable, (b) review, inspect and make extracts from and copies of the Borrower's and each such Subsidiary's books and records, and (c) discuss with the Borrower's and each such Subsidiary's directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects, provided that such
                                                         --------
representatives of the Administrative Agent or any Lender shall keep confidential all information obtained pursuant to this Section 5.7 to the extent
                                                       -----------
required by Section 11.14.  The Borrower shall pay the reasonable out-of-pocket
            -------------
expenses related to inspections and reviews performed (a) at any time by the Administrative Agent and (b) after the occurrence and during the continuance of an Event of Default by each Lender. Except after the occurrence and during the continuance of an Event of Default, all such visits and inspections shall be conducted during normal business hours. Following the occurrence and during the continuance of an Event of Default, such visits and inspections shall be conducted at any time requested by the Administrative Agent or any Lender without any requirement for reasonable notice.

     Section 5.8  Use of Proceeds.  The proceeds of the Advances shall be used
                  ---------------
by the Borrower to (a) to consummate the Dogloo Transaction and pay certain outstanding Indebtedness of the Borrower and Dogloo, (b) pay certain fees and expenses related to the Dogloo Transaction, and (c) finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries.

     SECTION 5.9    INDEMNITY.
                    ---------

     (A) THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, EACH LENDER, EACH

OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, REASONABLE COSTS, REASONABLE OUT-OF-POCKET EXPENSES AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE, ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER OR THEIR RESPECTIVE PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER), RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING THERETO, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY ORDINARY OR MERE NEGLIGENCE OF ADMINISTRATIVE AGENT OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER AND NOT THE BORROWER), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES OR LETTERS OF CREDIT HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING (i) ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, (ii) ANY CLAIM OR LIABILITY THAT ARISES AS THE DIRECT RESULT OF THE OPERATION OF THE PROPERTY OF THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER BY ANY OF THE LENDERS AFTER TAKING POSSESSION THEREOF BY FORECLOSURE OR BY TRANSFER IN LIEU OF FORECLOSURE (PROVIDED THAT SUCH CLAIM OR LIABILITY DOES NOT RELATE TO ANY CONDITION EXISTING ON SUCH PROPERTY PRIOR TO FORECLOSURE OR TRANSFER IN LIEU OF FORECLOSURE), AND
(iii) MATTERS RAISED BY ONE LENDER AGAINST ANOTHER LENDER OR BY ANY SHAREHOLDERS OF A LENDER

AGAINST A LENDER OR ITS MANAGEMENT (COLLECTIVELY, EXCEPT FOR THE MATTERS REFERRED TO CLAUSES (i), (ii) OR (iii) ABOVE, "INDEMNIFIED MATTERS", AND THE MATTERS REFERRED TO IN CLAUSES (i), (ii) OR (iii) ABOVE, COLLECTIVELY, "EXCLUDED MATTERS"). TO THE EXTENT THAT ANY INDEMNIFIED MATTER INVOLVES ONE OR MORE INDEMNITEES, SUCH INDEMNITEES SHALL USE THE SAME LEGAL COUNSEL UNLESS ANY INDEMNITEE IN ITS REASONABLE DISCRETION DETERMINES THAT CONFLICTS EXIST OR MAY ARISE IN CONNECTION WITH SUCH REPRESENTATION.

     (B) WITHOUT DUPLICATION, THE BORROWER SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE OUT-OF-POCKET LEGAL AND OTHER ACTUAL REASONABLE EXPENSES (INCLUDING THE REASONABLE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER; PROVIDED THAT SUCH INDEMNITEE SHALL PROVIDE ADEQUATE DOCUMENTATION OF SUCH EXPENSES; PROVIDED, FURTHER, THAT IF AN INDEMNITEE IS REIMBURSED HEREUNDER FOR SUCH AMOUNT, THE AMOUNT SO PAID SHALL BE REFUNDED TO THE BORROWER IF AND TO THE EXTENT IT IS FINALLY JUDICIALLY DETERMINED THAT THE INDEMNIFIED MATTER IN QUESTION WAS AN EXCLUDED MATTER. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN ADDITION TO ANY LIABILITY WHICH THE BORROWER MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND ALL OTHER INDEMNITEES. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATIONS.

     Section 5.10  Environmental Law Compliance.  The use which the Borrower or
                   ----------------------------
any Subsidiary of the Borrower intends to make of any real property which is owned or leased by it will not result in the disposal or other release of any hazardous substance or solid waste on or to such real property which is in violation of Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect. As used herein, the terms "hazardous substance" and "release" as used in this Section shall have the meanings specified in CERCLA (as defined in the definition of Applicable Environmental Laws), and the terms "solid waste" and "disposal" shall have the meanings specified in RCRA (as defined in the definition of Applicable Environmental Laws); provided, however, that if CERCLA or RCRA is amended so as to broaden or lessen the meaning of any term defined thereby, such broader or lesser meaning shall apply subsequent to the effective date of such amendment; and provided further, to the extent that any other law applicable to the Borrower, any Subsidiary or any of their properties establishes a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader or lesser than that specified in either CERCLA or RCRA, such broader or lesser meaning shall apply.

     Section 5.11  Further Assurances.  At any time or from time to time upon
                   ------------------
request by the Administrative Agent, the Borrower or any Subsidiary of the Borrower shall execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Borrower agrees to (a) update and deliver to the Administrative Agent
Schedule 4 hereto (with respect to the identities, jurisdictions of
----------
incorporation and ownership of the Borrower's Subsidiaries) at the time of delivery of the financial statements set forth in Sections 6.1 and 6.2 hereof if
                                                  ------------     ---
the information provided therein is not complete and correct, (b) update and deliver to the Administrative Agent Schedule 1 to the Security Agreements
                                    ----------
promptly upon discovery if the information provided therein is not complete and correct, and (c) execute and deliver to the Administrative Agent deeds of trust or mortgages, as appropriate, in substantially the form of Exhibit J-1 and J-2
                                                           -----------     ---
hereto with respect to any real property hereafter acquired by the Borrower, as applicable, together with title insurance thereon in an amount reasonably satisfactory to the Administrative Agent, and such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request with respect thereto; provided this Section 5.11(c) shall not apply to any leasehold interests unless requested
     ---------------
by the Determining Lenders or any leasehold interest for sales or representative office space only.

     Section 5.12  Subsidiaries.  At any time that any Person becomes a Domestic
                   ------------
Subsidiary, (a) such Subsidiary shall execute a Subsidiary Guaranty of the Obligations and Collateral Documents granting a first priority Lien in all assets of such Subsidiary required by the Determining Lenders to be pledged, except, to the extent applicable, for Permitted Liens to secure the Obligations,
(b) 100% of such Subsidiary's Equity Interests shall be pledged to secure the Obligations and (c) the Lenders shall receive such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses (a) and (b) above. At any time that any Person becomes a Foreign Subsidiary, (a) 65% of such Subsidiary's Equity Interests shall be pledged to secure the Obligations and (b) the Lenders shall receive such board resolutions, officers' certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request in connection with the action described in clause (a) above.

                                   ARTICLE 6

                             Information Covenants
                             ---------------------

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled), the Borrower shall furnish or cause to be furnished to each Lender:

     Section 6.1  Monthly Financial Statements and Information.  Within 30 days
                  --------------------------------------------
after the end of each fiscal month (or during the first year following the Agreement Date, within 45 days after the end of each fiscal month) of each fiscal year (other than the end of a fiscal month which coincides with the end of a fiscal quarter), the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of income for such fiscal month and for the elapsed portion of the year ended with the last day of such fiscal month, consolidated statements of cash flow for the elapsed portion of the year ended with the last day of such fiscal month, and a consolidating statement of year-to-date EBITDA, all of which shall be certified by the president or chief financial officer or other officer of the Borrower acceptable to the Administrative Agent, to, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, present fairly in all material respects, in accordance with GAAP (except for the absence of footnotes), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such fiscal month, and for the elapsed portion of the year ended with the last day of such fiscal month, subject only to normal year-end adjustments.

     Section 6.2  Quarterly Financial Statements and Information.  Within 45
                  ----------------------------------------------
after the end of each fiscal quarter of each fiscal year (other than the end of a fiscal quarter which coincides with the end of a fiscal year), the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statements of income for such fiscal quarter and for the elapsed portion of the year ended with the last day of such fiscal quarter, and consolidated statements of cash flow for the elapsed portion of the year ended with the last day of such fiscal quarter, all of which shall be certified by the president or chief financial officer or other officer of the Borrower acceptable to the Administrative Agent, to, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, present fairly in all material respects, in accordance with GAAP (except for the absence of footnotes), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such fiscal quarter, and for the elapsed portion of the year ended with the last day of such fiscal quarter, subject only to normal year-end adjustments.

     Section 6.3  Annual Financial Statements and Information; Certificate of No
                  --------------------------------------------------------------
Default.
-------
     (a) Within 120 days after the end of each fiscal year, a copy of (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, as of the end of the current and prior fiscal years and (ii) the consolidated and consolidating statements of earnings and consolidated statements of changes in shareholders' equity, and statements of cash flow as of and through the end of such fiscal year, all of which are prepared in accordance with GAAP, and certified by independent certified public accountants reasonably acceptable to the Lenders (provided, however, any big six public accounting firm shall be acceptable to the Lenders), whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified as to scope of audit and going concern.

     (b) Simultaneously with the delivery of the statements required by this
Section 6.3, a letter from the Borrower's public accountants stating to the
-----------
effect that during their audit of such financial statements nothing has come to their attention that would result in a Default or Event of Default under this Agreement, recognizing, however, that the scope and purpose of their audit was not to determine compliance with the terms of this Agreement or whether a Default or Event of Default has otherwise occurred.

     (c) As soon as available, but in any event within 90 days following the end of each fiscal year, a copy of the annual consolidated operating budget of the Borrower and its Subsidiaries for the succeeding fiscal year.

     Section 6.4  Compliance Certificate.  At the time financial statements are
                  ----------------------
furnished pursuant to Sections 6.1, 6.2 and 6.3 hereof, the Compliance
                      ------------  ---     ---
Certificate, completed as provided therein.

     Section 6.5  Copies of Other Reports and Notices.
                  -----------------------------------

     (a) Promptly upon their becoming available, a copy of (i) all material final reports or letters submitted to the Borrower or any Subsidiary of the Borrower by accountants in connection with any annual, interim or special audit, including without limitation any final report prepared in connection with the annual audit referred to in Section 6.2 hereof, and any other comment letter
                            -----------
submitted to management in connection with any such audit, (ii) each regular, periodic or other report and any registration statement (other than statements on Form S-8) or prospectus (or material written communication in respect of any thereof) filed by the Borrower or any Subsidiary of the Borrower with any securities exchange, with the Securities and Exchange Commission or any successor agency, and (iii) all press releases concerning material financial aspects of the Borrower or any Subsidiary of the Borrower;

     (b) Promptly upon becoming aware that (i) the holder(s) of any note(s) or other evidence of indebtedness or other security of the Borrower or any Subsidiary of the Borrower in excess of $300,000 in the aggregate has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder or (ii) any event, circumstance or condition which could reasonably be expected to be classified as a Material Adverse Effect, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

     (c) Promptly upon becoming aware that any party to any Capitalized Lease Obligations in excess of $200,000 or Operating Lease in which the annual rentals thereunder exceed $50,000, has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

     (d) Promptly upon receipt thereof, information with respect to and copies of any notices received from any Tribunal relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with any Law, and could reasonably be expected to result in the payment of money by the Borrower or any Subsidiary of the Borrower in an amount of $100,000 or more in the aggregate, or otherwise have a Material Adverse Effect, or result in the loss or suspension of any Necessary Authorization where such loss could reasonably be expected to have a Material Adverse Effect; and

     (e) From time to time and promptly upon each request, such material data, certificates, reports, statements, documents or further information regarding the assets, business, liabilities, financial position, projections, results of operations or business prospects of the Borrower and its Subsidiaries, as the Administrative Agent or any Lender may reasonably request.

     Section 6.6  Notice of Litigation, Default and Other Matters.  Prompt
                  -----------------------------------------------
notice of the following events after the Borrower has knowledge or notice thereof:

     (a) The commencement of all Litigation and investigations by or before any Tribunal, and all actions and proceedings in any court or before any arbitrator involving claims for damages (including punitive damages) in excess of $100,000 (after deducting the amount with respect to which creditworthy insurance companies have acknowledged coverage), against or in any other way relating directly to the Borrower, any Subsidiary of the Borrower, or any of their respective properties or businesses; and

     (b) Promptly upon the happening of any condition or event of which the Borrower has current actual knowledge which constitutes a Default, a written notice specifying the nature and period of existence thereof and what action is being taken or is proposed to be taken with respect thereto.

     Section 6.7  ERISA Reporting Requirements.
                  ----------------------------

     (a) Promptly and in any event (i) within 30 days after the Borrower or any member of its Controlled Group has current actual knowledge that any ERISA Event described in clause (a) of the definition of ERISA Event or any event described in Section 4063(a) of ERISA with respect to any Plan of the Borrower or any member of its Controlled Group has occurred, and (ii) within 10 days after the Borrower or any member of its Controlled Group has current actual knowledge that any other ERISA Event with respect to any Plan of the Borrower or any member of its Controlled Group has occurred or a request for a minimum funding waiver under Section 412 of the Code has been made with respect to any Plan of the Borrower or any member of its Controlled Group, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of such event that is given to the PBGC;

     (b) Promptly and in any event within ten Business Days after receipt thereof by the Borrower or any member of its Controlled Group from the PBGC, copies of each notice received by the Borrower or any member of its Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

     (c) Promptly and in any event within 30 days after the filing thereof by the Borrower or any member of its Controlled Group with the United States Department of Labor or the Internal Revenue Service, copies of each annual report (including Schedule B thereto, if applicable) with respect to each Plan subject to Title IV of ERISA of which Borrower or any member of its Controlled Group is the "plan sponsor";

     (d) Promptly, and in any event within 10 Business Days after receipt thereof, a copy of any correspondence the Borrower or any member of its Controlled Group receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Plan concerning potential withdrawal liability pursuant to Section 4219 or 4202 of ERISA, and a statement from the chief financial officer of the Borrower or such member of its Controlled Group setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Borrower or such member of its Controlled Group is taking or proposes to take with respect thereto;

     (e) Notification within 30 days of any material increases in the benefits provided under any existing Plan which is not a Multiemployer Plan, or the establishment of any new Plans, or the commencement of contributions to any Plan to which the Borrower or any member of its Controlled Group was not previously contributing, which could reasonably be expected in any such case to result in an additional material liability to the Borrower;

     (f) Notification within three Business Days after the Borrower or any member of its Controlled Group knows that the Borrower or any such member of its Controlled Group has filed or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of Section 4041(c) of ERISA and a copy of such notice; and

     (g) Within three Business Days after receipt of written notice of commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any member of its Controlled Group with respect to any Plan, except those which, in the aggregate, if adversely determined could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE 7

                              Negative Covenants
                              ------------------

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

     Section 7.1  Indebtedness.  The Borrower shall not, and shall not permit
                  ------------
any Subsidiary of the Borrower to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Indebtedness, except:

     (a) Indebtedness under the Loan Documents;

     (b) Accounts payable and accrued liabilities incurred in the ordinary course of business;

     (c) Indebtedness, including in respect of Capitalized Lease Obligations, incurred to purchase, or to finance the purchase of, assets which constitute property, plant and equipment, not to exceed, together with Indebtedness permitted pursuant to clauses (h) and (m) of this Section 7.1, $10,000,000 in
                                                  -----------
aggregate principal amount outstanding;

     (d) Institutional Debt; provided that (i) the Net Cash Proceeds of such Institutional Debt are applied in accordance with Section 2.5(f) hereof to the
                                                  --------------
extent required therein and (ii) the scheduled principal payments of all Indebtedness of the Borrower and its Subsidiaries immediately after the issuance thereof is not greater in amount during any year in which the Obligations are scheduled to be outstanding or earlier in amortization than immediately preceding the issuance thereof.

     (e) Interest hedging obligations under Interest Hedge Agreements entered into with any Lender;

     (f) Indebtedness existing on the Agreement Date which is described on
Schedule 6 hereto, including renewals, replacements and refinancings (but no
----------
increases) thereof;

     (g) Indebtedness in respect of endorsement of negotiable instruments in the ordinary course of business;

     (h) Indebtedness assumed in connection with Acquisitions permitted under
Section 7.6 not to exceed, together with Indebtedness permitted pursuant to
-----------
clauses (c) and (m) of this Section 7.1, $10,000,000 in aggregate principal
                            -----------
amount outstanding;

     (i) Indebtedness owing to the Borrower or any Domestic Subsidiary by the Borrower or any Subsidiary of the Borrower, which Indebtedness is subordinated to the

Obligations and evidenced by an entry on the financial records of the Borrower and any such Subsidiary of the Borrower;

     (j) Guaranties by Subsidiaries of the Borrower of Indebtedness of the Borrower or other Domestic Subsidiaries of the Borrower, to the extent such underlying Indebtedness is permitted hereunder;

     (k) Indebtedness in respect of the Senior Subordinated Notes;

     (l) Indebtedness of Foreign Subsidiaries not to exceed $10,000,000 in aggregate principal amount outstanding; and

     (m) Other Indebtedness not to exceed, together with Indebtedness permitted pursuant to clauses (c) and (h) of this Section 7.1, $10,000,000 in aggregate
                                        -----------
principal amount outstanding;

provided, however, that no Indebtedness otherwise permitted pursuant to clauses
--------  -------
(c), (d), (h), (j), (l) and (m) above may be incurred if, immediately before or after giving effect to the incurrence thereof, any Event of Default shall have occurred and be continuing.

     Section 7.2  Liens.  The Borrower shall not, and shall not permit any
                  -----
Subsidiary of Borrower to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of its assets, whether now owned or hereafter acquired, except Permitted Liens. The Borrower shall not, and shall not permit any Subsidiary to, agree with any other Person that it shall not create, assume, incur, permit or suffer to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its assets other than in respect of Indebtedness permitted by Sections 7.1(c) and
                                                          ---------------
(h), provided that such agreement relates only to the assets purchased or
---
acquired.

     Section 7.3  Investments.  The Borrower shall not, and shall not permit any
                  -----------
Subsidiary of Borrower to, make any Investment, except that the Borrower and any Subsidiary of the Borrower may purchase or otherwise acquire and own:

     (a) Cash and Cash Equivalents;

     (b) Accounts receivable that arise in the ordinary course of business and are payable on standard terms;

     (c) Investments in existence on the Agreement Date which are described on

Schedule 5 hereto;
----------

     (d) Investments which are Acquisitions permitted pursuant to Section 7.6
                                                                  -----------
hereof;

     (e) Investments in the form of Interest Hedge Agreements permitted by
Section 7.1(e) hereof;
--------------

     (f) Investments in, and expenditures in respect of Acquisitions of, Subsidiaries which are not Domestic Subsidiaries by the Borrower in an aggregate amount after the Agreement Date not to exceed (calculated immediately prior to the date of each such Investment or Acquisition) $10,000,000 at any time outstanding;

     (g) Investments in Domestic Subsidiaries of the Borrower (i) which have executed a Subsidiary Guaranty and Collateral Documents granting a first priority Lien in all assets of such Subsidiary required by the Determining Lenders to be pledged, except for Permitted Liens to secure the Obligations,
(ii) 100% of whose Equity Interests shall be pledged to secure the Obligations and (iii) which have delivered to the Lenders such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request;

     (h) Investments consisting of non-cash consideration received in connection with a sale of assets permitted by Section 7.5 not to exceed $5,000,000 in
                                   -----------
aggregate amount outstanding at any time;

     (i) Investments arising from transactions by the Borrower or any of its Subsidiaries with customers or suppliers in the ordinary course of business, including endorsements of negotiable instruments, debt obligations and other investments received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers; and

     (j) Other Investments not to exceed $2,500,000 in aggregate amount outstanding at any time;

provided, however, that no Investment otherwise permitted by clauses (d), (f),
--------  -------
(h) and (j) above shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default shall have occurred and be continuing.

     Section 7.4  Liquidation, Merger.  The Borrower shall not, and shall not
                  -------------------
permit any Subsidiary of Borrower to, at any time:

     (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, except that (i) a Subsidiary of the Borrower may liquidate or dissolve into the Borrower or a Subsidiary of the Borrower which is an Obligor and (ii) a Subsidiary of the Borrower which is not an Obligor may liquidate or dissolve into the Borrower or a Subsidiary of the Borrower; or

     (b) enter into any merger or consolidation unless (i) with respect to a merger or consolidation involving the Borrower, the Borrower shall be the surviving corporation, or if the merger or consolidation involves a Subsidiary of the Borrower which is an Obligor and not the Borrower, such Subsidiary shall be the surviving corporation, (ii) such transaction shall not be utilized to circumvent compliance with any term or provision herein and (iii) no Default or Event of Default shall then be in existence or occur as a result of such transaction.

     Section 7.5  Sales of Assets.  The Borrower shall not, and shall not permit
                  ---------------
any Subsidiary of the Borrower to, sell, transfer or otherwise dispose of, any of its assets except (a) inventory in the ordinary course of business, (b) obsolete or worn-out assets, (c) asset sales in which the Net Cash Proceeds from the disposition thereof (to the extent not applied pursuant to clause (d) immediately following) are reinvested, within 150 days before or after such disposition, in productive tangible assets used in the business of the Borrower and its Subsidiaries, and provided that the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause (c) shall not exceed $5,000,000 at any time, and (d) asset sales the Net Cash Proceeds of which are applied in accordance with Section 2.5(c) hereof to the extent
                                     --------------
required therein.

     Section 7.6  Acquisitions.  The Borrower shall not, and shall not permit
                  ------------
any Subsidiary of Borrower to, make any Acquisitions; provided, however, if (a) immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default and (b) immediately after giving effect to the proposed transaction the Unused Portion shall be no less than $5,000,000, the Borrower or any Subsidiary of the Borrower may make Acquisitions so long as (i) such Acquisition shall not be opposed by the board of the directors of the Person being acquired, (ii) Lenders shall have received written notice at least 15 Business Days prior to the date of such Acquisition, (iii) the Administrative Agent shall have received at least 10 Business Days prior to the date of such Acquisition a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition, (iv) the assets, property or business acquired shall be in the business described in Section 4.1(d) hereof and the Administrative Agent for the
                      --------------
benefit of the Lenders shall have a first priority Lien in substantially all of such assets (or, if less than substantially all of such assets, such assets required by the Determining Lenders to be pledged), except for Permitted Liens,
(v) if such Acquisition results in a Domestic Subsidiary, (A) such Subsidiary shall execute a Subsidiary Guaranty of the Obligations and Collateral Documents granting a first priority Lien in substantially all of such assets (or, if less than substantially all of such assets, all assets required by the Determining Lenders to be pledged), except for Permitted Liens to secure the Obligations,
(B) 100% of such Subsidiary's Equity Interests shall be pledged to secure the Obligations and (C) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses (A) and (B) above, and (vi) if such Acquisition results in a Foreign Subsidiary, (A) 65% of such Subsidiary's Equity Interests shall be pledged to secure the Obligations and (B) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with clause (A) immediately preceding.

     Section 7.7  Capital Expenditures.  The Borrower shall not, and shall not
                  --------------------
permit any Subsidiary of the Borrower to, make or commit to make any Capital Expenditures after the Agreement Date in an aggregate amount in excess of an amount equal to the sum of (a) $15,000,000 plus (b) 5% of cumulative net revenues of the Borrower and its Subsidiaries from and after the Agreement Date.

     Section 7.8  Restricted Payments.  The Borrower shall not, and shall not
                  -------------------
permit any Subsidiary of the Borrower to, directly or indirectly declare, pay or make any Restricted Payments except (a) Dividends payable by a Subsidiary to the Borrower, (b) purchases, redemptions, retirements or acquisitions of shares of capital stock of the Borrower, or options or warrants to purchase shares of such capital stock, held by officers, directors or employees of the Borrower or any of its Subsidiaries pursuant to a compensation plan or arrangement in connection with the death, disability or termination of employment of any such officer, director or employee in all such cases taken as a whole for aggregate cash payments not in excess of $2,500,000, (c) payments for the purpose of and in an amount equal to the amount required to redeem or repurchase Equity Interests of the Company from certain stockholders of the Company as required pursuant to the Second Amended and Restated Securityholders Agreement in an aggregate amount not to exceed $250,000, (d) the Dogloo Transaction Restricted Payments, (e) additional redemptions of capital stock of the Borrower not to exceed $2,400,000 in aggregate principal amount, and (f) advisory fees to the Specified Investors not to exceed an aggregate amount of $600,000 for each fiscal year; provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.8 unless there shall exist no Default or Event of Default prior
     -----------
to or after giving effect to any such proposed Restricted Payment.

     Section 7.9  Affiliate Transactions.  Except for the payments permitted
                  ----------------------
under Section 7.8, the Borrower shall not, and shall not permit any Subsidiary
      -----------
of the Borrower to, at any time engage in any transaction with an Affiliate (other than the Borrower or any Subsidiary of the Borrower) on terms materially less advantageous to the Borrower or such Subsidiary than would be the case if such transaction had been effected with a non-Affiliate. The Borrower shall not, and shall not permit any Subsidiary of Borrower to, in any event incur or suffer to exist any Indebtedness or Guaranty in favor of any Affiliate, unless such Affiliate shall subordinate the payment and performance thereof to the Obligations on terms, conditions and documentation satisfactory to the Determining Lenders.

     Section 7.10 Compliance with ERISA.  The Borrower shall not, and shall not
                  ---------------------
permit any Subsidiary of the Borrower to, directly or indirectly, or permit any member of its Controlled Group to directly or indirectly, (a) terminate any Plan so as likely to result in liability to the Borrower or any member of its Controlled Group taken as a whole which could reasonably be expected to have a Material Adverse Effect, (b) permit to exist any ERISA Event, or any other event or condition with respect to a Plan which could reasonably be expected to have a Material Adverse Effect, (c) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect on the Borrower or any member of its Controlled Group taken as a whole, or (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could reasonably be expected to have a Material Adverse Effect.

     Section 7.11 Maximum Leverage Ratio.  At the end of each fiscal quarter
                  ----------------------
occurring during the periods indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite the period in which such fiscal quarter occurs:

                           Period                                                      Ratio
                           ------                                                      -----
     From and including December 31, 1997 to and including                            5.75 to 1
     September 30, 1998

     From and including December 31, 1998 to but not                                  5.50 to 1
     including June 30, 1999

     From and including June 30, 1999 to but not including                            4.75 to 1
     June 30, 2000

     From and including June 30, 2000 to but not including                            4.25 to 1
     June 30, 2001

     From and including June 30, 2001 and thereafter                                  3.75 to 1

     Section 7.12  Minimum Fixed Charge Coverage Ratio.  At the end of each
                   -----------------------------------
fiscal quarter occurring during this Agreement commencing with December 31, 1997, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.10 to 1.

     Section 7.13  Interest Coverage Ratio.  At the end of each fiscal quarter
                   -----------------------
occurring during the periods indicated below, the Borrower shall not permit the Interest Coverage Ratio to be less than the ratio set forth below opposite the period in which such fiscal quarter occurs:

                           Period                                                      Ratio
                           ------                                                      -----
     From and including December 31, 1997 to but not including                       1.75 to 1
     December 31, 1998

     From and including December 31, 1998 to but not including                       2.00 to 1
     June 30, 2000

     From and including June 30, 2000 and thereafter                                 2.50 to 1

     Section 7.14  Sale or Discount of Receivables.  The Borrower shall not, and
                   -------------------------------
shall not permit any Subsidiary of the Borrower to, directly or indirectly, sell, with or without recourse, for discount or otherwise, any notes or accounts receivable other than in the ordinary course of business consistent with such practices of the Borrower prior to the Agreement Date.

     Section 7.15  Business.  Neither the Borrower nor any Subsidiary of the
                   --------
Borrower shall conduct any business other than the business described in Section
                                                                         -------
4.1(d) hereof.
------

     Section 7.16  Fiscal Year.  Neither the Borrower nor any Subsidiary of the
                   -----------
Borrower shall change its fiscal year from June 30.

     Section 7.17  Amendment of Organizational Documents.  The Borrower shall
                   -------------------------------------
not, and shall not permit any Subsidiary of the Borrower to, amend its articles of incorporation, bylaws or other applicable organizational documents in any manner that could reasonably be expected to (a) result in a Material Adverse Effect or (b) impair or adversely affect the Rights of the Administrative Agent or any Lender under any Loan Documents or in respect of any Collateral, it being understood that the re-incorporation of the Borrower as a Delaware corporation will be permitted under this Section 7.17.
                             ------------

     Section 7.18  Amendments and Waivers of Subordinated Debt.  The Borrower
                   -------------------------------------------
shall not, and shall not permit any Subsidiary to, change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, any document, instrument or agreement relating to any Subordinated Debt that would result in
(a) an increase in the principal, interest, overdue interest, fees or other amounts payable under the Subordinated Debt, (b) an acceleration in any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under the Subordinated Debt (including, without limitation, as a result of any redemption), (c) a reduction in any percentage of holders of the Subordinated Debt required under the terms of the Subordinated Debt to take (or refrain from taking) any action under the Subordinated Debt, (d) a change in any covenant under the Subordinated Debt making such covenant more restrictive, (e) a change in any default or event of default (however designated) under the Subordinated Debt which makes such default or event of default more restrictive,
(f) a change in the definition of "Change of Control" or "Change in Control" or similar event or circumstance, however defined or designated, as provided in the Subordinated Debt which would result in such definition being more restrictive than such definition in this Agreement, (g) a change in any of the subordination provisions of the Subordinated Debt, (h) a change in any covenant, term or provision in the Subordinated Debt which would result in such term or provision being more restrictive than the terms of this Agreement and the other Loan Documents or (i) a change in any term or provision of the Subordinated Debt that could have, in any material respect, an adverse effect on the interest of the Lenders.


                                   ARTICLE 8

                                    Default
                                    -------

     Section 8.1  Events of Default.  Each of the following shall constitute an
                  -----------------
Event of Default, whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

     (a) Any representation or warranty made under any Loan Document shall prove to have been incorrect or misleading in any material respect when made;

     (b) The Borrower shall fail to pay any (i) principal under any Note when due; or (ii) interest under any Note or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under any other Loan Document within the earlier of (A) three Business Days after the date due or (B) one Business Day after written notice thereof from the Administrative Agent;

     (c) The Borrower or any Subsidiary shall default in the performance or observance of any agreement or covenant contained Section 5.1(a) hereof or in
                                                  --------------
Article 7 (other than Section 7.10) hereof;
---------             ------------

     (d) Any Obligor or any Subsidiary of the Borrower shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such
                                                         -----------
default shall not be cured within a period of thirty days after the earlier of notice from the Administrative Agent thereof or actual notice thereof by a Responsible Officer of any Obligor or such Subsidiary;

     (e) Any Obligor or any Subsidiary of the Borrower shall default in the performance or observance of any agreement or covenant in any of the Loan Documents (other than this Agreement) and such default shall not be cured within a period of thirty days after the earlier of notice from the Administrative Agent thereof or actual notice thereof by a Responsible Officer of any Obligor or such Subsidiary;

     (f) There shall be commenced an involuntary proceeding or an involuntary petition shall be filed in a court having competent jurisdiction seeking (i) relief in respect of any Obligor or any Subsidiary of the Borrower, or a substantial part of the property or the assets of such Obligor or Subsidiary of the Borrower, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy law or other similar law, (ii) the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of any Obligor or any Subsidiary of the Borrower, or of any substantial part of their respective properties, or (iii) the winding-up or liquidation of the affairs of any Obligor or any Subsidiary of the Borrower, and any such proceeding or petition shall continue unstayed and in effect for a period of forty-five consecutive days;

     (g) Any Obligor or any Subsidiary of the Borrower shall (i) file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy law or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any Obligor or any Subsidiary of the Borrower or of substantially all of its properties, (iii) file an answer admitting the material allegations filed against it in any such proceeding, (iv) make a general assignment for the benefit of creditors, (v) become unable, admit in writing its inability, or fail generally, to pay its debts as they become due, or (vi) any Obligor or any Subsidiary of the Borrower shall take any corporate action in furtherance of any such action;

     (h) A final judgment or judgments shall be entered by any court against any Obligor or any Subsidiary of the Borrower for the payment of money which exceeds $200,000 in the aggregate, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Obligor which, together with all other such property of the Borrower and its Subsidiaries subject to other such process, exceeds in value $200,000 in the aggregate, and if such judgment or award is not insured or, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

     (i) With respect to any Plan of the Borrower or any member of its Controlled Group: (i) the Borrower, any such member, or any other party-in-interest or disqualified person (other than any Lender) shall engage in transactions which in the aggregate would reasonably be expected to result in a direct or indirect liability to the Borrower or any member of its Controlled Group under Section 409 or 502 of ERISA or Section 4975 of the Code; (ii) the Borrower or any member of its Controlled Group shall incur any accumulated funding deficiency, as defined in Section 412 of the Code, or request a funding waiver from the Internal Revenue Service for contributions; (iii) the Borrower or any member of its Controlled Group shall incur any withdrawal liability as a result of a complete or partial withdrawal within the meaning of Section 4203 or 4205 of ERISA, or any other liability with respect to a Plan, unless the amount of such liability has been funded within the Plan or pursuant to one or more insurance contracts; (iv) the Borrower or any member of its Controlled Group shall fail to make a required contribution by the due date under Section 412 of the Code or Section 302 of ERISA which would result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA; (v) the Borrower, any member of its Controlled Group or any Plan sponsor shall notify the PBGC of an intent to terminate, or the PBGC shall institute proceedings to terminate, or the PBGC shall institute proceedings to terminate, any Plan subject to Title IV of ERISA; (vi) a Reportable Event shall occur with respect to a Plan subject to Title IV of ERISA, and within 15 days after the reporting of such Reportable Event to the Administrative Agent, the Administrative Agent shall have notified the Borrower in writing that the Determining Lenders have made a determination that, on the basis of such Reportable Event, there are reasonable grounds for the termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan and as a result thereof an Event of Default shall have occurred hereunder; (vii) a trustee shall be appointed by a court of competent jurisdiction to administer any Plan or the assets thereof; or (viii) any ERISA Event with respect to a Plan subject to Title IV of ERISA shall have occurred, and 30 days thereafter (A) such ERISA Event, other than such event described in clause (f) of the definition of ERISA Event herein, (if correctable) shall not have been corrected and (B) the then present value of such Plan's benefit liabilities, as defined in Title IV of ERISA, shall exceed the then current value of assets accumulated in such Plan; provided, however, that the events listed in subsections (i) -(viii)
           --------  -------
above shall constitute Events of Default only if the maximum aggregate liability which the Borrower or any member of its Controlled Group has a reasonable likelihood of incurring under the applicable provisions of ERISA resulting from an event or events exceeds $300,000;

     (j) Any Obligor or any Subsidiary of the Borrower shall default in the payment of any Indebtedness in an aggregate amount of $1,000,000 or more beyond any grace period provided with respect thereto, or any other event or condition shall exist under any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period, if the effect of such event or condition is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to (i) cause such Indebtedness to become due or prepaid prior to its date of maturity or (ii) require the any Obligor or any Subsidiary of the Borrower to purchase, prepay or redeem such Indebtedness;

     (k) Any real property lease where the Borrower or any Subsidiary of the Borrower is the lessee shall terminate or cease to be effective, and termination or cessation thereof, together with all other real property leases, if any, which have been terminated or cease to be effective, could reasonably be expected to have a Material Adverse Effect; provided, however, that termination or cessation of a real property lease shall not constitute an Event of Default if another real property lease reasonably satisfactory to the Determining Lenders is contemporaneously substituted therefor;

     (l) Any provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any party to it (other than the Administrative Agent or any Lender) other than in accordance with its terms, or any such party (other than the Administrative Agent or any Lender) shall so assert in writing;

     (m) Any Collateral Document shall for any reason cease to create a valid and perfected first priority Lien in any Collateral subject thereto, other than as expressly provided or permitted in such Collateral Document or in this Agreement; or

     (n) A Change of Control shall occur.

     Section 8.2  Remedies.  If an Event of Default shall have occurred and
                  --------
shall be continuing:

     (a) With the exception of an Event of Default specified in Section 8.1(f)
                                                                --------------
or (g) hereof, the Administrative Agent may at its election (provided that the
   ---
Administrative Agent has not previously received notice to the contrary from the Determining Lenders), and shall upon the direction of the Determining Lenders, terminate the Commitments and/or declare the principal of and interest on the Advances and all Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, except for notices expressly set forth in the Loan Documents.

     (b) Upon the occurrence of an Event of Default specified in Section 8.1(f)
                                                                 --------------
or (g) hereof, such principal, interest and other amounts shall thereupon and
   ---
concurrently therewith become due and payable and the Commitments shall forthwith terminate, all without any action by the Administrative Agent, any Lender or any holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

     (c) If any Letter of Credit shall be then outstanding, the Administrative Agent may at its election, and shall upon the direction of the Determining Lenders shall, demand upon the Borrower to, and forthwith upon such demand (but in the case of an Event of Default specified in Section 8.1(f) or (g) hereof,
                                                --------------    ---
without any demand or taking of any other action by the Administrative Agent or any Lender), the Borrower shall, pay to the Administrative Agent in same day funds at the office of the Administrative Agent for deposit in the L/C Cash Collateral Account, an amount equal to the maximum amount available to be drawn under the Letters of Credit then outstanding.

     (d) The Administrative Agent and the Lenders may exercise all of the Rights granted to them under the Loan Documents or under Applicable Law.

     (e) The Rights of the Administrative Agent and the Lenders hereunder shall be cumulative, and not exclusive.


                                   ARTICLE 9

                            Changes in Circumstances
                            ------------------------

     Section 9.1  LIBOR Basis Determination Inadequate.  If with respect to any
                  ------------------------------------
proposed LIBOR Advance for any Interest Period, (i) any Lender determines that deposits in dollars (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the Determining Lenders determine that the LIBOR Rate for such proposed LIBOR Advance does not adequately cover the cost to such Lender of making and maintaining such proposed LIBOR Advance for such Interest Period, such Lender or Determining Lenders, as the case may be, shall forthwith give notice thereof to the Borrower, whereupon until such Lender or Determining Lenders, as the case may be, notify the Borrower that the circumstances giving rise to such situation no longer exist, the obligation of such Lender to make LIBOR Advances shall be suspended; provided, however, such Lender or the Determining Lenders, as the case may be,
--------  -------
shall promptly notify the Borrower if the circumstances giving rise to such situation no longer exist.

     Section 9.2  Illegality.  If after the Agreement Date any change in
                  ----------
applicable law, rule or regulation, or adoption thereof, or any change in any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for such Lender (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Advances, such Lender shall so notify the Borrower and the Administrative Agent. Before giving any notice to the Borrower pursuant to this Section, the notifying Lender shall designate a different

LIBOR Lending Office or other lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Lender, be materially disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay
                                      ---------
in full the then outstanding principal amount of each LIBOR Advance owing to the notifying Lender, together with accrued interest thereon and any reimbursement required under Section 2.9 hereof, on either (a) the last day of the Interest
               -----------
Period applicable to such Advance, if the Lender may lawfully continue to maintain and fund such Advance to such day, or (b) immediately, if the Lender may not lawfully continue to fund and maintain such Advance to such day or if the Borrower so elects. Concurrently with repaying each affected LIBOR Advance owing to such Lender if the Borrower does not terminate this Agreement, notwithstanding anything contained in Article 2 hereof, the Borrower may,
                                      ---------
without any requirement to satisfy the conditions precedent set forth in Section
                                                                         -------
3.1, 3.2 or 3.3, borrow a Base Rate Advance from such Lender, and such Lender
---  ---    ---
shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such repayment.

     Section 9.3  Increased Costs.
                  ---------------

     (a) If after the Agreement Date any change in or adoption of any law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

          (i) shall subject a Lender (or its LIBOR Lending Office) to any Tax (net of any tax benefit engendered thereby) with respect to its LIBOR Advances or its obligation to make such Advances, or shall change the basis of taxation of payments to a Lender (or to its LIBOR Lending Office) of the principal of or interest on its LIBOR Advances or in respect of any other amounts due under this Agreement, as the case may be, or its obligation to make such Advances (except for changes in (A) the rate of tax on the overall net income, net worth or capital of the Lender and franchise taxes, doing business taxes or minimum taxes imposed upon such Lender and (B) withholding taxes of any Tribunal other than the United States of America or any state thereof); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, a Lender's LIBOR Lending Office or shall impose on the Lender (or its LIBOR Lending Office) or on the London interbank market any other condition affecting its LIBOR Advances or its obligation to make such Advances (but excluding any reserves or deposits that are included in the calculation of LIBOR Basis);

and the result of any of the foregoing is to increase the cost to a Lender (or its LIBOR Lending Office) of making or maintaining any LIBOR Advances, or to reduce the amount of any sum received or receivable by a Lender (or its LIBOR Lending Office) with respect thereto, by an amount deemed by a Lender to be material, then, within 30 days after demand by a Lender, the Borrower agrees to pay to such Lender such additional amount as will compensate such Lender for such increased costs or reduced amounts, subject to Section 11.9 hereof. The
                                                    ------------
affected Lender will as soon as practicable notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of the affected Lender made in good faith, be disadvantageous to such Lender.

     (b) A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder shall certify that such amounts or costs were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent demonstrable error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. Nothing in this Section 9.3 shall
                                                               -----------
provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of any Lender. If a Lender demands compensation under this Section, the Borrower may at any time, upon at least five Business Days' prior notice to the Lender, after reimbursement to the Lender by the Borrower in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section
                                                                       -------
2.9 hereof.  Concurrently with prepaying such LIBOR Advances, the Borrower may,
---
without any requirement to satisfy the conditions precedent set forth in Section
                                                                         -------
3.1, 3.2 or 3.3, borrow a Base Rate Advance from the Lender, and the Lender
---  ---    ---
shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such prepayment.

     Section 9.4  Effect On Base Rate Advances.  If notice has been given
                  ----------------------------
pursuant to Section 9.1, 9.2 or 9.3 hereof suspending the obligation of a Lender
            -----------  ---    ---
to make LIBOR Advances, or requiring LIBOR Advances of a Lender to be repaid or prepaid, then, unless and until the Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as LIBOR Advances shall be made instead as Base Rate Advances.

     Section 9.5  Capital Adequacy.  If (a) the introduction of or any change in
                  ----------------
or in the interpretation of any law, rule or regulation after the Agreement Date or (b) compliance by a Lender with any Law or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) adopted or promulgated after the Agreement Date (including any implementation of the Basle Accord or similar guideline or requirement adopted, promulgated or becoming effective after the Agreement Date) affects or would affect the amount of capital required or expected to be maintained by a Lender or any corporation controlling such Lender, and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's commitment or Advances hereunder and other commitments or advances of such Lender of this type, then, within 10 days after demand by such Lender, subject to Section 11.9, the Borrower shall immediately pay to such Lender, from
           ------------
time to time as specified by such Lender, additional amounts sufficient to compensate such Lender with respect to such circumstances, to the extent that such Lender reasonably determines in good faith such increase in capital to be allocable to the existence of such Lender's Commitments hereunder. A certificate as to any additional amounts payable to any Lender under this
Section 9.5 submitted to the Borrower by such Lender shall certify that such
-----------
amounts were actually incurred by such Lender or corporation controlling such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent demonstrable error. In determining such amount, such Lender or a corporation controlling such Lender may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, nothing in this Section 9.5
                                                                     -----------
shall provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of any Lender or any corporation controlling such Lender.

     Section 9.6  Replacement Lender.  If the Borrower becomes obligated to pay
                  ------------------
additional amounts to any Lender described in Section 9.2, 9.3 or 9.5, the
                                              -----------  ---    ---
Borrower may designate a financial institution reasonably acceptable to the Administrative Agent to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of such Lender's Commitment and the Rights of such Lender under the Loan Documents without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding amounts owing to such Lender (including such additional amounts owing to such Lender pursuant to Section 9.3 or 9.5). Upon execution of an
                                 -----------    ---
Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in Section 11.6 hereof.
                                                            ------------


                                   ARTICLE 10

                            Agreement Among Lenders
                            -----------------------

     Section 10.1  Agreement Among Lenders.  The Lenders agree among themselves
                   -----------------------
that:

     (a) Administrative Agent.  Each Lender hereby appoints the Administrative
         --------------------
Agent as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Documents; to, except as otherwise expressly set forth herein, take such action as may be requested by the Determining Lenders, provided that, (i) unless and until the Administrative Agent shall have received such requests, the Administrative Agent may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders, and (ii) the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to any Loan Document or Applicable Law; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrower; to distribute promptly to each Lender information, requests and documents received from the Borrower, and each payment (in like funds received) with respect to any of such Lender's Advances, or the ratable amount of fees or other amounts; and to deliver to the Borrower requests, demands, approvals and consents received from the Lenders. Administrative Agent agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrower. The Administrative Agent shall have no trustee or other fiduciary relationship in respect of any Lender by reason of this Agreement or any other Loan Document. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Administrative Agent are mechanical and administrative in nature.

     (b) Replacement of Administrative Agent.  Should the Administrative Agent
         -----------------------------------
or any successor Administrative Agent ever cease to be a Lender hereunder, or should the Administrative Agent or any successor Administrative Agent ever resign as Administrative Agent, or should the Administrative Agent or any successor Administrative Agent ever be removed with cause or without cause by the action of all Lenders (other than the Administrative Agent), then the Lender appointed by the other Lenders (with the consent of the Borrower, which consent shall not be unreasonably withheld) shall forthwith become the Administrative Agent, and the Borrower and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change at no cost to the Borrower. If the Administrative Agent also then serves in the capacity of the Swing Line Bank or the Issuing Bank, such resignation or removal shall constitute resignation or removal of the Swing Line Bank and the Issuing Bank and the successor Administrative Agent shall serve in the capacity of the Swing Line Bank and the Issuing Bank. Any resignation or removal of the Administrative Agent or any successor Administrative Agent shall become effective upon the appointment by the Lenders of a successor Administrative Agent; provided, however, if no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the Laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, provided that if the retiring or removed Administrative Agent is unable to appoint a successor Administrative Agent, the Administrative Agent shall, after the expiration of a 60 day period from the date of notice, be relieved of all obligations as Administrative Agent hereunder. Notwithstanding any

Administrative Agent's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

     (c) Expenses.  Each Lender shall pay its pro rata share, based on its Total
         --------
Specified Percentage, of any reasonable expenses paid by the Administrative Agent directly and solely in connection with any of the Loan Documents if Administrative Agent does not receive reimbursement therefor from other sources within 60 days after the date incurred. Any amount so paid by the Lenders to the Administrative Agent shall be returned by the Administrative Agent pro rata to each paying Lender to the extent later paid by the Borrower or any other Person on the Borrower's behalf to the Administrative Agent.

     (d) Delegation of Duties.  The Administrative Agent may execute any of its
         --------------------
duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

     (e) Reliance by Administrative Agent.  The Administrative Agent and its
         --------------------------------
officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected by the Administrative Agent. The Administrative Agent may, in its reasonable judgment, deem and treat the payee of any Note as the owner thereof for all purposes hereof.

     (f) Limitation of Administrative Agent's Liability.  Neither the
         ----------------------------------------------
Administrative Agent nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and believed by it or them to be within the discretion or power conferred to it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or wilful misconduct. Except as aforesaid, the Administrative Agent shall be under no duty to enforce any rights with respect to any of the Advances, or any security therefor. The Administrative Agent shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its reasonable satisfaction against loss, cost, liability and expense. The Administrative Agent shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of any of the Loan Documents, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Documents, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Documents on the part of the Borrower. TO THE EXTENT NOT REIMBURSED BY THE BORROWER, EACH LENDER HEREBY SEVERALLY INDEMNIFIES AND HOLDS

HARMLESS THE ADMINISTRATIVE AGENT, PRO RATA ACCORDING TO ITS TOTAL SPECIFIED PERCENTAGE, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES AND/OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THE ADMINISTRATIVE AGENT (IN SUCH CAPACITY) IN ANY WAY WITH RESPECT TO ANY LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THE LOAN DOCUMENTS (INCLUDING ANY NEGLIGENT ACTION OF THE ADMINISTRATIVE AGENT), EXCEPT TO THE EXTENT THE SAME ARE FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO RESULT FROM GROSS NEGLIGENCE OR WILFUL MISCONDUCT BY THE ADMINISTRATIVE AGENT. THE INDEMNITY PROVIDED IN THIS SECTION
                                                                        -------
10.1(f) SHALL SURVIVE TERMINATION OF THIS AGREEMENT.
-------

     (g) Liability Among Lenders.  No Lender shall incur any liability (other
         -----------------------
than the sharing of expenses and other matters specifically set forth herein and in the other Loan Documents) to any other Lender, except for acts or omissions in bad faith.

     (h) Rights as Lender.  With respect to its commitment hereunder, the
         ----------------
Advances made by it and the Notes issued to it, the Administrative Agent shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Affiliates, and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if the Administrative Agent were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

     Section 10.2  Lender Credit Decision.  Each Lender acknowledges that it
                   ----------------------
has, independently and without reliance upon the Administrative Agent or any other Lender and based upon the financial statements referred to in Sections
                                                                    --------
4.1(j), 6.1, and 6.2 hereof, and such other documents and information as it has
------  ---      ---
deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Each Lender also acknowledges that its decision to fund the initial Advances shall constitute evidence to the Administrative Agent that such Lender has deemed all of the conditions set forth in Section 3.1 to have been satisfied.

     Section 10.3  Benefits of Article.  None of the provisions of this Article
                   -------------------
shall inure to the benefit of any Person other than Lenders and, with respect to
Section 10.1(b), the Borrower; consequently, no such other Person shall be
---------------
entitled to rely upon, or to raise as a
defense, in any manner whatsoever, the failure of the Administrative Agent or any Lender to comply with such provisions.


                                   ARTICLE 11

                                 Miscellaneous
                                 -------------

     Section 11.1  Notices.
                   -------

     (a) All notices and other communications under this Agreement shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answerback received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

          (i)  If to the Borrower, at:

               4209 Barnett
               Arlington, Texas 76017
               Attention:  Chief Executive Officer
               Telephone:  (817) 467-5116
               Telecopier: (817) 472-9810

               with a copy to:

               Westar Capital L.L.C.
               949 South Coast Drive, Suite 65
               Costa Mesa, California 92626
               Attention:  Steve Sebastian
               Telephone:  (714) 481-5161
               Telecopier: (714) 481-5166

          (ii) If to the Administrative Agent, at:

               NationsBank of Texas, N.A.
               901 Main Street, 13th Floor
               Dallas, Texas 75202-3714
               Attn:  Marie T. Lancaster
               Telephone:  (214) 508-2158
               Telecopier: (214) 508-2515

        (iii) If to a Lender, at its address shown below its name on the signature pages hereof, or if applicable, set forth in its Assignment Agreement.

     (b) Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

     Section 11.2  Expenses.  The Borrower shall promptly pay:
                   --------

     (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, and the making of Advances hereunder, including without limitation the reasonable fees and disbursements of Special Counsel;

     (b) all reasonable out-of-pocket expenses, including reasonable attorneys' fees, of the Administrative Agent in connection with the transactions contemplated in this Agreement and the other Loan Documents and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Agent relating to this Agreement or the other Loan Documents; and

     (c) all reasonable out-of-pocket costs, expenses and attorneys' fees of the Administrative Agent and each Lender incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Documents, which in each case shall include without limitation reasonable fees and expenses of consultants, counsel for the Administrative Agent and any Lender.

     Section 11.3  Waivers.  The rights and remedies of the Lenders under this
                   -------
Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent or any Lender in exercising any right shall operate as a waiver of such right. The Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance. In the event that any Lender decides to fund an Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by such Lender shall not be deemed to constitute an undertaking by the Lender to fund any further requests for Advances or preclude the Lenders from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Administrative Agent or the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Administrative Agent or any of the Lenders are a party thereto, relating to the Borrower.

     Section 11.4  Calculation by the Lenders Conclusive and Binding.  Any
                   -------------------------------------------------
mathematical calculation required or expressly permitted to be made by the Administrative Agent or any Lender under this Agreement shall be controlling, absent demonstrable error.

     Section 11.5  Set-Off.  In addition to any rights now or hereafter granted
                   -------
under Applicable Law and not by way of limitation of any such rights, upon the occurrence and during the continuation of an Event of Default, each Lender and any subsequent holder of any Note, and any assignee of any Note is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by such Lender or holder to or for the credit or the account of the Borrower, against and on account of the Obligations and other liabilities of the Borrower to such Lender or holder, irrespective of whether or not (a) the Lender or holder shall have made any demand hereunder, or (b) the Lender or holder shall have declared the principal of and interest on the Advances and other amounts due hereunder to be due and payable as permitted by Section 8.2. Any sums obtained by any Lender or by any
                        -----------
assignee or subsequent holder of any Note shall be subject to pro rata treatment of all Obligations and other liabilities hereunder in accordance with each Lender's Total Specified Percentage.

     Section 11.6  Assignment.
                   ----------

     (a) The Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Documents without the prior written consent of the Lenders.

     (b) No Lender shall be entitled to assign or grant a participation in its interest in this Agreement, its Notes or its Advances, except as hereinafter set forth.

     (c) Each Lender may sell participations to one or more banks or other entities (the "Participants") in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Advances or Reimbursement Obligations owing to it and the Note or Notes held by it) (the "Participations"); provided, however, that (i) such
                                          --------  -------
Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) no Participant under any such Participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would (A) reduce or postpone any date fixed for payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder (excluding any mandatory prepayment pursuant to Section 2.5(c), (d),
                                                          --------------  ---
(e) or (f) hereof), (B) increase the commitment of any Participant or (C)
---    ---
release any Collateral or security for the Obligations, except pursuant to the Loan Documents, in each case to the extent subject to such Participation, and
(vi) no Participation shall be in an amount of Commitments less than $2,000,000. Notwithstanding the foregoing, the Borrower agrees that Participants shall be entitled to the benefits of Article 9 hereof as though they were Lenders and the
                            ---------
Lenders may, subject to Section 11.14 hereof, provide copies of all financial
                        -------------
information received from the Borrower to such Participants.

     (d) Each Lender may assign to one or more Eligible Assignees its rights and obligations under this Agreement and the other Loan Documents; provided,
                                                               --------
however, that (i) each such assignment shall be subject to the prior written
-------
consent of the Administrative Agent and Borrower, which consents shall not be unreasonably withheld (provided, however, notwithstanding anything herein to the
                       --------  -------
contrary, no consent of the Borrower is required for any assignment during any time that an Event of Default has occurred and is continuing), (ii) no such assignment shall be in an amount of Commitments less than $5,000,000, unless the Commitments of a Lender are less than $5,000,000, in which case such assignment may be in the aggregate amount of such Lender's Commitments, (iii) the applicable Lender, Administrative Agent and Eligible Assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement (an "Assignment Agreement") in substantially the form of Exhibit F hereto, together
                                                     ---------
with the Notes subject to such assignment and (iv) the Eligible Assignee executing the Assignment, shall deliver to the Administrative Agent a processing fee of $3,500. Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof, (A) the Eligible Assignee thereunder shall be party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Lender hereunder and (B) the applicable Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish such rights and be released from such obligations under this Agreement.

     (e) Notwithstanding anything in clause (d) above to the contrary, (i) any Lender may assign and pledge all or any portion of its Advances and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank and (ii) any Lender that is a fund may at any time assign or pledge all or any portion of its rights under this Agreement to secure such Lender's indebtedness; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

     (f) Upon its receipt of an Assignment Agreement executed by a Lender and an Eligible Assignee, and any Note or Notes subject to such assignment, the Borrower shall, subject to the Borrower's rights under Section 11.6(d), within
                                                       ---------------
five Business Days after its receipt of such Assignment Agreement execute and deliver to the Administrative Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the portion of the Advances and Commitments assigned to it pursuant to such Assignment Agreement and new Notes to the order of the assignor Lender in an amount equal to the portion of the Advances and Commitments retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A, B or C hereto, as applicable.
                             ---------  -    -

     (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.6, disclose to
                                                      ------------
the Eligible Assignee or Participant or proposed Eligible Assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, provided such Person agrees in writing to handle such information in accordance with the standards set forth in Section
                                                                      -------
11.14 hereof.
-----

     (h) Except as specifically set forth in this Section 11.6, nothing in this
                                                  ------------
Agreement or any other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents.

     (i) Notwithstanding anything in this Section 11.6 to the contrary, no
                                          ------------
Eligible Assignee or Participant (nor the assigning or participating Lender) shall be entitled to receive (whether individually or collectively) any greater payment under Section 2.14 or Section 9.3 or Section 9.5 than such assigning or
              ------------    -----------    -----------
participating Lender would have been entitled to receive with respect to the interest assigned or participated to such Eligible Assignee or Participant.

     Section 11.7  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 11.8  Severability.  Any provision of this Agreement or any other
                   ------------
Loan Document which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof or thereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 11.9  Interest and Charges.  It is not the intention of any parties
                   --------------------
to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Documents, no Lender shall ever be entitled to receive, collect or apply, as interest on the Obligations, any amount in excess of the Highest Lawful Amount. If any Lender or participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Borrower and the Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Rate. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Documents.

     Section 11.10  Headings.  Headings used in this Agreement are for
                    --------
convenience only and shall not be used in connection with the interpretation of any provision hereof.

     Section 11.11  Amendment and Waiver.  The provisions of this Agreement may
                    --------------------
not be amended, modified or waived except by the written agreement of the Borrower and the Determining Lenders; provided, however, that no such amendment, modification or waiver shall be made (a) without the consent of all Lenders, if it would (i) increase the Applicable Specified Percentage or commitment of any Lender, or (ii) extend or postpone the date of maturity of, extend the due date for any payment of principal or interest on, reduce the amount of any installment of principal or interest on, or reduce the rate of interest on, any Advance, the Reimbursement Obligations or other amount owing under any Loan Documents to which such Lender is entitled (excluding any mandatory prepayment pursuant to Section 2.5(c), (d), (e) or (f) hereof), or (iii) release any
            --------------  ---  ---    ---
guaranty of the Obligations or all or substantially all of the Collateral (except, in any case, pursuant to this Agreement or the other Loan Documents), or (iv) reduce the fees payable hereunder to which such Lender is entitled, or
(v) revise this Section 11.11, or (vi) waive the date for payment of any
                -------------
principal, interest or fees hereunder or (vii) amend the definition of "Determining Lenders", "Total Specified Percentage", "Revolving Credit Specified Percentage", "Facility A Term Loan Specified Percentage" or "Facility B Term Loan Specified Percentage"; (b) without the consent of the Administrative Agent, if it, would alter the rights, duties or obligations of the Administrative Agent; (c) without the consent of the Issuing Bank, if it would alter the rights, duties or obligations of the Issuing Bank; or (d) without the consent of the Swing Line Bank, if it would alter the rights, duties or obligations of the Swing Line Bank. Notwithstanding anything in this Agreement to the contrary, no amendment, waiver or consent that changes the allocations of payments between the Facility A Term Loan Advances and the Facility B Term Loan Advances may be without the express written consent of the following: Lenders holding more than 50% of all outstanding Facility A Term Loan Advances and the Lenders holding at least 50% of all outstanding Facility B Term

Loan Advances. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Administrative Agent and, in the case of an amendment, by the Borrower.

     Section 11.12  Exception to Covenants.  Neither the Borrower nor any
                    ----------------------
Subsidiary of the Borrower shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

     Section 11.13  No Liability of Issuing Bank.  The Borrower assumes all
                    ----------------------------
risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any Lender nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank, and the
------
Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that a court of competent jurisdiction finally judicially determines were caused by (i) the Issuing Bank's wilful misconduct or gross negligence or (ii) the Issuing Bank's wilful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 11.14  Confidentiality.  Each Lender and the Administrative Agent
                    ---------------
agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to use reasonable efforts to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Affiliates pursuant to this Agreement, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any Lender or the Administrative Agent, (c) to bank examiners, auditors or accountants of any Lender, (d) to the Administrative Agent or any other Lender or any Affiliate thereof, (e) in connection with any Litigation to which any one or more of Lenders is a party, (f) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, or (g) to any Eligible Assignee or Participant (or prospective Eligible Assignee or Participant) or to any direct or indirect contractual counterparties in swap agreements or to the professional advisors of such swap counterparties so long as such Eligible Assignee or Participant (or prospective Eligible Assignee or Participant) or direct or indirect contractual counterparties in swap agreements or such swap counterparties' professional advisors agrees to handle such information in accordance with the provisions of this Section 11.14.
     -------------

     Section 11.15  No Novation.  This Agreement is a refinancing of the
                    -----------
Existing Credit Agreement, and not a novation of the "Obligations" (as defined in the Existing Credit Agreement). All terms and provisions of this Agreement supersede in their entirety the Existing Credit Agreement. All Liens covering the Collateral, or any part thereof, under the collateral documents executed in connection with the Existing Credit Agreement shall remain valid, binding and enforceable Liens against the Persons which granted such Liens.

     SECTION 11.16  GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS
                    -------------
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA. THE LOAN DOCUMENTS ARE PERFORMABLE IN DALLAS COUNTY, TEXAS, AND THE BORROWER AND EACH SURETY, GUARANTOR, ENDORSER AND ANY OTHER PARTY EVER LIABLE FOR PAYMENT OF ANY MONEY PAYABLE WITH RESPECT TO THE LOAN DOCUMENTS, JOINTLY AND SEVERALLY WAIVE THE RIGHT TO BE SUED ELSEWHERE. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND HEREBY SUBMITS WITH RESPECT TO ITSELF AND ITS PROPERTY TO THE JURISDICTION OF ANY SUCH COURT FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

     SECTION 11.17  WAIVER OF JURY TRIAL.  EACH OF THE PARENT, THE BORROWER, THE
                    --------------------
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

     SECTION 11.18  ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE
                    ----------------
OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER

HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  ==========================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
                  ==========================================

     IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

BORROWER:                           DOSKOCIL MANUFACTURING
                                    COMPANY, INC.



                                    By:   /s/ DONALD J. FRITSCHEN
                                         ----------------------------------
                                         Donald J. Fritschen
                                         Vice President and Chief Financial
                                         Officer

ADMINISTRATIVE AGENT:               NATIONSBANK OF TEXAS, N.A.,
                                    as Administrative Agent



                                    By:  /s/ HAROLD R. BEATTIE, JR.
                                         ------------------------------
                                         Harold R. Beattie, Jr.
                                         Attorney-In-Fact


LENDERS:                            NATIONSBANK OF TEXAS, N.A., as a Lender,
                                    Swing Line Bank and Issuing Bank
Revolving Credit Specified
  Percentage:  17.931034473%

Facility A Term Loan Specified      By:  /s/ HAROLD R. BEATTIE, JR.
  Percentage:  17.931034489%             ------------------------------
                                         Harold R. Beattie, Jr.
Facility B Term Loan Specified           Attorney-In-Fact
  Percentage:  46.000000000%
                                    901 Main Street, 66th Floor
                                    Dallas, Texas 75202
                                    Attn:  Harold R. Beattie, Jr.
Total Specified Percentage:
      30.909090909%

                                    DLJ CAPITAL FUNDING, INC.
Revolving Credit Specified
  Percentage:  16.551724145%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  16.551724133%             Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage:  0.0000000000%
                                    277 Park Avenue
                                    New York, New York 10172
Total Specified Percentage:
     10.909090909%

                                    COMERICA BANK-TEXAS
Revolving Credit Specified
  Percentage:  13.793103455%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  13.793103444%             Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage:   0.000000000%
                                    8828 Stemmons, Suite 441
                                    Dallas, Texas 75247
Total Specified Percentage:
      9.090909091%

                                    MARINE MIDLAND BANK
Revolving Credit Specified
  Percentage:  13.793103455%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  13.793103444%             Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage:   0.000000000%
                                    140 Broadway, 5th Floor
                                    New York, New York 10005-1185
Total Specified Percentage:
      9.090909091%

                                    IMPERIAL BANK, A CALIFORNIA BANKING
                                    CORPORATION
Revolving Credit Specified
  Percentage:  13.793103455%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  13.793103444%             Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage:  0.000000000%
                                    9920 South LaCienega Boulevard, 14th Floor
                                    Inglewood, California 90301
Total Specified Percentage:
       9.090909091%

                                    CREDITANSTALT
Revolving Credit Specified
  Percentage:  10.344827600%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  10.344827578%             Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage:   6.666666667%

Total Specified Percentage:         By:  _______________________________
      9.090909091%                       Name:__________________________
                                         Title:_________________________

                                    Two Ravinia Drive, Suite 1680
                                    Atlanta, Georgia 30346

                                    FLEET CAPITAL CORPORATION
Revolving Credit Specified
  Percentage:  13.793103455%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  13.793103444%             Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage:   0.000000000%
                                    15260 Ventura Boulevard, Suite 400
                                    Sherman Oaks, California 91403
Total Specified Percentage:
      9.090909091%

                                    PRIME INCOME TRUST
Revolving Credit Specified
  Percentage:  0.000000000%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  0.000000000%              Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage: 18.666666667%
                                    c/o Dean Witter InterCapital, Inc.
                                    Two World Trade Center, 72nd Floor
                                    New York, New York 10048
Total Specified Percentage:
      6.363636364%

                                    KZH-SOLEIL CORPORATION
Revolving Credit Specified
  Percentage:  0.000000000%

Facility A Term Loan Specified      By:  _______________________________
  Percentage:  0.000000000%              Name:__________________________
                                         Title:_________________________
Facility B Term Loan Specified
  Percentage: 18.666666667%
                                    c/o The Chase Manhattan Bank
                                    450 West 33rd Street, 15th Floor
                                    New York, New York 10001
Total Specified Percentage:
      6.363636364%

                                  SCHEDULE 1
                                  ----------

                             LIBOR LENDING OFFICES


NATIONSBANK OF TEXAS, N.A.
901 Main Street, 67th Floor
Dallas, Texas 75202


DLJ CAPITAL FUNDING, INC.
277 Park Avenue
New York, New York 10172


COMERICA BANK-TEXAS
8828 Stemmons, Suite 441
Dallas, Texas 75247


MARINE MIDLAND BANK
140 Broadway
New York, New York 10005-1185


IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION
9920 South LaCienega Boulevard, 14th Floor
Inglewood, California 90301


CREDITANSTALT
Two Ravinia Drive, Suite 1680
Atlanta, Georgia 30346


FLEET CAPITAL CORPORATION
15260 Ventura Boulevard, Suite 400
Sherman Oaks, California 91403

PRIME INCOME TRUST
c/o Dean Witter InterCapital, Inc.
Two World Trade Center
New York, New York 10048


KZH-SOLEIL CORPORATION
c/o The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York 10001

                                  SCHEDULE 2
                                  ----------

                                EXISTING LIENS

 PROPERTY SUBJECT                         AMOUNT OF
     TO LIEN          LIENHOLDER        DEBT SECURED    MATURITY DATE
     -------          ----------        ------------    -------------

                                  SCHEDULE 3
                                  ----------

                              EXISTING LITIGATION

                                  SCHEDULE 4
                                  ----------

                                 SUBSIDIARIES


                  State of
                Incorporation           Percentage
 Name          or Organization         of Ownership       Owner
 ----          ---------------         ------------       -----

                                  SCHEDULE 5
                                  ----------

                             EXISTING INVESTMENTS

                                  SCHEDULE 6
                                  ----------

                             EXISTING INDEBTEDNESS

                                  SCHEDULE 7
                                  ----------

                AUTHORIZATION, QUALIFICATION AND GOOD STANDING

                                  SCHEDULE 8
                                  ----------


                                LABOR RELATIONS

                                  SCHEDULE 9
                                  ----------


                           EBIT SPECIAL ADJUSTMENTS


     The following One Time Transaction Items that were also included under "Consolidation Savings and One-Time Costs" on page 12 of the financial model included in the Bank Information Memorandum.

                             One-Time Transactions
                             ---------------------
Sale of Ind facility

     Carrying cost                         660,000
     Equipment moving & rigging          1,500,000

Carrying cost of Corona facility           510,000

Bonuses for achieving savings            3,488,000

Terminated employee incentive cost       2,514,000

Relocation costs                           825,000

MIS implementation                       2,000,000

Outfitting new building at Doskocil      4,000,000

Racking DMC Warehouse                      960,000

                                   SCHEDULE 2
                                   ----------

                                 Existing Liens
                                 --------------

===============================================================================
FINANCING STATEMENT
NO. (JURISDICTION)
AND FILING DATE                 DEBTOR                 SECURED PARTY
-------------------------------------------------------------------------------
95-00113323                  Doskocil Manufacturing    Shoppa's Material
(Texas)                      Company, Inc.             Handling, Inc.
June 8, 1995                 3900 Barnette St.         525 Great Southwest
                             Arlington, TX 76017       Parkway
                                                       Arlington, TX 76011
                                                       Assignee: Toyota
                                                       Motor Credit Corporation
                                                       P.O. Box 3457
                                                       Torrance, CA 90510
-------------------------------------------------------------------------------
95-00125972                  Doskocil Manufacturing    Shoppa's Material
(Texas)                      Company, Inc.             Handling, Inc.
June 26,                     3900 Barnette St.         525 Great Southwest
 1995                        Arlington, TX 76017       Parkway
                                                       Arlington, TX 76011
                                                       Assignee: Toyota
                                                       Motor Credit Corporation
                                                       P.O. Box 3457
                                                       Torrance, CA 90510
-------------------------------------------------------------------------------
95-00217985                  Doskocil Manufacturing    Shoppa's Material
 (Texas)                     Company, Inc.             Handling, Inc.
November 9,                  3900 Barnette St.         525 Great Southwest
 1995                        Arlington, TX 76017       Parkway
                                                       Arlington, TX 76011
                                                       Assignee: Toyota
                                                       Motor Credit Corporation
                                                       P.O. Box 3457
                                                       Torrance, CA 90510
-------------------------------------------------------------------------------
95-00234882                  Doskocil Manufacturing    Shoppa's Material
 (Texas)                     Company, Inc.             Handling, Inc.
December 8,                  3900 Barnette St.         525 Great Southwest
 1995                        Arlington, TX 76017       Parkway
                                                       Arlington, TX 76011
                                                       Assignee: Toyota
                                                       Motor Credit Corporation
                                                       P.O. Box 3457
                                                       Torrance, CA 90510
-------------------------------------------------------------------------------
96-00005576                  Doskocil Manufacturing    Shoppa's Material
 (Texas)                     Company, Inc.             Handling, Inc.
January 1,                   4209 Barnette St.         525 Great Southwest
 1996                        Arlington, TX 76017       Parkway
                                                       Arlington, TX 76011
                                                       Assignee: Toyota
                                                       Motor Credit Corporation
                                                       P.O. Box 3457
                                                       Torrance, CA 90510
-------------------------------------------------------------------------------

===============================================================================
FINANCING STATEMENT
NO. (JURISDICTION)
AND FILING DATE                 DEBTOR                 SECURED PARTY
-------------------------------------------------------------------------------
96-00016193                  Doskocil Manufacturing    Shoppa's Material
 (Texas)                     Company, Inc.             Handling, Inc.
January 25, 1996             4209 Barnette St.         525 Great Southwest
                             Arlington, TX 76017       Parkway
                                                       Arlington, TX 76011
                                                       Assignee: Toyota
                                                       Motor Credit Corporation
                                                       P.O. Box 3457
                                                       Torrance, CA 90510
-------------------------------------------------------------------------------
96-00038309                  Doskocil Manufacturing    Advanced Image Systems
 (Texas)                     Company, Inc.             3000 Gateway Dr.
February 26, 1996            4209 Barnette St.         Irving, TX 75603
                             Arlington, TX 76017
-------------------------------------------------------------------------------
F194000132 (Tarrant          Doskocil Manufacturing    S I T Inc.
 County, Texas)              Company, Inc.             124 Water St.
December 12, 1994            4304 Larry Lane           Quincy, MA 02169
                             Arlington, TX 76017


-------------------------------------------------------------------------------
96-00013711                  Doskocil Manufacturing    S I T Inc.
 (Texas)                     Company, Inc.             124 Water St.
January, 22, 1996            4209 Barnette St.         Quincy, MA 02169
                             Arlington, TX 76017
-------------------------------------------------------------------------------
97-00102377                  Doskocil Manufacturing    Sanwa Leasing
 (Texas)                     Company, Inc.             Corporation
May 16, 1997                 4304 Larry Lane           P.O. Box 7023
                             Arlington, TX 76017       Troy, MI 48007
-------------------------------------------------------------------------------
93-00246955                  Doskocil Manufacturing    S I T Inc.
 (Texas)                     Company, Inc.             124 Water St.
December 30, 1993            4209 Barnette St.         Quincy, MA 02169
                             Arlington, TX 76017
-------------------------------------------------------------------------------
94-037040                    Doskocil Manufacturing    Advanced Image Systems
 (Texas)                     Company, Inc.             4333 Edgewood Road
February 28, 1994            4209 Barnette St.         NE, Suite 400
                             Arlington, TX 76017       Cedar Rapids, IA 52411
-------------------------------------------------------------------------------
97179119                     Spectrum Polymers, Ltd.   Toyota Motor Credit
 (Texas)                                               Corporation
August 27, 1997                                        P.O. Box 3457
                                                       Torrance, CA 90510
-------------------------------------------------------------------------------
97-00014194                  Doskocil Manufacturing    Sanwa Leasing
 (Texas)                     Company, Inc.             Corporation
January 27, 1997             4304 Larry Lane           P.O. Box 7023
                             Arlington, TX 76017       Troy, MI 48007
-------------------------------------------------------------------------------
93110420                     Dogloo, Inc.              Crown Credit Company
 (California)                1241 Old Temescal Road    40 South Washington
June 1, 1993                 Corona, CA 91719          Street
                                                       New Bremen, OH 45869
-------------------------------------------------------------------------------
93149046                     Dogloo, Inc.              Associates Leasing
 (California)                1241 Old Temescal Road    Inc.
July 22, 1993                Corona, CA 91719          P.O. Box 2340
                                                       Newport Beach, CA
                                                       92658
-------------------------------------------------------------------------------
9431860209                   Dogloo, Inc.              Leverage Leasing
 (California)                1241 Old Temescal Road    Company
October 21, 1994             Corona, CA 91719          4125 S. 94th St.
                                                       Omaha, NE 68127
-------------------------------------------------------------------------------

                                 Schedule 2-2

===============================================================================
FINANCING STATEMENT
NO. (JURISDICTION)
AND FILING DATE                 DEBTOR                 SECURED PARTY
-------------------------------------------------------------------------------
9435460186                   Dogloo, Inc.              Associates Commercial
(California)                 1241 Old Temescal Road    Corp.
December 2, 1994             Corona, CA 91719          P.O. Box 2340
                                                       Newport Beach, CA 92658
-------------------------------------------------------------------------------
9508261146                   Dogloo, Inc.              Winthrop Resources
 (California)                1241 Old Temescal Road    Corporation
March 23, 1995               Corona, CA 91719          1015 Opus Center
                                                       9900 Bren Road East
                                                       Minnetonka, MN 55343
                                                       Assignee: Norwest
                                                       Equipment Finance,
                                                       Inc.
                                                       Investors Building,
                                                       Suite 300
                                                       733 Marquette Avenue
                                                       Minneapolis, MN 55479
-----------------------------------------------------------------------------
9522860893                   Dogloo, Inc.              Winthrop Resources
 (California)                1241 Old Temescal Road    Corporation
August 14, 1995              Corona, CA 91719          1015 Opus Center
                                                       9900 Bren Road East
                                                       Minnetonka, MN 55343
                                                       Assignee: Norwest
                                                       Equipment Finance,
                                                       Inc.
                                                       Investors Building,
                                                       Suite 300
                                                       733 Marquette Avenue
                                                       Minneapolis, MN 55479
-----------------------------------------------------------------------------
9629260790                   Dogloo, Inc.              AT&T Credit
 (California)                1241 Old Temescal Road    Corporation
October 18, 1996             Corona, CA 91719          2 Gatehall Drive
                                                       Parsippany, NJ 07054
------------------------------------------------------------------------------
009321                       Dogloo, Inc.              OKI Systems, Inc.
 (Marion                     1241 Old Temescal Road    4665 Interstate Dr.
 County, IN)                 Corona, CA 91719          Cincinnati, OH 45246
November 7, 1996
-----------------------------------------------------------------------------
002273                       Dogloo, Inc.              OKI Systems, Inc.
 (Marion                     1241 Old Temescal Road    4665 Interstate Dr.
 County, IN)                 Corona, CA 91719          Cincinnati, OH 45246
March 20, 1996
-----------------------------------------------------------------------------
2089773                      Dogloo, Inc.              OKI Systems, Inc.
 (Indiana)                   1241 Old Temescal Road    4665 Interstate Dr.
November 21, 1996            Corona, CA 91719          Cincinnati, OH 45246
-----------------------------------------------------------------------------
2045311                      Dogloo, Inc.              OKI Systems, Inc.
 (Indiana)                   1241 Old Temescal Road    4665 Interstate Dr.
April 2, 1996                Corona, CA 91719          Cincinnati, OH 45246
-----------------------------------------------------------------------------
201635                       Dogloo, Inc.              EMCO Enterprises
 (Indiana)                   1241 Old Temescal Road    Des Moines, IA
July 27, 1995                Corona, CA 91719
------------------------------------------------------------------------------
2085342                      Dogloo, Inc.              AT&T Credit
 (Indiana)                   1241 Old Temescal Road    Corporation
October 28, 1996             Corona, CA 91719          2 Gatehall Drive
                                                       Parsippany, NJ 07054
==============================================================================

                                 Schedule 2-3

                                   SCHEDULE 3
                                   ----------

                              Existing Litigation
                              -------------------

1. Doskocil Manufacturing Company, Inc. v. London Industries, Inc. (cause no. 141-660339-96) (No. 4: 96-CV-737-A) U.S. Dist. Ct. N.D. Texas, Ft. Worth
     Division (Borrower is plaintiff):

     This case was settled and $150,000 has been received by Borrower. A copy of the signed settlement papers is being requested from Borrower's counsel and will be forwarded to Administrative Agent as soon as available.

2.   Current litigation by former Spectrum employee Robert Taylor:

     Robert Taylor and Jacquelyn Taylor v. Doskocil Manufacturing Company, Inc. and Spectrum Polymers, Ltd., pending in the 17th Judicial District Court of Tarrant County, Texas, Cause No. 17-160896-95. Filed in September 1995. Plaintiff Robert Taylor is claiming he injured his back while lifting heavy equipment while at work at Spectrum. Attorneys for Borrower and Plaintiff have exchanged written discovery, but no depositions have been taken. Plaintiff is presently demanding the sum of $300,000 to settle the claim. The claim was originally set for trial in March 1997, but has been continued at Plaintiff's request. The case is still pending.

3.   Pending litigation by Daniel Boatang (on-the-job injury):

     Pending in County Court at Law No. 2 in Tarrant County, Texas, cause no. 95-65494-2. Plaintiff Boatang claims that he was injured in a fight with another person (Eric Smith) at the plant and is suing Borrower for negligent hiring and failure to supervise. Other than filing the suit, Plaintiff has done nothing in this matter. The court will set a trial date in September 1997, which is tentatively scheduled for sometime in November 1997. Plaintiff is demanding $35,000. Eric Smith was a temporary employee sent to Borrower by a temporary agency, Personnel Connection.

4.   Pending Litigation by Cyndy Ward (on-the job injury):

     Pending in County Court of Tarrant County, Texas, cause no. 97-73920-1. Plaintiff, a former employee of Borrower, alleges that she fell and injured herself in July 1995 and that such injury was caused by Borrower's negligence. Plaintiff further alleges that Borrower operated its tuggers in an unsafe manner and caused her to have an accident earlier in that same month of July. Suit was filed in July 1997 and the case is currently in the discovery phase. No specific amount of damages has been claimed to date.


5.   Pending litigation by Cheryl Ray (sexual harassment/discrimination):

     Pending in U.S. Dist. Ct., N.D. Texas, Dallas Division, No. 3:97-CV-1217-T. Plaintiff, a former employee of Borrower who left Borrower in April 1996, alleges she was sexually harassed while employed by Borrower. Plaintiff filed a $100,000 claim with the EEOC, which "dropped" the case and issued a "right to sue" letter. The pending case was filed on August 14, 1997 and is scheduled to go to trial in October 1998. No specific amount damages has been claimed to date in the pending litigation.

6. Borrower has received letters from attorneys representing the following former employees of Borrower presenting the following claims:

     a.   Carol Lee (on-the-job injury):

          Former employee of Borrower who left Borrower in June 1996. Ms. Lee alleges that in April

                                 Schedule 2-1

          1997 she injured her back when another employee tripped and partially fell on her, landing on her as she was picking up something. Ms. Lee claims that Borrower was responsible for causing this alleged accident. Borrower received a letter from Ms. Lee's attorney, Don Hinds of Hinds, Shahan & Snyder, on July 3, 1996, and Borrower's counsel, on behalf of Borrower, responded with a letter on July 9, 1996. No amount was requested and there has been no further communication with Mr. Hinds. On June 9, 1997, Borrower received a letter from another attorney, Christian Jenkins, P.C., stating that he is now representing Ms. Lee.

     b.   Mary Stokes (on-the-job injury):

          Current employee of Borrower who claims to have injured herself while lifting heavy boxes at work. Borrower has offered to transfer Ms. Stokes to another position with Borrower where she would not be required to lift heavy objects. Ms. Stokes is currently considering Borrower's offer.

     c.   Hector E. Zammoron (on-the-job injury):

          Former employee of Borrower who claims he injured his back on his third day of work at Borrower's facilities. Mr. Zammoron, through his attorneys, is demanding a $25,000 settlement.

7. Dogloo has received letters from Robert and Susan Baillie (and the Baillie Corporation) alleging patent infringement by Dogloo in connection with its test marketing of a cat litter containment system. Dogloo was originally contacted by the Baillies with an offer to sell certain intellectual property rights held by the Baillies in a similar system. After consultation with Dogloo's patent counsel (Vance, Romero & Montague), Dogloo manufactured and test marketed 1,000 litter containment systems of its own design. The product did not perform well in the test markets and Dogloo decided not to proceed with its development. A representative of the Baillies has sent a letter to Dogloo seeking $100,000 in damages and threatening litigation if such amounts are not paid. Dogloo has refused to pay any amount and has not heard from the Baillies or their representative for several weeks. No suit has been filed.

8. Dogloo has received letters from Steven G. Lisa, an attorney representing a Mr. Finnegan, alleging patent infringement on the part of Dogloo in connection with Dogloo's development of a gravity feeding and watering system. Dogloo had been previously contacted by Mr. Finnegan with an offer by him to sell certain intellectual property rights in a gravity watering system. The watering system offered by Mr. Finnegan has a patent-protected diaphragm valve which prohibits backflow of water into the water storage compartment. After negotiations with Mr. Finnegan were unsuccessful (and in consultation Dogloo's patent counsel Vance, Romero & Montague), Dogloo developed and marketed a gravity feeding and watering system which does not contain the diaphragm valve. On September 16, 1997, Mr. Finnegan filed suit against Dogloo in the United States District Court for the District of Arizona (Case No. CIV97-1920PCT EHC), alleging design patent infringement, breach of contract, trade secret violations and unfair competition.

9. Orchard's Hardware, which sells some of Dogloo's products, has recently made a demand to Dogloo for $10,482.00, which represents attorneys' fees, costs and settlement funds paid to a customer of Orchard's who was injured when one of Dogloo's products fell on the customer while shopping at Orchard's. Orchard's claims that Dogloo was obligated to have insurance in place to cover any injuries caused by its products, but failed to do so. Dogloo's attorneys are negotiating with Orchard's regarding the dispute and no complaint has yet been filed.

                                 Schedule 3-2

                                   SCHEDULE 4
                                   ----------

                                  Subsidiaries
                                  ------------


                                     None.


                                 Schedule 4-1

                                   SCHEDULE 5
                                   ----------

                              Existing Investments
                              --------------------


                                     None.


                                 Schedule 5-1

                                   SCHEDULE 6
                                   ----------

                             Existing Indebtedness
                             ---------------------


                                     None.


                                 Schedule 6-1

                                   SCHEDULE 7
                                   ----------

                         Jurisdictions of Qualification
                         ------------------------------
                               and Good Standing
                               -----------------


1.   Texas

2.   California

3.   Indiana



                                 Schedule 7-1

                                   SCHEDULE 8
                                   ----------

                                Labor Relations
                                ---------------


                                     None.


                                 Schedule 8-1

                                   SCHEDULE 1
                                   ----------

                       Equipment and Inventory Locations
                       ---------------------------------

1241 Old Temescal Road
Corona, California 91719

Accessory Wire Products
1710 E. Philadelphia St.
Ontario, California 91761

American Mold & Engineer Co.
7230 Commerce Circle W.
Fridley, Minnesota 55432

Building A
4209 Barnett St.
Arlington, Texas 76017

Building B
4300 Barnett St.
Arlington, Texas 76017

Building C
4408 Barnett St.
Arlington, Texas 76017

Building D
4401 Barnett St.
Arlington, Texas 76017

Building E
4209 Larry Lane
Arlington, Texas 76017

Building F
4209 Larry Lane
Arlington, Texas 76017

Building G
800 W. Stephens St.
Arlington, Texas 76017

Carson Industries
2120 Auto Center Drive
Glendora, California 91740

Casco South
3719 E. 12th Street
Winfield, Kansas 67156

Clack Corporation
4462 Duraform Lane
Windsor, Wisconsin 53598-0500

Como Products
2860 North National Road
Columbus, Indiana 47201

Decatur Plastic Products
P.O. Box 965
3250 North State Hwy 7
North Vernon, Indiana 47265

Excel Tool, Inc.
2020 1st Ave. Freeman Field
Seymour, Indiana 47274

Groff Building
4301 Kathy Drive
Arlington, Texas 76017

Metal Building
4209 Barnett St.
Arlington, Texas 76017

Metro Plastic Technologies, Inc.
4755 Middle Road
Columbus, Indiana 47203

Peyco Building
1708, 1712 S. Peyco Dr.
Arlington, Texas 76017

Spectrum
600 Justice Lane
Mansfield, Texas 76063

Victor Plastics Inc.
2135 B Avenue
Victor, Iowa 52347

Willamette Industries Inc.
2900 North Franklin Road
Indianapolis, Indiana 46219

                     Jurisdictions Where Collateral Located
                     --------------------------------------

1.   Texas
2.   Oklahoma
3.   California
4.   Indiana
5.   Minnesota
6.   Wisconsin
7.   Iowa

              Chief Place of Business, Chief Executive Office and
              ---------------------------------------------------
                         Location of Books and Records
                         -----------------------------

Building A (accounts receivable records)
4209 Barnett St.
Arlington, Texas 76017

Building B
4300 Barnett St.
Arlington, Texas 76017

Building E (chief executive office)
4209 Larry Lane
Arlington, Texas 76017

Building F
4209 Larry Lane
Arlington, Texas 76017

Spectrum
600 Justice Lane
Mansfield, Texas 76063

1241 Old Temescal Road
Corona, CA 91719

                                 Schedule 1-3

                     Lease and Lease Recording Information
                     -------------------------------------

1. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. and Mary Frances Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4209 Barnett, Arlington, Texas, as more particularly described as Building A in Exhibit A to the Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "DEED OF TRUST") and attached hereto.

2. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4300 Barnett, Arlington, Texas, as more particularly described as Building B in Exhibit A to the Deed of Trust and attached hereto.

3. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4408 Barnett, Arlington, Texas, as more particularly described as Building C in Exhibit A to the Deed of Trust and attached hereto.

4. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. and Mary Frances Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4401 Barnett, Arlington, Texas, as more particularly described as Building D in Exhibit A to the Deed of Trust and attached hereto.

5. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. and Mary Frances Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4208 Larry Lane, Arlington, Texas, as more particularly described as Building E in Exhibit A to the Deed of Trust and attached hereto.

6. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. and Mary Frances Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4207 Larry Lane, Arlington, Texas, as more particularly described as Building F in Exhibit A to the Deed of Trust and attached hereto.

7. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. and Mary Frances Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4207 Larry Lane, Arlington, Texas, as more particularly described as F Parking in Exhibit A to the Deed of Trust and attached hereto.

8. Industrial Real Estate dated July 1, 1997 between Marybe Investments, Ltd., as landlord, and Borrower, as tenant, with respect to certain real property known as 800 Stephens,

     Arlington, Texas, as more particularly described as Building G in Exhibit A to the Deed of Trust and attached hereto.

9. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 4205 Barnett, Arlington, Texas, as more particularly described as Building J in Exhibit A to the Deed of Trust and attached hereto.

10. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 720 and 722 West I-20, Arlington, Texas, as more particularly described as I-20 Parking in Exhibit A to the Deed of Trust and attached hereto.

11. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. and Mary Frances Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 600 Justice, Mansfield, Texas, as more particularly described as Spectrum in Exhibit A to the Deed of Trust and attached hereto.

                                 Schedule 1-4

12. Industrial Real Estate Lease dated July 1, 1997 between Benjamin L. Doskocil, as landlord, and Borrower, as tenant, with respect to certain real property known as 1708 and 1712 South Peyco Drive, Arlington, Texas, as more particularly described as Peyco Drive in Exhibit A to the Deed of Trust and attached hereto.

13. Commercial-Industrial Lease Agreement, dated December 4, 1996, between Col. Met. Properties, Inc., as landlord, and Borrower, as tenant, with respect to certain property known as 4301 Kathy Drive, Arlington, Texas, as more particularly described as Groff Building in Exhibit A to the Deed of Trust and attached hereto.

14. Lease Agreement for the property located at 1241 Old Temescal Road, Corona, CA 91719, dated December 1, 1996 between Patrician Associates, Inc., a general partnership, also known as "Old Temescal Road Partnership," as
     landlord, and Dogloo, Inc. as tenant.   The Agreement expires November 30,
     1999. Monthly rent for the first year is $23,809.95. Monthly rent for the second year is $24,625.78. Monthly rent for the third year is $25,495.61.

15. Lease Agreement for the property located at 212 South Belmont, Indianapolis, IN 46241, dated January 1, 1997 between Belmont Warehousing
     Complex, Inc. as landlord, and Dogloo, Inc. as tenant.   The Agreement
     expires December 31, 1998.  Monthly rent is 23.437.50.

                                 Schedule 1-5

                                   SCHEDULE 2
                                   ----------

                                  Trade Names
                                  -----------

1.   Doskocil

2.   Petmate

3.   Woodstream (license)

4.   Dogloo


                                 Schedule 2-1

                                   SCHEDULE 3
                                   ----------

                              Restricted Accounts
                              -------------------


                                   [TO COME]


                                 Schedule 3-1

                                   SCHEDULE 4
                                   ----------

                                 Rolling Stock
                                 -------------


Vehicle                          Year   Serial Number
-------                          ----   -------------

Mach 3 Ton Van Truck             1988   VG6BA01B1JB001794

International Tractor Truck      1993   2HSFEB7R9PC064446


                                 Schedule 4-1

                                   ANNEX A-1
                                   ---------

                                    Patents
                                    -------

==================================================================
NATURE OF                                        ISSUE     COUNTRY
INTEREST        DESCRIPTION    PATENT NUMBER     DATE        OF
                                                           ISSUE
------------------------------------------------------------------
owner          Portable Pet    Des. 308,429      6/05/90     USA
               Carrier
------------------------------------------------------------------
owner          Portable Pet    Des. 312,333     11/21/90     USA
               Kennel
------------------------------------------------------------------
owner          Portable Pet    Des. 314,251      1/29/91     USA
               Kennel
------------------------------------------------------------------
owner          Pet Kennel      Des. 364,712     11/28/95     USA
------------------------------------------------------------------
owner          Vented Pet      Des. 367,732       3/5/96     USA
               Kennel
------------------------------------------------------------------
owner          Kennel Door     Des. 351,688     10/18/94     USA
------------------------------------------------------------------
owner          Combined        Des. 367,734       3/5/96     USA
               Kennel Door
               and Latch
------------------------------------------------------------------
owner          Handle          Des. 368,636       4/9/96     USA
------------------------------------------------------------------
owner          Latching            4,930,819      5/5/90     USA
               Mechanism
------------------------------------------------------------------
owner          Latching            5,016,926     5/21/91     USA
               Mechanism
------------------------------------------------------------------
owner          Kennel Latch        5,071,176    12/10/91     USA
------------------------------------------------------------------
owner          Kennel Hull         5,462,015    10/31/95     USA
               Latch
------------------------------------------------------------------
owner          Kennel Door         5,499,850     3/19/96     USA
               Latch
------------------------------------------------------------------
owner          Pet House       Des. 349,980      8/23/94     USA
------------------------------------------------------------------
owner          Doghouse        Des. 360,709      7/25/95     USA
------------------------------------------------------------------
owner          Stump Dog       Des. 366,736      1/30/96     USA
               House
------------------------------------------------------------------
owner          Pet Feeder      Des. 330,098      10/6/92     USA
------------------------------------------------------------------
owner          Pet Feeder      Des. 350,841      9/20/94     USA
------------------------------------------------------------------
owner          Pet Feeder      Des. 351,689     10/18/94     USA
------------------------------------------------------------------
owner          Pet Feeder      Des. 364,942     12/05/95     USA
------------------------------------------------------------------
owner          Combined        Des. 367,735       3/5/96     USA
               Feeder and
               Waterer
------------------------------------------------------------------
owner          Pet Dish        Des. 313,486       1/1/91     USA
------------------------------------------------------------------
owner          Pet Dish        Des. 313,487       1/1/91     USA
------------------------------------------------------------------
owner          Pet Dish        Des. 313,488       1/1/91     USA
------------------------------------------------------------------
owner          Pet Dish        Des. 313,489       1/1/91     USA
------------------------------------------------------------------
owner          Pet Dish        Des. 341,449     11/16/93     USA
------------------------------------------------------------------

                                  Annex A-1-1

==================================================================
NATURE OF       DESCRIPTION    PATENT NUMBER     ISSUE     COUNTRY
 INTEREST                                        DATE        OF
                                                           ISSUE
------------------------------------------------------------------
owner          Toy for             4,722,299      2/2/88     USA
               Entertaining
               a Cat
------------------------------------------------------------------
owner          Toy for               335,553     5/11/93     USA
               Entertaining
               a Cat
------------------------------------------------------------------
owner          Toy for               335,554     5/11/93     USA
               Entertaining
               a Cat
------------------------------------------------------------------
owner          Feline                353,029    11/29/94     USA
               Domicile
------------------------------------------------------------------
owner          Feline                355,057     1/31/95     USA
               Scratching
               Post
------------------------------------------------------------------
owner          Feline          Des. 361,876      8/29/95     USA
               Scratching
               Post
------------------------------------------------------------------
owner          Litter Scoop    Des. 347,497      5/31/94     USA
------------------------------------------------------------------
owner          Cat Litter      Des. 300,965       5/2/89     USA
               Box
------------------------------------------------------------------
owner          Cat Litter      Des. 300,966       5/2/89     USA
               Box
------------------------------------------------------------------
owner          Cat Litter      Des. 300,967       5/2/89     USA
               Box
------------------------------------------------------------------
owner          Cat Litter      Des. 300,968       5/2/89     USA
               Box
------------------------------------------------------------------
owner          Feline          Des. 361,175       8/8/95     USA
               Litter Pan
------------------------------------------------------------------
licensee       Hand Reel           4,143,746     3/13/79     USA
------------------------------------------------------------------
owner          Cord Storage    Des. 314,910      2/26/91     USA
               Reel
------------------------------------------------------------------
owner          Chair           Des. 362,556      9/26/95     USA
------------------------------------------------------------------
owner          Chair           Des. 361,902       9/5/95     USA
------------------------------------------------------------------
owner          Chair           Des. 361,903       9/5/95     USA
------------------------------------------------------------------
owner          Armchair        Des. 360,537      7/25/95     USA
------------------------------------------------------------------
owner          Table           Des. 369,702      5/14/96     USA
------------------------------------------------------------------
owner          Table           Des. 367,976      3/19/96     USA
------------------------------------------------------------------
owner          Table           Des. 367,787      3/12/96     USA
------------------------------------------------------------------
owner          Decorative      Des. 361,853      8/29/95     USA
               Lawn Edging
------------------------------------------------------------------
owner          Fence Unit      Des. 359,130       6/6/95     USA
------------------------------------------------------------------
owner          Firearm         Des. 367,380      2/27/96     USA
               Storage
               Cabinet
------------------------------------------------------------------

                                  Annex A-1-2

==================================================================
NATURE OF       DESCRIPTION    PATENT NUMBER     ISSUE     COUNTRY
 INTEREST                                        DATE        OF
                                                           ISSUE
------------------------------------------------------------------
owner          Bow Case        Des. 358,254      5/16/95     USA
------------------------------------------------------------------
owner          Storage Case    Des. 300,583      4/11/89     USA
------------------------------------------------------------------
owner          Handle          Des. 289,970      5/26/87     USA
------------------------------------------------------------------
owner          Tackle Box      Des. 246,071     10/11/77     USA
----------------------------------------------- ------------------
owner          Tackle Box      Des. 352,393     11/15/94     USA
------------------------------------------------------------------
owner          Bow Case        Des. 358,254      5/16/95     USA
------------------------------------------------------------------
owner          Tackle Box          4,139,096     2/13/79     USA
               Improvement
------------------------------------------------------------------
owner          Container           4,245,422     1/20/81     USA
               Including
               Pull-Out
               Stacking
               Tray
               Structure
------------------------------------------------------------------
owner          Latch               4,023,840     5/17/77     USA
               Assembly
------------------------------------------------------------------
owner          Detachable          4,344,646     8/17/82     USA
               Latch
------------------------------------------------------------------
owner          Separable           4,576,307     3/18/86     USA
               Elements
               Held
               Together by
               a Sliding
               Latch
------------------------------------------------------------------
owner          Hand-Held           4,862,636      9/5/89     USA
               Trotline
               Holder
------------------------------------------------------------------
owner          Tackle Box          5,169,018     12/8/92     USA
               with Lid-
               Latching
               Handle
------------------------------------------------------------------
owner          Wall                5,350,150     9/27/94     USA
               Mounting
               Bracket for
               Carrying
               Case
------------------------------------------------------------------
owner          Case for a      Des. 278,189       4/2/85     USA
               Gun or the
               Like
------------------------------------------------------------------
owner          Gun Case        Des. 320,113      9/24/91     USA
------------------------------------------------------------------
owner          Rifle Case      Des. 336,984       7/6/93     USA
------------------------------------------------------------------
owner          Gun Case        Des. 347,322      5/31/94     USA
------------------------------------------------------------------
owner          Rifle Case      Des. 358,255      5/16/95     USA
------------------------------------------------------------------
owner          Golf Bag        Des. 349,402       8/9/94     USA
               Case
------------------------------------------------------------------
owner          Camera Case     Des. 335,764      5/25/93     USA
------------------------------------------------------------------
owner          Camera Case     Des. 335,765      5/25/93     USA
------------------------------------------------------------------

                                  Annex A-1-3

==================================================================
NATURE OF       DESCRIPTION    PATENT NUMBER     ISSUE     COUNTRY
 INTEREST                                        DATE        OF
                                                           ISSUE
------------------------------------------------------------------
owner          Storage Case    Des. 353,048      12/6/94     USA
------------------------------------------------------------------
owner          Combination     Des. 286,333     10/21/86     USA
               Food &
               Waterer Pet
               Feed
------------------------------------------------------------------
owner          Pet Waterer     Des. 350,842      9/20/94     USA
------------------------------------------------------------------
owner          Pelletized          4,513,688     4/30/85     USA
               Material
               Feeder
------------------------------------------------------------------
owner          Pelletized          4,651,679     3/24/87     USA
               Material
               Feeder &
               Waterer
------------------------------------------------------------------
owner          Hand-Held       Des. 312,294     11/20/90     USA
               Trotline
               Holder
------------------------------------------------------------------
owner          Hanging         Des. 377, 863     2/11/97     USA
               Storage Case
------------------------------------------------------------------
owner          Tackle Box          5,176,281      1/5/93     USA
               with Lid-
               Latching
               Handle
------------------------------------------------------------------
owner          Chair                   78068      3/7/96   Canada
------------------------------------------------------------------
owner          Chair                   78069      3/7/96   Canada
------------------------------------------------------------------
owner          Armchair                78070      3/7/96   Canada
------------------------------------------------------------------
owner          Table                   76209     4/20/95   Canada
------------------------------------------------------------------
owner          Container           1,152,034     8/16/83   Canada
               Including
               Pull-Out
               Stacking
               Tray
               Structure
------------------------------------------------------------------
owner          Detachable          1,147,299     5/31/83   Canada
               Latch
------------------------------------------------------------------
owner          Canadian               61,892    10/25/88   Canada
               Industrial
               Design
               Patent
------------------------------------------------------------------
owner          Utility             4,962,729    10/16/90     USA
               Patent
------------------------------------------------------------------
owner          DINGHYLOO        Des. 338,284     8/10/93     USA
------------------------------------------------------------------
owner          Utility             5,136,981     8/11/92     USA
               Patent Form
               Fitted
               Bedding
------------------------------------------------------------------
owner          CAT TEE PEE     Des. 326,740       6/2/92     USA
------------------------------------------------------------------
owner          CAT TEE PEE     Des. 328,162      7/21/92     USA
------------------------------------------------------------------
owner          DOG TEE PEE     Des. 327,341      6/23/92     USA
------------------------------------------------------------------
owner          DOG TEE PEE     Des. 327,340      6/23/92     USA
------------------------------------------------------------------
owner          AUTOLOO         Des. 348,248      4/19/94     USA
------------------------------------------------------------------

==================================================================
NATURE OF       DESCRIPTION    PATENT NUMBER     ISSUE     COUNTRY
 INTEREST                                        DATE        OF
                                                           ISSUE
------------------------------------------------------------------
owner          INNOVATOR       Des. 374,510      10/8/96     USA
------------------------------------------------------------------
owner          FURRARRI           29/017,619      3/5/96     USA
------------------------------------------------------------------
owner          ANIMAL              4,470,371     9/11/84     USA
               WATERING
               MEANS
------------------------------------------------------------------
owner          PET WATERING    Des. 335,197      4/27/93     USA
               DISH
------------------------------------------------------------------
owner          PET WATERING    Des. 278,371       4/9/85     USA
               DISH OR
               SIMILAR
               ARTICLE
------------------------------------------------------------------
owner          Tackle Box          5,205,429     4/27/93     USA
               with Sliding
               Trays
------------------------------------------------------------------
owner          Tackle Bow          5,226,553     7/13/93     USA
               with Lid-
               latching
               Handle and
               Removable
               Carrying
               Case
==================================================================

                                  Annex A-1-5

                                   ANNEX A-2
                                   ---------

                              Patent Applications
                              -------------------

==================================================================
                                                           COUNTRY
NATURE OF                                       FILING       OF
 INTEREST       DESCRIPTION    SERIAL NUMBER     DATE      FILING
------------------------------------------------------------------
owner          Container           08/662,883   6/13/96     USA
               Having
               Injection
               Molded
               Gasket
------------------------------------------------------------------
owner          Portable            08/692,811   7/30/96     USA
               Kennel and
               Method of
               Construction
------------------------------------------------------------------
owner          AUTOMATIC           08/415,258    3/6/97     USA
               WATERING
               DISH Mr. Dew
               Drop
------------------------------------------------------------------
owner          PCT             PCT/US96/04174    4/3/98     USA
               AUTOMATIC
               WATERING
               DISH
               Mr. Dew Drop
------------------------------------------------------------------
owner          Container           80/662,883               USA
               Having
               Injection
               Molded
               Gasket
------------------------------------------------------------------
owner          Portable            08/692,811               USA
               Kennel &
               Method of
               Construction
------------------------------------------------------------------
owner          Animal              08/547,058               USA
               Shelter
               Formed in
               the Shape of
               a Natural
               Object
------------------------------------------------------------------
owner          Vari Dlx              7-119374              Japan
               Latch
------------------------------------------------------------------
owner          Vari Dlx              7-119375              Japan
               Hull
=================================================================

                                  Annex A-2-1

                                   ANNEX B-1
                                   ---------

                             Registered Trademarks
                             ---------------------

=============================================================================================================
NATURE OF       REGISTERED            REGISTRATION     INT'L CLASS  GOODS OR     REGISTRATION    COUNTRY OF
INTEREST        TRADEMARK             NUMBER           COVERED      SERVICES     DATE            REGISTRATION
-------------------------------------------------------------------------------------------------------------
owner          AGGRESSOR              2076360          13           goods        7/1/97          USA
-------------------------------------------------------------------------------------------------------------
owner          AGGRESSOR              474319           n/a          goods        4/8/97          Canada
-------------------------------------------------------------------------------------------------------------
owner          "A STRONG              4009632          21           goods        6/6/97          Japan
                CASE . . ."
-------------------------------------------------------------------------------------------------------------
owner          ATV FIELD CASE GUN     2025952          13           goods        12/24/96        USA
                GUARD & DESIGN
-------------------------------------------------------------------------------------------------------------
owner          BALL A BOUT            2031072          28           goods        1/14/97         USA
-------------------------------------------------------------------------------------------------------------
owner          BARKHOUSE              2027842          19           goods        12/31/96        USA
-------------------------------------------------------------------------------------------------------------
owner          BAT 'N BOBBLE          2046677          28           goods        3/18/97         USA
-------------------------------------------------------------------------------------------------------------
owner          BOW GUARD              1537489          28           goods        5/2/89          USA
-------------------------------------------------------------------------------------------------------------
owner          CABIN KENNEL           1315778          18           goods        1/22/85         USA
                (stylized)
-------------------------------------------------------------------------------------------------------------
owner          CAMERA GUARD           1779511          9            goods        6/29/93         USA
-------------------------------------------------------------------------------------------------------------
owner          CAT A BALL             2019928          28           goods        11/26/96        USA
-------------------------------------------------------------------------------------------------------------
owner          CAT TRACK              1675566          28           goods        2/11/92         USA
-------------------------------------------------------------------------------------------------------------
owner          CAT TRACK              347131           n/a          goods        10/28/96        Canada
-------------------------------------------------------------------------------------------------------------
owner          CAT TRACK              3156783          28           goods        5/31/96         Japan
-------------------------------------------------------------------------------------------------------------
owner          CONNECT-A-PLUG         1744084          9            goods        12/29/92        USA
-------------------------------------------------------------------------------------------------------------
owner          CORDSTAND              1638758          20           goods        3/19/91         USA
-------------------------------------------------------------------------------------------------------------
owner          CORDWHEEL              1410942          9            goods        9/23/86         USA
-------------------------------------------------------------------------------------------------------------
owner          CORDWHEEL              2026841          9            goods        12/31/96        USA
-------------------------------------------------------------------------------------------------------------
owner          CORDWRAP               1529425          9            goods        3/14/89         USA
-------------------------------------------------------------------------------------------------------------
owner          COURTYARD DESIGN       2016720          20           goods        11/19/96        USA
-------------------------------------------------------------------------------------------------------------
owner          CRAZY CIRCLE           1678128          28           goods        3/03/92         USA
-------------------------------------------------------------------------------------------------------------
owner          DINNERMATE             1671468          21           goods        1/07/92         USA
-------------------------------------------------------------------------------------------------------------
owner          DOGWOOD                2044773          19           goods        3/11/97         USA
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL & DESIGN      2076979          9, 13, 16    goods        7/08/97         USA
                                                       18, 20, 21,
                                                       28
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL & DESIGN      4009633          21            goods       6/6/97          Japan
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL & DESIGN      4009634          21            goods       6/6/97          Japan
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL & DESIGN      3223868          20            goods       11/29/96        Japan
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL (design)      3300794          28            goods       5/2/97          Japan
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
NATURE OF       REGISTERED            REGISTRATION     INT'L CLASS  GOODS OR     REGISTRATION    COUNTRY OF
INTEREST        TRADEMARK             NUMBER           COVERED      SERVICES     DATE            REGISTRATION
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL & DESIGN      2065514          20           goods        5/27/97         USA
               (Resin Furniture)
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL, A STRONG     2019221          13, 28       goods        11/26/96        USA
               CASE FOR QUALITY &
               DESIGN
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL, A STRONG     3258359          28           goods        2/24/97         Japan
               CASE FOR QUALITY
               (design)
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL, A STRONG     3223867          20           goods        11/29/96        Japan
               CASE FOR QUALITY &
               DESIGN
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL, A STRONG     330790 0-        21           goods        5/16/97         Japan
               CASE FOR QUALITY &     3300794
               DESIGN
-------------------------------------------------------------------------------------------------------------
owner          DOSKOCIL BARNHOME      2057815          19           goods        4/29/97         USA
-------------------------------------------------------------------------------------------------------------
owner          FIELD LOCKER           1962851          13, 28       goods        3/19/96         USA
-------------------------------------------------------------------------------------------------------------
owner          FISHERKID              1289211          28           goods        8/7/84          USA
-------------------------------------------------------------------------------------------------------------
owner          GOLF GUARD             1891771          28           goods        4/25/95         USA
-------------------------------------------------------------------------------------------------------------
owner          GOLF GUARD             457660           n/a          goods        5/24/96         Canada
-------------------------------------------------------------------------------------------------------------
owner          GUN GUARD              1026167          13           goods        12/2/75         USA
-------------------------------------------------------------------------------------------------------------
owner          HANG-N-HIDE            2046835          13           goods        3/18/97         USA
-------------------------------------------------------------------------------------------------------------
owner          HOT LIDS (block        1755359          20           goods        3/2/93          USA
               form)
-------------------------------------------------------------------------------------------------------------
owner          JUNIOR PAL             454512           n/a          goods        2/23/96         Canada
               FISHERKID KIT
-------------------------------------------------------------------------------------------------------------
owner          KENNEL CAB             1318126          18           goods        2/5/85          USA
               (stylized)
-------------------------------------------------------------------------------------------------------------
owner          LID-LOCKER             1604799          28           goods        7/3/90          USA
-------------------------------------------------------------------------------------------------------------
owner          LITEWRAP               1590915          20           goods        4/10/90         USA
-------------------------------------------------------------------------------------------------------------
owner          OLD PAL                981545           22, 32       goods        4/2/74          USA
-------------------------------------------------------------------------------------------------------------
owner          OLD PAL                798497           22           goods        11/9/65         USA
-------------------------------------------------------------------------------------------------------------
owner          OLD PAL                162562           n/a          goods        5/2/69          Canada
-------------------------------------------------------------------------------------------------------------
owner          OLD PAL                244265           n/a          goods        5/2/80          Canada
-------------------------------------------------------------------------------------------------------------
owner          PET DOME               1967703          18, 19       goods        4/16/96         USA
-------------------------------------------------------------------------------------------------------------
owner          PET ESCORT             2042064          18           goods        3/4/97          USA
-------------------------------------------------------------------------------------------------------------
owner          PET PORTER             1305901          18           goods        11/20/84        USA
               (stylized)
-------------------------------------------------------------------------------------------------------------
owner          PET TAXI               1346155          18           goods        7/2/85          USA
               (stylized)
-------------------------------------------------------------------------------------------------------------
owner          PET-MATE               1371337          21           goods        11/19/85        USA
-------------------------------------------------------------------------------------------------------------
owner          PETMATE                409575           n/a          goods        3/12/93         Canada
-------------------------------------------------------------------------------------------------------------
owner          PETMATE                2042829          16, 19, 20,  goods        3/11/97         USA
                                                       21, 28
-------------------------------------------------------------------------------------------------------------
owner          PETMATE (logo)         2042828          16, 19, 20,  goods        3/11/97         USA
                                                       21, 28
-------------------------------------------------------------------------------------------------------------

                                  Annex B-1-2

=============================================================================================================
NATURE OF       REGISTERED            REGISTRATION     INT'L CLASS  GOODS OR     REGISTRATION    COUNTRY OF
INTEREST        TRADEMARK             NUMBER           COVERED      SERVICES     DATE            REGISTRATION
-------------------------------------------------------------------------------------------------------------
owner           PETMATE & DESIGN      1638366          16           goods        3/19/91         USA
-------------------------------------------------------------------------------------------------------------
owner           PETMATE & DESIGN      1629183          18           goods        12/25/90        USA
-------------------------------------------------------------------------------------------------------------
owner           PETMATE & DESIGN      1629184          18           goods        12/25/90        USA
-------------------------------------------------------------------------------------------------------------
owner           PETMATE & DESIGN      1629207          20           goods        12/25/90        USA
-------------------------------------------------------------------------------------------------------------
owner           PETMATE & DESIGN      1629214          21           goods        12/25/90        USA
-------------------------------------------------------------------------------------------------------------
owner           PETMATE PETBARN       2067510          18, 19       goods        6/3/97          USA
-------------------------------------------------------------------------------------------------------------
owner           PETMATE PETDOME       1967703          18, 19       goods        4/16/96         USA
-------------------------------------------------------------------------------------------------------------
owner           PRODUCT               1987755          28           goods        7/16/96         USA
                CONFIGURATION
                (Small Cat Circle)
-------------------------------------------------------------------------------------------------------------
owner           PRODUCT               1987756          28           goods        7/16/96         USA
                CONFIGURATION
                (Large Cat Circle)
-------------------------------------------------------------------------------------------------------------
owner           SEAL-TIGHT            1838387          9            goods        5/31/94         USA
-------------------------------------------------------------------------------------------------------------
owner           SKY KENNEL            950176           3            goods        1/9/73          USA
                (stylized)
-------------------------------------------------------------------------------------------------------------
owner           SLEEPY HOLLOW         2022604          20           goods        12/10/96        USA
-------------------------------------------------------------------------------------------------------------
owner           TACKLE BOX (logo)     1155738          28           goods        5/26/81         USA
-------------------------------------------------------------------------------------------------------------
owner           TACKLE-LOCKER         2085908          28           goods        8/5/97          USA
-------------------------------------------------------------------------------------------------------------
owner           TIP 'N TOTTER         2048354          28           goods        3/25/97         USA
-------------------------------------------------------------------------------------------------------------
owner           TROTLINE              1512200          28           goods        11/8/88         USA
-------------------------------------------------------------------------------------------------------------
owner           VARI KENNEL           1585672          18           goods        3/6/90          USA
-------------------------------------------------------------------------------------------------------------
owner           DOGLOO                1,526,929        Principal    goods        2/28/89         USA
-------------------------------------------------------------------------------------------------------------
owner           DOGLOO                1,631,630        20           goods        1/15/91         USA
-------------------------------------------------------------------------------------------------------------
owner           PET SHELTER MAT       1,637,628        20           goods        3/12/91         USA
-------------------------------------------------------------------------------------------------------------
owner           SNUGGLYLOO            1,730,342        20           goods        11/3/92         USA
-------------------------------------------------------------------------------------------------------------
owner           CAT TEE PEE DLX       1,781,449        20           goods        7/13/93         USA
-------------------------------------------------------------------------------------------------------------
owner           DOG TEE PEE           1,781,450        20           goods        7/13/93         USA
-------------------------------------------------------------------------------------------------------------
owner           CAT TEE PEE           1,685,060        20           goods        11/19/91        USA
-------------------------------------------------------------------------------------------------------------
owner           DOG TEE PEE           1,685,059        20           goods        11/19/91        USA
-------------------------------------------------------------------------------------------------------------
owner           RUFF HAUZ             1,791,632        19           goods        9/7/93          USA
-------------------------------------------------------------------------------------------------------------
owner           DINGHYLOO             1,713,721        20           goods        9/8/92          USA
-------------------------------------------------------------------------------------------------------------
owner           DINGHYLOO             1,736,621        20           goods        12/1/92         USA
-------------------------------------------------------------------------------------------------------------
owner           CAT TEE PEE           1,781,451        20           goods        7/13/93         USA
-------------------------------------------------------------------------------------------------------------
owner           DOG TEE PEE DLX       1,781,452        20           goods        7/13/93         USA
-------------------------------------------------------------------------------------------------------------
owner           INNOVATORS IN PET     1,789,413        19, 20       goods        8/24/93         USA
                COMFORT
-------------------------------------------------------------------------------------------------------------
owner           AUTOLOO               1,764,544        20           goods        4/13/93         USA
-------------------------------------------------------------------------------------------------------------

                                  Annex B-1-3

=============================================================================================================
NATURE OF       REGISTERED            REGISTRATION     INT'L CLASS  GOODS OR     REGISTRATION    COUNTRY OF
INTEREST        TRADEMARK             NUMBER           COVERED      SERVICES     DATE            REGISTRATION
-------------------------------------------------------------------------------------------------------------
owner           DOG KABIN             1,824,411        19           goods        3/1/94          USA
-------------------------------------------------------------------------------------------------------------
owner           FURRARI               1,842,378        18           goods        8/28/94         USA
-------------------------------------------------------------------------------------------------------------
owner           INNOVATOR             1,873,300        21           goods        1/10/95         USA
-------------------------------------------------------------------------------------------------------------
owner           BA BA LOO             1,832,234        20           goods        4/19/94         USA
-------------------------------------------------------------------------------------------------------------
owner           WOOLY WOOLY           1,858,175        20           goods        10/11/94        USA
-------------------------------------------------------------------------------------------------------------
owner           BARNEY                2,012,169        20           goods        10/29/96        USA
-------------------------------------------------------------------------------------------------------------
owner           BRIK HAUZ             1,904,998        19           goods        7/11/95         USA
-------------------------------------------------------------------------------------------------------------
owner           BLUES                 1,845,627        20           goods        7/19/94         USA
-------------------------------------------------------------------------------------------------------------
owner           CHEW LOO              1,922,233        28           goods        9/26/95         USA
-------------------------------------------------------------------------------------------------------------
owner           CAT-A-TRAIL           1,877,658        20           goods        2/7/95          USA
-------------------------------------------------------------------------------------------------------------
owner           DOGLOO                TMA456, 571                   goods        4/19/96         Canada
                                      App#
                                      751, 658
-------------------------------------------------------------------------------------------------------------
owner           DOGLOO II             2,074,208        20           goods        6/24/97         USA
-------------------------------------------------------------------------------------------------------------
owner           DOGLOO III            2,034,161        20           goods        1/28/97         USA
                (INDIGO)
-------------------------------------------------------------------------------------------------------------
owner           INDIGO                2,058,702        19           goods        5/6/97          USA
-------------------------------------------------------------------------------------------------------------
owner           BAUX'R                1,993,366        19           goods        8/13/96         USA
-------------------------------------------------------------------------------------------------------------
owner           CAT TEE PEE           T-11,168         3            goods        10/2/91         USA
                GEORGIA ST. TM
-------------------------------------------------------------------------------------------------------------
owner           CAT TEE PEE           T-11,154         32           goods        10/2/91         USA
                GEORGIA ST. TM
-------------------------------------------------------------------------------------------------------------
owner           CAT TEE PEE           T-11,155         32           goods        10/2/91         USA
                GEORGIA ST. TM
-------------------------------------------------------------------------------------------------------------
owner           CAT TEE PEE           T-11,153         3            goods        10/2/91         USA
                GEORGIA ST. TM
-------------------------------------------------------------------------------------------------------------
owner           DOGLOO                284,298          20, 21       goods        7/16/97         Uruguay
================================================================================================================

                                  Annex B-1-4

                                   ANNEX B-2
                                   ---------

                             Trademark Applications
                             ----------------------

=============================================================================================================================
NATURE OF           TRADEMARK APPLICATION RELATES TO      SERIAL NO.     INT' L       GOODS OR    DATE OF         COUNTRY OF
INTEREST            FOLLOWING TRADEMARK                      NO.         CLASS        SERVICES    APPLICATION     APPLICATION
                                                                         COVERED
-----------------------------------------------------------------------------------------------------------------------------
owner               CABIN KENNEL (STYLIZED                99059/93       18           goods                       Japan
-----------------------------------------------------------------------------------------------------------------------------
owner               CAT TRACK                             99062/93       28           goods       12/1/95         Japan
-----------------------------------------------------------------------------------------------------------------------------
owner               DOSKOCIL                              75/032730      9, 10, 13,   goods       12/14/95        USA
                                                                         16, 20, 21
-----------------------------------------------------------------------------------------------------------------------------
owner               DOSKOCIL                              708921         9, 13, 16,   goods       5/20/96         Australia
                                                                         20, 21, 28
-----------------------------------------------------------------------------------------------------------------------------
owner               DRI-LOC                               75/108039      13, 21, 28   goods       5/22/96         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               DRI-LOC                               829648         n/a          goods       11/22/96        Canada
-----------------------------------------------------------------------------------------------------------------------------
owner               GUN GUARD & DESIGN                    74/619548      13           goods                       USA
-----------------------------------------------------------------------------------------------------------------------------
owner               HOMESTEAD                             75/165529      20           goods       9/11/96         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               MFS                                   75/079590      28           goods       3/27/96         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               MFS                                   829650         n/a          goods       11/20/96        Canada
-----------------------------------------------------------------------------------------------------------------------------
owner               PET CAB                               75/105974      20           goods       5/16/96         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               PET TAXI (stylized)                   99063/93       18           goods       9/29/93         Japan
-----------------------------------------------------------------------------------------------------------------------------
owner               PET-MATE                              99065/93       21           goods       9/29/93         Japan
-----------------------------------------------------------------------------------------------------------------------------
owner               PETMATE                               702179         20, 21       goods       2/9/96          Australia
-----------------------------------------------------------------------------------------------------------------------------
owner               PRO GUARD                             75/272076      28           goods       4/9/97          USA
-----------------------------------------------------------------------------------------------------------------------------
owner               SPECTRUM POLYMERS                     75/167005      1, 42        goods       9/13/96         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               S & DESIGN                            75/222601      42           goods       12/20/96        USA
-----------------------------------------------------------------------------------------------------------------------------
owner               SPECTRACOOL                           75/287318      1            goods       5/6/97          USA
-----------------------------------------------------------------------------------------------------------------------------
owner               SPECTRAGLIDE                          75/287324      1            goods       5/6/97          USA
-----------------------------------------------------------------------------------------------------------------------------
owner               VARI KENNEL                           99061/93       18           goods       9/29/93         Japan
-----------------------------------------------------------------------------------------------------------------------------
owner               WOODSTONE MANOR                       75/165511      19           goods       9/11/96         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               PETPOURRI                             74/506,766     20, 5        goods       3/29/94         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               INNOVATOR                             74/463,798     18           goods       11/29/93        USA
-----------------------------------------------------------------------------------------------------------------------------
owner               FURRARI                               74/463,797     18           goods       11/29/93        USA
-----------------------------------------------------------------------------------------------------------------------------
owner               FURRELLI                              74/523,368     18           goods       4/26/94         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               FURRINI                               74/517,522     18           goods       4/26/94         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               PETLOO                                74/576,155     19, 20, 21   goods       9/20/94         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               CATLOO                                75/976,232     19, 20, 21   goods       9/20/94         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               BIRDLOO                               74,570,864     19, 21, 28   goods       9/7/94          USA
-----------------------------------------------------------------------------------------------------------------------------

                                  Annex B-2-1

=============================================================================================================================
NATURE OF           TRADEMARK APPLICATION RELATES TO      SERIAL NO.     INT' L       GOODS OR    DATE OF         COUNTRY OF
INTEREST            FOLLOWING TRADEMARK                      NO.         CLASS        SERVICES    APPLICATION     APPLICATION
                                                                         COVERED
-----------------------------------------------------------------------------------------------------------------------------
owner               KIDLOO                                74,570,790     28           goods       9/7/94          USA
-----------------------------------------------------------------------------------------------------------------------------
owner               CAPE COD                              74,580,496     20           goods       9/3/94          USA
-----------------------------------------------------------------------------------------------------------------------------
owner               AVIATOR                               74,589,063     18           goods       10/21/94        USA
-----------------------------------------------------------------------------------------------------------------------------
owner               LEBISTRO                              75,242,288     31           goods       2/14/97         USA
-----------------------------------------------------------------------------------------------------------------------------
owner               AN ACTIVE IMAGINATION                 75/252,166     18, 20, 25,  goods       3/4/97          USA
                                                                         28
-----------------------------------------------------------------------------------------------------------------------------
owner               DESIGN LOTO STYLIZED IGLOO            75/252,226     20, 21       goods       3/4/97          USA
-----------------------------------------------------------------------------------------------------------------------------
owner               DOGLOO                                338,288        20, 21       goods       7/23/96         Chile
-----------------------------------------------------------------------------------------------------------------------------
owner               DOGLOO                                COD/INK/       20           goods       2/19/97         Argentina
                                                          2070.975
-----------------------------------------------------------------------------------------------------------------------------
owner               European Comm. TMM Appl.              Pending        9, 18, 20,   goods       5/20/97         EU
                    STYLIZED LOGO IGLOO SHAPED                           21, 28
-----------------------------------------------------------------------------------------------------------------------------
owner               DOGLOO                                Pending                     goods                       Brazil
-----------------------------------------------------------------------------------------------------------------------------
owner               DOGLOO                                Pending                     goods                       Japan
-----------------------------------------------------------------------------------------------------------------------------
owner               CANADIAN TM APPL STYLIZED             Pending                     goods                       Canada
                    LOGO IGLOO SHAPED
=============================================================================================================================

                                   EXHIBIT A

                             REVOLVING CREDIT NOTE
                             ---------------------


Dallas, Texas               $__________________         September 19, 1997


     DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of _________________________________________ ("Lender"), at the principal office of
NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of ____________________________________________________________
($_____________), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     Principal of and interest on the unpaid principal balance of Revolving Credit Advances under this Revolving Credit Note (the "Note") from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Note is issued pursuant to and evidences Revolving Credit Advances under a Credit Agreement, dated as of September 19, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Agent, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Note when due.

     THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), AND OF THE UNITED STATES OF AMERICA. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                              DOSKOCIL MANUFACTURING COMPANY, INC.


                              By:
                                    Name:
                                    Title:

                                   EXHIBIT B


                           FACILITY A TERM LOAN NOTE
                           -------------------------


Dallas, Texas          $ ______________________      September 19, 1997


     DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of _____________________________________ ("Lender"), at the principal office of
NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of ____________________________________________________________
___________________________ ($______________), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     Principal of and interest on the unpaid principal balance of Facility A Term Loan Advances under this Facility A Term Loan Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Facility A Term Loan Note is issued pursuant to and evidences Facility A Term Loan Advances under a Credit Agreement, dated as of September 19, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Agent, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Facility A Term Loan Note when due.

     THIS FACILITY A TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), AND OF THE UNITED STATES OF AMERICA. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS FACILITY A TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS.

     THIS FACILITY A TERM LOAN NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       DOSKOCIL MANUFACTURING COMPANY, INC.



                                       By:
                                           Name:
                                           Title:

                                   EXHIBIT C


                           FACILITY B TERM LOAN NOTE
                           -------------------------


Dallas, Texas        $ ______________________        September 19, 1997


     DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of _________________________ ("Lender"), at the principal office of NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of _________________ ____________________________________________________________ ($______________),
or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     Principal of and interest on the unpaid principal balance of Facility B Term Loan Advances under this Facility B Term Loan Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Facility B Term Loan Note is issued pursuant to and evidences Facility B Term Loan Advances under a Credit Agreement, dated as of September 19, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Agent, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Facility B Term Loan Note when due.

     THIS FACILITY B TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), AND OF THE UNITED STATES OF AMERICA. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS FACILITY B TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS.

     THIS FACILITY B TERM LOAN NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       DOSKOCIL MANUFACTURING COMPANY, INC.



                                       By:
                                          Name:
                                          Title:

                                   EXHIBIT D




                               SECURITY AGREEMENT

                                    Between

                      DOSKOCIL MANUFACTURING COMPANY, INC.
                                   as Debtor

                                      and
                           NATIONSBANK OF TEXAS, N.A.
                            as Administrative Agent

                               September 19, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                   Page
                                                                   ----
                                   I.  GRANT
                                       -----
   1.1.   Assignment and Grant of Security.........................   1
   1.2.   Description of Obligations...............................   4
   1.3.   Debtor Remains Liable....................................   5
   1.4.   Delivery of Security and Instrument Collateral...........   5

                      II.  REPRESENTATIONS AND WARRANTIES
                           ------------------------------

   2.1.   Representations and Warranties...........................   5

                                III.  COVENANTS
                                      ---------
   3.1.   Further Assurances.......................................   7
   3.2.   Equipment, Fixtures and Inventory........................   8
   3.3.   Insurance................................................   9
   3.4.   Place of Perfection; Records; Collection of
          Receivables, Chattel Paper and Instruments...............   10
   3.5.   Transfers and Other Liens................................   11
   3.6.   Rights to Dividends and Distributions....................   11
   3.7.   Right of Administrative Agent to Notify Issuers..........   12
   3.8.   Administrative Agent Appointed Attorney-in-Fact..........   12

                 IV.  RIGHTS AND POWERS OF Administrative Agent
                      -----------------------------------------

   4.1.   Administrative Agent May Perform.........................   13
   4.2.   Administrative Agent's Duties............................   13
   4.3.   Remedies.................................................   13
   4.4.   Further Approvals Required...............................   16
   4.5.   Indemnity and Expenses...................................   16

                               V.  MISCELLANEOUS
                                   -------------

   5.1.   Cumulative Rights........................................   17
   5.2.   Modifications; Amendments; Etc...........................   17
   5.3.   Continuing Security Interest.............................   17
   5.4.   GOVERNING LAW; TERMS.....................................   17
   5.5.   WAIVER OF JURY TRIAL.....................................   18
   5.6.   Administrative Agent's Right to Use Agents...............   18
   5.7.   No Interference, Compensation or Expense.................   18
   5.8.   Waivers of Rights Inhibiting Enforcement.................   18
   5.9.   Notices and Deliveries...................................   18
          (a)  Manner of Delivery..................................   18
          (b)  Addresses...........................................   19
          (c)  Effectiveness.......................................   19
   5.10.  Successors and Assigns...................................   20
   5.11.  Loan Document............................................   20
   5.12.  Consent to Jurisdiction; Waiver of Immunities............   20

   5.13.  Severability.............................................   20
   5.14.  Obligations Not Affected.................................   20
   5.15.  Counterparts.............................................   21
   5.16.  No Novation..............................................   21
          -----------
   5.17.  ENTIRE AGREEMENT.........................................   21

SCHEDULES:

     Schedule 1     - Equipment, and Inventory Locations
     Schedule 2     - Trade Names
     Schedule 3     - Restricted Accounts
     Schedule 4     - Rolling Stock

                               SECURITY AGREEMENT


     SECURITY AGREEMENT (this "Agreement"), dated as of September 19, 1997, made by Doskocil Manufacturing Company, Inc., a Texas corporation ("Debtor"), in favor of NationsBank of Texas, N.A., a national banking association, as Administrative Agent ("Administrative Agent") for itself and each other lender a party to the Credit Agreement described below (singly, a "Secured Party", and collectively, the "Secured Parties").


                                  BACKGROUND:
                                  ----------

     (1) Debtor, Administrative Agent and Secured Parties entered into the Credit Agreement dated as of September 19, 1997 (as the same may hereafter be supplemented, amended, modified and restated from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

     (2) It is the intention of the parties hereto that this Agreement create a first priority security interest securing the payment of the obligations set forth in Section 1.2 hereof, subject only to Permitted Liens as provided in the
         -----------
Loan Documents.

     (3) It is a condition precedent to the obligation of the Secured Parties to make the Advances, and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement that Debtor shall have executed and delivered this Agreement.


                                   AGREEMENT.
                                   ---------

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Secured Parties to make the Advances and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement, Debtor hereby agrees with Administrative Agent for its benefit and the ratable benefit of Secured Parties, as hereinafter set forth.


                                   I.  GRANT
                                       -----

     1.a. Assignment and Grant of Security. Debtor hereby assigns, pledges, hypothecates and transfers to Administrative Agent, for its benefit and the ratable benefit of Secured Parties, and hereby grants to Administrative Agent, for its benefit and the ratable benefit of Secured Parties, a security interest in, the entire right, title and interest of Debtor, in and to the following assets of Debtor, whether now owned or hereafter acquired ("Collateral"):

     (a) all writings which evidence both a monetary obligation and a security interest in or a lease of specific goods ("Chattel Paper");

     (b) all documents, warehouse receipts, bills of lading, including, without limitation, documents of title (as defined in the UCC) or other receipts covering, evidencing or representing collateral ("Documents");

     (c) all equipment (as defined in the UCC), and (whether or not included in such definition) all vehicles, tractors, trailers, rolling stock, machinery, chattels, tools, parts, furniture, furnishings, and supplies, of every nature, wherever located, all additions, accessories and improvements thereto and substitutions therefor and all accessories, parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, together with all accessions thereto, and all rights under or arising out of present or future contracts relating to the foregoing, excluding, however, any such Equipment or other property which is financed with Indebtedness permitted to be incurred pursuant to Sections 7.1(c) and 7.1(h) of the Credit Agreement ("Equipment");

     (d) all equipment, fixtures and articles of personal property now or hereafter attached to or used in or about any building or buildings now erected or hereafter to be erected on any real property now or hereafter owned or leased by Debtor (the "Property"), which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected; all materials to be delivered to the Property and used or to be used in connection with the construction of any building to be constructed on the Property, including, but not limited to, all masonry, siding, roof shingles, flooring, doors, windows, tile, shutters, stoves, ovens, awnings, screens, cabinets, shades, blinds, carpets, draperies, furniture, furnishings, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, cooking, laundry and incinerating equipment and all fixtures and appurtenances thereto, and such other goods and chattels and personal property as are ever used or furnished in operating such buildings or the activities conducted therein, and all building materials and equipment now or hereafter delivered to the Property and intended to be installed thereon ("Fixtures");

     (e) all general intangibles (as defined in the UCC), and (whether or not included in such definition) all contract rights; all trade secrets, inventions, processes, production methods, proprietary information and know-how; and all licenses or other agreements granted to Debtor with respect to any of the foregoing (excluding, however, any such licenses or agreements which prohibit the assignment thereof or the granting of a security interest therein or are otherwise terminated or rendered void as a result thereof); all information, advertising lists, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, telephone numbers and telephone listings, catalogs, books, records, computer and automatic machinery software and programs, and the like pertaining to operations by or the business of Debtor; all field accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all licenses, consents, permits, variances, certifications and approvals of all Tribunals now or hereafter held by Debtor pertaining to operations or business now or hereafter conducted; all rights to receive return of deposits and trust payments; all rights to payment under letters of credit and similar agreements; and all causes of action, rights, claims and warranties now or hereafter owned or acquired by Debtor ("General Intangibles");

     (f) all instruments and letters of credit (each as defined in the UCC, and (whether or not included in such definitions) all promissory notes, drafts, bills of exchange and trade acceptances ("Instruments");

     (g) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Debtor has an interest or right as consignee but only to the extent of Debtor's interest therein), and (iii) goods which are returned to or repossessed by Debtor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

     (h) all accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, tax refunds (including, without limitation, all federal and state income tax refunds and benefits of net operating loss carry forwards) and other obligations of any kind owing to Debtor, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles and obligations being the "Receivables");

     (i) all agreements with each manufacturer, vendor, sales agent, sales representative and each other Person pursuant to which Debtor receives, maintains, sells, leases or otherwise disposes of Inventory, including all agreements permitting the use of each such Person's name, logo, trademarks, tradenames and advertising ("Vendor Agreements");

     (j) all right, title and interest of Debtor in, to and under each contract and other agreement relating to the lease, sale or other disposition of Collateral;

     (k) all rights, claims and benefits of Debtor against any Person arising out of, relating to or in connection with Collateral purchased by Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Collateral;

     (l) the balance of every deposit account of Debtor under control of Administrative Agent and each other Secured Party and each of their respective Affiliates and any other claim of Debtor against Administrative Agent and each other Secured Party, now or hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Debtor which at any time shall come into the possession or custody or under the control of Administrative Agent or any Secured Party or any of its agents, affiliates or correspondents, for any purpose, and the proceeds of any thereof (Administrative Agent and each other Secured Party shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents, affiliates or correspondents).

     (m) 100% of the issued and outstanding capital stock of each Domestic Subsidiary of Debtor, together with all Dividends, cash, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof, and any subscription rights or warrants to acquire any interest in such Subsidiary;

     (n) 65% of the issued and outstanding capital stock of each Foreign Subsidiary of Debtor, together with all Dividends, cash, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof and any subscription rights or warrants to acquire any interest in such Subsidiary;

     (o) all insurance policies and bonds and claims and payments under any Collateral;

     (p) all property similar to the above hereafter acquired by Debtor; and

     (q) all accessions to, substitutions for and replacements, proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this
Section 1.1) and, to the extent not otherwise included, all (i) payments under
-----------
insurance (whether or not Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     1.b. Description of Obligations. This Agreement creates a first priority security interest in the Collateral, subject only to Permitted Liens as provided in the Loan Documents, to secure the payment and performance of any and all obligations now or hereafter existing of Debtor, each other Obligor and any other Person under the Credit Agreement and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, reimbursement obligations, indemnification or otherwise (all such obligations of Debtor, each other Obligor and each other Person being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Debtor, each other Obligor and any other Person to Administrative Agent or any Secured Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving Debtor, any other Obligor or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Debtor, any other Obligor or any other Person under any Debtor Relief Law). Notwithstanding anything herein to the contrary, the Obligations secured hereby shall be limited to an aggregate amount which is equal to the largest amount that would not render the Lien granted herein subject to avoidance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law.

     1.c. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Agent of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) neither Administrative Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     1.d. Delivery of Security and Instrument Collateral. All certificates (except certificates of title with respect to motor vehicles shall only be required to be delivered upon request of Administrative Agent) or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Administrative Agent. Administrative Agent shall have the right, as provided in
Section 3.6, after the occurrence, and during the continuance, of an Event of
-----------
Default, but without any requirement for prior written notice to Debtor, to transfer to or to register in the name of Administrative Agent or any of its nominees any or all of such Collateral. In addition, Administrative Agent shall have the right at any time after the occurrence, and during the continuance, of an Event of Default to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations. Except as provided in Section 3.8(d), Debtor maintains the
                                      --------------
voting rights in the Securities Collateral (as defined below) which was granted in the Securities Collateral pursuant to Section 1.1(m) and (n).
                                         --------------     ---


                      II.  REPRESENTATIONS AND WARRANTIES
                           ------------------------------

     2.a. Representations and Warranties. Debtor represents and warrants to Administrative Agent and each Secured Party, with respect to itself and the Collateral, as follows:

     (a) All of the Equipment, Fixtures and Inventory pledged by Debtor hereunder are located at the places specified on Schedule 1 hereto (as
                                                 ----------
supplemented from time to time by Debtor by written notice to Administrative Agent) or in transit to a place specified on Schedule 1 hereto (as supplemented
                                             ----------
from time to time by Debtor by written notice to Administrative Agent) or in transit for sale to a third-party purchaser that upon such sale will become the obligor under a Receivable or promptly pay for such Equipment, Fixtures and Inventory. The chief place of business and chief executive office of Debtor and the office where Debtor keeps all of its records concerning the Receivables, are located at the place specified on Schedule 1 hereto. Schedule 1 is a complete
                                  ----------          ----------
and correct list of, as to any leased property on which any Collateral is located, the lease or other agreement (and all amendments thereto) pursuant to which Debtor has use of such property (complete and correct copies of which have been provided to Administrative Agent), the lessor pursuant to such agreement, the recording information for such agreement, the description of such property sufficient for recording and the name of the record owner of such property. All Chattel Paper, promissory notes or other instruments evidencing the Receivables (excluding checks) have been delivered and pledged to Administrative Agent duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. All Equipment of Debtor consisting of vehicles, tractors, trailers and other rolling stock with a net book value of $15,000 or more are identified on Schedule 4.
                                  ----------

     (b) Debtor is the legal and beneficial owner of the Collateral pledged by it free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and permitted pursuant to Section 7.2 of the Credit Agreement and any other Lien
                      -----------
permitted by the Credit Agreement. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Agent relating to this Agreement and with respect to any Lien permitted by the Credit Agreement. As of the date hereof, Debtor has the trade names set forth on Schedule 2 (and no others). To the best of Debtor's knowledge, Debtor
   ----------
(including any corporate or partnership predecessor) has not existed or operated under any name other than as stated on Schedule 2 since the date three years
                                       ----------
preceding the date of this Agreement.

     (c) This Agreement and the pledge of the Collateral pursuant hereto, together with the filing of financing statements containing the description of the Collateral in the jurisdictions set forth on Schedule 1, which will be made
                                                 ----------
immediately following the date of closing, creates a valid and perfected first priority security interest in the Collateral in which a security interest can be perfected by filing a UCC financing statement, securing the payment of the Obligations; provided that additional actions may be required with respect to
             --------
the perfection of proceeds of the Collateral; further provided that Secured
                                              ------- --------
Party retains physical possession of any Collateral, the possession of which is required for perfection.

     (d) No consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any Tribunal is required (i) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest as provided herein) (except for the filing of financing and continuation statements under the UCC, fixture filings and filings with the United States Patent and Trademark Office) or (iii) for the exercise by Administrative Agent of the rights provided for in this Agreement (except for consents of landlords pursuant to the Landlords' Waivers and as otherwise required by law, including pursuant to Section 4.4 of this Agreement).
                                       -----------

     (e) None of the Collateral described in Sections 1.1(m) and 1.1(n)
                                             ---------------     ------
("Securities Collateral") is subject to any unpaid capital call or dispute, any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement except to the extent permitted by the Credit Agreement. All of the Securities Collateral are duly authorized, validly issued and non-assessable and were not issued in violation of the Rights of any Person.

     (f) All Inventory produced in the United States of America has been produced in substantial compliance with the Fair Labor Standards Act.


                                III.  COVENANTS
                                      ---------

     3.a. Further Assurances. (a) Debtor agrees that where any agreement existing as of the date hereof or hereafter to which Debtor is a party contains any restriction that could reasonably be expected to prohibit Debtor from granting any security interest under this Agreement, Debtor will use its best efforts to obtain the necessary consent to or waiver of such restriction from any Person so as to enable Debtor to effectively grant to Administrative Agent such security interest under this Agreement.

     (b) Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents (including supplements to all schedules), and take all further action, that may be necessary or desirable, and that Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, upon reasonable written request by Administrative Agent, Debtor will: (i) mark conspicuously each Chattel Paper included in Receivables, and, at the reasonable request of Administrative Agent, each of its records pertaining to the Collateral with the following legend:

     THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED SEPTEMBER 19, 1997 (AS THE SAME HAS BEEN AND MAY HEREAFTER BE AMENDED, MODIFIED OR RESTATED) MADE BY DOSKOCIL MANUFACTURING COMPANY, INC. IN FAVOR OF NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT FOR CERTAIN LENDERS, AND PURSUANT TO A CREDIT AGREEMENT DATED AS OF SEPTEMBER 19, 1997 (AS THE SAME HAS BEEN AND MAY HEREAFTER BE AMENDED, MODIFIED OR RESTATED)
or such other legend, in form and substance reasonably satisfactory to and as specified by Administrative Agent, indicating that such Chattel Paper or Collateral is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or be Chattel Paper, deliver and pledge to Administrative Agent hereunder such note, instrument or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Administrative Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (c) In addition to such other information as shall be specifically provided for herein, Debtor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other lists, documents, reports, and product, service and sales documents in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail. In connection with its enforcement of the security interest, Administrative Agent may use such information or transfer it to any assignee permitted hereunder for such assignee's use.

     (d) Debtor hereby authorizes Administrative Agent to file one or more financing or continuation statements relating to all or any part of the Collateral without the signature of Debtor where permitted by law provided Administrative Agent shall give reasonably prompt notice of any such filings to Debtor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (e) Debtor will not, and will not permit any Person to, materially revise, modify, amend or restate the articles of incorporation of any corporation the stock or other interest in which is Collateral or the partnership, joint venture or other organizational document of any partnership or joint venture any interest in which is Collateral or terminate, cancel or dissolve any such Person, except as permitted under the Credit Agreement.

     3.b. Equipment, Fixtures and Inventory.

     (a) Debtor shall not keep the Equipment, Fixtures and Inventory pledged by it hereunder (other than Inventory sold in the ordinary course of business) in any location other than the places specified in Schedule 1 unless the Debtor has
                                                ----------
delivered to Administrative Agent a financing statement for such Equipment, Fixtures and Inventory kept by Debtor at such location or such other documentation in the opinion of Administrative Agent which is necessary to properly perfect or maintain the perfection of the security interest granted herein in such Collateral.

     (b) Debtor shall cause the Equipment and Fixtures pledged by it hereunder that are necessary for Debtor's business to be maintained and preserved in the same condition, repair and working order as when purchased, ordinary wear and tear excepted in accordance with Debtor's past practices, and shall forthwith, or in the case of any material loss or damage to any of the Equipment or Fixtures as quickly as practicable after the occurrence thereof, make or cause to be made all reasonable repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Debtor shall promptly furnish to Administrative Agent a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $150,000 for any fiscal year to any of the Equipment pledged by it hereunder. Debtor shall promptly furnish to Administrative Agent a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $150,000 for any fiscal year to any of the Inventory pledged by it hereunder.

     (c) Debtor shall comply with all requirements of the Fair Labor Standards Act.

     3.c. Insurance. Debtor shall, at its own expense, maintain insurance with respect to the Collateral in accordance with the terms set forth in Section 5.5
                                                                    -----------
of the Credit Agreement. Debtor further covenants and agrees to keep the Collateral which is Inventory, Equipment, Fixtures and other tangible personal property insured in such amounts, against such risks and with such insurers as is consistent with customary industry practice, provided that none of such insurance shall be in amounts less than the greater of (i) the replacement value and (ii) the original cost of the covered property (less any deduction standard in the industry for such type of property), subject in the case of any property damage insurance to normal and customary rights granted in the ordinary course of business to (A) any landlord (with respect to the property covered by any lease), (B) in the case of any equipment financing, to any equipment lessor or lender (with respect to the equipment covered thereby), or (C) mortgagees of any real property. All such policies of insurance shall be written for the benefit of Administrative Agent and Debtor, as their interests may appear, and shall provide for at least thirty days' prior written notice of cancellation or change of coverage to Administrative Agent. Debtor shall promptly furnish to Administrative Agent evidence of such insurance in form and content satisfactory to Administrative Agent. If Debtor fails to maintain the insurance it is required to maintain with respect to the Collateral in accordance with this
Section 3.3, upon notice to Debtor, Administrative Agent may at its own option
-----------
obtain insurance on only Administrative Agent's interest in such Collateral, any premium thereby paid by Administrative Agent to become part of the Obligations, bear interest prior to the existence of an Event of Default, at the then applicable Base Rate

Basis, and during the existence of an Event of Default, at the Default Rate. In the event Administrative Agent maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by Debtor to Administrative Agent in accordance with any notice delivered to Debtor by Administrative Agent. Debtor hereby grants Administrative Agent a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Administrative Agent and in all proceeds of such insurance and hereby appoints Administrative Agent its attorney-in-fact (exercisable from and after the occurrence of an Event of Default which is continuing) to endorse any check or draft that may be payable to Debtor in order to collect such refunds or proceeds. Proceeds of insurance shall be applied as follows: first, to
                                                               -----
reimburse Administrative Agent for all costs and expenses, if any, including reasonable attorneys' fees, incurred in connection with the collection of such proceeds; second, if an Event of Default has not occurred and is continuing or
          ------
the amount of proceeds in respect of any one loss or damage does not exceed $750,000, the proceeds shall be used to repair or replace the Collateral and Debtor shall provide Administrative Agent with evidence satisfactory to Administrative Agent of such use; and third, if an Event of Default has occurred
                                      -----
and is continuing or the proceeds in respect of any one loss or damage is equal to or greater than $750,000, the proceeds shall, at Administrative Agent's direction, be used to repair or replace the Collateral or applied to the Obligations as provided in the Credit Agreement.

     3.d. Place of Perfection; Records; Collection of Receivables, Chattel Paper and Instruments.

     (a) Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all Chattel Paper and Instruments, at the location therefor specified in Section 2.1(a), in each case which may be changed upon written
             --------------
notice to the Administrative Agent at least 30 days prior to such change.
Debtor will hold and preserve such records and Chattel Paper and Instruments and will permit representatives of Administrative Agent at any time during normal business hours and after reasonable notice to inspect and make abstracts from and copies of such records and Chattel Paper and Instruments.

     (b) Except as otherwise provided in this Section 3.4(b), Debtor shall
                                              --------------
continue to collect, at its own expense, all amounts due or to become due Debtor under the Receivables, Chattel Paper and Instruments. In connection with such collections, Debtor may take (and, upon the occurrence and during the continuance of an Event of Default at Administrative Agent's direction, shall take) such action as Debtor or, after the occurrence and during the continuance of an Event of Default, Administrative Agent, may deem necessary or advisable to enforce collection of the Receivables, Chattel Paper and Instruments; provided,
                                                                      --------
however, that
-------

Administrative Agent shall have the right (upon an Event of Default which has occurred and is continuing and upon notice to Debtor) to notify the account debtors or obligors under any Receivables, Chattel Paper and Instruments of the assignment of such Receivables, Chattel Paper and Instruments to Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Administrative Agent and, upon such notification at the expense of Debtor, to enforce collection of any such Receivables, Chattel Paper and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done or as Administrative Agent deems appropriate. Upon the occurrence and during the continuance of an Event of Default, all amounts and proceeds (including Instruments) received by Debtor in respect of the Receivables, Chattel Paper and Instruments shall be received in trust for the benefit of Administrative Agent hereunder, shall be segregated from other funds of Debtor and, after receipt of notice from Administrative Agent, shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary indorsement) to be applied as provided in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, Debtor shall not adjust, settle or compromise the amount or payment of any Receivable, Chattel Paper or Instrument, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon other than those made in the ordinary course of business.

     3.e. Transfers and Other Liens. Debtor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreement, or (ii) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement (and except as provided for in the Credit Agreement).

     3.f. Rights to Dividends and Distributions. With respect to any certificates, bonds, or other instruments or securities constituting a part of the Collateral, Administrative Agent shall have authority during the continuance of an Event of Default, either to have the same registered in Administrative Agent's name or in the name of a nominee, and, with or without such registration, upon such notification to demand of the issuer thereof, and to receive and receipt for, any and all Dividends (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. If Debtor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a Dividend or a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral that is evidenced by a certificate or other instrument or security, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, Debtor agrees to accept the same as Administrative Agent's agent and to hold the same in trust on behalf of and for the benefit of Administrative Agent, and to deliver the same immediately to Administrative Agent in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Administrative Agent, subject to the terms hereof, as Collateral. Unless an Event of Default is in existence, Debtor shall be entitled to receive all cash Dividends paid in respect of any of the Collateral (subject to the restrictions of any other Loan Document). Upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall be entitled to all Dividends, and to any sums paid upon or in respect of any Collateral, and to any additional securities issued in respect of the Securities Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof, all of which shall be paid to Administrative Agent to be held by it as additional collateral security for the Obligations and application to the Obligations at the discretion of Administrative Agent. All Dividends paid or distributed in respect of the Collateral which are received by Debtor in violation of this Agreement shall, until paid or delivered to Administrative Agent, be held by Debtor in trust as additional Collateral for the Obligations.

     3.g. Right of Administrative Agent to Notify Issuers. At any time during the continuance of an Event of Default, Administrative Agent may notify issuers of the Securities Collateral to make payments of all Dividends directly to Administrative Agent and Administrative Agent may take control of all proceeds of any Securities Collateral. Until Administrative Agent elects to exercise such rights, during the continuance of an Event of Default, Debtor, as agent of Administrative Agent, shall collect and segregate all Dividends and other amounts paid or distributed with respect to the Securities Collateral. To the extent that Administrative Agent has notified any issuer of Securities Collateral of an Event of Default and such Event of Default is cured or otherwise waived, Administrative Agent shall promptly notify such issuer of such fact.

     3.h. Administrative Agent Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Administrative Agent Debtor's attorney-in-fact (exercisable from and after the occurrence of an Event of Default which is continuing), with full authority in the place and stead of Debtor and in the name of Debtor or otherwise to take any action and to execute any instrument which Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to obtain and adjust insurance required to be paid to Administrative Agent in accordance with Section 3.3,
                         -----------

     (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

     (c) to receive, indorse, and collect any drafts or other Instruments, documents and Chattel Paper, in connection with clauses (a) or (b) above, and

     (d) to file any claims or take any action or institute any proceedings which Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Administrative Agent with respect to any of the Collateral. DEBTOR HEREBY IRREVOCABLY GRANTS TO ADMINISTRATIVE AGENT DEBTOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY SECURITIES COLLATERAL AND APPOINTS ADMINISTRATIVE AGENT DEBTOR'S ATTORNEY-IN-FACT (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO PERFORM ALL OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF ADMINISTRATIVE AGENT'S RIGHTS HEREUNDER. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

     Secured Party shall not exercise any powers granted pursuant to this appointment as attorney-in-fact at any time that Debtor is fully performing its obligations hereunder. This appointment as attorney-in-fact shall terminate upon the termination of this Agreement pursuant to Section 5.3 hereof.
                                                   -----------


                 IV.  RIGHTS AND POWERS OF Administrative Agent
                      -----------------------------------------

     4.a. Administrative Agent May Perform. If Debtor fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Administrative Agent incurred in connection therewith shall be payable by Debtor under Section
                                                                        -------
4.5.
----

     4.b. Administrative Agent's Duties. The powers conferred on Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the duty to exercise reasonable care in respect of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Administrative Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property, except to the extent of any gross negligence or willful misconduct of the Administrative Agent. Except as provided in this Section 4.2, Administrative Agent shall not have any duty or
                 -----------
liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Administrative Agent, and Administrative Agent shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (ii) notify Debtor of any decline in the value of any Collateral.

     4.c. Remedies. If any Event of Default shall have occurred and be continuing:

     (a) Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC") (whether or not the UCC applies to the affected Collateral), and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral which is capable of being assembled as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Administrative Agent may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, ten days' written notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by Administrative Agent upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

     First:  To the payment of all reasonable out-of-pocket costs and expenses
     -----
     incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

     Second:  To the payment of the Obligations as provided in the Credit
     ------
     Agreement and in such order and in such manner consistent with Applicable Laws as Administrative Agent in its discretion shall decide (with Debtor remaining liable for any deficiency); and

     Third:  To the extent of the balance (if any) of such proceeds, to Debtor
     -----
     or other Person legally entitled thereto.

     (c) All payments received by Debtor under or in connection with any Collateral shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds of Debtor and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary indorsement).

     (d) Because of the Securities Act of 1933, as amended ("Securities Act"), and other laws, including without limitation state "blue sky" laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting Administrative Agent in any attempts to dispose of the Collateral and the enforcement of its rights hereunder. For these reasons, Administrative Agent is hereby authorized by Debtor, but not obligated, during the continuance of any Event of Default, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other law. Debtor clearly understands that Administrative Agent may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and sold in the open market. No sale so made in good faith by Administrative Agent shall be deemed to be not "commercially reasonable" because so made. Debtor agrees that in the event Administrative Agent shall, during the continuance of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, Administrative Agent shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Administrative Agent, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of actual fraud, such reliance shall be conclusive evidence that Administrative Agent handled such matter in a commercially reasonable manner under Applicable Law.

     (e) If Administrative Agent shall determine to exercise its right to sell any or all of the Collateral, and if in the opinion of counsel for Administrative Agent it is necessary, or if in the opinion of Administrative Agent it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, Debtor will, to the fullest extent it has the capability to do so, cause the issuers of the

Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at Debtor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Administrative Agent, advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as Administrative Agent may deem appropriate to facilitate the sale or other disposition of such Collateral from the date of the first public offering of the Collateral or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act. Debtor shall use its reasonable best efforts to cause each issuer of Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Administrative Agent shall designate and to cause each Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

     (f) i) Debtor will maintain the accounts listed as restricted and blocked accounts on Schedule 3 (the "Restricted Accounts") with Administrative
                 ----------
     Agent, in the name of Debtor, but such Restricted Accounts shall be under the sole control and dominion of Administrative Agent.

          ii) It shall be a term and condition of each Restricted Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Restricted Account, that no amount (including interest and other proceeds of the cash and other property in the Restricted Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, Debtor or any other Person from such Restricted Account.

          iii) After the occurrence and continuance of an Event of Default, Debtor will promptly instruct each account debtor in respect of Receivables arising from any sale of Inventory in the ordinary course of business to make payment to the Restricted Accounts.

Debtor understands and acknowledges that Administrative Agent may and permits Administrative Agent to remove amounts from the Restricted Accounts from time to time and use the amounts to reduce the Obligations.

     4.d. Further Approvals Required.

     (a) In connection with the exercise by Administrative Agent of its rights hereunder that effects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent or approval of Tribunals and other Persons to a transfer or assignment of Collateral.

     (b) Debtor hereby agrees, during the continuance of an Event of Default, to execute, deliver, and file, and hereby appoints Administrative Agent as its attorney-in-fact, during the continuance of an Event of Default, to execute, deliver, and file on Debtor's behalf and in Debtor's name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Administrative Agent's opinion, to obtain such consents, waivers, or approvals. Upon request by Administrative Agent, Debtor further agrees to use its reasonable best efforts to obtain the foregoing consents, waivers, and approvals, including receipt of consents, waivers, and approvals under applicable agreements prior to a Default or Event of Default. Debtor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.4 and that
                                                            -----------
such failure would not be adequately compensable in damages, and therefore agrees that this Section 4.4 may be specifically enforced. This appointment as
                 -----------
attorney-in-fact shall terminate upon the termination of this Agreement pursuant to Section 5.3 hereof.
   -----------

     4.e. Indemnity and Expenses. (a) Debtor agrees to indemnify Administrative Agent and each Secured Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), expressly including such claims, losses or liabilities arising out of mere negligence of Administrative Agent or any Secured Party, except claims, losses or liabilities as finally judicially determined by a court of competent jurisdiction to have resulted from Administrative Agent's or any Secured Party's gross negligence or willful misconduct.

     (b) Debtor will upon demand pay to Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Administrative Agent hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof.


                               V.  MISCELLANEOUS
                                   -------------

     5.a. Cumulative Rights. All rights of Administrative Agent and each other Secured Party under the Loan Documents are cumulative of each other and of every other right which Administrative Agent and each other Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

     5.b. Modifications; Amendments; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor here from, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent (and Debtor, in case of amendment), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.c. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the final payment in full of the Obligations and all amounts payable under this Agreement and (ii) the expiration or termination of the obligation of all Secured Parties to extend credit to Debtor and the expiration of all Letters of Credit, (b) be binding upon Debtor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Administrative Agent and its successors, transferees and assigns. Upon any such termination, Administrative Agent will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination. Debtor agrees that to the extent that Administrative Agent or any Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Administrative Agent or any Secured Party, to the extent that Administrative Agent or any Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Obligations payable upon demand by Administrative Agent or any Secured Party and secured hereby, and, if the lien and security interest hereof shall have been released, such lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such lien or security interest had ever occurred.

     5.D. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR

COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

     5.E. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT AND DEBTOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     5.f. Administrative Agent's Right to Use Agents. Administrative Agent may exercise its rights under this Agreement through an agent or other designee.

     5.g. No Interference, Compensation or Expense. Administrative Agent may exercise its rights under this Agreement (a) without resistance or interference by Debtor and (b) without payment of any rent, license fee or compensation of any kind to Debtor.

     5.h. Waivers of Rights Inhibiting Enforcement. To the extent not prohibited by Applicable Law, Debtor waives (a) any claim that, as to any part of the Collateral, a public sale, should Administrative Agent elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF ADMINISTRATIVE AGENT'S RIGHTS HEREUNDER and (c) all rights of redemption, appraisal, valuation or to the marshalling of assets.

     5.i. Notices and Deliveries.

     (a) Manner of Delivery. All notices and other communications provided for hereunder shall be in writing and mailed, telecopied or delivered by reputable overnight delivery service or by hand, if to the Debtor, addressed to it at its address specified on the signature pages hereof, if to the Administrative Agent, addressed to it at its address specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this
Section 5.9. All such notices and other communications shall, when mailed, telecopied, or delivered, be effective three days after being deposited in the mails, when telecopied with confirmation of receipt, or when delivered by reputable overnight delivery service or by hand to the addressee or its agent, respectively.

     (b) Addresses. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

     i)   if to Debtor, to it at:

          Doskocil Manufacturing Company, Inc.
          4209 Barnett
          Arlington, Texas 76017
          Telephone No.:  (817) 467-5116
          Telecopier No.: (817) 472-9810

          Attention: Donald J. Fritschen
                     Chief Financial Officer

          with a copy to:

          Westar Limited
          949 South Coast Drive, Suite 650
          Costa Mesa, California 92626
          Telephone No.:  (714) 481-5161
          Telecopier No.: (714) 481-5166

          Attention:     Steve Sebastian

     ii)  if to Administrative Agent, to it at:

          NationsBank of Texas, N.A.
          901 Main Street, 66th Floor
          Dallas, Texas 75202
          Telephone No.:   (214) 508-0962
          Telecopier No.:  (214) 508-2881

          Attention:     Harold R. Beattie, Jr.

or at such other address or, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

     (c) Effectiveness. Each notice, communication and any material to be given or delivered to Administrative Agent or Debtor pursuant to this Agreement shall be effective or deemed delivered or furnished (i) if sent by mail, on the fifth Business Day after such notice, communication or material is deposited in the mail, addressed as above provided, (ii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this Section 5.9 and the appropriate receipt is received or
                       -----------
otherwise acknowledged and

(iii) if sent by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided.

     5.j. Successors and Assigns. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     5.k. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     5.l. Consent to Jurisdiction; Waiver of Immunities.

     (a) Debtor hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Texas State courts sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement, and Debtor hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

     (b) Nothing in this section shall limit the right of Administrative Agent or any Secured Party to bring any action or proceeding against Debtor or its property in the courts of any other jurisdictions.

     (c) Any judicial proceeding by Debtor against Administrative Agent or any Secured Party involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement shall be brought only in a court in Dallas, Texas to the extent that jurisdiction may be effected against such Person in Dallas, Texas.

     5.m. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

     5.n. Obligations Not Affected. To the fullest extent permitted by Applicable Law, the obligations of Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

     (a) any amendment or modification or addition or supplement to any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

     (b) any exercise, non-exercise, or waiver by Administrative Agent or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Document;

     (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any other Loan Document or any assignment or transfer of any thereof; or

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Debtor, any other Obligor or any other Person, whether or not Debtor shall have notice or knowledge of any of the foregoing.

     5.o. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     5.p. No Novation.  The execution, delivery and effectiveness of this
          -----------
Agreement shall not discharge or release the Lien or priority of any security agreement, pledge agreement or other instrument securing the Debtor's obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any Collateral Documents (as defined in the Existing Credit Agreement) or the Liens granted hereby, all of which shall continue and remain in full force and effect, except as modified hereby, or by instrument executed concurrently herewith.

     5.q. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                 ============================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
                 ============================================

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                              DEBTOR:

                              DOSKOCIL MANUFACTURING COMPANY, INC.



                              By:
                                    Name:
                                    Title:


                              ADMINISTRATIVE AGENT:

                              NATIONSBANK OF TEXAS, N.A.


                              By:
                                    Name:
                                    Title:

                                   Schedule 1

                       Equipment and Inventory Locations

              Chief Place of Business, Chief Executive Office and
                         Location of Books and Records

                           *To Be Provided By Debtor*

          ==========================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
          ==========================================================

                                   Schedule 2

                                  Trade Names


                           *To Be Provided By Debtor*


          ==========================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
          ==========================================================

                                   Schedule 3


                              Restricted Accounts


                           *To Be Provided By Debtor*



          ==========================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
          ==========================================================

                                   Schedule 4


                                 Rolling Stock


                           *To Be Provided By Debtor*



          ==========================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
          ==========================================================

                                   EXHIBIT E

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

            INTELLECTUAL PROPERTY SECURITY AGREEMENT AND ASSIGNMENT



                                    Between

                      DOSKOCIL MANUFACTURING COMPANY, INC.
                                   as Debtor

                                      and

                           NATIONSBANK OF TEXAS, N.A.
                              Administrative Agent



                               September 19, 1997


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                         I.  GRANT OF SECURITY INTEREST
                             --------------------------
   1.01.    Assignment and Grant of Security Interest.                         1
   1.02.    Security for Obligations..................                         1
   1.03.    Validity and Priority of Security Interest                         2
   1.04.    Maintenance of Status of Security Interest,
        Collateral and Rights                                                  2
        (a) Required Action                                                    2
        (b) Protection of Collateral.... ...............                       2
        (c) Authorized Action                                                  3
        (d) Registrations                                                      3
   1.05.    Debtor Remains Obligated; Administrative Agent
        and Secured Parties Not Obligated.........                             3
   1.06.    Termination...............................                         3
   1.07.    Security Interest Absolute................                         4

                      II.  REPRESENTATIONS AND WARRANTIES
                           ------------------------------

   2.01.    Authorization; Enforceability; Required
        Consents; Absence of Conflicts...                                      4
   2.02.    Rights of Debtor.................                                  5
   2.03.    Perfection.......................                                  5
   2.04.    Registrations....................                                  5
   2.05.    Other Property...................                                  5

                                III.  COVENANTS
                                      ---------

   3.01.    Chief Executive Office.........                                    5
   3.02.    Preservation of Existence and Preservation of
        Enforceability.................                                        5
   3.03.    Requested Information..........                                    6
   3.04.    No Disposition of Collateral...                                    6
   3.05.    Additional Property............                                    6

                              IV. EVENT OF DEFAULT
                                  ----------------

   4.01.    Application of Proceeds...                                         7
   4.02.    Remedies                                                           7
   4.03.    Indemnity and Expenses....                                         9

                               V.  INTERPRETATION
                                   --------------

   5.01.    Definitional Provision............                                 9
        (a) Certain Terms Defined by Reference                                 9
        (b) Other Defined Terms                                                9
        (c) Other Definitional Provisions.....                                12
   5.02.    Power of Attorney.................                                12

                               VI.  MISCELLANEOUS
                                    -------------


   6.01.    Expenses of Debtor's Agreements and Duties...                     12
   6.02.    Administrative Agent's Right to Perform on
        Debtor's Behalf..............................                         12
   6.03.    Administrative Agent's Right to Use Agents...                     13
   6.04.    No Interference, Compensation or Expense.....                     13
   6.05.    Limitation of Administrative Agent's
        Obligations With Respect to Collateral.......                         13
   6.06.    Rights of Administrative Agent under UCC and
        Applicable Law...............................                         13
   6.07.    Waivers of Rights Inhibiting Enforcement.....                     13
   6.08.    Notices and Deliveries.......................                     14
   6.09.    Rights and Remedies Cumulative...............                     14
   6.10.    Amendments; Waivers..........................                     14
   6.11.    GOVERNING LAW................................                     14
   6.12.    WAIVER OF JURY TRIAL.........................                     15
   6.13.    Consent to Jurisdiction; Waiver of
        Immunities...................................                         15
   6.14.   Severability of Provisions...................                      15
   6.15.   Counterparts.................................                      15
   6.16.   Successors and Assigns.......................                      15
   6.17.   Loan Documents...............................                      15
   6.18.   Obligations Not Affected.....................                      16
   6.19.   No Novation..................................                      16
           -----------
   6.20.   ENTIRE AGREEMENT.............................                      16

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


     INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of September 19, 1997, between Doskocil Manufacturing Company, Inc., a Texas corporation ("Debtor"),
                                                                    ------
and NationsBank of Texas, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), for itself and each other lender
                       --------------------
a party to the Credit Agreement described below (singly, a "Secured Party" and
                                                            -------------
collectively, "Secured Parties").
               ---------------


                                   RECITALS.
                                   --------

     (1) Administrative Agent, Debtor, and Secured Parties entered into the Credit Agreement dated as of September 19, 1997 (as the same has been and may hereafter be supplemented, amended, modified and restated from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise
           -----------------
defined herein being used herein as therein defined).

     (2) It is the intention of the parties hereto that this Agreement create a first priority security interest in certain collateral of Debtor securing the payment of the obligations set forth in Section 1.02 hereof, subject to only
                                        ------------
Permitted Liens as provided in the Loan Documents.

     (3) It is a condition precedent to the effectiveness of the Credit Agreement that Debtor shall have executed and delivered this Agreement.


                                   AGREEMENT.
                                   ---------

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Secured Parties to, among other things, make Advances under the Credit Agreement, Debtor hereby agrees with Administrative Agent for its benefit and the ratable benefit of Secured Parties as hereinafter set forth.


                         I.  GRANT OF SECURITY INTEREST
                             --------------------------

     1.01. Assignment and Grant of Security Interest. Debtor hereby assigns to, and pledges and grants to Administrative Agent for its benefit and the ratable benefit of Secured Parties a security interest in, the entire right, title and interest of Debtor, in and to the Collateral.

     1.02. Security for Obligations. This Agreement creates a first priority security interest as provided herein, securing the payment and performance of any and all obligations now or hereafter existing of Debtor, each Obligor and any other Person under the Credit Agreement and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification or otherwise) (all such obligations of Debtor, each Obligor and each other Person being the "Obligations"). Without limiting the
                                         -----------
generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Debtor, each other Obligor and any other Person to Administrative Agent or any Secured Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving Debtor, any other Obligor or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Debtor, any other Obligor or any other Person under any Debtor Relief Law). Notwithstanding anything herein to the contrary, the Obligations secured hereby shall be limited to an aggregate amount which is equal to the largest amount that would not render the Lien granted herein subject to avoidance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law.

     1.03. Validity and Priority of Security Interest. Debtor agrees that the Security Interest shall at all times be valid, perfected, continuing and binding and enforceable against Debtor and all other Persons, in accordance with the terms hereof, as security for the Obligations, and that the Collateral shall not at any time be subject to any Lien, except as permitted in the Loan Documents.

     1.04.     Maintenance of Status of Security Interest, Collateral and
Rights.

     (a) Required Action. Debtor shall take all action that may be necessary or that Administrative Agent may reasonably request, so as at all times (i) to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of Section 1.03,
                                                                  ------------
and (ii) to protect and preserve, and to enable the exercise or enforcement of, the rights of Administrative Agent hereunder, including (A) immediately discharging all Liens, except as permitted in the Loan Documents, and (B) executing and delivering financing or continuation statements, instruments of pledge, notices and instructions in each case in form and substance reasonably satisfactory to Administrative Agent.

     (b) Protection of Collateral. Debtor shall protect, preserve, renew and maintain, in each case in a manner consistent with reasonably responsible business and legal practices, all rights of Debtor in the Collateral, including
(i) prosecuting such
suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as Debtor in its reasonable business judgment deems appropriate under the circumstances or (ii) appearing in and defending any action or proceeding that may materially adversely affect Debtor's title to or Administrative Agent's security interest in all or any material part of the Collateral, when such action is in Debtor's reasonable business judgment necessary to protect Debtor's Collateral. Any reasonable expenses incurred by Debtor in protecting, preserving, renewing and maintaining the Collateral shall be borne by Debtor. To the maximum extent permitted by Laws, after an Event of Default shall have occurred and be continuing, Administrative Agent shall have the right, without taking title to any Collateral, to bring suit to enforce any or all Collateral or its Security Interest in any or all of the Collateral, in which event Debtor shall, at the reasonable request of Administrative Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Administrative Agent in aid of such enforcement. All reasonable costs, reasonable expenses and other moneys reasonably advanced by Administrative Agent in connection with the foregoing shall, whether or not there are then outstanding any amounts under the Credit Agreement, be treated as Obligations, but the making of any Advances by Administrative Agent or any Secured Party shall not relieve Debtor of any default hereunder.

     (c) Authorized Action. Administrative Agent is hereby authorized to file one or more financing or continuation statements, amendments thereto and instruments of pledge, notices and instructions without the signature of or in the name of Debtor when permitted by Applicable Law provided that Administrative Agent shall give reasonably prompt notice of any such filings to Debtor. A carbon, photographic or other reproduction of this Agreement or of any financing statement filed in connection with this Agreement shall be sufficient as a financing statement.

     (d) Registrations. Debtor shall renew or maintain, as specified in and permitted by any Applicable Law, and shall make any filings necessary to renew or maintain the Registrations referred to in Section 2.04, provided that Debtor
                                             ------------
shall not be required to renew or maintain any Registration to the extent that the failure to so renew or maintain could not reasonably be expected to have a Material Adverse Effect.

     1.05. Debtor Remains Obligated; Administrative Agent and Secured Parties Not Obligated. The grant by Debtor to Administrative Agent of the Security Interest shall not relieve Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed (including by virtue of the exercise by Administrative Agent of any of its rights hereunder), or from any liability to any Person, under or in respect of any of the Collateral or impose any obligation on Administrative Agent or any Secured Party or impose any liability on Administrative Agent or any Secured Party for any act or omission on the part of Debtor relative thereto.

     1.06.     Termination.

     (a) In the event that the Obligations shall have been finally paid in full, and all commitments by Secured Parties to extend credit shall have been terminated and Administrative Agent shall have delivered to Debtor a written termination agreement and any other releases reasonably requested by Debtor in appropriate form for filing in the Patent and Trademark Office, or any other governmental office, foreign or domestic, in which Administrative Agent has made a filing to reflect the Security Interest granted herein, then this Agreement shall also terminate and be of no further force and effect (except as provided in Section 1.06(b)) and all rights to the Collateral shall revert to the Debtor.
   ---------------

     (b) Debtor agrees that, if at any time all or any part of any payment theretofore applied by Administrative Agent and Secured Parties to any of the Obligations is or must be rescinded or returned by any Person for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Debtor or any other Person), such Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Administrative Agent or any Secured Party, and the Security Interest granted hereunder shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Administrative Agent or any Secured Party had not been made.

     1.07. Security Interest Absolute. All rights of Administrative Agent and Secured Parties and the Security Interest granted to Administrative Agent hereunder, and all obligations of Debtor hereunder, shall, to the extent permitted by Laws, be absolute and unconditional, irrespective of

     (a) any lack of validity or enforceability of any Loan Documents;

     (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations or any other amendment to or waiver of or any consent to departure from any Loan Documents;

     (c) any exchange, release or non-perfection of any collateral (including the Collateral or any part thereof), or any release of or amendment to or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

     (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Debtor, any other Obligor or any other Person.

                      II.  REPRESENTATIONS AND WARRANTIES
                           ------------------------------

     Debtor represents and warrants as follows:

     2.01. Authorization; Enforceability; Required Consents; Absence of Conflicts. Debtor has the legal power, and has taken all necessary action to authorize it, to execute, deliver and perform in accordance with its terms this Agreement and to execute and deliver all financing statements and other filings contemplated hereby, including those supplementary or additional filings referred to in Section 3.05. This Agreement has been duly executed and
               ------------
delivered by Debtor and is the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms subject to (i) equitable principles generally and (ii) Debtor Relief Laws (insofar as such laws relate to the bankruptcy, insolvency or similar event of Debtor). The execution, delivery and performance in accordance with its terms by Debtor of this Agreement does not and (absent any change in any Law) will not (a) except for the filing and acceptance of financing statements and continuation statements in connection therewith delivered to Administrative Agent describing this Agreement and the Collateral under the Code, the timely filing of this Agreement with the United States Patent and Trademark Office and acceptance thereof to the extent permitted by Applicable Law and those supplementary or additional filings referred to in Section 3.05, require any Governmental Approval or any other
               ------------
consent or approval, including any consent or approval of any shareholder of Debtor, (b) violate or conflict with its organizational documents, or (c) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of Debtor under any contract or agreement or Applicable Laws the result of which could reasonably be expected to have a Material Adverse Effect.

     2.02. Rights of Debtor. Debtor is the legal and beneficial owner of the Collateral free and clear of any Lien or other charge or encumbrance, including, without limitation, pledges, assignments, licenses, shop rights and covenants by Debtor not to sue any Person, except for the security interests and assignment created by this Agreement any other Liens permitted under the Credit Agreement, and by any license entered into in the ordinary course of business. No effective financing statement or other instrument similar in effect naming Debtor as "debtor" covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Agent relating to this Agreement or as otherwise permitted under the Loan Documents.

     2.03. Perfection. This Agreement, together with the filings referred to in Section 2.01(a) above, will create in favor of Administrative Agent valid and perfected security interests in the Collateral and such security interests will be a first priority security interest on existing Registrations, subject only to Permitted Liens; provided that additional actions may be required with respect to the perfection
--------
of proceeds of the Collateral held on the date hereof.

     2.04.     Registrations.  Annexes A-1, A-2, B-1 and B-2, as applicable, set
                               -----------------------------
forth a true and complete list of all Registrations in the United States Patent and Trademark Office and related state filings owned by Debtor as of the date hereof.

     2.05. Other Property. On the date hereof, Debtor has no interest in any Copyrights that is material to operation of Debtor's existing and anticipated business and that are registered or subject to any application for registration and Debtor does not believe, after appropriate review of all relevant facts and circumstances, that any registration or filing with respect to any interest Debtor may have in any property which may constitute Copyrights is material to the operation of Debtor's existing and anticipated business.


                                III.  COVENANTS
                                      ---------

     3.01. Chief Executive Office. Debtor shall maintain its chief executive office and the office where the books and records relating to the Collateral are kept only at the location specified on Schedule 1 to the Security Agreement.

     3.02. Preservation of Existence and Preservation of Enforceability. Debtor shall, so long as any of the Obligations remain outstanding, take all reasonable action and obtain all consents and Government Approvals reasonably required so that its obligations under this Agreement will at all times be legal, valid and binding and enforceable in accordance with its terms, subject to (i) equitable principles generally and (ii) Debtor Relief Laws (insofar as such laws relate to the bankruptcy, insolvency or similar event of Debtor).

     3.03. Requested Information. In addition to such other Information as shall be specifically provided for herein, Debtor shall furnish to Administrative Agent such other Information with respect to the Collateral as Administrative Agent may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the Security Interest or the Collateral, including, without limitation, all documents and things in Debtor's possession, or subject to its demand for possession, related to the production and sale by Debtor, or any subsidiary, licensee or subcontractor thereof, of products or services sold by or under the authority of Debtor in connection with the Collateral, including by way of example, without limiting the interest granted by this Agreement: (i) all lists and ancillary documents which identify and describe any of Debtor's customers, or licensees, for products sold or services rendered under or in connection with the Collateral, including without limitation, such existing lists and ancillary documents which contain each customer's full name and address, the full name and address of all of its warehouses and branches, the identity of the Person or Persons having the principal responsibility on each customer's behalf for ordering products or services of the kind supplied by Debtor, the credit, payment, discount, delivery and other sale terms applicable to such customer, together with detailed information setting forth the total purchases, by brand, product, style and size, and the patterns of such purchases; (ii) all product and service specification documents and production and quality of services sold under or in connection with the Collateral; (iii) all documents which reveal the names and addresses of all sources of supply, and all terms of purchase and delivery, for all materials and components used in the production or products or provision of services, sold under or in connection with the Collateral; and (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Debtor, licensees or subcontractors of products or services sold under or in connection with the Collateral, including, by way of example and not in limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products or services. In connection with its enforcement of the Security Interest, Administrative Agent may use such Information or transfer it to any assignee or sublicensee permitted hereunder for such assignee's or sublicensee's use.

     3.04. No Disposition of Collateral. Except to the extent permitted by the Credit Agreement, Debtor shall not sell, transfer or otherwise dispose of any of the Collateral or any interest therein that is material to Debtor's business, or grant any license thereunder, except for licenses granted or other dispositions in the ordinary course of business.

     3.05. Additional Property. Prior to the application for, use or acquisition or any interest in any Registration which is within the definition of "Collateral" or modification, reformulation or other alteration to any Registration that is material to Debtor's business, Debtor shall execute and deliver to Administrative Agent all documents and instruments Administrative Agent may reasonably require to grant to Administrative Agent a perfected first priority Lien therein (subject only to Permitted Liens) and to subject to all of such interest to this Agreement, including but not limited to any new, supplementary or additional filings.


                              IV. EVENT OF DEFAULT
                                  ----------------

     Upon the occurrence and during the continuance of an Event of Default:

     4.01. Application of Proceeds. All cash proceeds received by Administrative Agent upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

     First:  To the payment of all reasonable out-of-pocket costs and expenses
     -----
incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

     Second:  To the payment of the Obligations as provided in the Credit
     ------
Agreement (with Debtor remaining liable for any deficiency); and

     Third:  To the extent of the balance (if any) of such proceeds, to the
     -----
payment to Debtor or other Person entitled thereto.

     4.02.     Remedies.

     (a) If an Event of Default has occurred and is continuing, Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC") (whether or not the
                                                ---
Uniform Commercial Code applies to the affected Collateral), and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral (to the extent capable of being assembled) as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent, which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Administrative Agent may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by Applicable Law, ten days' written notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, provided that ten days' written notice does not violate any Applicable Law. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Administrative Agent may be the purchaser at any sale of the Collateral and pay all or any part of the purchase price thereof by cancelling part or all of the Obligations.

     (b) If an Event of Default has occurred and is continuing, Administrative Agent may obtain the appointment of a receiver of the Collateral.

     (c) If an Event of Default has occurred and is continuing, Administrative Agent may without notice to Debtor and at such time or times as Administrative Agent in its sole discretion may determine, exercise any or all of Debtor's rights in, to and under, or in any way connected with or related to, any or all of the Collateral, including (i) enforcing the performance of, and exercising any or all of Debtor's rights with respect to the Collateral, in each case by legal proceedings or otherwise and (ii) settling, adjusting, compromising, extending, renewing, discharging and releasing any or all of, and any legal proceedings brought with respect to any or all of, Debtor's rights with respect to the Collateral.

     (d) If an Event of Default has occurred and is continuing, Administrative Agent may exercise any other right or remedy available under any other Loan Document or Laws.

     (e) Debtor agrees that, in any sale of any of the Collateral, Administrative Agent is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Administrative Agent is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders or purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchase by any Tribunal, and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Administrative Agent or any Secured Party be liable or accountable to Debtor for any discount allowed by reason of the fact that such Collateral was sold in compliance with any such limitation or restriction.

     (f) Upon written demand of Administrative Agent, Debtor shall execute and deliver to Administrative Agent an assignment or assignments of the Collateral and such other documents as are reasonably necessary and appropriate to carry out the intent and purposes of this Agreement. Debtor agrees that such an assignment and/or recording shall be applied to reduce the Obligations outstanding only to the extent that Administrative Agent or any Lenders receives cash proceeds in respect of the sale of, or realization upon, the Collateral.

     (g) For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 4.02 at such time as the Administrative Agent
                        ------------
shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Debtor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, assign, license or sublicense any of the Collateral now owned or hereafter acquired by Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     4.03.     Indemnity and Expenses.

     (a) DEBTOR AGREES TO INDEMNIFY (WHICH SHALL BE PAYABLE FROM TIME TO TIME ON DEMAND) ADMINISTRATIVE AGENT AND SECURED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING ENFORCEMENT OF THIS AGREEMENT), EXPRESSLY INCLUDING SUCH CLAIMS, LOSSES, OR LIABILITIES ARISING OUT OF MERE NEGLIGENCE OF ADMINISTRATIVE AGENT OR ANY SECURED PARTY, EXCEPT CLAIMS, LOSSES OR LIABILITIES RESULTING SOLELY FROM ADMINISTRATIVE AGENT'S OR ANY SECURED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     (b) Debtor will upon demand pay to Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Administrative Agent hereunder, or (iv) the failure by Debtor to perform or observe any of the provisions hereof.


                               V.  INTERPRETATION
                                   --------------

     5.01.     Definitional Provision.

     (a) Certain Terms Defined by Reference. The terms "collateral", "inventory", "rights", and "security interest" shall have the meanings ascribed thereto in the UCC, or, when capitalized, the meanings specified in subsection
                                                                    ----------
(b) below.
---

     (b) Other Defined Terms.  For purposes of this Agreement:

     "Agreement" means this Agreement, including all schedules, annexes and
      ---------
exhibits hereto.

     "Collateral" means Debtor's rights, title and interests, (whatever they may
      ----------
be) in each of the following, in each case whether now or hereafter existing or now owned or hereafter acquired by Debtor and whether or not the same is subject to Article 9 of the UCC, and wherever the same may be located:

     (i)       the Trademarks and Goodwill;

     (ii)      the Patents;

     (iii) all registrations or letters patent issued or applied for (now or hereafter) with respect to the Trademarks and Patents and renewals thereof in the United States and any state thereof (the "Registrations");

     (iv) any renewal, reissue, re-examination certificate, extension or the like with respect to the Trademarks and Patents;

     (v) all rights to use the Trademarks as trade names or assumed names in all aspects of its business;

     (vi) all inventions, processes, production methods, proprietary information, know-how and trade secrets;

     (vii) all licenses, sublicenses or user or other agreements granted in favor of or from Debtor with respect to any of the foregoing to the extent assignable without violation thereof, together with any Goodwill connected with or symbolized by any such licenses and agreements and the right to prepare for sale and sell any and all inventory of Debtor now or hereafter covered by such licenses and agreements;

     (viii) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs;

     (ix) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured;

     (x) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data;

     (xi) all proceeds and products of the foregoing. The inclusion of "proceeds" of Collateral in the definition of "Collateral" shall not be deemed a consent by Administrative Agent to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms hereof.

     "Copyright" means any copyright, copyright registration and applications
      ---------
for such registration, all subject matter related to such copyrights, in any and all forms, and all copyrights and applications for registration of copyrights related to such copyrights.

     "Credit Agreement" is defined in the recitals.
      ----------------                    --------

     "Goodwill" means the goodwill of the businesses connected with the use of
      --------
(or associated with) and symbolized by the Trademarks, but not any other goodwill.

     "Governmental Approval" means any authorization, consent, approval, license
      ---------------------
or exemption of, registration or filing with, or report or notice to, any Tribunal.

     "Information" means data, certificates, reports, statements (including
      -----------
financial statements), documents and other information in form (including electronic media) acceptable to Administrative Agent.

     "Obligations" is defined in Section 1.02.
      -----------                ------------

     "Patents" means all patents, all inventions and subject matter related to
      -------
such patents, in any and all forms, and all patents and applications for patents related to such patents, including but not limited to the patents listed on Annex A-1 attached hereto, all inventions and all subject matter related to such
---------
patents, in any and all forms, and all patents and applications for patents related to such patents, including those patents and applications listed on Annex A-2 attached hereto, together with the reissues, divisions, continuations,
---------
renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and payable under and with respect thereto, including, without limitation, damages for past or future infringements thereof and the right to sue for past, present and future infringements thereof.

     "Security Interest" means the continuing security interest of
      -----------------
Administrative Agent in the Collateral intended to be effected by the terms of this Agreement or any financing and continuation statements or other filings contemplated hereby.

     "Trademarks" means all trade names, trademarks, and service marks, in any
      ----------
and all forms, and all trade name, trademark and service mark registrations and applications for registration related to such trademarks, trade names and service marks, including but not limited to the registered trade names, trademarks, and service marks listed on Annex B-1 attached hereto, and all
                                        ---------
applications for registration of trade names, trademarks,
and service marks, including those applications listed on Annex B-2 attached
                                                          ---------
hereto, all common law rights to such trade names, trademarks and service marks, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

     "UCC" means Article 9 of the Uniform Commercial Code as in effect from time
      ---
to time in the State of Texas.

     (c) Other Definitional Provisions. (i) Except as otherwise specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assigns, (B) to any Applicable Law referred to herein shall be deemed references to such Applicable Law as the same may have been or may be amended or supplemented from time to time and (C) to this Agreement or other agreement defined or referred to herein shall be deemed a reference to this Agreement or other agreement as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

     (ii) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

     (iii)     Except as otherwise indicated, any reference herein to the

"Collateral", the "Obligations" or any other collective or plural term shall be
-----------        -----------
deemed to be a reference to each and every item included within the category described by such collective or plural term, so that a reference to the

"Collateral" or the "Obligations" shall be deemed a reference to any or all of
-----------          -----------
the Collateral or the Obligations, as the case may be.

     (iv) Capitalized Terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined in the Credit Agreement shall control (provided, that a more expansive
                                               --------
or explanatory definition shall not be deemed a conflict).

     5.02. Power of Attorney. Each power of attorney, license and other authorization in favor of Administrative Agent or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.


                               VI.  MISCELLANEOUS
                                    -------------

     6.01. Expenses of Debtor's Agreements and Duties. Administrative Agent and Secured Parties shall not be liable for the costs and expenses of Debtor arising out of Debtor's performance or observance of the terms, conditions, covenants and agreements to be observed or performed by Debtor under this Agreement.

     6.02. Administrative Agent's Right to Perform on Debtor's Behalf. If Debtor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under this Agreement, Secured Party may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of Debtor, and in the event that Debtor shall have failed to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under this Agreement, then Debtor hereby authorizes Secured Party to do so, and Debtor hereby appoints the Secured Party, and any other Person Secured Party may designate, as Debtor's attorney-in-fact (exercisable from and after the occurrence of an Event of Default which is continuing) to do, or cause to be done, in the name, place and stead of Debtor in any way in which Debtor itself could do, or cause to be done, any or all things necessary to observe or perform the terms, conditions, covenants and agreements to be observed or performed by Debtor under this Agreement. In addition, Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact (exercisable from and after the occurrence of an Event of Default which is continuing) to execute and deliver in Debtor's name and stead to any purchaser at any sale held under Section 4.02
                                                                ------------
hereof any and all documents and instruments of assignment, transfer and conveyance necessary or appropriate to transfer to such purchaser the Collateral sold at such sale. Secured Party shall not exercise any powers granted pursuant to this appointment as attorney-in-fact at any time that Debtor is fully performing its obligations hereunder. This appointment as attorney-in-fact shall terminate upon the termination of this Agreement.

     6.03. Administrative Agent's Right to Use Agents. Administrative Agent may exercise its rights under this Agreement through an agent or other designee.

     6.04. No Interference, Compensation or Expense. Administrative Agent may exercise its rights under this Agreement (a) without resistance or interference by Debtor and (b) without payment of any royalty, rent, license fee or compensation of any kind to Debtor.

     6.05. Limitation of Administrative Agent's Obligations With Respect to Collateral. (a) Administrative Agent shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto, except to the extent of any gross negligence or willful misconduct of the Administrative Agent.

     (b) Nothing contained in this Agreement shall be construed as requiring or obligating Administrative Agent, and Administrative Agent shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (ii) notify Debtor of any decline in the value of any Collateral.

     6.06. Rights of Administrative Agent under UCC and Applicable Law. Administrative Agent shall have, with respect to the Collateral, in addition to all of their rights under this Agreement, (a) the rights of a secured party under the UCC, whether or not the UCC would otherwise apply to the collateral in question, and (b) the rights of a secured party under all other Applicable Laws.

     6.07. Waivers of Rights Inhibiting Enforcement. To the extent not prohibited by Applicable Law, Debtor waives (a) any claim that, as to any part of the Collateral, a public sale, should Administrative Agent elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF ADMINISTRATIVE AGENT'S RIGHTS HEREUNDER and (c) all rights of redemption, appraisement, or marshalling of assets.

     6.08. Notices and Deliveries. All notices and other communications provided for hereunder shall be in writing and mailed, telecopied or delivered by reputable overnight delivery service or by hand, if to the Debtor, addressed to it at its address specified on the signature pages hereof, if to the Administrative Agent, addressed to it at its address specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 6.08. All such notices and other communications shall, when mailed, telecopied, or delivered, be effective three days after being deposited in the mails, when telecopied with confirmation of receipt, or when delivered by reputable overnight delivery service or by hand to the addressee or its agent, respectively.

     6.09. Rights and Remedies Cumulative. Each of Administrative Agent's rights and remedies under this Agreement shall be in addition to all of its other rights and remedies under this Agreement and Applicable Law, and nothing herein shall be construed as limiting any such rights or remedies.

     6.10. Amendments; Waivers. Any term, covenant, agreement or condition of this Agreement may be amended, and any right under this Agreement may be waived, if, but only if, such amendment or waiver is in writing and is signed by Administrative Agent and, in the case of an amendment, by Debtor. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent under this Agreement or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of Administrative Agent under this Agreement or Applicable Law.

     6.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REFERENCE TO PRINCIPALS OF CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE REQUIRED TO BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

     6.12. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT AND DEBTOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     6.13.     Consent to Jurisdiction; Waiver of Immunities.

     (a) Debtor hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Texas State courts sitting in Dallas, Texas, in any action or proceeding arising out of or relating to this Agreement, and Debtor hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

     (b) Nothing in this section shall limit the right of Administrative Agent or any Secured Party to bring any action or proceeding against Debtor or its property in the courts of any other jurisdictions.

     (c) Any judicial proceeding by Debtor against Administrative Agent or any Secured Party involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement shall be brought only in a court in Dallas, Texas to the extent that jurisdiction may be effected against such Person in Dallas, Texas.

     6.14. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any change in Applicable Law would render invalid or unenforceable any provision of this Agreement, Debtor agrees to enter into such amendments or modifications to this Agreement to provide Administrative Agent with benefits intended to be granted by such provision.

     6.15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     6.16. Successors and Assigns. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, Debtor may not assign its
                                             --------
rights or obligations under this Agreement without the prior written consent of the Lenders.

     6.17. Loan Documents. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     6.18. Obligations Not Affected. To the fullest extent permitted by Applicable Law, the obligations of Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

     (a) any amendment or modification or addition or supplement to any Loan Documents or any instrument delivered in connection therewith or any assignment or transfer thereof;

     (b) any exercise, non-exercise, or waiver by Administrative Agent or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Documents;

     (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, any other Loan Documents or any assignment or transfer of any thereof; or

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Debtor or any other Person, whether or not Debtor shall have notice or knowledge of any of the foregoing.

     6.19.     No Novation.  The execution, delivery and effectiveness of this
               -----------
Agreement shall not discharge or release the Lien or priority of any security agreement, pledge agreement or other instrument securing the Debtor's obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any Collateral Documents (as defined in the Existing Credit Agreement) or the Liens granted hereby, all of which shall continue and remain in full force and effect, except as modified hereby, or by instrument executed concurrently herewith.

     6.20. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL ARGUMENTS BETWEEN THE
                            -------------------------------------------------
PARTIES.
--------

                 =============================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
                 =============================================

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

                                   DEBTOR:

                                   DOSKOCIL MANUFACTURING COMPANY, INC.




                                   Name:
                                   Title:
4209 Barnett
Arlington, Texas 76017
Telephone No.: (817) 467-5116
Telecopier No.: (817) 472-9810

Attention: Donald J. Fritschen
           Chief Financial Officer

with a copy to:

Westar Capital
949 South Coast Drive, Suite 650
Costa Mesa, California 92626
Telephone No.: (714) 481-5161
Telecopier No.: (714) 481-5166

Attention: Steve Sebastian

                                   SECURED PARTY:

                                   NATIONSBANK OF TEXAS, N.A., as
                                   Administrative Agent


                                   By:
                                        Name:
                                        Title:

                                   Annex A-1
                                   ---------

                                    Patents
                                    -------


 Nature of Interest                               Country of
    (e.g. owner,        Patent No.   Issue Date     Issue
    ------------        ----------   ----------   ----------
     licensee)
     ---------

                                   Annex A-2

                              Patent Applications
                              -------------------


 Nature of Interest     Serial            Country of
    (e.g. owner,          No.     Filing     Issue
    ------------        ------    ------  ----------
     licensee)                     Date
     ---------                     ----

                                   Annex B-1

                             Registered Trademarks
                             ---------------------

   Nature of
  Interest of                                             Goods or
 (e.g. owner,     Registered    Registration     Int'l    Services      Date       Country
   licensee        Trademark         No.        Class     Covered    Registered       of
 ------------     ----------    ------------    Covered   --------   ----------      Reg.
                                                -------                            -------


                                   Annex B-2

                             Trademark Applications
                             ----------------------


                   Trademark
   Nature of      Applicati on
  Interest of       relates                Int'l    Goods or             Country
 (e.g. owner,         to         Serial    Class    Services   Date of     of
   licensee        following      No.     Covered   Covered     Appl.     Appl.
 ------------      Trademark     ------   -------   --------   -------   -------
                  ------------


                                   EXHIBIT F

                             COMPLIANCE CERTIFICATE


NationsBank of Texas, N.A.,                               ________, _____
  as Administrative Agent
901 Main Street, 14th Floor
Dallas, Texas 75202

Attention:  Marie T. Lancaster

     This Compliance Certificate is made as of _____________, _____. The undersigned certifies that the calculations set forth herein are true, accurate, and complete, and are made in accordance with the provisions of the Credit Agreement among Doskocil Manufacturing Company, Inc., NationsBank of Texas, N.A., as Administrative Agent, and Lenders, dated as of September 19, 1997 (as amended, modified or supplemented, "Credit Agreement"). All defined terms used herein but not specifically defined shall have the meanings set forth in the Credit Agreement.

1.  Borrowing Base.  [to be completed monthly]
    --------------

    Borrower hereby represents and warrants that the following Borrowing Base Report is true and correct in all respects as of ___________, _____ (the "Reporting Date"). The Borrowing Base is determined as follows:

A.  ELIGIBLE ASSETS

    1.  All Accounts                                                           $
    2.  Less ineligible Accounts (without duplication)
        a.  Accounts to which Borrower or a Subsidiary does not      $
            have lawful and absolute title
        b.  Accounts which are not the valid, legally enforceable    $
            obligation of the account debtor for goods or services
            delivered or rendered to such Person
        c.  Accounts owed by a creditor of Borrower or a             $
            Subsidiary to the extent that such Account equals the
            amount owed to such creditor
        d.  Portion of Accounts subject to any asserted dispute,     $
            offset, discount, counterclaim, or other claim or
            defense of account debtor or to any asserted claim on
            the part of the account debtor denying liability under
            such Account
        e.  Accounts which Borrower or any Subsidiary may not        $
            assign or grant a security interest to Administrative
            Agent

        f.  Accounts not evidenced by an invoice rendered to the     $
            account debtor
        g.  Accounts evidenced by chattel paper, promissory          $
            notes, or other instruments or the result of a
            conditional sales agreement
        h.  Accounts subject to a Lien in favor of any Person        $
            other than Administrative Agent other than Permitted
            Collateral Liens
        i.  Accounts due and payable for more than 90 days           $
        j.  Accounts of account debtors primarily conducting         $
            business in and organized under a jurisdiction outside
            the United States (other than Canada) and which are
            not insured or supported by an irrevocable letter of
            credit
        k.  Accounts where the account debtor is a Tribunal          $
        l.  Accounts where the account debtor is the subject of a    $
            proceeding under a Debtor Relief Law
        m.  Accounts of account debtors (excluding Kmart             $
            Receivable) who have more than 15% of accounts due
            and payable for more than 90 days and which are not
            insured
        n.  Accounts not subject to a fully perfected first priority $
            security interest in favor of Administrative Agent
        o.  Accounts where the account debtor is an Affiliate or     $
            employee
        Ineligible Accounts                                                    $
    3.  Eligible Accounts [(1) - (2)]                                          $
    4.  Eligible Accounts includible in Borrowing Base [80% x (3)]             $
B.  ELIGIBLE INVENTORY
    1.  All Inventory                                                          $
    2.  Less ineligible Inventory (without duplication)
        a.  50% Work-in-Progress                                     $
        b.  Obsolete Inventory                                       $
        c.  Consignment Inventory                                    $
        d.  Demonstration and display Inventory                      $
        e.  Inventory to which Borrower or any Subsidiary does       $
            not have lawful and absolute title


        f.  Inventory subject to a Lien in favor of any Person       $
            other than Administrative Agent, other than Permitted
            Collateral Liens
        g.  Defective or unmerchantable Inventory                    $
        h.  Inventory located outside the United States              $
        i.  Inventory located in leased facilities for which a       $
            Landlord's Waiver has not been delivered to
            Administrative Agent
        j.  Inventory not subject to a fully perfected first         $
            priority security interest in favor of Administrative
            Agent
        k.  The sale of such Inventory, upon an Event of Default,    $
            is subject to a Necessary Authorization restriction or
            limitation
        Ineligible Inventory                                                   $
    3.  Eligible Inventory [(1) - (2)]                                         $
    4.  Eligible Inventory potentially includible in Borrowing Base            $
        [50% x (3)]
C.  BORROWING BASE
    1.  Eligible Accounts includible in Borrowing Base (A.4.)                  $
    2.  Eligible Inventory includible in Borrowing Base (B.4.)                 $
        Borrowing Base [(1) + (2)]                                             $
2.  Covenant Calculations..  [To be completed quarterly except M.]
    ---------------------
A.  Leverage Ratio.
    --------------
    1.  Total Debt
        1.  Indebtedness for borrowed money                          $
        2.  Capitalized Lease Obligations                            $
        3.  Obligations evidenced by bonds, debentures, notes or     $
            other similar instruments
        4.  Obligations to pay the deferred purchase price of        $
            property or services other than trade payables incurred
            in the ordinary course of business
        5.  Total Debt [(a) + (b) + (c) + (d)]                                 $

    2.  EBITDA
        1.  Pretax Net Income (excluding therefrom, to the extent    $
            included in determining Pretax Net Income, any item
            of extraordinary gain, including net gains on the sale
            of assets other than asset sales in the ordinary course
            of business, and adding thereto, to the extent included
            in determining Pretax Net Income, any items of
            extraordinary loss, including net losses on the sale of
            assets other than asset sales in the ordinary course of
            business)
        2.  Interest expense (including in respect of Capitalized    $
            Lease Obligations)
        3.  EBIT Special Adjustments
            (1)  Management fees in favor of Westar Capital          $
                 not to exceed $450,000
            (2)  Allocation costs related to integration of          $
                 Borrower and Dogloo not to exceed $825,000
            (3)  Transaction fees and expenses related to            $
                 Dogloo and Doskocil Transaction
            (4)  Schedule 9 Items                                    $
            (5)  Excess of Westar Capital management fees            $
                 accrued over such fees paid
            (6)  Excess of Westar Capital management fees            $
                 paid over such fees accrued
            (7)  [(1) + (2) + (3) + (4) + (5) - (6)]                 $
        4.  Depreciation                                             $
        5.  Amortization                                             $
        6.  Other non-cash charges                                   $
        7.  Operating Cash Flow [(a) + (b) + (c) + (d) + (e) +                 $
            (f)]
    3.  Leverage Ratio [(1) : (2)]                                             _____ to 1

B.  Section 7.1(c).  Capitalized Lease Obligations and Indebtedness
    --------------
    to purchase property, plant and equipment
    1.  Maximum ($10,000,000 minus Indebtedness pursuant to                    $
        Section 7.1(h) and 7.1(m))
    2.  Actual                                                                 $
    3.  Difference [(1) - (2)]                                                 $
C.  Section 7.1(h).  Indebtedness incurred or assumed in respect of
    --------------
    Acquisitions
    1.  Maximum ($10,000,000 minus Indebtedness pursuant to                    $
        Section 7.1(c) and 7.1(m))
    2.  Actual                                                                 $
    3.  Difference [(1) - (2)]                                                 $
D.  Section 7.1(m).  Other Indebtedness
    --------------
    1.  Maximum ($10,000,000 minus Indebtedness pursuant to                    $
        Section 7.1(c) and 7.1(h))
    2.  Actual                                                                 $
    3.  Difference [(1) - (2)]                                                 $
E.  Section 7.3(f).  Investments and expenditures in respect of
    --------------
    Acquisitions of non-Domestic Subsidiaries
    1.  Maximum                                                                $10,000,000
    2.  Actual                                                                 $
    3.  Difference [(1) - (2)]                                                 $
F.  Section 7.3(h).  Investments of non-cash consideration in sales
    --------------
    1.  Maximum                                                                $ 2,500,000
    2.  Actual                                                                 $
    3.  Difference [(1) - (2)]                                                 $
G.  Section 7.3(j).  Other Investments
    --------------
    1.  Maximum                                                                $ 5,000,000
    2.  Actual                                                                 $
    3.  Difference [(1) - (2)]                                                 $
H.  Section 7.7.  Capital Expenditures
    -----------
    1.  Maximum ($5,000,000 + Net revenues multiplied by .05)                  $
    2.  Actual                                                                 $

    3.  Difference [(1) - (2)]                                                 $
I.  Section 7.8.  Restricted Payments
    -----------
    1.  Purchases and redemptions of officers, directors and
        employees stock
        1.  Maximum                                                            $ 2,500,000
        2.  Actual                                                             $
    2.  Redemptions and repurchases required under Second
        Securityholders Agreement
        1.  Maximum                                                            $   250,000
        2.  Actual                                                             $
    3.  Dogloo Transaction Restricted Payments
        1.  Maximum (Base Amount, exclusive of accrued                         $36,882,000
            dividends)
        2.  Actual                                                             $          ]
    4.  Additional redemptions of capital stock
        1.  Maximum                                                            $ 2,400,000
        2.  Actual                                                             $
    5.  Advisory Fees to Specified Investors
        1.  Maximum per fiscal year                                            $   600,000
        2.  Actual                                                             $
J.  Section 7.11.  Leverage Ratio
    ------------
    1.  Maximum
        1.  From and including December 31, 1997 to and                        ____ to 1
            including September 30, 1998
        2.  From and including December 31, 1998 to but not                    ____ to 1
            including June 30, 1999
        3.  From and including June 30, 1999 to but not including              ____ to 1
            June 30, 2000
        4.  From and including June 30, 2000 to but not including              ____ to 1
            June 30, 2001
        5.  From and including June 30, 2001 and thereafter                    ____ to 1
    2.  Actual (1.A.3. above)                                                  ____ to 1
K.  Section 7.12.  Fixed Charge Coverage Ratio
    ------------

    1.  Minimum                                                                ____ to 1
    2.  Actual
        1.  Pretax Cash Flow
            (1)  EBITDA (1.A.2.j. above)                                       $
            (2)  Cash Capital Expenditures (excluding through                  $
                 September 30, 1998 Capital Expenditures in
                 excess of 5% of cumulative revenues)
            (3)  Total Pretax Cash Flow [(1) - (2)]                            $
        2.  Fixed Charges
            (1)  Scheduled principal payments in respect of          $
                 Indebtedness
            (2)  Interest expense (including interest expense        $
                 pursuant to Capitalized Lease Obligations)
            (3)  Fixed Charges [(1) + (2)]                                     $
        3.  Fixed Charge Coverage Ratio [J.2.a.(3) to J.2.b.(3)]               ____ to 1
L.  Section 7.1
    -----------
3.  Interest Coverage Ratio
    ------------
    1.  Minimum
        1.  From and including December 31, 1997 to but not                    ____ to 1
            including December 31, 1998
        2.  From and including December 31, 1998 to but not                    ____ to 1
            including June 30, 2000
        3.  From and including June 30, 2000 and thereafter                    ____ to 1
    2.  Actual
        1.  EBITDA (1.A.2.j. above)                                            $
        2.  Interest expense (including interest expense pursuant to           $
            Capitalized Lease Obligations)
        3.  Interest Coverage Ratio [L.2.a to L.2.b.]                          ____ to 1
M.  Excess Cash Flow.  [To be completed annually.]
    ----------------
    1.  Net Operating Cash Flow
        1.  Net Income                                                         $
        2.  Depreciation, amortization and other non-cash charges              $
        3.  Net losses on asset sales and non-cash asset write                 $
            downs
        4.  Capital Expenditures                                               $

        5.  Scheduled principal payments on Indebtedness                       $
        6.  Net gain on asset sales                                            $
        7.  Net Operating Cash Flow [(a) + (b) + (c) - (d) - (e) -             $
            (f)]
    2.  Cash Acquisition Consideration                                         $
    3.  Voluntary prepayments of Indebtedness which cannot be                  $
        reborrowed
    4.  Restricted Payments                                                    $
    5.  Excess Cash Flow [1. - 2. - 3. - 4.]                                   $

     The undersigned hereby further certifies to the following as of the date of this Certificate:

     1. The undersigned has reviewed the relevant terms of this Certificate and has made, or caused to be made, under his/her supervision, a review of the transactions and condition of the Borrower from the beginning of the accounting period covered by the financial statements being delivered herewith to the date of this Certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default.

     2. The Borrower is in compliance in all material respects with all of the terms and conditions of the Credit Agreement and other Loan Documents.

     3. The financial statements delivered to Administrative Agent have been prepared according to GAAP applied on a consistent basis in all material respects with those previously delivered.

                                    DOSKOCIL MANUFACTURING COMPANY, INC.



                                    By:
                                         Name:
                                         Title:

                                   EXHIBIT G

                           ASSIGNMENT AND ACCEPTANCE

                          Dated _______________, _____

     Reference is made to the Credit Agreement dated as of September 19, 1997 (the "Credit Agreement") among Doskocil Manufacturing Company, Inc., a Texas corporation ("Borrower"), NationsBank of Texas, N.A. as Administrative Agent ("Administrative Agent"), and the lenders parties thereto. Terms defined in the Credit Agreement are used herein with the same meaning.

     ___________________ ("Assignor") and --------------------- ("Assignee")
agree as follows:

     4. Subject to the terms and conditions of this Assignment and Acceptance, Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, the following:

          a. _____% interest in and to all of Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), with respect to such percentage interest in Assignor's Revolving Credit Commitment in effect on the Effective Date, the principal amount of Revolving Credit Advances owing to Assignor on the Effective Date, the Revolving Credit Note held by Assignor, and Assignor's participation in any Letters of Credit and Reimbursement Obligations outstanding on the Effective Date;

          b. _____% interest in and to all of Assignor's rights and obligations under the Credit Agreement as of the Effective Date, with respect to such percentage interest in Assignor's Facility A Term Loan Commitment in effect on the Effective Date, the principal amount of Facility A Term Loan Advances owing to Assignor on the Effective Date and the Facility A Term Loan Note held by Assignor;

          c. _____% interest in and to all of Assignor's rights and obligations under the Credit Agreement as of the Effective Date, with respect to such percentage interest in Assignor's Facility B Term Loan Commitment in effect on the Effective Date, the principal amount of Facility B Term Loan Advances owing to Assignor on the Effective Date and the Facility B Term Loan Note held by Assignor.

     5. Assignor (a) represents and warrants that (i) as of the date hereof its Revolving Credit Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and, as of the date hereof, the outstanding principal amount of the Revolving Credit Advances owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________, (ii) as of the date hereof its Facility A Term Loan Commitment (without giving effect to assignments thereof which have not yet become effective) is $________ and, as of the date hereof, the outstanding principal amount of the Facility A Term Loan Advances owing to it (without giving effect to assignments thereof which have not yet become effective) is $__________, (iii) as of the date hereof its Facility B Term Loan Commitment (without giving effect to assignments thereof which have not become effective) is $____________ and, as of the date hereof, the outstanding principal amount of Facility B

Term Loan Advances owing to it (without giving effect to assignments thereof which have not yet become effective) is $___________, (iv) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto or (ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (c) attaches the Promissory Notes referred to in Paragraph 1 above to exchange such Promissory Notes for new Promissory Notes as follows: (i) a Revolving Credit Note dated ____________, 199___, in the principal amount of $_________ payable to the order of Assignee, and a Revolving Credit Note dated _____________, 199___, in the principal amount of $_________ payable to the order of Assignor, [(ii) a Facility A Term Loan Note dated ___________, 199___, in the principal amount of $__________ payable to the order of Assignee, and a Facility A Term Loan Note dated ___________, 199___, in the principal amount of $__________ payable to the order of Assignor] [and (iii) a Facility B Term Loan Note dated ______________, 199___, in the principal amount of $_____________ payable to the order of Assignee, and a Facility B Term Loan Note dated __________, 199___, in the principal amount of $_____________ payable to the order of Assignor].

     6. Assignee (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Sections 4.1(j), 6.1 and 6.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance as are delegated to the Administrative Agent by the terms thereof and hereof, together with such powers as are reasonably incidental thereto and hereto; (d) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance are required to be performed by it as a Lender; and (e) specifies the addresses set forth in Schedule I attached hereto as its address for the receipt of notices and as its initial LIBOR Lender Office, respectively[; and (f) attaches the forms prescribed by the IRS certifying as to Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance].

     7. The effective date for this Assignment and Acceptance shall be ___________________, 199___ (the "Effective Date").

     8. Upon such acceptance as of the Effective Date and upon the remittance of a $3,500 processing fee to the Administrative Agent, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     9. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas. Without excluding any other jurisdiction, Assignee agrees that the courts of Texas will have jurisdiction over proceedings in connection herewith.

     10.  After giving effect to this Assignment and Acceptance:

          a.   Assignee's Revolving Credit Specified Percentage shall be _____%.

          b.   Assignee's Facility A Term Loan Specified Percentage shall be
               _____%.

          c.   Assignee's Facility B Term Loan Specified Percentage shall be
               _____%.

          d.   Assignee's Total Specified Percentage shall be _____%.

          e.   Assignor's Revolving Credit Specified Percentage shall be _____%.

          f.   Assignor's Facility A Term Loan Specified Percentage shall be
               _____%.

          g.   Assignor's Facility B Term Loan Specified Percentage shall be
               _____%.

          h.   Assignor's Total Specified Percentage shall be _____%.

     11. This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                                    [NAME OF ASSIGNOR]



                                    By:
                                         Name:
                                         Title:

                                    [NAME OF ASSIGNEE]



                                    By:
                                         Name:
                                         Title:



Accepted this ___ day of ____________, _____

NATIONSBANK OF TEXAS, N.A.,
as Administrative Agent



By:
     Name:
     Title:


DOSKOCIL MANUFACTURING COMPANY, INC.



By:
     Name:
     Title:

                                   Schedule I

                               ASSIGNEE'S ADDRESS
                               ------------------



1.   Address for the Advances and Receipt of Notices
     -----------------------------------------------



2.   Initial LIBOR Lending Office
     ----------------------------

                                   EXHIBIT H

                              SUBSIDIARY GUARANTY


     GUARANTY, dated _____________________________, made by each of the parties listed on the signature pages hereof (collectively, the "Guarantors", and each, a "Guarantor"), in favor of the Guarantied Parties referred to below.


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Doskocil Manufacturing Company, Inc., a Texas corporation (the "Borrower"), has entered into a Credit Agreement, dated as of September 19, 1997, the financial institutions party thereto, and NationsBank of Texas, N.A., as administrative agent for said financial institutions (said Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and capitalized terms not defined herein but defined therein being used herein as therein defined); and

     WHEREAS, the Borrower, directly or indirectly, owns beneficially and of record 100% of the capital stock or other equity interests of the Guarantors, and the Borrower and each of the Guarantors are members of the same consolidated group of companies and are engaged in related businesses, and the Guarantors will derive direct and indirect economic benefit from the Advances; and

     WHEREAS, it is a requirement of Section 5.12 of the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty; and

     WHEREAS, the Lenders and the Administrative Agent are herein referred to as the "Guarantied Parties";

     NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make Advances and issue Letters of Credit, the Guarantors hereby agree as follows:

     SECTION 12.  Guaranty.  Each Guarantor hereby unconditionally and
                  --------
irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise, of, and the performance of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by any of the Guarantied Parties in enforcing any rights under this Guaranty. This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower, other Affiliates of the Borrower or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any agreement providing for an equitable allocation among such Guarantor and other Obligors of obligations arising under guaranties by such parties.

     SECTION 13.  Guaranty Absolute.  Each Guarantor guaranties that the
                  -----------------
Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, without set-off or counterclaim, and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. To the extent not prohibited by Applicable Law, the liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of any provision of any other Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Obligations;

     (b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Credit Agreement, the Notes or any of the other Loan Documents;

     (c) any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Obligations;

     (d) the absence of any attempt to collect any of the Obligations from the Borrower or from any other Guarantor or any other action to enforce the same or the election of any remedy by any of the Guarantied Parties;

     (e) any waiver, consent, extension, forbearance or granting of any indulgence by any of the Guarantied Parties with respect to any provision of any other Loan Document;

     (f) the election by any of the Guarantied Parties in any proceeding under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") of the application of section 1111(b)(2) of the Bankruptcy Code;

     (g) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under section 364 of the Bankruptcy Code;

     (h) the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Guarantied Parties for payment of any of the Obligations; or

     (i) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

     SECTION 14.  Waiver.  (a)  Each Guarantor hereby (i) waives, to the extent
                  ------
not prohibited by Applicable Law, (A) promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations or this Guaranty, (B) any requirement that any of the Guarantied Parties protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral, (C) the filing of any claim with a court in the event of receivership or bankruptcy of the Borrower, (D) protest or notice with respect to nonpayment of all or any of the Obligations, (E) the benefit of any statute of limitation, (F) all demands whatsoever (and any requirement that same be made on the Borrower as a condition precedent to much Guarantor's obligations hereunder) and (G) all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligations or require suit against the Borrower or any other guarantor, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise; and (ii) covenants and agrees that, except as set forth in Section 11 hereof, this Guaranty will not be discharged except by complete performance of the Obligations and any other obligations of such Guarantor contained herein.

     (b) If, in the exercise of any of its rights and remedies, any of the Guarantied Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any applicable law pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by such Guarantied Party and waives any claim based upon such action. Any election of remedies which results in the denial or impairment of the right of such Guarantied Party to seek a deficiency judgment against the Borrower shall not impair the obligation of such Guarantor to pay the full amount of the Obligations or any other obligation of such Guarantor contained herein.

     (c) In the event any of the Guarantied Parties shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under any of the Loan Documents, such Guarantied Party may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by such Guarantied Party but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether such Guarantied Party or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any of the Guarantied Parties might otherwise be entitled by reason of such bidding at any such sale.

     (d) Each Guarantor agrees that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, the Guarantied Parties are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Obligations, to collect interest on the Obligations, or to enforce or exercise any other right or remedy with respect to the Obligations, or the Administrative Agent is prevented from taking any action to realize on the Collateral, such Guarantor agrees to pay to the Administrative Agent for the account of the Guarantied Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guarantied Parties.

     (e) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and of each other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof, that diligent inquiry would reveal. Each Guarantor hereby agrees that the Guarantied Parties shall have no duty to advise any Guarantor of information known to any of the Guarantied Parties regarding such condition or any such circumstance. In the event that any of the Guarantied Parties in its sole discretion undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guarantied Party wishes to maintain confidential, or
(iii) to make any other or future disclosures of such information or any other information to such Guarantor.

     (f) Each Guarantor consents and agrees that the Guarantied Parties shall be under no obligation to marshall any assets in favor of any Guarantor or otherwise in connection with obtaining payment of any or all of the Obligations from any Person or source.

     SECTION 15.  Representations and Warranties.  Each Guarantor hereby
                  ------------------------------
represents and warrants to the Guarantied Parties as follows:

     (a) Such Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the failure to so qualify has a reasonable likelihood of having a Material Adverse Effect, (iii) has all requisite corporate power and authority to own its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (iv) is in compliance with its certificate of incorporation and by-laws, (v) is in compliance with all other applicable requirements of Law except for such noncompliances as in the aggregate would have no Material Adverse Effect, and
(vi) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Tribunal having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents or approvals which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or failures which in the aggregate would not have any reasonable likelihood of having a Material Adverse Effect.

     (b) The execution, delivery and performance by such Guarantor of this Guaranty and the other Loan Documents to which it is a party:

          (i)  are within its corporate powers;

          (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required; and

          (iii) do not and will not (A) contravene its certificate of incorporation or by-laws or other comparable governing documents, (B) violate any other applicable requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Tribunal or arbitrator except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any of its agreements, (D) result in the creation or imposition of any Lien upon any of its property other than those in favor of the Administrative Agent on behalf of and for the ratable benefit of the Secured Parties and Liens permitted by the Credit Agreement, or (E) require the consent of, authorization by, approval of, notice to, or filing or registration with, any Tribunal or any other Person.

     (c) This Guaranty has been duly executed and delivered by such Guarantor and is the legal, valid and binding obligation of much Guarantor enforceable against it in accordance with its terms, subject to Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Guarantor) and general principles of equity.

     (d) There are no pending or, to the knowledge of such Guarantor, threatened actions, investigations or proceedings to which such Guarantor or any of its Subsidiaries is a party or, to such Guarantor's knowledge, affecting such Guarantor or any of its Subsidiaries before any court, Tribunal or arbitrator with respect to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, is reasonably likely to have a Material Adverse Effect. The performance by such Guarantor under this Guaranty and under each of the other Loan Documents to which it is a party is not restrained or enjoined (either temporarily, preliminarily or permanently) and no material adverse conditions have been imposed by any Tribunal or arbitrator upon any of the foregoing transactions.

     SECTION 16.  Amendments. Etc.  No amendment or waiver of any provision of
                  ----------------
this Guaranty nor consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be in writing, approved by the Determining Lenders (or by all the Lenders where the approval of each Lender is required under the Credit Agreement) and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided for hereunder shall be in writing and mailed, telecopied or delivered by reputable overnight delivery service or by hand, if to any Guarantor, addressed to it at its address specified on the signature pages hereof, if to any Guarantied Party, addressed to it at the address of such Guarantied Party specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 6. All such notices and other communications shall, when mailed, telecopied, or delivered, be effective three days after being deposited in the mail, when telecopied with confirmation of receipt, or when delivered by reputable overnight delivery service or by hand to the addressee or its agent, respectively.

     SECTION 18.  No Waiver; Remedies.  (a)  No failure on the part of any
                  -------------------
Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any of the other Loan Documents.

     (b) Failure by any of the Guarantied Parties at any time or times hereafter to require strict performance by the Borrower, any Guarantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Borrower, any Guarantor or such other Person and delivered to any of the Guarantied Parties shall not waive, affect or diminish any right of any of the Guarantied Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Guarantied Parties or any agent, officer, employee of any of the Guarantied Parties.

     (c) No waiver by the Guarantied Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guarantied Parties permitted hereunder shall in way affect or impair any of the rights of the Guarantied Parties or the obligations of any Guarantor under this Guaranty or under any of the other Loan Documents. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

     SECTION 19.  Right of Set-off.  Upon the occurrence and during the
                  ----------------
continuance of any Event of Default, each of the Guarantied Parties is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guarantied Party to or for the credit or the account of each Guarantor against any and all of the obligations of each Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Guarantied Party shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each of the Guarantied Parties agrees promptly to notify each Guarantor after any such set-off and application made by such Guarantied Party; provided, however, that the failure
                                           --------  -------
to give such notice shall not affect the validity of such set-off and application. The rights of each Guarantied Party under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guarantied Party may have.

     SECTION 20.  Continuing Guaranty; Transfer of Notes.  Subject to Section
                  --------------------------------------
11, this Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations payable under this Guaranty after termination of the Commitments, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guarantied Parties and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), each of the Guarantied Parties may assign or otherwise transfer any Note held by it or Obligations owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guarantied Party herein or otherwise with respect to such of the Notes and Obligations so transferred or assigned, subject, however, to compliance with the provisions of Section 11.6 of the Credit Agreement in respect of assignments.

     SECTION 21.  Reimbursement.  To the extent that any Guarantor shall be
                  -------------
required to repay a portion of the Advances which shall exceed the greater of
(a) the amount of such Advances actually received by such Guarantor and (b) the amount which such Guarantor would otherwise have paid if such Guarantor had repaid the aggregate amount of such Advances (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor's net worth immediately after the later of the Agreement Date or the date such Guarantor becomes a party to this Guaranty bears to the aggregate net worth of the Guarantors (calculated for each Guarantor based on such Guarantor's net worth immediately after the later of the Agreement Date or the date such Guarantor becomes a party to this Guaranty), then such Guarantor shall be reimbursed by
                                   ----
the other Guarantors for the amount of such excess, pro rata, based on their
                                                    --- ----
respective net worth immediately after the Agreement Date or the date such Guarantor becomes a party to this Guaranty, as applicable. This Section 10 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 10 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay to the Guarantied Parties the Obligations as and when the same shall become due and payable in accordance with the terms hereof.

     SECTION 22.  Reinstatement.  This Guaranty shall remain in full force and
                  -------------
effect and continue to be effective should any petition be filed by or against any Obligor for liquidation or reorganization, should any Obligor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Obligor's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligees of the Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     SECTION 23.  GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND BE
                  -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS). WHEREVER POSSIBLE, EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY AND WITHOUT INVALIDATING THE REMAINING PROVISIONS OF THIS GUARANTY.

     SECTION 24.  Submission to Jurisdiction; Jury Trial.  (a)  Any legal action
                  --------------------------------------
or proceeding with respect to this Guaranty or any document related thereto may be brought in the courts of the State of Texas or the United States of America for Dallas, Texas, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non
                                                            ----- ---
conveniens, which it may now or hereafter have to the bringing of any such
----------
action or proceeding in such respective
jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

     (b) Each Guarantor irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address provided herein, such service to become effective 30 days after such mailing.

     (c) Nothing contained in this Section 13 shall affect the right of any Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Guarantor or any of such Guarantor's property in any other jurisdiction.

     (d) EACH GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF ANY OBLIGOR OR ANY GUARANTIED PARTY.

     SECTION 25.  Section Titles.  The Section titles contained in this Guaranty
                  --------------
are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Guaranty.

     SECTION 26.  Execution in Counterparts.  This Guaranty may be executed in
                  -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Guaranty.

     SECTION 27.  Miscellaneous.  All references herein to the Borrower or to
                  -------------
any Guarantor shall include their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower or such Guarantor. All references to the singular shall be deemed to include the plural where the context so requires.

     SECTION 28.  Subrogation and Subordination.
                  -----------------------------

          (a) Notwithstanding any reference to subrogation contained herein to the contrary, each Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender against the Borrower or any collateral which any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 17(a) is knowingly made in contemplation of such benefits.

          (b) All debt and other liabilities of the Borrower to any Guarantor ("Borrower Debt") are expressly subordinate and junior to the Obligations and any instruments evidencing the Borrower Debt shall contain provisions acceptable to the Determining Lenders providing for such subordination and shall be binding on all holders of such Borrower Debt.

     SECTION 29.  Guarantor Insolvency.  Should any Guarantor voluntarily seek,
                  --------------------
consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender granted hereunder, then, the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and such Lender, a fully-matured, due, and payable obligation of such Guarantor to such Lender (without regard to whether the Borrower is then in default under the Credit Agreement or whether any part of the Obligations is then due and owing by the Borrower to such Lender), payable in full by such Guarantor to such Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     SECTION 30.  Rate Provision.  It is not the intention of any Lender to make
                  --------------
an agreement violative of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in this Guaranty, no Lender shall ever be entitled to contract, charge, receive, collect or apply, as interest on the Obligations, any amount in excess of the Highest Lawful Rate. In no event shall any Guarantor be obligated to pay any amount in excess of the Highest Lawful Rate. If from any circumstance the Administrative Agent or any Lender shall ever receive anything of value deemed excess interest under applicable law, an amount equal to such excess shall be applied to the reduction of the principal amount of outstanding Advances, and any remainder shall be promptly refunded to the payor. In determining whether or not interest paid or payable with respect to the Obligations, under any specified contingency, exceeds the Highest Lawful Rate, the Guarantors and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such Obligations so that the interest paid on account of such Obligations does not exceed the Highest Lawful Rate and/or
(d) allocate interest between portions of such Obligations; provided that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the Lenders shall refund to the payor the amount of such excess or credit the amount of such excess against the total principal amount owing, and, in such event, no Lender shall be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Rate.

     Section 31.  Severability.  If any provision of this Guaranty is held to be
                  ------------
illegal, invalid, or unenforceable under present or future laws during the term thereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

     SECTION 32.  ENTIRE AGREEMENT.  THIS GUARANTY REPRESENTS THE FINAL
                  ----------------
AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 =============================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
                 =============================================

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.



Notice Address for all Guarantors
for this Guaranty:
                                    By:
                                                         Name:
                                                         Title:

Telephone:
Telecopier:


Accepted and Acknowledged:

NATIONSBANK OF TEXAS, N.A., as
Administrative Agent



By:
     Name:
     Title:

                                   EXHIBIT I

                              NOTICE OF BORROWING



NationsBank of Texas, N.A., as
 Administrative Agent
901 Main Street, 13th Floor
Dallas, Texas 75202

Attention: Marie T. Lancaster

       Re: Doskocil Manufacturing Company, Inc.
           ------------------------------------

Gentlemen:

     The undersigned, an Authorized Signatory of Doskocil Manufacturing Company, Inc., to the Credit Agreement, dated as of September 19, 1997, among the undersigned, the financial institutions party thereto and NationsBank of Texas, N.A., as Administrative Agent (said Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined), and hereby gives you notice, irrevocably, pursuant to Section 2.1 of the Credit Agreement, that the undersigned hereby requests a [Revolving Credit Advance] [Facility A Term Loan Advance] [Facility B Term Loan Advance] under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.1 of the Credit Agreement:

     (i)     The Business Day of the Proposed Borrowing is _____________, ____.

     (ii) The aggregate amount of the [Revolving Credit] [Facility A Term Loan] [Facility B Term Loan] Advances constituting the Proposed Borrowing is $___________, of which amount $_______ consists of Base Rate Advances, $_________ consists of LIBOR Rate Advances having an initial Interest Period of _____ months.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

     (A) the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in each of the other Loan Documents to which it is a party (other than those representations and warranties that specifically relate to an earlier date) are true and correct as though made on and as of such date; and

     (B) no Default or Event of Default is continuing, or will result from the Proposed Borrowing.

                              Very truly yours,

                              DOSKOCIL MANUFACTURING COMPANY, INC.



                              By:
                                    Name:
                                    Title:

                                  EXHIBIT J-1

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
James R. Littlejohn
DONOHOE, JAMESON & CARROLL, P.C.
3400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270

                 LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES
                         AND RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

THE STATE OF ________    (S)
                         (S)  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ___________    (S)

     THAT, DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation

("Grantor"), for and in consideration of the sum of Ten Dollars to Grantor in
  -------
hand paid by MICHAEL F. HORD, Trustee, of 901 Main Street, 67th Floor, Dallas, Dallas County, Texas 75202 ("Trustee"), in order to secure the payment of the
                             -------
indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee, WITH POWER OF SALE, for the benefit of NationsBank of Texas, N.A., a national banking association ("NationsBank"), having its principal office at 901 Main
                      -----------
Street, 67th Floor, Dallas, Texas 75202, as the administrative agent (in such capacity NationsBank is called "Administrative Agent") on behalf of NationsBank
                                --------------------
and each other lender which is now or hereafter a party to the Credit Agreement (as defined below) (collectively, "Banks" and singly, a "Bank") all of Grantor's
                                   -----                 ----
leasehold interest in the real estate situated in Tarrant County, Texas described in Exhibit A attached hereto and made a part hereof (the "Land"),
             ---------                                              ----
together with (i) all rights, power and privileges of Grantor as lessee under those certain Lease Agreements with the lessors (the "Lessors") as described on
                                                      -------
Exhibit B attached hereto and made a part hereof, and memoranda of which are, or
---------
will be simultaneously herewith, recorded in the office of County Clerk of _____________ County, (such Lease Agreements, together with any amendments, modifications, renewals, extensions, amendments and restatements thereof, collectively, the "Leases" and individually, a "Lease"); (ii) all of Grantor's
                   ------                       -----
interest in the buildings and other improvements ("Improvements") now on or that
                                                   ------------
may be hereafter placed on said Land; (iii) Grantor's interest in all materials, equipment, fixtures or other property whatsoever, now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said Land, including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers, refrigerators and ranges, utility lines and equipment (whether owned individually or jointly with others), sprinkler systems, fire extinguishing apparatus and equipment, tanks, engines, pipers, fittings, dynamos, generators, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurentances thereto, and all renewals or replacements of or

                                     J-1-1
substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the leasehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; (iv) all interests now or hereafter of Grantor in and to all easements and rights of way now or hereafter used in connection with any of the foregoing real estate or as a means of ingress to or egress from said real estate; (v) all interests now or hereafter of Grantor in and to any streets, ways, alleys and/or strips of land adjoining said Land or any part thereof; (vi) all licenses of Grantor necessary for the operation and maintenance of the foregoing; and (vii) all rights, estates, hereditaments, powers and privileges of Grantor appurtenant or incident to the foregoing. This conveyance shall include and the lien, security interest and assignment created hereby shall encumber and extend to all other, further or additional title, estates, interest or rights which may exist now or at any time be acquired by Grantor in or to the property demised under any lease creating a leasehold estate related to or covering all or any of the foregoing property and including Grantor's rights, if any, to purchase the property demised under any such lease and, if fee simple title to any of such property shall ever become vested in Grantor, such fee simple interest shall be encumbered by this Deed of Trust in the same manner as if Grantor had fee simple title to such property as of the date of execution hereof.

     TO HAVE AND TO HOLD the foregoing property (the "Mortgaged Property") unto
                                                      ------------------
Trustee and his successors or substitutes in this trust and to his or their successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of Administrative Agent, however, upon the terms, provisions and conditions herein set forth.

     In order to secure the payment of the indebtedness described in this Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement ("Deed of Trust") and the performance of the obligations,
                      -------------
covenants, agreements and undertakings of Grantor described in this Deed of Trust, Grantor hereby grants to Administrative Agent a security interest and lien in all of Grantor's right, title and interest in and to all present and future (i) goods, inventory, equipment (excluding, however, any equipment or other property which is financed with Indebtedness permitted to be incurred pursuant to Sections 7.1(c) and 7.1(h) of the Credit Agreement), furnishings, fixtures, furniture, chattels and personal property of whatever nature owned by Grantor now or hereafter attached or affixed to or used in or about the building or buildings now erected or hereafter to be erected on the Mortgaged Property, or otherwise located on the Mortgaged Property, (ii) fixtures, accessions and appurtenances to any of the foregoing or following, (iii) renewals or replacements of or substitutions for any of the foregoing or following, (iv) building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, (v) occupancy agreements, leases, rents (including security deposits and advance rentals under lease agreements now or at any time hereafter covering or affecting any of the Mortgaged Property and all property described in this Paragraph and held by or for the benefit of
                               ---------
Grantor), fees, royalties, bonuses, issues, room rents, profits, revenues or other income or benefits of whatever nature received or due in connection with the Mortgaged Property and all property described in this Paragraph, (vi)
                                                          ---------
monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property or to the Lessor or other lessor of the Real Property, (vii) permits, licenses, franchises, certificates and agreements related to the foregoing, and other rights and privileges obtained in connection with, or necessary for the operation and maintenance of, the foregoing, and all other rights and privileges obtained in connection with the Mortgaged Property and all property described in this Paragraph, (viii) plans, specifications, maps, surveys, reports, operating,
     ---------
management and maintenance contracts, architectural, engineering and construction contracts, books of

                                     J-1-2
account, insurance policies, guarantees, warranties and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Property and all property described in this Paragraph, (ix) all proceeds from the taking of any of the Mortgaged
        ---------
Property and any property described in this Paragraph or any rights appurtenant
                                            ---------
thereto by right of eminent domain or by private or other purchase in lieu thereof, (x) all proceeds (including premium refunds) of each policy of insurance relating to the Mortgaged Property and any property described in this

Paragraph, (xi) all guarantees, sureties and other agreements assuring
---------
performance of any obligation of any tenant of the Mortgaged Property and all property described in this Paragraph, and (xii) all proceeds arising from or by
                           ---------
virtue of the sale, lease or other disposition of the Mortgaged Property and any property described in this Paragraph (all of the property described in this
                           ---------
Paragraph hereinafter collectively called the "Personal Property") and all
---------                                      -----------------
proceeds and products of the Personal Property. (The Mortgaged Property and the Personal Property are hereinafter sometimes collectively called the "Property").
                                                                     --------


                                   ARTICLE I

                              Secured Indebtedness
                              --------------------

     33.a. Secured Indebtedness. This Deed of Trust is made to secure and enforce the payment of the following, agreements, documents, obligations, indebtedness and liabilities: (a) all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof of Grantor to Banks or any Bank arising from, by virtue of, or pursuant to the Credit Agreement dated as of September 19, 1997, among the Grantor, Administrative Agent and Banks (said Credit Agreement, as amended, modified, renewed, extended, restated or refinanced from time to time, the "Credit Agreement"), the Notes (as defined in the Credit Agreement), the other Loan Documents (as defined in the Credit Agreement), including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Grantor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C.
(S) 101 et. seq. whether or not a claim is allowed for the same in any such
        --  ---
proceeding, and (b) all indebtedness and obligations incurred or arising pursuant to the provisions of this Deed of Trust. The indebtedness referred to in this Paragraph 1.1 is hereinafter sometimes called the "Secured
                                                           -------
Indebtedness". Initially-capitalized terms used herein and not otherwise herein defined shall have the meaning given to such terms in the Credit Agreement.


                                  ARTICLE II.

                         Representations and Warranties
                         ------------------------------

     34.a. Representations and Warranties. Grantor represents and warrants to the Trustee and the Banks as follows:

          (a) Title and Authority.   Grantor is the lawful owner of good title
     to the Leases, and has good right and authority to grant, bargain, sell, transfer, assign and mortgage the Mortgaged Property, subject to Lessor's consent, and to grant a security interest in the Personal Property.

                                     J-1-3

          (b) Warranty. For so long as any of the Secured Indebtedness shall be outstanding, Grantor will warrant and defend the title to the Mortgaged Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to Permitted Liens.

          (c) Leases. The Leases on the Land are in full force and effect; no default (nor any event, which with notice or lapse of time or both, could cause such a default) has occurred and is continuing thereunder and there have been no renewals and/or extensions of, or supplements, modifications, or amendments to any Lease. Grantor is in the possession of the premises covered by, and leased under the Leases. No other lease or rental agreement, oral or written, relates to Grantor's use or occupancy of the Mortgaged Property other than the Leases.

     2.b. Covenants and Agreements. So long as the Secured Indebtedness or any part thereof remains unpaid, Grantor covenants and agrees with the Trustee and the Banks as follows:

          (a)  Taxes on Lien.

          In the event of the enactment after the date hereof of any law of the State of Texas or of any other governmental entity deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Trustee, the Administrative Agent or any Bank the payment of the whole or any part of the taxes (excluding income, franchise, gross receipts or similar taxes imposed on the Banks, the Trustee or the Administrative Agent) or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the trustee or beneficiary or mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or any of the Secured Indebtedness or the Trustee, the Administrative Agent or any Bank, then, and in any such event, Grantor, upon demand by the Trustee, the Administrative Agent or any Bank, shall to the extent not prohibited by Applicable Law, pay such taxes, assessments, charges or liens, or reimburse the Trustee, the Administrative Agent or such Bank therefor.

          (b) Grantor will maintain insurance with respect to the Mortgaged Property in accordance with the Credit Agreement. Administrative Agent understands and acknowledges that the Lease requires that all property insurance maintained with respect to the leased premises provide that the proceeds of such insurance be payable to the Lessors or the Lessors' mortgagees, subject to all applicable provisions of the Leases with respect to the use of such proceeds to restore the Improvements.

          (c) Protection and Defense of Lien. If the validity of this Deed of Trust or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to the Administrative Agent and at Grantor's own cost and expense diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal

                                     J-1-4
     proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, other than Permitted Liens, and the Trustee and Administrative Agent, or either of them (whether or not named as parties to legal proceedings with respect thereto) are hereby authorized and empowered to take such additional steps as in their judgment and discretion reasonably may be necessary or proper for the defense of any such legal proceedings or the protection of the validity of this Deed of Trust and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, other than Permitted Liens, the purchase of any tax title and the removal of prior liens or security interests which do not constitute Permitted Liens, and all reasonable expenses so incurred of every kind and character shall be a demand obligation owing by Grantor, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment. Should the Trustee or the Administrative Agent intend to take any such action described in the immediately preceding sentence, the Trustee or the Administrative Agent, as appropriate, shall, subject to the immediately succeeding proviso, prior to
                                                               -------
     taking any such action notify Grantor of such intention and give Grantor a reasonable opportunity to provide such defense or protection; provided,
                                                                   --------
     however, if in the reasonable opinion of the Trustee or the Administrative
     -------
     Agent the giving of such notice and opportunity to provide such defense or protection would materially impair or materially hinder such defense or protection or would otherwise be materially disadvantageous to rights or interests of the Trustee or the Administrative Agent hereunder or the rights, title, liens or security interests created or evidenced hereby, the Trustee and the Administrative Agent shall have no obligation to give such notice and opportunity to provide such defense or protection prior to the taking of any such action, but after taking any such action Trustee or Administrative Agent shall give notice thereof to Grantor.

          (d) Permitted Liens. Grantor will comply with and will perform all of the covenants, agreements and obligations imposed upon it or the Property in the Permitted Liens in accordance with their respective terms and provisions if the failure to do so would have a Material Adverse Effect. Grantor will not modify or permit any modification of any Permitted Lien against the Mortgaged Property the result of which would have a Material Adverse Effect without the prior written consent of Administrative Agent.

          (e) Books and Records. Grantor will permit all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of the improvements forming a part of the Property to be inspected and copied by Administrative Agent and its representatives at all times during reasonable business hours upon reasonable notice; provided, however, if a Default shall have occurred and be continuing there shall be no requirement to give reasonable notice. If applicable, such information shall be kept confidential in accordance with
     Section 11.14 of the Credit Agreement.

          (f) Leases. Grantor may not lease or enter into any other occupancy agreement authorizing the occupancy of any portion of any of the Mortgaged Property by third parties without the prior written consent of Administrative Agent, which consent shall not be unreasonably withheld.

                                     J-1-5

          (g) Estoppel Certificate. Grantor shall at any time and from time to time furnish promptly upon request a written statement in such form as may be reasonably required by Administrative Agent stating (if it is the fact) that the Leases are in full force and effect; that the Leases have not been released, subordinated or modified; that there are no offsets or defenses against the enforcement of any Lease; that this Deed of Trust is a valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to Debtor Relief Laws (as such term is defined in the Credit Agreement); that this Deed of Trust has not been released, subordinated or modified; and that to the best of Grantor's knowledge there are no offsets or defenses against the enforcement of this Deed of Trust, or if any of the foregoing statements are untrue, specifying the reasons therefor.

          (h) Compliance with Laws. Grantor shall, and shall use reasonable efforts to cause any tenant of the Property to, comply with all applicable restrictive covenants and all Applicable Laws except where failure to do so could not be reasonably expected to have a Material Adverse Effect.

          (i) Tax and Insurance Escrow. Upon the occurrence and during the continuance of a Default, Grantor will upon written request of Administrative Agent, deposit with Administrative Agent a sum equal to accrued and unpaid ad valorem taxes, assessments and charges (which charges for the purpose of this subparagraph shall include without limitation ground rents and water and sewer rents and any other recurring charge which could create or result in a lien against the Property) against the Property for the then current year and the accrued and unpaid premiums for such policies of insurance for the then current year, all as reasonably estimated by Administrative Agent and prorated to the end of the calendar month following the month during which such Default occurred, and thereafter will deposit with Administrative Agent, on each date when an installment of interest is due on the Notes, sufficient funds (as reasonably estimated from time to time by Administrative Agent) to permit the Administrative Agent to pay, at least 5 days prior to the delinquency date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Administrative Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Administrative Agent for payment of future taxes, assessments, charges and premiums, applied to any Secured Indebtedness, or refunded to Grantor, at Administrative Agent's option; and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Administrative Agent. All such funds so deposited shall bear interest at the normal interest rate for money market deposits at NationsBank, may be mingled with the general funds of Administrative Agent and shall be applied by Administrative Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Administrative Agent by Grantor (which statements shall be presented by Grantor to Administrative Agent a reasonable time before the applicable amount is due); provided, however, that if Administrative Agent has made demand for payment of all of the Secured Indebtedness, such funds may at Administrative Agent's option be applied to the payment of the Secured Indebtedness in the order determined by Administrative Agent and that Administrative Agent may at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest

                                     J-1-6
     in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment of transfer of Grantor's interest in and rights to such funds held by Administrative Agent under this subparagraph (i) but subject to the rights of Administrative Agent hereunder.

          (j) Further Assurances. Grantor will, on request of Administrative Agent, (i) promptly correct any defect or error which may be discovered in the contents of this Deed of Trust or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Deed of Trust and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed reasonable by Administrative Agent to protect the lien or the security interest hereunder against the rights or interests of third persons, and Grantor will pay all reasonable costs connected with any of the foregoing; and (iv) use reasonable efforts to cause any tenant under any lease agreement of any of the Property to furnish, in the manner and to the extent required under the Lease, any instrument or perform, in the manner and to the extent required under the Lease, any act reasonably deemed advisable by Administrative Agent to protect the lien or the security interest hereunder.

          (k) Leases. To the extent that a contrary action or omission would be reasonably likely to cause a Material Adverse Effect: (1) Grantor shall punctually and properly perform, observe, and otherwise comply with each and every covenant, agreement, requirement and condition set forth in the Leases, and do or cause to be done all things necessary or appropriate to keep the Leases in full force and effect and to preserve and keep unimpaired the rights of Grantor, Trustee and Administrative Agent thereunder, and Grantor shall neither do nor suffer to be done any act of commission or omission which would justify the Lessor under any Lease to cancel same, evict Grantor, or declare due and payable all or any part of the rental and other sums payable thereunder in advance of the time specified therein for the payment thereof; (2) Grantor will not, without the express written consent of Administrative Agent, surrender, forfeit, cancel or terminate, or permit the surrender, forfeiture, cancellation, or termination of any Lease in whole or in part, whether or not a default shall have occurred and shall be continuing thereunder; and (3) Grantor will not, without the express prior written consent of Administrative Agent, amend, modify or impair, or permit the amendment, modification or impairment of any Lease in any manner which would materially adversely affect rights of Grantor, Trustee or Administrative Agent thereunder. Grantor shall promptly notify Administrative Agent in writing upon receipt or delivery by Grantor of any written notice of default under any Lease.
     If for any reason Grantor cannot timely make any payment under any Lease or perform or comply with any of its obligations under any Lease, Grantor shall notify Administrative Agent in sufficient time to enable Administrative Agent (but Administrative Agent shall not be obligated) to timely make such payments and/or to perform or comply with such other obligations.

                                     J-1-7

     2.c. Right of Administrative Agent to Perform. Grantor agrees that, if after any applicable notice or grace period, Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, Administrative Agent, in Grantor's name or in its own name and after the giving of any required notice and expiration of any applicable cure period, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any reasonable expenses so incurred by Administrative Agent, and any money so paid by Administrative Agent, shall be a demand obligation owing by Grantor to Administrative Agent and Administrative Agent, upon making such payment, shall be subrogated to all of the rights of the person or entity receiving such payment. Any amounts due and owing by Grantor to Administrative Agent pursuant to this Deed of Trust shall bear interest from the date such amount becomes due until paid at a rate of interest per annum equal to the lesser of (i) Base Rate Basis, plus 2%, or (ii) the Highest Lawful Rate, and shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other Loan Document. Should Administrative Agent intend to perform or cause to be performed such act or take such action or pay such money, Administrative Agent shall, subject to the immediately succeeding proviso, prior to taking any such
                                             -------
action notify Grantor of such intention and give Grantor a reasonable opportunity to take such action; provided, however, if in the reasonable opinion
                                 --------  -------
of Administrative Agent the giving of such notice and opportunity to take action would materially impair the validity or priority of this Deed of Trust, the rights or interests of the Trustee or Administrative Agent hereunder or any rights, titles, liens or security interests created or evidenced hereby, Administrative Agent shall have no obligation to give such notice and opportunity to take action prior to taking of such action, but, nevertheless, shall give prompt written notice of the taking of such action to Grantor.


                                  ARTICLE III.

                          Remedies in Event of Default
                          ----------------------------

     35.a.  Defaults.  The term "Default" as used in this Deed of Trust shall
                                 -------
mean the occurrence and continuance of an "Event of Default" as defined in the Credit Agreement.

     3.b. Acceleration. Upon the occurrence and during the continuance of a Default, Administrative Agent shall have the option of declaring all Secured Indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Administrative Agent may elect.

     3.c. Possession. Upon the occurrence and during the continuance of a Default, Administrative Agent is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property, or any part thereof, and to take possession of the Property and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property, including the right to rent the same for the account of Grantor and to deduct from such rents all reasonable costs, expenses and liabilities of every reasonable character incurred by Administrative Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property and to apply the remainder of such rents on the Secured Indebtedness in such manner as Administrative Agent may elect. All such costs, expenses and liabilities incurred by Administrative Agent in collecting such rents and in

                                     J-1-8
managing, operating, maintaining, protecting or preserving the Property, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at a rate of interest per annum equal to the Default Rate, all of which shall constitute a portion of the Secured Indebtedness. If necessary to obtain the possession provided for above, Administrative Agent may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by Administrative Agent pursuant to this Paragraph 3.3, Administrative Agent shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Administrative Agent in managing the Property, including without limitation, the negligence of Administrative Agent, unless such loss is caused by the gross negligence or willful misconduct of Administrative Agent, and Administrative Agent shall not be obligated to perform or discharge any obligation, duty or liability under any lease agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Should Administrative Agent incur any such liability, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Grantor shall reimburse Administrative Agent therefor immediately upon demand. Nothing in this Paragraph 3.3 shall impose any duty, obligation or responsibility upon Administrative Agent for the control, care, management or repair of the Property, or shall operate to make Administrative Agent responsible or liable for any waste committed on the Property or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, operation, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, unless such waste, dangerous or defective condition or injury or death is directly a result of gross negligence or willful misconduct by Administrative Agent, and not just Administrative Agent's own ordinary negligence.

     3.d. Foreclosure. During a Default, Trustee, his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Administrative Agent to take all actions necessary to sell the Mortgaged Property or any part thereof situated in the State of Texas in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by Trustee hereunder may be of the entire Mortgaged Property or in such parcels as Administrative Agent may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the
      --------  -------
sale of less than the whole of the Mortgaged Property but Administrative Agent shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the Mortgaged Property so sold to the purchaser or purchasers with general warranty of leasehold title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not

                                     J-1-9
be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Administrative Agent may deem necessary until all of the Mortgaged Property has been duly sold and all of the Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Administrative Agent, such sale shall not exhaust the power of sale hereunder and Administrative Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to Administrative Agent having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Administrative Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee, his successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute.

     3.e. Judicial Foreclosure. This instrument shall be effective as a mortgage as well as a deed of trust and during a Default may be foreclosed as to any of the Property in any manner permitted by the laws of the State of Texas or of any other state in which any part of the Property is situated, and any foreclosure suit may be brought by the Trustee or by Administrative Agent. In the event a foreclosure hereunder shall be commenced by the Trustee or his or her substitute or successor, Administrative Agent may at any time before the sale of the Property direct the said Trustee to abandon the sale, and may then institute suit for the collection of the Notes and the other Secured Indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Administrative Agent should institute a suit for the collection of the Notes or any other Secured Indebtedness and for the foreclosure of this Deed of Trust, Administrative Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee or his or her substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust.

     3.f. Receiver. In addition to all other remedies herein provided for, Grantor agrees that during a Default, Administrative Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by Administrative Agent, but nothing herein is to be construed to deprive Administrative Agent of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Administrative Agent to receive payment of the rents and income from the Property. Any money advanced by Administrative Agent in connection with any such receivership shall be a demand obligation owing by Grantor to Administrative Agent and shall bear interest from the date of making such advancement by Administrative Agent until paid at a rate of interest per annum equal to the lesser of (i) the

                                    J-1-10

Base Rate Basis plus 2%, or (ii) the Highest Lawful Rate, and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness.

     3.g. Proceeds of Sale. The proceeds of any sale held by the Trustee or any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

          first, to the payment of all necessary reasonable costs and expenses
          -----
     incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to the Trustee acting under the provisions of Paragraph 3.4 if foreclosed by power of sale as provided in Paragraph 3.4;

          second, to the payment in full of the Secured Indebtedness (including
          ------
     specifically without limitation the principal, interest and reasonable attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed to Administrative Agent under this Deed of Trust), to be distributed pro rata to each Bank based on the percentage that the amount of the Secured Indebtedness owing to each Secured Party bears to the total unpaid amount of the Obligations; and

          third, the remainder, if any, shall be paid to Grantor or other party
          -----
     legally entitled thereto.

     3.h. The Administrative Agent as Purchaser. Administrative Agent shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and Administrative Agent purchasing at such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Secured Indebtedness owing to the Administrative Agent and/or Banks for the equal and ratable benefit of Banks.

     3.i. Uniform Commercial Code.

          (a) During a Default, the Administrative Agent may exercise its rights of enforcement with respect to the Personal Property under the Uniform Commercial Code as adopted in the State of Texas, as amended, and in conjunction with, in addition to or in substitution for those rights and remedies, and all rights and remedies granted to Banks under any Loan Document executed by Grantor governing security interests in personal property of Grantor.

          (b) any sale made pursuant to the provisions of this Paragraph 3.9 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the Mortgaged Property under power of sale; and

          (c) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to Administrative Agent and/or Banks having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing

                                    J-1-11
     having been duly done by Administrative Agent and/or Banks, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (d) Administrative Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Administrative Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of Administrative Agent.

     3.j. Partial Foreclosure. During a Default, Administrative Agent shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in Paragraph 3.7 except that the amount paid under subparagraph second thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs first and second (modified as provided above) shall be applied to installments of principal of and interest on the Notes in the inverse order of maturity. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

     3.k. Remedies Cumulative. All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Indebtedness, or any part thereof, or otherwise benefiting the Trustee, the Administrative Agent and the Banks, and the Trustee, the Administrative Agent and the Banks shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies, except as may be provided under applicable law.

     3.l. Resort to Any Security. Administrative Agent may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Administrative Agent in its sole and uncontrolled discretion, and any such action shall not be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust, except as may be provided under applicable law.

     3.m. Waiver. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law and except with respect to rights set forth herein or in the other Loan Documents, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention

                                    J-1-12
to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the rights of the Trustee or Administrative Agent under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the rights of the Trustee or Administrative Agent under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this Paragraph 3.13 and now in force, of which Grantor or Grantor's successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Paragraph 3.13 shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Paragraph 3.13. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, IF THE PROPERTY IS SOLD IN ACCORDANCE WITH THE TERMS OF THIS DEED OF TRUST FOR AN AMOUNT LESS THAN THE OBLIGATIONS OF GRANTOR TO TRUSTEE, BANKS OR ADMINISTRATIVE AGENT, THE DEFICIENCY SHALL BE DETERMINED BY THE PURCHASE PRICE AT THE SALE.

     3.n. Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor's successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser.
In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

     3.o. Insurance Premiums. Subject to the terms of the Leases, upon any foreclosure of the Mortgaged Property pursuant to this Deed of Trust, Administrative Agent shall have the right to cancel any policy of insurance covering all or any part of the Mortgaged Property and shall be entitled to receive any unearned premiums from such policy. The unearned premiums received by Administrative Agent shall be applied in the same manner as provided in Paragraph 3.7 above regarding the application of proceeds of sale of the Mortgaged Property.


                                  ARTICLE IV.

                     Assignment of Rents, Profits, Income,
                     -------------------------------------
                              Contracts and Bonds
                              -------------------

     36.a. Assignment. Grantor does hereby absolutely and unconditionally assign, transfer and set over to Administrative Agent all rents, income, profits and proceeds to be derived from the Property, including without limitation the immediate and continuing right, subject to the license granted below, to collect and receive all of the rents, income, receipts, revenues, issues, profits and other sums of money

                                    J-1-13
that may now or at any time hereafter become due and payable to Grantor under the terms of any present or future leases now or hereafter covering the Property, or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, all proceeds payable under any policy of insurance covering the loss of rents resulting from untenantability caused by destruction or damage to the Property, and liens and rights, whether constitutional, statutory, contractual or otherwise, in favor of Grantor as the lessor of any of the Property, and all of Grantor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under the Bankruptcy Reform Act of 1978, as amended, or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law"),
                                               -------------------------
together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property or any part thereof; and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property; subject however to a license hereby granted by Administrative Agent to Grantor to collect and receive and expend all of the foregoing, subject to the terms and conditions hereof. Upon the occurrence and continuance of any Default, Administrative Agent shall have the right, power and privilege (but shall be under no duty) to terminate such license whereupon Administrative Agent shall have the right and authority, whether or not it takes possession of the Property, to seek enforcement of any such lease, contract or bond and to demand, collect, receive, sue for and recover in its own name any and all of the above described amounts assigned hereby and to apply the sum(s) collected, first to the payment of reasonable expenses incident to the collection of the same, second to the payment of the Secured Indebtedness, and the balance, if any, to Grantor or other party legally entitled thereto; provided, however, that Administrative Agent shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose.
Grantor shall make no assignment or other disposition of the above described amounts assigned hereby, nor, unless permitted under the Credit Agreement, shall Grantor cancel or amend any such lease, contract, bond or any other instrument under which such amounts are to be paid or waive, excuse, condone, discount, set off, compromise or in any manner release any obligation thereunder if to do so could reasonably be expected to have a Material Adverse Effect, nor shall Grantor during the existence of a Default receive or collect any such amount thus assigned for a period of more than one month in advance of the date on which payment thereof is due and Grantor shall duly and punctually observe and perform every obligation to be performed by it under each such lease, contract, bond or other instrument if the failure to do so could reasonably be expected to have a Material Adverse Effect, and shall not do or permit to be done anything to impair the security thereof and shall enforce if the failure to do so could reasonably be expected to have a Material Adverse Effect, every obligation of each other party thereto. The assignment contained in this Paragraph 4.1. shall become null and void upon the release of this Deed of Trust. It shall never be necessary for Administrative Agent to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph 4.1.

                                    J-1-14

                                  ARTICLE V.

                              Hazardous Materials
                              -------------------

     37.a. Definitions. For the purpose of this Deed of Trust, Grantor, Administrative Agent and Trustee agree that, unless the context otherwise specifies or requires, the following terms shall have the meaning specified below:

          (a) "Hazardous Materials" shall mean (a) any "hazardous waste" as
               -------------------
     defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.
     Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA"), as amended from time to
                                             ------
     time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substance, (f) any substance the presence of which on the Land and Improvements is prohibited by any Governmental Requirements (as defined below); and (g) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

          (b) "Hazardous Materials Contamination" shall mean the contamination (whether presently existing or with respect to Sections 5.3, 5.4 and 5.5 only, hereafter occurring) of the buildings, facilities, soil, groundwater, air or other elements on or of the Land and Improvements by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Land and Improvements, in either case, in a manner violating applicable Governmental Requirements.

          (c) "Governmental Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority (as defined below) applicable to Grantor or the Land and Improvements.

          (d) "Governmental Authority" shall mean the United States, the state, county, city, or any other political subdivision in which the Land and Improvements is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor or the Land and Improvements.

     5.b. Grantor's Warranties.  Grantor hereby represents and warrants that:

          (a) To Grantor's actual knowledge, no Hazardous Materials have been collected, stored, treated or disposed of pursuant to Grantor's operations in a manner which materially violates Applicable Law and no Hazardous Materials which would have a Material Adverse Effect are now located on the Land and Improvements other than Hazardous Materials used in the ordinary course of Grantor's operations, all of which have been use in accordance, in all material respects, with

                                    J-1-15
     proper specifications and procedures in accordance with Applicable Law, and neither Grantor nor, to Grantor's actual knowledge and belief, any other person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed on, under or at the Land and Improvements or any part thereof in a manner which would have a Material Adverse Effect other than Hazardous Materials used in the ordinary course of Grantor's operations, all of which have been used in accordance, in all material respects, with proper specifications and procedures in accordance with Applicable Law;

          (b) To Grantor's actual knowledge, no part of the Land and Improvements is being used nor, to the Grantor's actual knowledge and belief, has been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials in a manner which would have a Material Adverse Effect, nor is any part of the Land and Improvements affected by any Hazardous Materials Contamination which would have a Material Adverse Effect;

          (c) To Grantor's actual knowledge and belief, no property adjoining the Land and Improvements is being used, or has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials which would have a Material Adverse Effect nor is any other property adjoining the Land and Improvements affected by Hazardous Materials Contamination which would have a Material Adverse Effect.

     5.c. Grantor's Covenants. Grantor agrees to (a) give notice to Administrative Agent promptly upon Grantor's acquiring knowledge of the presence of any Hazardous Materials which would have a Material Adverse Effect on the Land and Improvements or of any Hazardous Materials Contamination which would have a Material Adverse Effect with a full description thereof; and (b) promptly comply with any Governmental Requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Administrative Agent with reasonably satisfactory evidence of such compliance, except to the extent that Grantor's liability for such removal, treatment and disposal of such Hazardous Materials or Hazardous Materials Contamination is being contested in good faith by Grantor.

     5.d. Site Assessments. Grantor will permit Administrative Agent (by its officers, employees and agents) from time to time, but not more frequently than once in any twelve-month period (unless otherwise required by any Tribunal having supervisory authority over Administrative Agent) to contract for the services of persons (the "Site Reviewers") to perform environmental site assessments (the "Site Assessments") on the Land and Improvements for the purpose of determining whether there exists on the Land and Improvements any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of the Land and Improvements arising under any Governmental Requirements relating to Hazardous Materials. Subject to the consent of the Lessor and subject to the provisions of the Lease, the Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. Site Assessments shall be conducted in accordance with Governmental Requirements. Subject to the consent of the Lessor and subject to the provisions of the Lease, the Site Reviewers are hereby authorized to enter upon the Land and Improvements for such purposes. Subject to the consent of the Lessor and subject to the provisions of the Lease, the Site Reviewers are further authorized to perform both above and below the ground testing for environmental

                                    J-1-16
damage or the presence of Hazardous Materials on the Land and Improvements and such other tests on the Land and Improvements as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding the Land and Improvements as Grantor has in its possession or control and as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meeting with the Site Reviewers appropriate personnel employed by Grantor having knowledge of such matters. The costs of performing such Site Assessments, except during a Default, shall be paid by Administrative Agent. During a Default, the reasonable cost of performing such Site Assessments shall be paid by Grantor upon demand of Administrative Agent and any such expenses borne by Administrative Agent and not promptly reimbursed by Grantor shall be secured by this Deed of Trust.

     5.e. Indemnification. Regardless of whether any Site Assessments are conducted hereunder, if any Default shall have occurred and be continuing or any remedies in respect of the Land and Improvements are exercised by Administrative Agent or any Bank, Grantor shall defend, indemnify and hold harmless Administrative Agent and Banks from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys' fees and expenses, and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Deed of Trust) be paid, incurred or suffered by or asserted against Administrative Agent or Banks by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Land and Improvements of any Hazardous Materials or any Hazardous Materials Contamination or arise out of or result from the environmental condition of the Land and Improvements or the applicability of any Governmental Requirements relating to Hazardous Materials (including, without limitation, CERCLA or any federal, state or local so-called "superfund" or "superlien" laws, or any code, rule, regulation, order or decree promulgated thereunder); provided, however, the indemnity provided above shall not apply to any liabilities, actions, demands, penalties, losses, costs or expenses, suits, costs of any settlement or judgment and claims of any and every kind whatsoever which are determined in a final, non-appealable judgment by a court of competent jurisdiction to have been (i) caused by or within the control of Administrative Agent and/or Banks as a result of actions or omissions in their capacities as beneficiaries of this Deed of Trust and not as a result of any determination in such judgment or otherwise that any covenants, conditions or provisions in any of the Loan Documents give or purport to give control over Grantor or the Land and Improvements or (ii) which are the result of an event that occurs after foreclosure of the Land and Improvements (or any portion thereof), the actual taking of possessions of the Land or Improvements (or any portion thereof) by Administrative Agent and/or any Bank or the taking of an assignment in lieu of foreclosure covering the Land and Improvements (or any portion thereof), unless such event occurs as a result of or arises out of a Hazardous Materials Contamination or an environmental condition of the Land and Improvements that occurred or existed prior to such foreclosure, possession, or such taking of an assignment in lieu of foreclosure, provided that Grantor shall be liable only to the extent of the Hazardous Materials Contamination or the environmental condition of the Land and the Improvements prior to such foreclosure, possession, or such taking of an assignment in lieu of foreclosure. The covenants, warranties and indemnifications contained in this Section 5.5 shall survive the release of this Deed of Trust and termination of the Credit Agreement. For the purposes of this Section 5.5, the term "Administrative Agent" and "Banks" shall include all subsequent owners or holders of any obligations secured by this Deed of Trust, all directors, officers, employees and agents of such entity and any persons

                                    J-1-17
or entities owned or controlled by or affiliated with Administrative Agent or any Bank, and their respective directors, officers, employees and agents.


                                  ARTICLE VI.

                                 Miscellaneous
                                 -------------

     38.a. Release. If all of the Secured Indebtedness be finally and fully paid and the Commitments (as defined in the Credit Agreement) have terminated, the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released of record by Administrative Agent at Grantor's cost.

     6.b. Successor Trustee. The Trustee may resign by an instrument in writing addressed to Administrative Agent, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by Administrative Agent. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason Administrative Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Administrative Agent shall have the right and hereby is authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Administrative Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness finally has been paid in full or until the Property is sold hereunder. In the event the Secured Indebtedness is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Administrative Agent or by the holder or holders of not less than a majority of the Secured Obligations shall be full evidence of the right and authority to make the same and of all facts therein recited. If Administrative Agent is a corporation and such appointment is executed in its behalf by an officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Property shall vest in the named successor or substitute trustee and thereupon he shall succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but, nevertheless, upon the written request of Administrative Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or her successor or successors, substitute or substitutes, in this trust, lawfully shall do by virtue hereof.

                                    J-1-18

     6.c. Liability and Indemnification of Trustee. The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for the Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him or her hereunder, believed by him or her in good faith to be genuine. All moneys received by the Trustee, until used or applied as herein provided, shall be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any monies received by him or her hereunder, except to the extent required hereunder or under Applicable Law. Grantor will reimburse the Trustee for, and indemnify and save harmless him or her against, any and all liability and expenses which reasonably may be incurred by him or her in the performance of his or her duties hereunder, except for such liability and expenses attributable to the Trustee's gross negligence or willful misconduct. The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

     6.d. Waiver by Administrative Agent. Administrative Agent may, subject to the Credit Agreement, at any time and from time to time in writing (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor doing any act which Grantor hereunder is prohibited from doing, or consent to Grantor failing to do any act which Grantor hereunder is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property, or any interest therein, from the lien and security interest of this Deed of Trust without the joinder of the Trustee, or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the Secured Indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Trustee or Administrative Agent hereunder except to the extent specifically agreed to by Administrative Agent in such writing.

     6.e. Actions by Trustee or Administrative Agent. The lien, security interest and other security rights of Trustee, Administrative Agent and Banks hereunder shall not be impaired by any indulgence, moratorium or release granted by Administrative Agent (except as provided in Section 6.1), including but not limited to (a) any renewal, extension, increase or modification which Administrative Agent or any Bank may grant with respect to any Secured Indebtedness, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Administrative Agent or any Bank may grant in respect of the Property, or any part thereof or any interest therein (except to the extent specifically surrendered, compromised, released, renewed, extended, exchanged or substituted), or (c) any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Trustee or Administrative Agent shall not release or impair the lien, security interest or other security rights of Trustee or Administrative Agent hereunder or affect the liability of Grantor or of any endorser or guarantor or other surety or improve the right of any permitted junior lienholder in the Property.

     6.f. Rights of Administrative Agent. Administrative Agent may, subject to the Credit Agreement, waive any Default or other default without waiving any other prior or subsequent Default or other default. Administrative Agent may remedy any Default or other default without waiving the Default or other default remedied. Neither the failure by Administrative Agent to exercise, nor the delay by Administrative Agent

                                    J-1-19
in exercising, any right, power or remedy upon any Default or other default shall be construed as a waiver of such Default or other default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Administrative Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Administrative Agent of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or other default hereunder.

     6.g. Reproduction as Financing Statement. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.

     6.h. Fixture Filing. Some of the above goods are or are to become fixtures on the Land. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real property records of the county where the Land is situated. The mailing address of Grantor is set forth below the signature of Grantor to this Deed of Trust and the address of Administrative Agent from which information concerning the security interest may be obtained is 901 Main Street, Suite 6700, Dallas, Texas 75202.

     6.i. Filing and Recordation. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as the Trustee or Administrative Agent shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     6.j. Dealing with Successor. In the event the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Administrative Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the Secured Indebtedness. Except as agreed to in writing by all Banks and Administrative Agent, no sale of the Property, no forbearance on the part of Administrative Agent or any Bank and no extension of the time for the payment of any of the Secured Indebtedness given by Administrative Agent or any Bank shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the Secured Indebtedness or the liability of any other person hereunder or for the payment of the Secured Indebtedness, except to the extent proceeds of any such sale are applied as provided in Paragraph 3.7.

                                    J-1-20

     6.k. Place of Payment. Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Loan Documents, or if no such designation is made, at the office of Administrative Agent at the address indicated in this Deed of Trust, or at such other place in the continental United States as Administrative Agent may designate in writing.

     6.l. Subrogation. To the extent that proceeds of the Secured Indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Banks at Grantor's request and Banks shall be subrogated to any and all rights, security interests and liens owned or held by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released; provided, however, that the terms and provisions of this Deed of Trust shall govern the rights and remedies of Banks and shall supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the lien or liens to which Banks are subrogated hereunder.

     6.m. Application of Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

     6.n. Usury. It is the intent of the Banks and Grantor in the execution of the Credit Agreement, this Deed of Trust, the other Loan Documents and all other instruments now or hereafter securing the Secured Indebtedness or executed in connection therewith or under any other written or oral agreement by the undersigned in favor of Administrative Agent and/or Banks to contract in strict compliance with applicable usury law. In furtherance thereof, Administrative Agent, Banks and Grantor stipulate and agree that none of the terms and provisions contained in the Credit Agreement, this Deed of Trust, the other Loan Documents or any other instrument securing the Notes or executed in connection herewith, or in any other written or oral agreement by Grantor in favor of Banks and/or Administrative Agent, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, or interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. Neither Grantor nor any guarantors, endorsers, sureties or other parties now or hereafter becoming liable for the Secured Indebtedness or any part thereof shall ever be required to pay interest on Secured Indebtedness or arising under any instrument securing the Secured Indebtedness or under any of the other Loan Documents, or in any other written or oral agreement by Grantor in favor of Banks and/or Administrative Agent, at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this Paragraph 6.14 shall control over all other provisions of the Credit Agreement, this Deed of Trust, the other Loan Documents and any other instruments now or hereafter securing the Secured Indebtedness or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. All interest paid or agreed to be paid to Banks and/or Administrative Agent shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Secured Indebtedness so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. Banks and/or Administrative Agent expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Secured Indebtedness is accelerated. If the maturity of the Secured Indebtedness shall be accelerated for any reason or if the principal of the Secured Indebtedness

                                    J-1-21
is paid prior to the end of the term of the Secured Indebtedness, and as a result thereof the interest received for the actual period of existence of the loan evidenced by the Secured Indebtedness exceeds the applicable maximum lawful rate, Banks and/or Administrative Agent shall refund to Grantor the amount of such excess or shall credit the amount of such excess against the principal balance of the Secured Indebtedness then outstanding. In the event that Banks and/or Administrative Agent shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Banks and/or Administrative Agent, be either immediately returned to Grantor or credited against the principal balance of the other Secured Indebtedness, without further penalty to such holder. By execution of this Deed of Trust, Grantor acknowledges that it believes the loan to be non-usurious and agrees that if, at any time, Grantor should have reason to believe that such loan is in fact usurious, it will give Banks and/or Administrative Agent notice of such condition, and Grantor agrees that Banks and/or Administrative Agent shall have 90 days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. As used in this Paragraph 6.14, "interest" means any sum that must be treated as interest under applicable law in determining whether a loan is usurious. THE TERM "APPLICABLE LAW" AS USED IN THIS PARAGRAPH 6.14 SHALL MEAN THE LAWS OF THE STATE OF TEXAS OR THE LAWS OF THE UNITED STATES, WHICHEVER LAWS ALLOW THE GREATER RATE OF INTEREST, AS SUCH LAWS NOW EXIST OR MAY BE CHANGED OR AMENDED OR COME INTO EFFECT IN THE FUTURE.

     6.o. Notice. Any notice, request, demand or other communication required or permitted hereunder, or under the Loan Documents, or under any other instrument securing the payment of the Loan Documents (unless otherwise expressly provided therein) shall be given in the same manner as in Section 11.1 of the Credit Agreement.

     6.p. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the representatives, successors and assigns of Grantor including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of the Trustee and Administrative Agent and their respective heirs, successors, substitutes and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor, Trustee or Administrative Agent shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns.

     6.q. Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     6.r. Gender and Number. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular and plural number shall be held and construed to include the other number, unless the context otherwise requires.

                                    J-1-22

     6.s. Counterparts. This Deed of Trust may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument.

     6.t. Reporting Requirements. Grantor agrees to comply with any and all reporting requirements applicable to the transaction secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Administrative Agent to furnish Administrative Agent with evidence of such compliance.

     6.u. Headings. The paragraph headings contained in this Deed of Trust are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

     6.v. Modification or Termination. The Loan Documents may only be modified or terminated by a written instrument or instruments executed by the party against whom enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

     6.w. ENTIRE AGREEMENT. THIS DEED OF TRUST, TOGETHER WITH THE CREDIT AGREEMENT, AND ALL OTHER LOAN DOCUMENTS (ALL AS IN EFFECT ON THE DATE HEREOF AND AS THE SAME MAY BE AMENDED, SUPPLEMENTED, OR OTHERWISE MODIFIED HEREAFTER FROM TIME TO TIME) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     6.x. GOVERNING LAW. THIS DEED OF TRUST SHALL BE CONSTRUED, INTERPRETED, ENFORCED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN TEXAS.

     6.y. Multiple Advance Loan. This Deed of Trust is given to secure, among other things, a multiple advance loan and shall secure not only presently existing indebtedness but also future advances, whether such advances are obligatory or to be made at the option of the Administrative Agent or any Bank or otherwise, to the same extent as if such future advances were made on the date of execution of this Deed of Trust. The lien of this Deed of Trust shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Property is located.

     6.z. Credit Agreement Controls. In the event of any conflict or inconsistency between any of the terms and provisions of the Credit Agreement and any of the terms and provisions of this Deed of Trust, the terms and provisions of the Credit Agreement shall control.

                                    J-1-23

                 =============================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
                 =============================================


                                    J-1-24

     IN WITNESS WHEREOF, Grantor has executed this Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing as of the _____ day of ____________, _______.

                              DOSKOCIL MANUFACTURING COMPANY, INC.



                                    By:________________________________
                                         Name:_________________________
                                         Title:________________________

                              Address:   4209 Barnett
                                         Arlington, Texas 76017


STATE OF TEXAS      )
                    )    ss:
COUNTY OF ________  )

     This instrument was acknowledged before me on the _____ day of ________, _________, by ________________________________, ____________________ of Doskocil
Manufacturing Company, Inc., a Texas corporation, on behalf of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _______ day of _________,
__________.



                                    -------------------------------------------
                                    Notary Public in and for the State of Texas
My Commission Expires:

------------------------

                                    J-1-25

                                  EXHIBIT "A"
                                  -----------

                                    J-1-26

                                  EXHIBIT "B"
                                  -----------

                                    J-1-27

                                  EXHIBIT J-2


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Robert B. Jackson
DONOHOE, JAMESON & CARROLL, P.C.
3400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270



                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


STATE OF _________________    (S)
                              (S)   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF_________________    (S)


     THAT, DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (hereinafter called "Grantor"), in order to secure the payment of the
                     -------
indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to MICHAEL F. HORD, Trustee, of Dallas County, Texas (hereinafter called the "Trustee") for
                                                                -------
the benefit of NATIONSBANK OF TEXAS, N.A., a national banking association (hereinafter called "NationsBank"), having its principal office at 901 Main
                     -----------
Street, 67th Floor, Dallas, Texas 75202, as the administrative agent (hereinafter in such capacity NationsBank is called the "Administrative Agent")
                                                         --------------------
on behalf of NationsBank and each other lender a party to the Credit Agreement described below (hereinafter collectively called "Banks"), all of the real
                                                  -----
estate situated in the State(s) of        in the Counties set forth in Exhibit
                                                                       -------
"A" attached hereto and described in Exhibit "A" attached hereto and made a part
---                                  -----------
hereof (the "Land"), together with (i) all the buildings and other improvements
             ----
now on or that may be hereafter placed on said Land; (ii) Grantor's interest in all materials, equipment, fixtures or other property whatsoever, now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said Land, including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers, refrigerators and ranges, utility lines and equipment (whether owned individually or jointly with others), sprinkler systems, fire extinguishing apparatus and equipment, tanks, engines, pipes, fittings, dynamos, generators, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent

                                     J-2-1
fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; (iii) Grantor's interest in all easements and rights of way now or hereafter used in connection with any of the foregoing real estate or as a means of ingress to or egress from said real estate; (iv) Grantor's interest, now or hereafter acquired, in and to any streets, ways, alleys and/or strips and gores of land adjoining said Land or any part thereof; and (v) Grantor's interest in and to all rights, estates, hereditaments, powers and privileges appurtenant or incident to the foregoing.

     TO HAVE AND TO HOLD the foregoing property (herein called the "Mortgaged
                                                                    ---------
Property") unto the Trustee and his successors or substitutes in this trust and
--------
to his or their successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of the Administrative Agent, however, upon the terms, provisions and conditions herein set forth.

     In order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, Grantor further grants (to the extent not prohibited by Applicable Law) to the Administrative Agent a security interest and lien in Grantor's right, title and interest in and to all present and future
(i) goods, inventory, equipment (excluding, however, any equipment or other property which is financed with Indebtedness permitted to be incurred pursuant to Sections 7.1(c) and 7.1(h) of the Credit Agreement), furnishings, fixtures, furniture, chattels and other personal property of whatever nature owned by Grantor now or hereafter attached or affixed to or used in or about the building or buildings now erected or hereafter to be erected on the Mortgaged Property or otherwise located on the Mortgaged Property, (ii) fixtures, accessions and appurtenances to any of the foregoing or following, (iii) renewals or replacements of or substitutions for any of the foregoing or following, (iv) building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, (v) occupancy agreements, leases, rents (including security and other deposits and advance rentals under occupancy agreements and lease agreements now or at any time hereafter covering or affecting any of the Mortgaged Property and all property described in this paragraph and held by or for the benefit of Grantor), fees, royalties, bonuses, issues, room rents, profits, revenues or other income or benefits of whatever nature received or due in connection with the Mortgaged Property and all property described in this paragraph, (vi) monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property, (vii) permits, licenses, franchises, certificates, and agreements related to any of the foregoing or following, and all other rights and privileges obtained in connection with, or necessary for the operation and maintenance of, the foregoing, and all other rights and privileges obtained in connection with the Mortgaged Property and all property described in this paragraph, (viii) plans, specifications, maps, surveys, reports, operating and management and maintenance contracts, architectural, engineering, construction and development contracts, books of account, insurance policies, guarantees, warranties and other documents, of whatever kind or character, relating to the ownership, use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Property and all property described in this paragraph, (ix) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Mortgaged Property and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise, (x) all proceeds from the taking of any of the Mortgaged Property and any property described in this paragraph or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, (xi) all proceeds (including premium refunds) of each policy of insurance relating to the Mortgaged Property and any property described in this paragraph, (xii) all guarantees, sureties and other agreements assuring

                                     J-2-2
performance of any obligation of any tenant of the Mortgaged Property and all property described in this paragraph, and (xiii) all proceeds arising from or by virtue of the sale, lease or other disposition of the Mortgaged Property and any property described in this paragraph (all of the property described in this paragraph hereinafter collectively called the "Personal Property") and all
                                               -----------------
proceeds and products of the Personal Property. (The Mortgaged Property and the Personal Property are hereinafter sometimes collectively called the "Property").
                                                                     --------


                                   ARTICLE I.

                              Secured Indebtedness
                              --------------------

     1.1. Secured Indebtedness.  This Deed of Trust, Assignment of Leases and
          --------------------
Rents, Security Agreement and Financing Statement (hereinafter called this "Deed
                                                                            ----
of Trust") is made to secure and enforce the payment of the following,
--------
agreements, documents, obligations, indebtedness and liabilities: (a) all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof of Grantor to Banks or any Bank arising from, by virtue of, or pursuant to the Credit Agreement dated as of September __, 1997 among Grantor, Administrative Agent and Banks (said Credit Agreement, as amended, modified, renewed, extended or restated from time to time, the "Credit Agreement"), the Notes (as defined in the Credit Agreement),
           ----------------
the other Loan Documents (as defined in the Credit Agreement), including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Grantor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. (S) 101 et. seq. whether or not a claim is
                                           --  ---
allowed for the same in any such proceeding, and (b) all indebtedness and obligations incurred or arising pursuant to the provisions of this Deed of Trust. The indebtedness referred to in this Paragraph 1.1 is hereinafter sometimes called the "Secured Indebtedness". Initially capitalized terms used
                      --------------------
herein and not otherwise herein defined shall have the respective meanings given to such terms in the Credit Agreement. This Deed of Trust, the Credit Agreement, the Notes, the other Loan Documents as defined in the Credit Agreement, and all other instruments, certificates, affidavits or documents evidencing, governing, securing, guaranteeing, or relating to the Secured Indebtedness all as amended, modified, renewed, extended or restated from time to time, are hereinafter called the "Loan Documents".
                                     --------------

                                     J-2-3

                                  ARTICLE II.

                         Representations and Warranties
                         ------------------------------

     2.1. Representations and Warranties.  Grantor represents and warrants to
          ------------------------------
the Trustee, the Administrative Agent and the Banks as follows:

          (a) Title and Authority.  Grantor is the lawful owner of good and
              -------------------
     indefeasible fee simple title to the Property, subject only to the matters described in Exhibit "B" attached hereto and made a part hereof (the
                  -----------
     "Permitted Encumbrances") and has good right and authority to grant,
     -----------------------
     bargain, sell, transfer, assign and mortgage the Mortgaged Property and to grant a security interest in the Personal Property.

          (b) Compliance with Covenants and Laws.  To the best of Grantor's
              ----------------------------------
     knowledge after reasonable investigation, the construction, occupancy, operation and use of the Property and the intended use thereof by Grantor subject to the provisions of Article V below complies with all laws, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority and any board of fire underwriters (or any body exercising similar functions) and any restrictive covenants or deed restrictions (whether recorded or otherwise), including, without limitation, all applicable zoning, subdivision, platting, licensing, building, flood disaster, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority (hereinafter sometimes collectively called "Applicable Laws"), except where the failure to so
                          ---------------
     comply could not have a material adverse effect on (i) the financial condition or prospects of Grantor, (ii) the value of the Property taken as a whole, (iii) Grantor's use of, and business operations of, the Property taken as a whole, or (iv) the validity or enforceability of this Deed of Trust or the liens and security interests granted hereunder (hereinafter collectively called "Material Adverse Effect"). To the best of Grantor's
                          -----------------------
     knowledge after reasonable investigation, Grantor has obtained all requisite zoning, utility, building, health, operating and occupancy permits from the governmental authorities having jurisdiction over the Property, except where the failure to obtain such zoning and permits would not have a Material Adverse Effect.

          (c) No Suits.  There are no judicial or administrative actions, suits
              --------
     or proceedings pending or, to the best of Grantor's knowledge threatened, affecting the Property which, if adversely determined, would be reasonably likely to have a Material Adverse Effect, or involving the validity, enforceability or priority of this Deed of Trust.

          (d) Condition of Property.  To the best of Grantor's knowledge after
              ---------------------
     reasonable investigation, the Mortgaged Property is served by electric, gas, storm and sanitary sewers, sanitary water supply, telephone and other utilities required for the Grantor's current and anticipated uses thereof on the date hereof at or within the boundary lines of the Mortgaged Property. To the best of Grantor's knowledge after reasonable investigation, all streets, alleys and easements (including without limitation easements for ingress and egress, easements for vehicular traffic and parking and for pedestrian traffic, easements for utilities, and easements for reciprocal uses) necessary to serve Grantor's current and anticipated uses of the Mortgaged Property have been completed and are serviceable, such streets, alleys and easements have been dedicated and accepted by applicable

                                     J-2-4
     governmental entities, and/or all agreements creating such easements have been filed of record in the real property records of the County set forth on Exhibit "A" attached hereto. The Mortgaged Property is in reasonably
        ---------------------------
     good condition and repair and proper working order, and is free from damage caused by fire or other casualty. Grantor has no actual knowledge of any latent or patent structural or other significant defect or deficiency in the Mortgaged Property that (i) would materially and adversely affect Grantor's intended use of the Mortgaged Property or (ii) have a Material Adverse Effect. None of the Mortgaged Property not covered by flood insurance is within a flood plain. To the best of Grantor's knowledge after reasonable investigation, none of the improvements on the Mortgaged Property create an encroachment over, across or upon any of the Mortgaged Property boundary lines, rights of way or easements, and no buildings or other improvements on adjoining land create such an encroachment, except as disclosed on the survey of the Land delivered to the Administrative Agent. There is, to the actual knowledge of Grantor, no condemnation proceeding pending or threatened that would affect the Mortgaged Property.

          (e) Warranty.  Grantor will warrant and forever defend the title to
              --------
     the Mortgaged Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to the Permitted Encumbrances.

     2.2. Covenants and Agreements.  So long as the Secured Indebtedness or any
          ------------------------
part thereof remains unpaid, Grantor covenants and agrees with the Administrative Agent and the Banks as follows:

          (a)  Taxes on Lien.
               -------------

          In the event of the enactment after the date hereof of any law of the State of Texas or of any other governmental entity deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Trustee, the Administrative Agent or any Bank the payment of the whole or any part of the taxes (other than taxes imposed on the overall income of Banks, the Trustee or the Administrative Agent) or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the trustee or beneficiary or mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or any of the Secured Indebtedness or the Trustee, the Administrative Agent or any Bank, then, and in any such event, Grantor, upon demand by the Trustee, the Administrative Agent or any Bank, shall to the extent not prohibited by Applicable Law, pay such taxes, assessments, charges or liens, or reimburse the Trustee, the Administrative Agent or such Bank therefor.

          (b) Ad Valorem Taxes.  Grantor will cause to be paid prior to
              ----------------
     delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Property, or any part thereof, and upon request of the Administrative Agent will furnish the Administrative Agent with receipts showing payment of such taxes and assessments prior to the applicable delinquency date therefor; except that Grantor in good faith may contest, by appropriate proceedings, the validity, applicability or amount of any asserted tax or assessment, and, pending such contest, Grantor shall not be deemed in Default hereunder if, prior to delinquency of the asserted tax or assessment, Grantor establishes an escrow, or provides security reasonably acceptable to the Administrative Agent, or

                                     J-2-5
     reserves have been established adequate to cover the payment of such tax or assessment with costs, interest and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow and/or security shall be returned to Grantor upon payment of all such taxes, assessments, costs, interest and penalties), and if Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest and penalties thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the tax assessment, costs, interest and penalties shall be paid prior to the date any writ or order is issued under which the Property, or any part thereof, may be sold. No reserve (or security required in (d) below) is required until such time that the aggregate of alleged unpaid ad valorem taxes on all properties of Grantor and all unpaid debts described in (d) below shall exceed $50,000.

          (c) Operation of Property.  Grantor will operate, and will cause the
              ---------------------
     operation of, the Property in a reasonably good and workmanlike manner and in accordance with all Applicable Laws and will pay all fees or charges of any kind in connection therewith, except where the failure to so operate and pay such fees or charges would not have a Material Adverse Effect. Grantor will keep, and will cause the keeping of, the Property occupied to the extent necessary not to impair the insurance carried thereon. Grantor will not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Applicable Law, or except where the failure to so occupy would not have a Material Adverse Effect, which constitutes a public or private nuisance or which makes void, voidable or cancelable, any insurance then in force with respect thereto. Grantor will not, without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), initiate or consent to any zoning reclassification of the Property or seek or consent to any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner as would result in such use becoming a nonconforming use under applicable zoning ordinances or other Applicable Laws. Grantor will not, without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), impose any restrictive covenant or any encumbrance upon the Property which does not constitute a Permitted Encumbrance, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any municipality. Grantor shall not cause or permit any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property. Grantor will not do anything to cause the value of the Property to be materially lessened. If Grantor receives a written notice or claim from any federal, state or other governmental entity pertaining to the Property, including, specifically but without limitation, a notice that the Property is not in compliance with any Applicable Law, Grantor promptly will furnish a copy of such notice or claim to the Administrative Agent.

          (d) Debts for Construction.  Grantor will cause all debts and
              ----------------------
     liabilities of any character, including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property, incurred in the construction, maintenance, operation or development of the Property to be paid before the same become delinquent. Notwithstanding the foregoing, Grantor in good faith may contest, by appropriate proceedings, the validity, applicability or amount of any asserted mechanics' or materialmen's liens, and, pending such contest, Grantor shall not be deemed in Default hereunder if Grantor provides the Administrative Agent with security reasonably satisfactory to the Administrative Agent and if Grantor promptly

                                     J-2-6
     causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs and interest thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the lien, interest and costs shall be paid, bonded around or otherwise removed prior to the date any writ or order is issued under which the Property, or any part thereof, may be sold. No security (or reserve required in (b) above) is required until such time that the aggregate of alleged unpaid ad valorem taxes on all properties and all unpaid debts described in this clause (d) shall exceed $50,000.

          (e) Repair and Maintenance.  Grantor will keep the Property reasonably
              ----------------------
     in good order, repair, operating condition and appearance, causing all reasonably necessary repairs and replacements, promptly to be made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate, normal wear and tear and casualty excepted. Grantor promptly will replace all worn-out or obsolete fixtures or personal property covered by this Deed of Trust that are reasonably necessary in the operation of the Property with fixtures or personal property comparable to the replaced fixtures or personal property, and will repaint the Property when reasonably needed. Notwithstanding the foregoing, Grantor will not, without the prior written consent of the Administrative Agent do or permit to be done anything to the Property that materially may impair its value, including but not limited to (i) removing from the Property any fixtures or personal property covered by this Deed of Trust (but not including any personal property in which Grantor is the lessee thereof) which are necessary or desirable in the operation of the Property, except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that (i) created by this Deed of Trust or any other Loan Document, (ii) otherwise permitted in the Loan Documents or (iii) in respect of capitalized leases) or such as is permitted to be removed by a tenant pursuant to such tenant's lease or (ii) making any structural or other alteration to the Property that materially impairs the value thereof. Nothing contained herein will prevent tenants of the Property from making alterations and improvements expressly permitted under their leases of any part of the Mortgaged Property. Upon request of the Administrative Agent, Grantor will deliver to the Administrative Agent an inventory describing and showing the make, model, serial number and location of all fixtures and personal property used in the management, maintenance and operation of the Property, with a certification by Grantor that said inventory is a true and complete schedule of all such fixtures and personal property used in the management, maintenance and operation of the Property, that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Property, and that all such items are owned by Grantor free and clear of any lien or security interest (except the Permitted Encumbrances).

          (f) Insurance and Casualty.  Grantor will keep the Property insured
              ----------------------
     against loss or damage by fire, explosion, windstorm, hail, flood (as to any portion of the Property which shall at any time be located in an identified "flood prone" area in which flood insurance has been made available pursuant to the Flood Disaster Protection Act of 1973, and then in the amount of the outstanding balance of the Notes or the maximum amount of coverage available, whichever is less), tornado and such other hazards as required by the Administrative Agent and consistent with industry standards. Notwithstanding the foregoing, Grantor further covenants and agrees to keep the property insured by policies of fire, extended coverage and other insurance in such company

                                     J-2-7
     or companies reasonably acceptable to the Administrative Agent and upon such terms and provisions, and with such endorsements, all as reasonably may be acceptable to the Administrative Agent and consistent with industry standards. Grantor further agrees that Grantor will deliver to the Administrative Agent receipts evidencing the payment of all premiums, and certificates of insurance addressed to the Administrative Agent evidencing compliance with the insurance requirements set forth herein and, when appropriate, evidencing renewals of all such policies of insurance before any such insurance shall expire. All insurance policies required pursuant to this subparagraph (f) shall contain a prohibition against cancellation, material endorsement, material alteration or reissuance of such policy effecting a change in coverage thereunder unless such insurer first shall have given the Administrative Agent 30 days prior written notice thereof. All fire, extended and other insurance coverage insurance policies required hereunder shall be on a replacement cost basis in an amount not less than that necessary to comply with any co-insurance percentage stipulated in the policy, but not less than one hundred percent (100%) of the Property's insurable value, and shall be subject to deductibles, if any, not to exceed $250,000. Grantor further agrees that all insurance policies shall provide that proceeds thereunder will be jointly payable to the Administrative Agent and Grantor, for the benefit of the Grantor and Banks as their interests may appear pursuant and subject to a mortgagee clause (without contribution) of standard form attached to or otherwise made a part of the applicable policy. In the event any of the Property covered by such insurance is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) the Administrative Agent may, but shall not be obligated to, make proof of loss if not made promptly by Grantor, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss jointly to the Administrative Agent and Grantor, and
     (iii) the Administrative Agent shall apply the insurance proceeds as follows:

               (A) first, to reimburse the Administrative Agent or the Trustee
                   -----
          for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such proceeds; and

               (B) second, if a Default has not occurred or, if a Default has
                   ------
          occurred, such Default is not then continuing, proceeds of insurance from losses shall be used at Grantor's option by Grantor (i) for repair or replacement of Property and Grantor shall provide the Administrative Agent with evidence satisfactory to the Administrative Agent of such use or (ii) to be applied to Secured Indebtedness.

               (C) third, if a Default has occurred and is continuing, proceeds
                   -----
          of insurance from losses shall at Banks' option be applied to Secured Indebtedness or to repair or replacement of Property.

     In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and Grantor shall not be excused in the payment thereof. If any act or occurrence of any kind or nature (including any casualty on which insurance was not obtained or obtainable) shall result in material damage to or material loss or destruction of the Property, Grantor shall give prompt notice thereof to the Administrative Agent and, if Grantor elects to restore the Property to its prior condition (pursuant to subparagraph B of this Paragraph 2.2(f)(iii)), Grantor, at Grantor's sole cost

                                     J-2-8
     and expense and regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose, promptly shall restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction in accordance with plans and specifications submitted to and reasonably and promptly approved by the Administrative Agent. Grantor hereby irrevocably appoints the Administrative Agent as Grantor's attorney-in-fact, with full authority in place and stead of Grantor and in the name of Grantor or otherwise, after the occurrence of any Default and during the continuance of same to obtain any insurance required to be obtained pursuant to this Paragraph 2.2(f) and which is not so obtained and to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith. The appointment of the Administrative Agent as attorney-in-fact is coupled with an interest and is irrevocable prior to final payment in full of the Secured Indebtedness.

          (g) Liability and Other Insurance.  Grantor shall maintain
              -----------------------------
     comprehensive general liability insurance against claims for bodily injury or death and property damage occurring in or upon or resulting from the Property, in standard form and with such insurance company or companies and policy coverage limits and terms as reasonably may be acceptable to the Administrative Agent, and such other insurance as the Administrative Agent from time to time reasonably may require, with companies reasonably acceptable to the Administrative Agent, upon such terms and provisions, in such amounts, and with such endorsements, all as reasonably are approved by the Administrative Agent. Grantor shall maintain with respect to each policy or agreement evidencing such comprehensive general liability insurance such endorsements as reasonably may be required by the Administrative Agent consistent with accepted industry practice and shall at all times following request therefor by the Administrative Agent deliver and maintain with the Administrative Agent receipts evidencing the payment of all premiums, and certificates of insurance addressed to the Administrative Agent, evidencing compliance with the insurance requirements set forth herein and, when appropriate, evidencing renewals of all such policies of insurance 30 days before any such insurance shall expire. All insurance policies required pursuant to this subparagraph (g) shall contain a prohibition against cancellation, material endorsement, material alteration or reissuance of such policy effecting a change in coverage thereunder unless such insurer first shall have given the Administrative Agent 30 days prior written notice thereof. Grantor further agrees that all insurance policies described in this Paragraph 2.2(g) shall name the Administrative Agent, for the benefit of the Banks, as an additional insured party.

          (h) Condemnation.  Promptly upon obtaining actual knowledge of the
              ------------
     institution of any proceedings for the condemnation of the Property, or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify the Administrative Agent of the pendency of such proceedings. The Administrative Agent may participate in any such proceedings if in the reasonable opinion of the Administrative Agent such participation is necessary to protect the rights or interests of the Administrative Agent, and Grantor shall from time to time deliver to the Administrative Agent all instruments reasonably requested by it to permit such participation. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with the Administrative Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property, or

                                     J-2-9
     any portion thereof, and all judgments, decrees and awards for injury or damage to the Property, or any portion thereof, shall be paid to the Administrative Agent and shall be applied as follows:

               (i)    first, to reimburse Grantor, the Administrative Agent or
                      -----
          the Trustee for all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with collection of such proceeds;

               (ii)   second, to the payment of Secured Indebtedness; and
                      ------

               (iii)  third, to the extent of the balance (if any) of such
                      -----
          proceeds, to Grantor or other party legally entitled thereto.

     Grantor hereby assigns and transfers all such proceeds, judgments, decrees and awards to Banks and agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Banks may reasonably request; provided, however, the disbursement of such proceeds, judgments, decrees and awards shall be applied as provided above in this Paragraph 2.2(h). The Banks are hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. The Banks shall not be, in any event or circumstances, liable or responsible for failure to collect, or for failure to exercise diligence in the collection of, any such proceeds, judgments, decrees and/or awards.

          (i) Protection and Defense of Lien.  If the validity or priority of
              ------------------------------
     this Deed of Trust or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property, or any part thereof, shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to the Administrative Agent and at Grantor's own cost and expense diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims (other than Permitted Encumbrances), and the Trustee and the Administrative Agent, or either of them, (whether or not named as parties to legal proceedings with respect thereto) are hereby authorized and empowered to take such additional steps as in their judgment and discretion reasonably may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Deed of Trust and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims (other than Permitted Encumbrances) made with respect to the Property or any part thereof, the purchase of any tax title and the removal of prior liens or security interests which do not constitute Permitted Encumbrances, and all reasonable expenses so incurred of every kind and character shall be a demand obligation owing by Grantor, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment. Should the Trustee or the Administrative Agent intend to take any such action described in the immediately preceding sentence, the Trustee or the Administrative Agent, as appropriate, shall, subject to the immediately succeeding proviso, prior to taking any such action notify Grantor of such
                -------
     intention and give Grantor a reasonable opportunity to provide such defense or protection; provided, however, if in the reasonable opinion of the
                    --------  -------
     Trustee or the

                                    J-2-10

     Administrative Agent the giving of such notice and opportunity to provide such defense or protection would impair or hinder such defense or protection or would otherwise be disadvantageous to rights or interests of the Trustee or the Administrative Agent hereunder or the rights, title, liens or security interests created or evidenced hereby, the Trustee and the Administrative Agent shall have no obligation to give such notice and opportunity to provide such defense or protection prior to the taking of any such action, but after taking any such action the Trustee or the Administrative Agent shall give notice thereof to Grantor.

          (j) Permitted Encumbrances.  Grantor will comply with and will perform
              ----------------------
     all of the covenants, agreements and obligations imposed upon it or the Property in the Permitted Encumbrances in accordance with their respective terms and provisions if the failure to do so would have a Material Adverse Effect. Grantor will not modify or permit any modification of any Permitted Encumbrances against the Mortgaged Property, the result of which would have a Material Adverse Effect without the prior written consent of the Administrative Agent.

          (k) Books and Records.  Grantor will permit all contracts, statements,
              -----------------
     invoices, bills and claims for labor, materials and services supplied for the construction and operation of the improvements forming a part of the Property to be inspected and copied by the Administrative Agent and its representatives at all times during reasonable business hours upon reasonable notice; provided, however, if a Default shall have occurred and be continuing there shall be no requirement to give reasonable notice. If applicable, such information shall be kept confidential in accordance with
     Section 11.14 of the Credit Agreement.

          (l) Leases.  Grantor may not lease or enter into any other occupancy
              ------
     agreement covering any material portion of any of the Mortgaged Property by third parties without the prior written consent of Grantor, which consent shall not be unreasonably withheld.

          (m) Fees and Expenses; Indemnification.  Grantor will pay all
              ----------------------------------
     appraisal fees, filing and recording fees, inspection fees, survey fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, uniform commercial code search fees, escrow fees, reasonable attorney's fees, and all other costs and expenses of every character reasonably and properly incurred by Grantor, the Trustee, the Administrative Agent or Banks in connection with this Deed of Trust, either at the closing thereof or at any time during the term thereof, or otherwise attributable or chargeable to Grantor as owner of the Property, and will reimburse the Trustee, the Administrative Agent and Banks for all such costs and expenses incurred by each of them. Grantor shall pay all reasonable and proper expenses and reimburse the Trustee, the Administrative Agent and Banks for any reasonable expenditures, including reasonable attorney's fees and legal expenses, incurred or expended in connection with (i) the breach, by Grantor of any covenant herein or (ii) the Trustee's or the Administrative Agent's or Bank's reasonable exercise of any of the rights and remedies hereunder or the Trustee's or the Administrative Agent's or Banks' reasonable protection of the Property and the lien and security interest therein. Grantor will indemnify and hold harmless the Trustee, the Administrative Agent and Banks (for purposes of this subparagraph (m), the terms "Administrative Agent" and "Banks" shall include the directors,
            --------------------       -----
     officers, employees and agents of the Administrative Agent and Banks and any persons or entities owned or controlled by or affiliated with the Administrative Agent and Banks) from and against, and reimburse them for, all claims,

                                    J-2-11
     demands, liabilities, losses, damages, judgments, penalties, costs and expenses (including, without limitation, reasonable attorney's fees) which may be imposed upon, asserted against or incurred or paid by any of them by reason of, on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, or asserted against any of them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Property or with this Deed of Trust. The foregoing indemnities shall not apply with respect to matters caused by or arising out of the gross negligence or willful misconduct of the Administrative Agent, Banks and/or the Trustee. Grantor agrees, however, that it expressly intends to indemnify the Administrative Agent, Banks and the Trustee from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses arising out of their ordinary negligence. The foregoing indemnities, however, shall not apply with respect to any losses, liabilities, claims, damages or expenses incurred by the Administrative Agent, Banks or the Trustee in any action or proceeding by Grantor against the Administrative Agent, Banks or the Trustee unless the Administrative Agent, Banks or the Trustee prevail in such action or proceeding. The foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Deed of Trust but will survive foreclosure of this Deed of Trust or conveyance in lieu of foreclosure and the repayment of the Secured Indebtedness and the discharge and release of this Deed of Trust and the other Loan Documents, but Grantor shall not be liable for any damages as a result of an event that occurs after foreclosure of the Mortgaged Property (or any portion thereof) or the taking of a deed in lieu of foreclosure covering the Mortgaged Property (or any portion thereof), unless such damage occurs as a result of or arises out of a condition that existed prior to such foreclosure or such taking of a deed in lieu of foreclosure. Any amount to be paid hereunder by Grantor to the Administrative Agent, Banks and/or the Trustee shall be a demand obligation owing by Grantor to the Administrative Agent, Banks and/or the Trustee and shall be subject to and governed by the provisions of Paragraph 2.3 hereof.

          (n) Estoppel Certificate.  Grantor shall at any time and from time to
              --------------------
     time furnish promptly upon request a written statement in such form as may be reasonably required by the Administrative Agent stating that this Deed of Trust is a valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to Debtor Relief Laws (as such term is defined in the Credit Agreement); that this Deed of Trust has not been released, subordinated or modified; and that to the best of Grantor's knowledge there are no offsets or defenses against the enforcement of this Deed of Trust, or if any of the foregoing statements are untrue, specifying the reasons therefor.

          (o) Compliance with Laws.  Grantor shall, and shall use reasonable
              --------------------
     efforts to cause any tenant of the Property to, comply with all applicable restrictive covenants and all Applicable Laws with respect to which the failure to so comply would have a Material Adverse Effect.

          (p) Tax and Insurance Escrow.  In order to secure the performance and
              ------------------------
     discharge of Grantor's obligations under subparagraphs (b), (f) and (g) of this Paragraph 2.2, but not in lieu of such obligations, Grantor will upon written request of the Administrative Agent, deposit with the Administrative Agent upon the occurrence and continuance of a Default, a sum equal to accrued and unpaid ad valorem taxes, assessments and charges (which charges for the purpose of this

                                    J-2-12
     subparagraph shall include without limitation ground rents and water and sewer rents and any other recurring charge which could create or result in a lien against the Property) against the Property for the then current year and the accrued and unpaid premiums for such policies of insurance for the then current year, all as reasonably estimated by the Administrative Agent and prorated to the end of the calendar month following the month during which such Default occurred, and thereafter will deposit with the Administrative Agent, on each date when an installment of interest is due on the Notes, sufficient funds (as reasonably estimated from time to time by the Administrative Agent) to permit the Administrative Agent to pay, at least 5 days prior to the delinquency date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. The Administrative Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by the Administrative Agent for payment of future taxes, assessments, charges and premiums, applied to any Secured Indebtedness, or refunded to Grantor, at the Administrative Agent's option; and any deficiency in such funds so deposited shall be made up by Grantor upon demand of the Administrative Agent. All such funds so deposited shall bear interest at the normal interest rate for money market deposits at NationsBank, may be mingled with the general funds of the Administrative Agent and shall be applied by the Administrative Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to the Administrative Agent by Grantor (which statements shall be presented by Grantor to the Administrative Agent a reasonable time before the applicable amount is due); provided, however, that if the Administrative Agent has made demand for payment of all of the Secured Indebtedness, such funds may at the Administrative Agent's option be, applied to the payment of the Secured Indebtedness in the order determined by the Administrative Agent and that the Administrative Agent may at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by the Administrative Agent under this subparagraph (p) but subject to the rights of the Administrative Agent hereunder.

          (q) Further Assurances.  Grantor will, on request of the
              ------------------
     Administrative Agent, (i) promptly correct any defect or error which may be discovered in the contents of this Deed of Trust or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Deed of Trust and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by the Administrative Agent to protect the lien or the security interest hereunder against the rights or

                                    J-2-13
     interests of third persons, and Grantor will pay all reasonable costs associated with any of the foregoing; (iv) use reasonable efforts to cause any tenant under any lease agreement of any of the Property to furnish any instrument or perform any act deemed advisable by the Administrative Agent to protect the lien or the security interest hereunder; and (v) provide such certificates, documents, reports, information, affidavits and other instruments (including but not limited to appraisals, surveys and current title reports) and do such further acts as may be reasonably necessary or proper in the reasonable determination of the Administrative Agent to enable the Administrative Agent to comply with the requirements or requests of any agency having jurisdiction over the Administrative Agent or any of the Banks or any examiners of such agencies with respect to the Secured Indebtedness, Grantor or the Property.

     2.3. Right of the Administrative Agent to Perform.  Grantor agrees that,
          --------------------------------------------
if, after any applicable notice or grace period, Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, the Administrative Agent, in Grantor's name or in its own name and after the giving of any required notice and expiration of any applicable cure period, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any reasonable expenses so incurred by the Administrative Agent, and any money so paid by the Administrative Agent, shall be a demand obligation owing by Grantor to the Administrative Agent and the Administrative Agent, upon making such payment, shall be subrogated to all of the rights of the person or entity receiving such payment. Any amounts due and owing by Grantor to the Administrative Agent pursuant to this Deed of Trust shall bear interest from the date such amount becomes due until paid at a rate of interest per annum equal to the lesser of (i) the Base Rate Basis, plus 2%, or (ii) the highest lawful rate, and shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other Loan Document. Should the Administrative Agent intend to perform or cause to be performed such act or take such action or pay such money, the Administrative Agent shall, subject to the immediately succeeding proviso, prior to taking any such action
                                      -------
notify Grantor of such intention and give Grantor a reasonable opportunity to take such action; provided, however, if in the reasonable opinion of the
                  --------  -------
Administrative Agent the giving of such notice and opportunity to take action would materially impair the validity or priority of this Deed of Trust, the rights or interests of the Trustee or the Administrative Agent hereunder or any rights, titles, liens or security interests created or evidenced hereby, the Administrative Agent shall have no obligation to give such notice and opportunity to take action prior to taking such action, but, nevertheless, shall give prompt written notice of the taking of such action to Grantor.

                                  ARTICLE III.

                          Remedies in Event of Default
                          ----------------------------

     3.1. Defaults.  The term "Default" as used in this Deed of Trust shall mean
          --------             -------
the occurrence and continuance of an "Event of Default" as defined in the Credit
                                      ----------------
Agreement.

     3.2. Acceleration.  Upon the occurrence and during the continuance of a
          ------------
Default, the Administrative Agent shall have the option of declaring all Secured Indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to

                                    J-2-14
foreclosure in any manner provided for herein or provided for by law as the Administrative Agent may elect.

     3.3. Possession.  Upon the occurrence and during the continuance of a
          ----------
Default, the Administrative Agent is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property, or any part thereof, and to take possession of the Property and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property, including the right to rent the same for the account of Grantor and to deduct from such rents all reasonable costs, expenses and liabilities of every reasonable character incurred by the Administrative Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property and to apply the remainder of such rents on the Secured Indebtedness in such manner as the Administrative Agent may elect. All such costs, expenses and liabilities incurred by the Administrative Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at a rate of interest per annum equal to the Default Rate, all of which shall constitute a portion of the Secured Indebtedness. If necessary to obtain the possession provided for above, the Administrative Agent may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by the Administrative Agent pursuant to this Paragraph 3.3, the Administrative Agent shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of the Administrative Agent in managing the Property, including without limitation, the negligence of the Administrative Agent, unless such loss is caused by the gross negligence or willful misconduct of the Administrative Agent, and the Administrative Agent shall not be obligated to perform or discharge any obligation, duty or liability under any lease agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Should the Administrative Agent incur any such liability, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Grantor shall reimburse the Administrative Agent therefor immediately upon demand. Nothing in this Paragraph 3.3 shall impose any duty, obligation or responsibility upon the Administrative Agent for the control, care, management or repair of the Property, or shall operate to make the Administrative Agent responsible or liable for any waste committed on the Property or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, operation, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, unless such waste, dangerous or defective condition or injury or death is directly a result of gross negligence or willful misconduct by the Administrative Agent, and not just the Administrative Agent's own ordinary negligence. Grantor hereby assents to, ratifies and confirms any and all actions of the Administrative Agent with respect to the Property taken under this Paragraph 3.3.

     3.4. Foreclosure.  Upon the occurrence and during the continuance of a
          -----------
Default, the Trustee or his or her successor or substitute is authorized and empowered and it shall be his or her special duty at the request of the Administrative Agent to take all actions necessary to sell the Mortgaged Property, or any part thereof, situated in the State of Texas in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by the

                                    J-2-15

Trustee hereunder may be of the entire Mortgaged Property, as an entirety, or in such parcels as the Administrative Agent may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by the Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but the Administrative Agent shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Mortgaged Property. After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the Property so sold to the purchaser or purchasers in fee simple with general warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his or her substitute or successor, and such power of sale may be exercised from time to time and as many times as the Administrative Agent may deem necessary until all of the Mortgaged Property has been duly sold and all Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Administrative Agent, such sale shall not exhaust the power of sale hereunder and the Administrative Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by the Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to the Administrative Agent having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Administrative Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his or her successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee or his or her successor or substitute.

     3.5. Judicial Foreclosure.  This instrument shall be effective as a
          --------------------
mortgage as well as a deed of trust and upon the occurrence and during the continuance of a Default may be foreclosed as to any of the Property in any manner permitted by the laws of the State of Texas or of any other state in which any part of the Property is situated, and any foreclosure suit may be brought by the Trustee or by the Administrative Agent. In the event a foreclosure hereunder shall be commenced by the Trustee or his or her substitute or successor, the Administrative Agent may at any time before the sale of the Property direct the said Trustee to abandon the sale, and may then institute suit for the collection of the Notes and the other Secured Indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if the Administrative Agent should institute a suit for the collection of the Notes or any other Secured Indebtedness and for the foreclosure of this Deed of Trust, the Administrative Agent may at any time

                                    J-2-16
before the entry of a final judgment in said suit dismiss the same, and require the Trustee or his or her substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust.

     3.6. Receiver.  In addition to all other remedies herein provided for,
          --------
Grantor agrees that upon the occurrence and during the continuance of a Default, the Administrative Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by the Administrative Agent, but nothing herein is to be construed to deprive the Administrative Agent of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of the Administrative Agent to receive payment of the rents, room rents, deposits for lodging and income from the Property. Any money advanced by the Administrative Agent in connection with any such receivership shall be a demand obligation owing by Grantor to the Administrative Agent and shall bear interest from the date of making such advancement by the Administrative Agent until paid at a rate of interest per annum equal to the Highest Lawful Rate, and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness.

     3.7. Proceeds of Sale.  The proceeds of any sale held by the Trustee or any
          ----------------
receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

          first, to the payment of all necessary and reasonable costs and
          -----
     expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to the Trustee acting under the provisions of Paragraph 3.4 if foreclosed by power of sale as provided in Paragraph 3.4;

          second, to the payment in full of the Secured Indebtedness (including
          ------
     specifically without limitation the principal, interest and reasonable attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed to the Administrative Agent under this Deed of Trust), to be distributed pro rata to each Bank based on the percentage that the amount of the Secured Indebtedness owing to each Secured Party bears to the total unpaid amount of the Obligations; and

          third, the remainder, if any, shall be paid to Grantor or other party
          -----
     legally entitled thereto.

     3.8. The Administrative Agent as Purchaser.  The Administrative Agent shall
          -------------------------------------
have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and the Administrative Agent purchasing at such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Secured Indebtedness owing to the Administrative Agent and/or Banks for the equal and ratable benefit of Banks.

                                    J-2-17

     3.9. Uniform Commercial Code.
          -----------------------

          (a) Upon the occurrence and during the continuance of a Default, the Administrative Agent may exercise its rights of enforcement with respect to the Personal Property under the Uniform Commercial Code as adopted in the State of Texas, as amended from time to time, and in conjunction with, in addition to or in substitution for those rights and remedies, and all rights and remedies granted to the Administrative Agent and/or Banks under any Loan Document executed by Grantor governing security interests in personal property of Grantor;

          (b) any sale made pursuant to the provisions of this Paragraph 3.9 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the Mortgaged Property under power of sale;

          (c) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to the Administrative Agent and/or Banks having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Administrative Agent and/or Banks, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (d) The Administrative Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Administrative Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Administrative Agent.

     3.10.  Partial Foreclosure.  During a Default, the Administrative Agent
            -------------------
shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in Paragraph 3.7 except that the amount paid under subparagraph second thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs first and second (modified as provided above) shall be applied to installments of principal of and interest on the Notes in the inverse order of maturity.
Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

     3.11.  Remedies Cumulative.  All remedies herein expressly provided for are
            -------------------
cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Indebtedness, or any part thereof, or otherwise benefiting the Trustee, the Administrative Agent and the Banks, and the Trustee, the Administrative Agent and the Banks shall, in addition to the remedies herein provided, be entitled to avail

                                    J-2-18
themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     3.12.  Resort to Any Security.  The Administrative Agent may resort to any
            ----------------------
security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Administrative Agent in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust, except as may be provided to the contrary under applicable law.

     3.13.  Waiver.  To the full extent Grantor may do so, Grantor agrees that
            ------
Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law and except with respect to rights expressly set forth herein or in the other Loan Documents, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the rights of the Trustee or the Administrative Agent under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the rights of the Trustee or the Administrative Agent under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever. If the Property is sold for an amount less than the Secured Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. To the extent permitted by law, Grantor waives all rights and claims with respect to Lender's ability to obtain a Deficiency Judgment under Section 51.003 of the Texas Property Code. If any law referred to in this Paragraph 3.13 and now in force, of which Grantor or Grantor's successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Paragraph 3.13 shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Paragraph 3.13. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, IF THE PROPERTY IS SOLD IN ACCORDANCE WITH THE TERMS OF THIS DEED OF TRUST FOR AN AMOUNT LESS THAN THE OBLIGATIONS OF GRANTOR TO TRUSTEE, BANKS OR ADMINISTRATIVE AGENT, THE DEFICIENCY SHALL BE DETERMINED BY THE PURCHASE PRICE AT THE SALE.

     3.14.  Delivery of Possession After Foreclosure.  In the event there is a
            ----------------------------------------
foreclosure sale hereunder and at the time of such sale Grantor or Grantor's successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part

                                    J-2-19
thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser.
In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

     3.15.  Tender After Acceleration.  If, following the occurrence of a
            -------------------------
Default and the acceleration of the Secured Indebtedness but prior to the foreclosure of this Deed of Trust against the Property, Grantor shall tender to the Administrative Agent and/or Banks payment of an amount sufficient to pay the entire Secured Indebtedness, such tender shall be deemed to be a voluntary prepayment and, consequently, Grantor shall also pay to Banks any charge or premium required to be paid in order to prepay principal and, if such principal payment is made during any period when prepayment is prohibited by this Deed of Trust, or the Loan Documents, the applicable charge or premium shall be the maximum prepayment penalty provided for in the Loan Documents; provided, however, that in no event shall any amount payable under this Paragraph 3.15, when added to the interest otherwise payable on the Secured Indebtedness, exceed the maximum interest permitted under Applicable Law.

     3.16.  Insurance Premiums.  Upon any foreclosure of the Mortgaged Property
            ------------------
pursuant to this Deed of Trust, the Administrative Agent shall have the right to cancel any policy of insurance covering all or any part of the Mortgaged Property and shall be entitled to receive any unearned premiums from such policy. The unearned premiums received by the Administrative Agent shall be applied in the same manner as provided in Paragraph 3.7 above regarding the application of proceeds of sale of the Mortgaged Property.

                                  ARTICLE IV.

                     Assignment of Rents, Profits, Income,
                     -------------------------------------
                              Contracts and Bonds
                              -------------------

     4.1. Assignment.  Grantor does hereby absolutely and unconditionally
          ----------
assign, transfer and set over to the Administrative Agent all rents, income, profits and proceeds to be derived from the Property, including without limitation the immediate and continuing right, subject to the license granted below, to collect and receive all of the rents, income, receipts, revenues, issues, profits and other sums of money that may now or at any time hereafter become due and payable to Grantor under the terms of any present or future leases now or hereafter covering the Property, or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, all proceeds payable under any policy of insurance covering the loss of rents resulting from untenantability caused by destruction or damage to the Property, and liens and rights, whether constitutional, statutory, contractual or otherwise, in favor of Grantor as the lessor of any of the Property, and all of Grantor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under the Bankruptcy Reform Act of 1978, as amended, or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "Applicable Bankruptcy
                                                           ---------------------
Law"), together with any sums of money that may now or at any time hereafter
---

                                    J-2-20
become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property, or any part thereof; and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property, or any part thereof; subject however to a license hereby granted by the Administrative Agent to Grantor to collect and receive and expend all of the foregoing, subject to the terms and conditions hereof. Upon the occurrence and continuance of any Default, the Administrative Agent shall have the right, power and privilege (but shall be under no duty) to terminate such license whereupon the Administrative Agent shall have the right and authority, whether or not it takes possession of the Property, to seek enforcement of any such lease, contract or bond and to demand, collect, receive, sue for and recover in its own name any and all of the above described amounts assigned hereby and to apply the sum(s) collected, first to the payment of reasonable expenses incident to the collection of the same, second to the payment of the Secured Indebtedness, and the balance, if any, to Grantor or other party legally entitled thereto; provided, however, that the Administrative Agent shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose. Grantor shall make no assignment or other disposition of the above described amounts assigned hereby, nor, unless permitted under the Credit Agreement, shall Grantor cancel or amend any such lease, contract, bond or any other instrument under which such amounts are to be paid or waive, excuse, condone, discount, set off, compromise or in any manner release any obligation thereunder if to do so could reasonably be expected to have a Material Adverse Effect, nor shall Grantor during the existence of a Default receive or collect any such amount thus assigned for a period of more than one month in advance of the date on which payment thereof is due and Grantor shall duly and punctually observe and perform every obligation to be performed by it under each such lease, contract, bond or other instrument if the failure to do so could reasonably be expected to have a Material Adverse Effect and shall not do or permit to be done anything to impair the security thereof and shall enforce, if the failure to do so could reasonably be expected to have a Material Adverse Effect, every obligation of each other party thereto. The assignment contained in this Paragraph 4.1. shall become null and void upon the release of this Deed of Trust. It shall never be necessary for the Administrative Agent to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph 4.1.

                                   ARTICLE V.

                              Hazardous Materials
                              -------------------

     5.1. Definitions.  For the purpose of this Deed of Trust, Grantor, the
          -----------
Administrative Agent and Trustee agree that, unless the context otherwise specifies or requires, the following terms shall have the meaning specified below:

          (a) "Hazardous Materials" shall mean (a) any "hazardous waste" as
               -------------------
     defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.
     Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA"), as amended from time to
                                             ------
     time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substance, (f) any substance the presence of which

                                    J-2-21
     on the Mortgaged Property is prohibited by any Governmental Requirements (as defined below); and (g) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

          (b) "Hazardous Materials Contamination" shall mean the contamination
               ---------------------------------
     (whether presently existing or hereafter occurring) of the buildings, facilities, soil, groundwater, air or other elements on or of the Mortgaged Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Mortgaged Property, in either case, in a manner violating applicable Governmental Requirements.

          (c) "Governmental Requirements" shall mean all laws, ordinances,
               -------------------------
     rules, and regulations of any Governmental Authority (as defined below) applicable to Grantor or the Mortgaged Property.

          (d) "Governmental Authority" shall mean the United States, the state,
               ----------------------
     county, city, or any other political subdivision in which the Mortgaged Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor or the Mortgaged Property.

                                    J-2-22

     5.2. Grantor's Warranties.  Grantor hereby represents and warrants that:
          --------------------

          (a) To Grantor's actual knowledge, no Hazardous Materials have been collected, stored, treated or disposed of in a manner which materially violates Applicable Law and no Hazardous Materials which would have a Material Adverse Effect are now located on the Mortgaged Property other than Hazardous Materials used in the ordinary course of Grantor's operations, all of which have been used in accordance, in all material respects, with proper specifications and procedures in accordance with Applicable Law, and neither Grantor nor, to Grantor's actual knowledge and belief, any other person has ever caused or permitted any Hazardous Materials which would have a Material Adverse Effect to be placed, held, located or disposed of on, under or at the Mortgaged Property, or any part thereof other than Hazardous Materials used in the ordinary course of Grantor's operations, all of which have been used in accordance, in all material respects, with proper specifications and procedures in accordance with Applicable Law;

          (b) To Grantor's actual knowledge, no part of the Mortgaged Property is being used nor, to Grantor's actual knowledge and belief, has been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials the effect of which would have a Material Adverse Effect, nor is any part of the Mortgaged Property affected by any Hazardous Materials Contamination which would have a Material Adverse Effect;

          (c) To Grantor's actual knowledge and belief, no property adjoining the Mortgaged Property is being used, or has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials which would have a Material Adverse Effect nor is any other property adjoining the Mortgaged Property affected by Hazardous Materials Contamination which would have a Material Adverse Effect.

     5.3. Grantor's Covenants.  Grantor agrees to (a) give notice to the
          -------------------
Administrative Agent promptly upon Grantor's acquiring knowledge of the presence of any Hazardous Materials which would have a Material Adverse Effect on the Mortgaged Property or of any Hazardous Materials Contamination which would have a Material Adverse Effect with a full description thereof; (b) promptly comply with any Governmental Requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide the Administrative Agent with reasonably satisfactory evidence of such compliance; and (c) provide the Administrative Agent within thirty (30) days after demand by the Administrative Agent, with a bond, letter of credit or similar financial assurance evidencing to the Administrative Agent's reasonable satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Mortgaged Property as a result thereof.

     5.4. Site Assessments.  Grantor will permit the Administrative Agent (by
          ----------------
its officers, employees and agents) at any time and from time to time, but not more frequently than once in any twelve month period (unless otherwise required by any Tribunal having supervisory authority over the Administrative Agent) to contract for the services of persons (the "Site Reviewers") to perform
                                           --------------
environmental site assessments (the "Site Assessments") on any Mortgaged
                                     ----------------
Property for the purpose of determining whether there exists on such Mortgaged Property any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of such Mortgaged Property

                                    J-2-23
arising under any Governmental Requirements relating to Hazardous Materials.
The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. Site Assessments shall be conducted in accordance with Governmental Requirements. The Site Reviewers are hereby authorized to enter upon any Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on any Mortgaged Property and such other tests on any Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding any Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meeting with the Site Reviewers appropriate personnel employed by Grantor having knowledge of such matters. The costs of performing such Site Assessments, except during a Default, shall be paid by the Administrative Agent. During a Default, the reasonable cost of performing such Site Assessments after the occurrence and during the continuance of a Default or Event of Default shall be paid by Grantor upon demand of the Administrative Agent and any such expenses borne by the Administrative Agent and not immediately reimbursed by Grantor shall be secured by this Deed of Trust.

     5.5. Indemnification.  Regardless of whether any Site Assessments are
          ---------------
conducted hereunder, if any Default or Event of Default shall have occurred and be continuing or any remedies in respect of any Mortgaged Property are exercised by the Administrative Agent or any Bank, Grantor shall defend, indemnify and hold harmless the Administrative Agent and Banks from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys' fees and expenses, and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Deed of Trust) be paid, incurred or suffered by or asserted against the Administrative Agent or Banks by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from any Mortgaged Property of any Hazardous Materials or any Hazardous Materials Contamination or arise out of or result from the environmental condition of any Mortgaged Property or the applicability of any Governmental Requirements relating to Hazardous Materials (including, without limitation, CERCLA or any federal, state or local so-called "superfund" or "superlien" laws, or any code, rule, regulation, order or decree promulgated thereunder); provided, however, the indemnity provided above shall not apply to any liabilities, actions, demands, penalties, losses, costs or expenses, suits, costs of any settlement or judgment and claims of any and every kind whatsoever which are determined in a final, non-appealable judgment by a court of competent jurisdiction to have been (i) caused by or within the control of the Administrative Agent and/or Banks as a result of actions in their capacities as beneficiaries of this Deed of Trust and not as a result of any determination in such judgment or otherwise that any covenants, conditions or provisions in any of the Loan Documents give or purport to give control over Grantor or any of the Mortgaged Property or (ii) which are the result of an event that occurs after foreclosure of the Mortgaged Property (or any portion thereof) or the taking of a deed in lieu of foreclosure covering the Mortgaged Property (or any portion thereof), unless such event occurs as a result of or arises out of a Hazardous Materials Contamination or an environmental condition of the Mortgaged Property that occurred or existed prior to such foreclosure or such taking of a deed in lieu of foreclosure. The covenants, warranties and indemnifications contained in this Section 5.5 shall survive the release of this Deed of Trust and termination of the Credit Agreement. For the purposes of this Section 5.5, the term

                                    J-2-24

"Administrative Agent" and "Banks" shall include all subsequent owners or holders of any obligations secured by this Deed of Trust, all directors, officers, employees and agents of such entity and any persons or entities owned or controlled by or affiliated with the Administrative Agent or any Bank, and their respective directors, officers, employees and agents.

                                  ARTICLE VI.

                                 Miscellaneous
                                 -------------

     6.1. Release.  If all of the Secured Indebtedness be finally and fully paid
          -------
and the Commitments (as defined the Credit Agreement) have terminated, the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by the Administrative Agent at Grantor's cost.

     6.2. Successor Trustee.  The Trustee may resign by an instrument in writing
          -----------------
addressed to the Administrative Agent, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by the Administrative Agent. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason the Administrative Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then the Administrative Agent shall have the right and hereby is authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by the Administrative Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness finally has been paid in full or until the Property is sold hereunder. In the event the Secured Indebtedness is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Administrative Agent or by the holder or holders of not less than a majority of the Secured Obligations shall be full evidence of the right and authority to make the same and of all facts therein recited. If the Administrative Agent is a corporation and such appointment is executed in its behalf by an officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Property shall vest in the named successor or substitute trustee and thereupon he shall succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but, nevertheless, upon the written request of the Administrative Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or her successor or successors, substitute or substitutes, in this trust, lawfully shall do by virtue hereof.

                                    J-2-25

     6.3.  Liability and Indemnification of Trustee.  The Trustee shall not be
           ----------------------------------------
liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for the Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him or her hereunder, believed by him or her in good faith to be genuine. All moneys received by the Trustee, until used or applied as herein provided, shall be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any monies received by him or her hereunder, except to the extent required hereunder or under Applicable Law. Grantor will reimburse the Trustee for, and indemnify and save harmless him or her against, any and all liability and expenses which reasonably may be incurred by him or her in the performance of his or her duties hereunder, except for such liability and expenses attributable to the Trustee's gross negligence or willful misconduct. The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

     6.4. Waiver by the Administrative Agent.  The Administrative Agent may at
          ----------------------------------
any time and from time to time in writing (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor doing any act which Grantor hereunder is prohibited from doing, or consent to Grantor failing to do any act which Grantor hereunder is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property, or any interest therein, from the lien and security interest of this Deed of Trust without the joinder of the Trustee, or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the Secured Indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of the Trustee or the Administrative Agent hereunder except to the extent specifically agreed to by the Administrative Agent in such writing.

     6.5. Actions by the Administrative Agent.  The lien, security interest and
          -----------------------------------
other security rights of the Administrative Agent and Banks hereunder shall not be impaired by any indulgence, moratorium or release granted by the Administrative Agent (except as provided in Section 6.1), including but not limited to (a) any renewal, extension, increase or modification which the Administrative Agent or any Bank may grant with respect to any Secured Indebtedness, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Administrative Agent or any Bank may grant in respect of the Property, or any part thereof or any interest therein (except to the extent specifically surrendered, compromised, released, renewed, extended, exchanged or substituted), or (c) any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by the Administrative Agent or any Bank shall not release or impair the lien, security interest or other security rights of the Administrative Agent hereunder or affect the liability of Grantor or of any endorser or guarantor or other surety or improve the right of any permitted junior lienholder in the Property.

     6.6. Rights of the Administrative Agent.  The Administrative Agent may,
          ----------------------------------
subject to the Credit Agreement, waive any Default or other default without waiving any other prior or subsequent Default or other default. the Administrative Agent may remedy any Default or other default without waiving the Default or other default remedied. Neither the failure by the Administrative Agent to exercise, nor the

                                    J-2-26
delay by the Administrative Agent in exercising, any right, power or remedy upon any Default or other default shall be construed as a waiver of such Default or other default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Administrative Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by the Administrative Agent of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or other default hereunder.

     6.7. Reproduction as Financing Statement.  A carbon, photographic or other
          -----------------------------------
reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.

     6.8. Fixture Filing.  This Deed of Trust shall be effective as a financing
          --------------
statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real property records of the county where the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Section 9.103(e) of the Texas Business and Commerce Code, as amended, and is to be filed for record in the real property records of the county where the Property is situated. The mailing address of Grantor is set forth below the signature of Grantor to this Deed of Trust and the address of the Administrative Agent from which information concerning the security interest may be obtained is 901 Main Street, 67th Floor, Dallas, Texas 75202. Grantor does have an interest of record in the Mortgaged Property.

     6.9. Filing and Recordation.  Grantor will cause this Deed of Trust and all
          ----------------------
amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as the Trustee or the Administrative Agent shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     6.10.  Dealing with Successor.  In the event the ownership of the Property
            ----------------------
or any part thereof becomes vested in a person other than Grantor, the Administrative Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the Secured Indebtedness. Except as agreed to in writing by all Banks and the Administrative Agent, no sale of the Property, no forbearance on the part of the Administrative Agent or any Bank and no extension of the time for the payment of any of the Secured Indebtedness given by the Administrative Agent or any Bank shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the Secured

                                    J-2-27

Indebtedness or the liability of any other person hereunder or for the payment of the Secured Indebtedness, except to the extent proceeds of any such sale are applied as provided in Paragraph 3.7.

     6.11.  Place of Payment.  All Secured Indebtedness which may be owing
            ----------------
hereunder at any time by Grantor shall be payable at the place designated in the Loan Documents, or if no such designation is made, at the office of the Administrative Agent at the address indicated in this Deed of Trust, or at such other place in the continental United States as the Administrative Agent may designate in writing.

     6.12.  Subrogation.  To the extent that proceeds of the Secured
            -----------
Indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Banks at Grantor's request and Banks shall be subrogated to any and all rights, security interests and liens owned or held by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released; provided, however, that the terms and provisions of this Deed of Trust shall govern the rights and remedies of Banks and shall supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the lien or liens to which Banks are subrogated hereunder.

     6.13.  Application of Indebtedness.  If any part of the Secured
            ---------------------------
Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

     6.14.  Usury.  It is the intent of the Administrative Agent, the Banks and
            -----
Grantor in the execution of the Credit Agreement, this Deed of Trust, the other Loan Documents and all other instruments now or hereafter securing the Secured Indebtedness or executed in connection therewith or under any other written or oral agreement by the undersigned in favor of the Administrative Agent and/or Banks to contract in strict compliance with applicable usury law. In furtherance thereof, the Administrative Agent, Banks and Grantor stipulate and agree that none of the terms and provisions contained in the Credit Agreement, this Deed of Trust, the other Loan Documents or any other instrument securing the Notes or executed in connection herewith, or in any other written or oral agreement by Grantor in favor of Banks and/or the Administrative Agent, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. Neither Grantor nor any guarantors, endorsers, sureties or other parties now or hereafter becoming liable for the Secured Indebtedness, or any part thereof, shall ever be required to pay interest on Secured Indebtedness, under any instrument securing the Secured Indebtedness or under any of the other Loan Documents, or in any other written or oral agreement by Grantor in favor of Banks and/or the Administrative Agent, at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this Paragraph 6.14 shall control over all other provisions of the Credit Agreement, this Deed of Trust, the other Loan Documents and any other instruments now or hereafter securing the Secured Indebtedness or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. All interest paid or agreed to be paid to Banks and/or the Administrative Agent shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Secured Indebtedness so that the interest thereon for such full period shall not exceed the maximum amount

                                    J-2-28
permitted by applicable law. Banks and/or the Administrative Agent expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Secured Indebtedness is accelerated. If the maturity of the Secured Indebtedness shall be accelerated for any reason or if the principal of the Secured Indebtedness is paid prior to the end of the term of the Secured Indebtedness, and as a result thereof the interest received for the actual period of existence of the loan evidenced by the Secured Indebtedness exceeds the applicable maximum lawful rate, Banks and/or the Administrative Agent shall refund to Grantor the amount of such excess or shall credit the amount of such excess against the principal balance of the Secured Indebtedness then outstanding. In the event that Banks and/or the Administrative Agent shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Banks and/or the Administrative Agent, be either immediately returned to Grantor or credited against the principal balance of the other Secured Indebtedness, without further penalty to such holder. By execution of this Deed of Trust, Grantor acknowledges that it believes the loan to be non-usurious and agrees that if, at any time, Grantor should have reason to believe that such loan is in fact usurious, it will give Banks and/or the Administrative Agent notice of such condition, and Grantor agrees that Banks and/or the Administrative Agent shall have 90 days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. As used in this Paragraph 6.14, "interest" means any sum that must be treated as interest under applicable law in determining whether a loan is usurious. THE TERM "APPLICABLE LAW" AS USED IN THIS PARAGRAPH 6.14 SHALL MEAN THE LAWS OF THE STATE OF TEXAS OR THE LAWS OF THE UNITED STATES, WHICHEVER LAWS ALLOW THE GREATER RATE OF INTEREST, AS SUCH LAWS NOW EXIST OR MAY BE CHANGED OR AMENDED OR COME INTO EFFECT IN THE FUTURE.

     6.15.  Notice.  Any notice, request, demand or other communication required
            ------
or permitted hereunder, or under the Loan Documents, or under any other instrument securing the payment of the Loan Documents (unless otherwise expressly provided therein) shall be given in the same manner as set forth in
Section 11.1(a) of the Credit Agreement.

     6.16.  Successors and Assigns.  The terms, provisions, covenants and
            ----------------------
conditions hereof shall be binding upon Grantor, and the representatives, successors and assigns of Grantor including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of the Trustee, the Administrative Agent and the Banks, and their respective heirs, successors, substitutes and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor, Trustee, the Administrative Agent or the Banks shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns.

     6.17.  Severability.  A determination that any provision of this Deed of
            ------------
Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

                                    J-2-29

     6.18.  Gender and Number.  Within this Deed of Trust, words of any gender
            -----------------
shall be held and construed to include any other gender, and words in the singular and plural number shall be held and construed to include the other number, unless the context otherwise requires.

     6.19.  Counterparts.  This Deed of Trust may be executed in any number of
            ------------
counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument.

     6.20.  Reporting Requirements.  Grantor agrees to comply with any and all
            ----------------------
reporting requirements applicable to the transaction secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of the Administrative Agent to furnish the Administrative Agent with evidence of such compliance.

     6.21.  Headings.  The paragraph headings contained in this Deed of Trust
            --------
are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

     6.22.  Consent of the Administrative Agent.  Except where otherwise
            -----------------------------------
provided herein or in any of the other Loan Documents, in any instance hereunder where the approval, consent or the exercise of judgment of the Administrative Agent is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Administrative Agent, and the Administrative Agent shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the Administrative Agent's judgment.

     6.23.  Modification or Termination.  The Loan Documents may only be
            ---------------------------
modified or terminated by a written instrument or instruments executed by the party against whom enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

     6.24.  ENTIRE AGREEMENT.  THIS DEED OF TRUST, TOGETHER WITH THE CREDIT
            ----------------
AGREEMENT, AND ALL OTHER LOAN DOCUMENTS (ALL AS IN EFFECT ON THE DATE HEREOF AND AS THE SAME MAY BE AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED HEREAFTER FROM TIME TO TIME) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     6.25.  GOVERNING LAW.  EXCEPT TO THE EXTENT THAT THE REAL PROPERTY LAWS OF
            -------------
ANY STATE IN WHICH ANY OF THE MORTGAGED PROPERTY MAY BE LOCATED MAY CONTROL, THIS DEED OF TRUST SHALL BE CONSTRUED, INTERPRETED, ENFORCED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

                                    J-2-30

     6.26.  Multiple Advance Loan.  This Deed of Trust is given to secure, among
            ---------------------
other things, a multiple advance loan and shall secure not only presently existing indebtedness but also future advances, whether such advances are obligatory or to be made at the option of the Administrative Agent or any Bank or otherwise, to the same extent as if such future advances were made on the date of execution of this Deed of Trust. The lien of this Deed of Trust shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Property is located.

     6.27.  Credit Agreement Controls.  In the event of any conflict or
            -------------------------
inconsistency between any of the terms and provisions of the Credit Agreement or any other Loan Documents (other than this Deed of Trust) and any of the terms and provisions of this Deed of Trust, the terms and provisions of the Credit Agreement and such other Loan Documents shall control.

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement as of the __th day of September, 1997.

                                    DOSKOCIL MANUFACTURING COMPANY, INC., a
                                    Texas corporation

                                    By:
                                         Name:  _____________________
                                         Title: _____________________

                                    Address:    4209 Barnett
                                                Arlington, Texas 76017

                                    J-2-31

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was acknowledged before me on the __th day of ___________, _____, by ______________________________, _____________________________ of
DOSKOCIL MANUFACTURING COMPANY, INC., on behalf of said corporation.



                                    ----------------------------------------
                                    Notary Public, State of Texas

My Commission Expires:              ----------------------------------------
------------------                                Print name of Notary here

                                    J-2-32

                                  EXHIBIT "A"
                                  -----------


                           [Description of Property]

                                    J-2-33

                                  EXHIBIT "B"
                                  -----------


                    [Description of Permitted Encumbrances]

                                    J-2-34

                                   EXHIBIT K

                                   EXHIBIT L

                                SWING LINE NOTE
                                ---------------


Dallas, Texas                  $5,000,000.00               September 19, 1997


     DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("Lender"), at the principal office of NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     Principal of and interest on the unpaid principal balance of Swing Line Advances under this Swing Line Note (the "Note") from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Note is issued pursuant to and evidences Swing Line Advances under a Credit Agreement, dated as of September 19, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Agent, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Note when due.

     THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), AND OF THE UNITED STATES OF AMERICA. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF

THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                              DOSKOCIL MANUFACTURING COMPANY, INC.



                              By: ____________________________________
                                    Name:_____________________________
                                    Title:____________________________

                                      L-2